Jackson National Separate Account I

Financial Statements

December 31, 2022

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL Aggressive Growth Allocation Fund - Class A	JNL Aggressive Growth Allocation Fund - Class I	JNL Bond Index Fund - Class I	JNL Conservative Allocation Fund - Class A	JNL Conservative Allocation Fund - Class I	JNL Emerging Markets Index Fund - Class I	JNL Growth Allocation Fund - Class A
Assets
Investments in Funds, at fair value	$1,253,126,410	$12,850,696	$4,654,712	$541,799,347	$6,005,113	$886,382	$2,680,932,141
Receivables:
Investments in Fund shares sold	2,673,790	2,533	49	115,928	72	8	499,155
Investment Division units sold	26,667	—	—	93,093	761	78,050	125,157
Total assets	1,255,826,867	12,853,229	4,654,761	542,008,368	6,005,946	964,440	2,681,556,453

Liabilities
Payables:
Investments in Fund shares purchased	26,667	—	—	93,093	761	78,050	125,157
Investment Division units redeemed	2,629,222	2,378	—	98,284	—	—	402,082
Insurance fees due to Jackson	44,568	155	49	17,644	72	8	97,073
Total liabilities	2,700,457	2,533	49	209,021	833	78,058	624,312
Net assets	$1,253,126,410	$12,850,696	$4,654,712	$541,799,347	$6,005,113	$886,382	$2,680,932,141

Investments in Funds, shares outstanding	79,362,027	801,166	531,967	43,343,948	472,844	118,184	165,591,856
Investments in Funds, at cost	$1,055,519,642	$12,934,685	$4,899,686	$564,403,678	$6,488,897	$988,263	$2,417,312,895

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL Aggressive Growth Allocation Fund - Class A	JNL Aggressive Growth Allocation Fund - Class I	JNL Bond Index Fund - Class I	JNL Conservative Allocation Fund - Class A	JNL Conservative Allocation Fund - Class I	JNL Emerging Markets Index Fund - Class I	JNL Growth Allocation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	17,607,217	60,180	9,096	7,215,600	29,349	2,245	34,474,505
Total expenses	17,607,217	60,180	9,096	7,215,600	29,349	2,245	34,474,505
Net investment income (loss)	(17,607,217)	(60,180)	(9,096)	(7,215,600)	(29,349)	(2,245)	(34,474,505)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	59,938,261	136,829	(21,044)	(39,811)	(109,537)	(10,940)	85,864,429
Net change in unrealized appreciation
(depreciation) on investments in Funds	(387,758,293)	(3,255,164)	(242,644)	(91,902,367)	(863,178)	(103,366)	(618,465,342)
Net realized and unrealized gain (loss)	(327,820,032)	(3,118,335)	(263,688)	(91,942,178)	(972,715)	(114,306)	(532,600,913)

Net change in net assets
from operations	$(345,427,249)	$(3,178,515)	$(272,784)	$(99,157,778)	$(1,002,064)	$(116,551)	$(567,075,418)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL Growth Allocation Fund - Class I	JNL International Index Fund - Class I	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Growth Fund - Class I	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Fund - Class I	JNL iShares Tactical Moderate Growth Fund - Class A
Assets
Investments in Funds, at fair value	$17,627,124	$3,448,007	$256,808,663	$7,007,186	$167,110,962	$7,392,071	$266,674,340
Receivables:
Investments in Fund shares sold	309	33	135,169	260	23,838	86	443,971
Investment Division units sold	—	196,950	76,838	—	637,925	—	221,665
Total assets	17,627,433	3,644,990	257,020,670	7,007,446	167,772,725	7,392,157	267,339,976

Liabilities
Payables:
Investments in Fund shares purchased	—	196,950	76,838	—	637,925	—	221,665
Investment Division units redeemed	108	—	127,298	174	18,584	—	435,738
Insurance fees due to Jackson	201	33	7,871	86	5,254	86	8,233
Total liabilities	309	196,983	212,007	260	661,763	86	665,636
Net assets	$17,627,124	$3,448,007	$256,808,663	$7,007,186	$167,110,962	$7,392,071	$266,674,340

Investments in Funds, shares outstanding	1,071,558	402,334	18,966,666	515,234	15,150,586	665,952	21,471,364
Investments in Funds, at cost	$17,654,196	$3,692,517	$274,524,211	$7,891,884	$187,801,495	$8,648,475	$286,440,183

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL Growth Allocation Fund - Class I	JNL International Index Fund - Class I	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Growth Fund - Class I	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Fund - Class I	JNL iShares Tactical Moderate Growth Fund - Class A
Investment Income
Dividends	$—	$84,536	$3,718,163	$123,475	$2,547,025	$144,205	$3,961,647
Expenses
Asset-based charges	74,559	8,413	2,942,603	29,979	1,974,354	32,913	3,183,702
Total expenses	74,559	8,413	2,942,603	29,979	1,974,354	32,913	3,183,702
Net investment income (loss)	(74,559)	76,123	775,560	93,496	572,671	111,292	777,945

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	19,799	16,938,247	456,810	8,723,750	409,497	14,250,032
Sales of investments in Funds	225,332	(51,411)	2,283,181	(6,978)	(739,591)	(156,478)	1,592,683
Net change in unrealized appreciation
(depreciation) on investments in Funds	(3,835,670)	(254,056)	(69,410,358)	(1,669,065)	(35,767,885)	(1,484,718)	(66,710,345)
Net realized and unrealized gain (loss)	(3,610,338)	(285,668)	(50,188,930)	(1,219,233)	(27,783,726)	(1,231,699)	(50,867,630)

Net change in net assets
from operations	$(3,684,897)	$(209,545)	$(49,413,370)	$(1,125,737)	$(27,211,055)	$(1,120,407)	$(50,089,685)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL iShares Tactical Moderate Growth Fund - Class I	JNL Mid Cap Index Fund - Class I	JNL Moderate Allocation Fund - Class A	JNL Moderate Allocation Fund - Class I	JNL Moderate Growth Allocation Fund - Class A	JNL Moderate Growth Allocation Fund - Class I	JNL Multi-Manager Alternative Fund - Class A
Assets
Investments in Funds, at fair value	$6,948,466	$2,630,903	$1,996,718,387	$9,791,520	$3,553,591,949	$11,195,725	$191,694,576
Receivables:
Investments in Fund shares sold	84	27	868,879	531	1,162,398	184	80,304
Investment Division units sold	—	2,685	581,138	—	112,992	—	57,383
Total assets	6,948,550	2,633,615	1,998,168,404	9,792,051	3,554,867,339	11,195,909	191,832,263

Liabilities
Payables:
Investments in Fund shares purchased	—	2,685	581,138	—	112,992	—	57,383
Investment Division units redeemed	—	—	797,415	414	1,034,793	47	74,663
Insurance fees due to Jackson	84	27	71,464	117	127,605	137	5,641
Total liabilities	84	2,712	1,450,017	531	1,275,390	184	137,687
Net assets	$6,948,466	$2,630,903	$1,996,718,387	$9,791,520	$3,553,591,949	$11,195,725	$191,694,576

Investments in Funds, shares outstanding	557,662	290,067	135,462,577	654,076	221,822,219	687,698	18,118,580
Investments in Funds, at cost	$7,864,252	$2,744,866	$1,871,420,544	$9,855,547	$3,051,731,125	$11,454,027	$193,836,060

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL iShares Tactical Moderate Growth Fund - Class I	JNL Mid Cap Index Fund - Class I	JNL Moderate Allocation Fund - Class A	JNL Moderate Allocation Fund - Class I	JNL Moderate Growth Allocation Fund - Class A	JNL Moderate Growth Allocation Fund - Class I	JNL Multi-Manager Alternative Fund - Class A
Investment Income
Dividends	$124,915	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	31,109	7,578	28,648,572	48,448	51,361,145	49,394	2,226,548
Total expenses	31,109	7,578	28,648,572	48,448	51,361,145	49,394	2,226,548
Net investment income (loss)	93,806	(7,578)	(28,648,572)	(48,448)	(51,361,145)	(49,394)	(2,226,548)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	364,344	—	—	—	—	—	—
Sales of investments in Funds	(17,090)	(48,205)	45,064,155	689,028	127,019,948	26,176	390,393
Net change in unrealized appreciation
(depreciation) on investments in Funds	(1,560,482)	(155,557)	(420,760,939)	(2,659,662)	(859,458,948)	(1,949,081)	(25,075,347)
Net realized and unrealized gain (loss)	(1,213,228)	(203,762)	(375,696,784)	(1,970,634)	(732,439,000)	(1,922,905)	(24,684,954)

Net change in net assets
from operations	$(1,119,422)	$(211,340)	$(404,345,356)	$(2,019,082)	$(783,800,145)	$(1,972,299)	$(26,911,502)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL Multi-Manager Alternative Fund - Class I	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class I	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class I
Assets
Investments in Funds, at fair value	$4,090,438	$573,785,532	$7,835,775	$345,044,483	$3,845,018	$393,657,374	$13,270,625
Receivables:
Investments in Fund shares sold	53	385,623	131	145,125	1,217	150,112	592
Investment Division units sold	—	185,491	4,223	50,029	—	76,819	76,274
Total assets	4,090,491	574,356,646	7,840,129	345,239,637	3,846,235	393,884,305	13,347,491

Liabilities
Payables:
Investments in Fund shares purchased	—	185,491	4,223	50,029	—	76,819	76,274
Investment Division units redeemed	4	365,127	37	132,793	1,170	136,490	430
Insurance fees due to Jackson	49	20,496	94	12,332	47	13,622	162
Total liabilities	53	571,114	4,354	195,154	1,217	226,931	76,866
Net assets	$4,090,438	$573,785,532	$7,835,775	$345,044,483	$3,845,018	$393,657,374	$13,270,625

Investments in Funds, shares outstanding	380,860	73,656,679	1,003,300	37,545,646	414,334	23,334,758	776,514
Investments in Funds, at cost	$4,299,079	$662,771,486	$9,959,011	$521,286,328	$5,539,680	$379,209,696	$13,294,422

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL Multi-Manager Alternative Fund - Class I	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class I	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class I
Investment Income
Dividends	$—	$5,464,640	$109,954	$4,315,253	$57,980	$—	$—
Expenses
Asset-based charges	14,802	8,314,989	37,229	4,923,071	15,878	5,048,816	59,162
Total expenses	14,802	8,314,989	37,229	4,923,071	15,878	5,048,816	59,162
Net investment income (loss)	(14,802)	(2,850,349)	72,725	(607,818)	42,102	(5,048,816)	(59,162)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	46,538,576	625,873	51,700,812	557,884	—	—
Sales of investments in Funds	(74,539)	703,631	(373,247)	(24,103,730)	(177,404)	9,362,917	36,944
Net change in unrealized appreciation
(depreciation) on investments in Funds	(273,628)	(248,948,557)	(2,912,630)	(187,129,318)	(1,772,248)	(84,663,604)	(2,420,463)
Net realized and unrealized gain (loss)	(348,167)	(201,706,350)	(2,660,004)	(159,532,236)	(1,391,768)	(75,300,687)	(2,383,519)

Net change in net assets
from operations	$(362,969)	$(204,556,699)	$(2,587,279)	$(160,140,054)	$(1,349,666)	$(80,349,503)	$(2,442,681)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class I	JNL S&P 500 Index Fund - Class I	JNL Small Cap Index Fund - Class I	JNL/AB Sustainable Global Thematic Fund - Class A
Assets
Investments in Funds, at fair value	$1,626,429,575	$27,383,179	$1,054,802,683	$15,029,450	$265,856,233	$2,282,349	$3,566,625
Receivables:
Investments in Fund shares sold	986,936	735	605,379	822	10,019	23	119
Investment Division units sold	708,836	1,288	331,753	53,392	377,106	2,685	—
Total assets	1,628,125,347	27,385,202	1,055,739,815	15,083,664	266,243,358	2,285,057	3,566,744

Liabilities
Payables:
Investments in Fund shares purchased	708,836	1,288	331,753	53,392	377,106	2,685	—
Investment Division units redeemed	928,222	403	566,821	640	6,868	—	—
Insurance fees due to Jackson	58,714	332	38,558	182	3,151	23	119
Total liabilities	1,695,772	2,023	937,132	54,214	387,125	2,708	119
Net assets	$1,626,429,575	$27,383,179	$1,054,802,683	$15,029,450	$265,856,233	$2,282,349	$3,566,625

Investments in Funds, shares outstanding	48,885,770	772,663	64,871,014	912,535	15,919,535	260,245	381,866
Investments in Funds, at cost	$1,660,164,825	$33,342,752	$1,022,538,651	$15,152,872	$252,291,108	$2,432,544	$3,584,280

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class I	JNL S&P 500 Index Fund - Class I	JNL Small Cap Index Fund - Class I	JNL/AB Sustainable Global Thematic Fund - Class A(a)
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	24,496,386	134,195	14,533,561	62,124	1,145,428	5,837	15,782
Total expenses	24,496,386	134,195	14,533,561	62,124	1,145,428	5,837	15,782
Net investment income (loss)	(24,496,386)	(134,195)	(14,533,561)	(62,124)	(1,145,428)	(5,837)	(15,782)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	41,115,692	(1,521,597)	14,865,675	71,144	6,493,579	(31,057)	(19,392)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(838,929,530)	(10,819,329)	(167,350,669)	(1,861,618)	(60,655,769)	(164,475)	(17,655)
Net realized and unrealized gain (loss)	(797,813,838)	(12,340,926)	(152,484,994)	(1,790,474)	(54,162,190)	(195,532)	(37,047)

Net change in net assets
from operations	$(822,310,224)	$(12,475,121)	$(167,018,555)	$(1,852,598)	$(55,307,618)	$(201,369)	$(52,829)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 25, 2022. The Statement of Operations is from April 25, 2022 through December 31, 2022.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/AB Sustainable Global Thematic Fund - Class I	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Bond Fund of America Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class I	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class I
Assets
Investments in Funds, at fair value	$224,890	$2,308,483,835	$43,256,891	$153,468,081	$6,305,717	$323,254,831	$6,968,274
Receivables:
Investments in Fund shares sold	5	813,277	689	29,670	743	390,930	1,264
Investment Division units sold	—	431,269	750	1,964,743	2,731	532,124	—
Total assets	224,895	2,309,728,381	43,258,330	155,462,494	6,309,191	324,177,885	6,969,538

Liabilities
Payables:
Investments in Fund shares purchased	—	431,269	750	1,964,743	2,731	532,124	—
Investment Division units redeemed	—	731,432	162	24,596	669	379,773	1,179
Insurance fees due to Jackson	5	81,845	527	5,074	74	11,157	85
Total liabilities	5	1,244,546	1,439	1,994,413	3,474	923,054	1,264
Net assets	$224,890	$2,308,483,835	$43,256,891	$153,468,081	$6,305,717	$323,254,831	$6,968,274

Investments in Funds, shares outstanding	24,027	167,402,744	2,991,486	17,419,759	711,706	26,561,613	564,690
Investments in Funds, at cost	$224,630	$2,153,678,617	$42,279,204	$163,461,219	$6,553,039	$307,726,808	$6,567,711

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/AB Sustainable Global Thematic Fund - Class I(a)	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Bond Fund of America Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class I	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	431	30,510,835	196,191	1,376,598	12,259	3,670,592	30,619
Total expenses	431	30,510,835	196,191	1,376,598	12,259	3,670,592	30,619
Net investment income (loss)	(431)	(30,510,835)	(196,191)	(1,376,598)	(12,259)	(3,670,592)	(30,619)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(22)	42,572,824	735,857	(3,752,730)	(69,147)	2,922,105	175,519
Net change in unrealized appreciation
(depreciation) on investments in Funds	260	(407,108,999)	(7,476,845)	(9,954,318)	(251,318)	(24,555,377)	(709,313)
Net realized and unrealized gain (loss)	238	(364,536,175)	(6,740,988)	(13,707,048)	(320,465)	(21,633,272)	(533,794)

Net change in net assets
from operations	$(193)	$(395,047,010)	$(6,937,179)	$(15,083,646)	$(332,724)	$(25,303,864)	$(564,413)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 25, 2022. The Statement of Operations is from April 25, 2022 through December 31, 2022.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Capital World Bond Fund - Class I	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Growth Fund - Class I	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class I	JNL/American Funds Growth Allocation Fund - Class A
Assets
Investments in Funds, at fair value	$329,191,315	$4,313,295	$649,384,943	$18,138,131	$567,058,566	$9,313,816	$3,044,031,076
Receivables:
Investments in Fund shares sold	141,105	59	821,247	1,602	298,821	817	1,629,637
Investment Division units sold	54,312	4,234	112,141	—	62,660	—	846,786
Total assets	329,386,732	4,317,588	650,318,331	18,139,733	567,420,047	9,314,633	3,046,507,499

Liabilities
Payables:
Investments in Fund shares purchased	54,312	4,234	112,141	—	62,660	—	846,786
Investment Division units redeemed	129,025	7	799,780	1,381	278,236	704	1,521,371
Insurance fees due to Jackson	12,080	52	21,467	221	20,585	113	108,266
Total liabilities	195,417	4,293	933,388	1,602	361,481	817	2,476,423
Net assets	$329,191,315	$4,313,295	$649,384,943	$18,138,131	$567,058,566	$9,313,816	$3,044,031,076

Investments in Funds, shares outstanding	34,183,937	438,789	32,863,610	904,645	35,352,778	565,502	145,022,919
Investments in Funds, at cost	$376,901,024	$5,007,192	$631,982,682	$18,999,473	$572,370,820	$11,336,353	$2,617,524,435

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Capital World Bond Fund - Class I	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Growth Fund - Class I	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class I	JNL/American Funds Growth Allocation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	4,930,563	19,046	8,364,380	83,695	8,338,118	43,443	41,886,521
Total expenses	4,930,563	19,046	8,364,380	83,695	8,338,118	43,443	41,886,521
Net investment income (loss)	(4,930,563)	(19,046)	(8,364,380)	(83,695)	(8,338,118)	(43,443)	(41,886,521)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(8,296,006)	(138,314)	14,280,135	(40,625)	11,137,250	(378,992)	122,379,705
Net change in unrealized appreciation
(depreciation) on investments in Funds	(70,773,756)	(740,943)	(242,209,298)	(6,160,951)	(264,707,497)	(3,470,024)	(871,624,637)
Net realized and unrealized gain (loss)	(79,069,762)	(879,257)	(227,929,163)	(6,201,576)	(253,570,247)	(3,849,016)	(749,244,932)

Net change in net assets
from operations	$(84,000,325)	$(898,303)	$(236,293,543)	$(6,285,271)	$(261,908,365)	$(3,892,459)	$(791,131,453)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/American Funds Growth Allocation Fund - Class I	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth Fund - Class I	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class A	JNL/American Funds International Fund - Class I
Assets
Investments in Funds, at fair value	$39,848,947	$3,081,441,791	$63,941,226	$7,972,418,086	$101,091,870	$1,277,419,979	$14,139,156
Receivables:
Investments in Fund shares sold	402,815	1,338,741	1,750	4,566,598	32,832	780,091	797
Investment Division units sold	—	1,426,340	26,508	2,775,152	—	74,759	—
Total assets	40,251,762	3,084,206,872	63,969,484	7,979,759,836	101,124,702	1,278,274,829	14,139,953

Liabilities
Payables:
Investments in Fund shares purchased	—	1,426,340	26,508	2,775,152	—	74,759	—
Investment Division units redeemed	402,324	1,232,806	971	4,285,373	31,615	734,353	626
Insurance fees due to Jackson	491	105,935	779	281,225	1,217	45,738	171
Total liabilities	402,815	2,765,081	28,258	7,341,750	32,832	854,850	797
Net assets	$39,848,947	$3,081,441,791	$63,941,226	$7,972,418,086	$101,091,870	$1,277,419,979	$14,139,156

Investments in Funds, shares outstanding	1,868,211	86,049,757	1,756,627	250,783,834	3,099,076	93,721,202	1,013,560
Investments in Funds, at cost	$39,614,234	$3,105,535,108	$69,236,441	$6,029,178,424	$93,221,781	$1,317,956,892	$15,926,128

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/American Funds Growth Allocation Fund - Class I	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth Fund - Class I	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class A	JNL/American Funds International Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	178,621	41,401,063	298,688	107,709,881	459,071	18,134,614	64,544
Total expenses	178,621	41,401,063	298,688	107,709,881	459,071	18,134,614	64,544
Net investment income (loss)	(178,621)	(41,401,063)	(298,688)	(107,709,881)	(459,071)	(18,134,614)	(64,544)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	551,542	107,037,003	962,672	435,734,577	3,264,627	3,735,993	(487,528)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(9,360,711)	(1,388,364,155)	(26,520,458)	(2,095,137,106)	(23,299,095)	(366,281,681)	(3,161,557)
Net realized and unrealized gain (loss)	(8,809,169)	(1,281,327,152)	(25,557,786)	(1,659,402,529)	(20,034,468)	(362,545,688)	(3,649,085)

Net change in net assets
from operations	$(8,987,790)	$(1,322,728,215)	$(25,856,474)	$(1,767,112,410)	$(20,493,539)	$(380,680,302)	$(3,713,629)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class I	JNL/American Funds New World Fund - Class A	JNL/American Funds New World Fund - Class I	JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class I	JNL/AQR Large Cap Defensive Style Fund - Class A
Assets
Investments in Funds, at fair value	$2,237,696,988	$18,887,808	$1,211,364,298	$23,568,660	$3,202,179,305	$39,968,771	$345,981,760
Receivables:
Investments in Fund shares sold	369,798	232	496,645	444	1,537,055	7,808	122,813
Investment Division units sold	808,533	667	149,401	40,185	985,326	—	2,018,347
Total assets	2,238,875,319	18,888,707	1,212,010,344	23,609,289	3,204,701,686	39,976,579	348,122,920

Liabilities
Payables:
Investments in Fund shares purchased	808,533	667	149,401	40,185	985,326	—	2,018,347
Investment Division units redeemed	289,503	—	452,602	160	1,420,380	7,329	110,389
Insurance fees due to Jackson	80,295	232	44,043	284	116,675	479	12,424
Total liabilities	1,178,331	899	646,046	40,629	2,522,381	7,808	2,141,160
Net assets	$2,237,696,988	$18,887,808	$1,211,364,298	$23,568,660	$3,202,179,305	$39,968,771	$345,981,760

Investments in Funds, shares outstanding	124,316,499	1,032,685	84,356,845	1,605,495	104,578,031	1,272,081	25,935,664
Investments in Funds, at cost	$1,914,223,717	$18,333,050	$1,148,957,737	$25,176,373	$2,210,120,376	$35,361,142	$333,164,096

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class I	JNL/American Funds New World Fund - Class A	JNL/American Funds New World Fund - Class I	JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class I	JNL/AQR Large Cap Defensive Style Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	31,741,728	95,595	17,351,134	105,262	43,830,531	165,588	4,539,175
Total expenses	31,741,728	95,595	17,351,134	105,262	43,830,531	165,588	4,539,175
Net investment income (loss)	(31,741,728)	(95,595)	(17,351,134)	(105,262)	(43,830,531)	(165,588)	(4,539,175)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	85,733,468	435,045	28,665,993	(208,973)	210,244,754	1,131,766	2,981,502
Net change in unrealized appreciation
(depreciation) on investments in Funds	(583,164,385)	(4,820,064)	(396,703,614)	(6,286,131)	(539,904,275)	(4,631,935)	(34,820,985)
Net realized and unrealized gain (loss)	(497,430,917)	(4,385,019)	(368,037,621)	(6,495,104)	(329,659,521)	(3,500,169)	(31,839,483)

Net change in net assets
from operations	$(529,172,645)	$(4,480,614)	$(385,388,755)	$(6,600,366)	$(373,490,052)	$(3,665,757)	$(36,378,658)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/AQR Large Cap Defensive Style Fund - Class I	JNL/Baillie Gifford International Growth Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class I	JNL/Baillie Gifford U.S. Equity Growth Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Allocation Fund - Class I	JNL/BlackRock Global Natural Resources Fund - Class A
Assets
Investments in Funds, at fair value	$6,034,320	$621,473,806	$18,138,962	$1,387,517	$2,639,608,882	$18,155,544	$1,234,214,896
Receivables:
Investments in Fund shares sold	73	1,910,602	105,455	31	1,445,156	684	1,679,260
Investment Division units sold	—	191,311	—	12,197	175,640	—	367,424
Total assets	6,034,393	623,575,719	18,244,417	1,399,745	2,641,229,678	18,156,228	1,236,261,580

Liabilities
Payables:
Investments in Fund shares purchased	—	191,311	—	12,197	175,640	—	367,424
Investment Division units redeemed	—	1,888,685	105,233	—	1,350,161	467	1,634,776
Insurance fees due to Jackson	73	21,917	222	31	94,995	217	44,484
Total liabilities	73	2,101,913	105,455	12,228	1,620,796	684	2,046,684
Net assets	$6,034,320	$621,473,806	$18,138,962	$1,387,517	$2,639,608,882	$18,155,544	$1,234,214,896

Investments in Funds, shares outstanding	447,650	60,162,034	1,739,114	353,058	183,306,172	1,235,071	94,503,438
Investments in Funds, at cost	$5,801,093	$829,516,759	$24,965,452	$1,838,969	$2,282,504,029	$17,605,027	$1,001,956,798

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/AQR Large Cap Defensive Style Fund - Class I	JNL/Baillie Gifford International Growth Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class I	JNL/Baillie Gifford U.S. Equity Growth Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Allocation Fund - Class I	JNL/BlackRock Global Natural Resources Fund - Class A
Investment Income
Dividends	$—	$2,971,726	$192,356	$—	$—	$—	$—
Expenses
Asset-based charges	23,946	9,291,220	91,726	9,666	38,172,467	81,153	14,586,349
Total expenses	23,946	9,291,220	91,726	9,666	38,172,467	81,153	14,586,349
Net investment income (loss)	(23,946)	(6,319,494)	100,630	(9,666)	(38,172,467)	(81,153)	(14,586,349)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	20,855,032	600,078	—	—	—	—
Sales of investments in Funds	118,341	(41,830,265)	(1,672,272)	(612,129)	91,908,484	443,315	65,692,960
Net change in unrealized appreciation
(depreciation) on investments in Funds	(517,137)	(382,386,383)	(10,178,859)	(303,629)	(625,134,847)	(3,751,151)	64,451,391
Net realized and unrealized gain (loss)	(398,796)	(403,361,616)	(11,251,053)	(915,758)	(533,226,363)	(3,307,836)	130,144,351

Net change in net assets
from operations	$(422,742)	$(409,681,110)	$(11,150,423)	$(925,424)	$(571,398,830)	$(3,388,989)	$115,558,002

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/BlackRock Global Natural Resources Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class A	JNL/Causeway International Value Select Fund - Class I	JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class I
Assets
Investments in Funds, at fair value	$17,863,014	$2,259,322,986	$27,021,821	$467,040,123	$14,022,561	$335,035,214	$23,168,467
Receivables:
Investments in Fund shares sold	15,524	1,467,068	2,125	352,462	4,190	45,359	1,140
Investment Division units sold	76,274	574,135	7,844	274,005	—	21,718	2,547
Total assets	17,954,812	2,261,364,189	27,031,790	467,666,590	14,026,751	335,102,291	23,172,154

Liabilities
Payables:
Investments in Fund shares purchased	76,274	574,135	7,844	274,005	—	21,718	2,547
Investment Division units redeemed	15,310	1,384,430	1,795	335,278	4,020	33,865	862
Insurance fees due to Jackson	214	82,638	330	17,184	170	11,494	278
Total liabilities	91,798	2,041,203	9,969	626,467	4,190	67,077	3,687
Net assets	$17,863,014	$2,259,322,986	$27,021,821	$467,040,123	$14,022,561	$335,035,214	$23,168,467

Investments in Funds, shares outstanding	1,340,061	48,504,143	549,112	30,787,088	897,157	22,012,826	1,499,577
Investments in Funds, at cost	$16,015,240	$2,149,403,999	$32,106,065	$468,808,581	$14,417,460	$356,695,576	$26,364,753

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/BlackRock Global Natural Resources Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class A	JNL/Causeway International Value Select Fund - Class I	JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class I
Investment Income
Dividends	$—	$—	$—	$6,252,992	$226,014	$—	$—
Expenses
Asset-based charges	66,565	37,298,824	148,530	6,314,997	55,770	4,825,245	108,487
Total expenses	66,565	37,298,824	148,530	6,314,997	55,770	4,825,245	108,487
Net investment income (loss)	(66,565)	(37,298,824)	(148,530)	(62,005)	170,244	(4,825,245)	(108,487)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	687,026	167,200,657	(350,225)	(3,695,282)	(230,224)	13,897,835	(24,855)
Net change in unrealized appreciation
(depreciation) on investments in Funds	622,067	(1,651,669,396)	(16,913,741)	(43,156,665)	(771,057)	(183,429,283)	(10,419,283)
Net realized and unrealized gain (loss)	1,309,093	(1,484,468,739)	(17,263,966)	(46,851,947)	(1,001,281)	(169,531,448)	(10,444,138)

Net change in net assets
from operations	$1,242,528	$(1,521,767,563)	$(17,412,496)	$(46,913,952)	$(831,037)	$(174,356,693)	$(10,552,625)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA International Core Equity Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class A
Assets
Investments in Funds, at fair value	$188,999,148	$13,367,669	$1,076,963,073	$25,846,685	$440,197,670	$16,075,756	$1,726,354,689
Receivables:
Investments in Fund shares sold	210,652	67,184	704,861	670	298,994	504	1,574,645
Investment Division units sold	115,108	—	1,709	8,947	680,283	25,975	1,043,356
Total assets	189,324,908	13,434,853	1,077,669,643	25,856,302	441,176,947	16,102,235	1,728,972,690

Liabilities
Payables:
Investments in Fund shares purchased	115,108	—	1,709	8,947	680,283	25,975	1,043,356
Investment Division units redeemed	204,111	67,022	666,756	359	283,651	310	1,511,500
Insurance fees due to Jackson	6,541	162	38,105	311	15,343	194	63,145
Total liabilities	325,760	67,184	706,570	9,617	979,277	26,479	2,618,001
Net assets	$188,999,148	$13,367,669	$1,076,963,073	$25,846,685	$440,197,670	$16,075,756	$1,726,354,689

Investments in Funds, shares outstanding	19,110,126	1,344,836	54,392,074	1,212,890	42,779,171	1,545,746	144,464,828
Investments in Funds, at cost	$215,337,726	$14,867,004	$825,757,161	$24,403,459	$449,434,880	$16,439,744	$1,869,472,433

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA International Core Equity Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class A
Investment Income
Dividends	$2,280,270	$174,379	$—	$—	$—	$—	$—
Expenses
Asset-based charges	2,007,168	41,459	15,072,289	106,725	5,531,207	69,005	25,987,297
Total expenses	2,007,168	41,459	15,072,289	106,725	5,531,207	69,005	25,987,297
Net investment income (loss)	273,102	132,920	(15,072,289)	(106,725)	(5,531,207)	(69,005)	(25,987,297)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	17,286,347	1,117,869	—	—	—	—	—
Sales of investments in Funds	(4,190,023)	(240,503)	94,328,223	581,802	1,598,763	6,689	(13,011,367)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(32,100,735)	(1,866,008)	(305,442,272)	(4,601,628)	(71,794,122)	(2,463,795)	(278,423,278)
Net realized and unrealized gain (loss)	(19,004,411)	(988,642)	(211,114,049)	(4,019,826)	(70,195,359)	(2,457,106)	(291,434,645)

Net change in net assets
from operations	$(18,731,309)	$(855,722)	$(226,186,338)	$(4,126,551)	$(75,726,566)	$(2,526,111)	$(317,421,942)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	JNL/DoubleLine Total Return Fund - Class A	JNL/DoubleLine Total Return Fund - Class I
Assets
Investments in Funds, at fair value	$21,776,258	$116,798,855	$2,628,197	$1,379,985,660	$23,480,326	$675,212,675	$13,276,703
Receivables:
Investments in Fund shares sold	78,129	76,074	212	939,580	3,011	170,476	315
Investment Division units sold	—	5,319	387	101,209	3,532	346,860	28,719
Total assets	21,854,387	116,880,248	2,628,796	1,381,026,449	23,486,869	675,730,011	13,305,737

Liabilities
Payables:
Investments in Fund shares purchased	—	5,319	387	101,209	3,532	346,860	28,719
Investment Division units redeemed	77,875	72,021	180	890,993	2,725	147,292	155
Insurance fees due to Jackson	254	4,053	32	48,587	286	23,184	160
Total liabilities	78,129	81,393	599	1,040,789	6,543	517,336	29,034
Net assets	$21,776,258	$116,798,855	$2,628,197	$1,379,985,660	$23,480,326	$675,212,675	$13,276,703

Investments in Funds, shares outstanding	1,671,240	11,187,630	253,198	76,284,448	1,280,280	67,386,495	1,310,632
Investments in Funds, at cost	$23,868,337	$124,722,484	$2,839,441	$1,327,630,953	$24,248,233	$743,928,910	$14,543,215

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	JNL/DoubleLine Total Return Fund - Class A	JNL/DoubleLine Total Return Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	96,200	1,600,859	11,814	21,307,052	132,466	9,487,061	59,234
Total expenses	96,200	1,600,859	11,814	21,307,052	132,466	9,487,061	59,234
Net investment income (loss)	(96,200)	(1,600,859)	(11,814)	(21,307,052)	(132,466)	(9,487,061)	(59,234)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(564,601)	(1,276,879)	(104,863)	73,439,758	825,047	(9,620,158)	(387,024)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(2,761,706)	(21,322,680)	(373,708)	(549,186,726)	(9,459,365)	(100,285,077)	(1,500,576)
Net realized and unrealized gain (loss)	(3,326,307)	(22,599,559)	(478,571)	(475,746,968)	(8,634,318)	(109,905,235)	(1,887,600)

Net change in net assets
from operations	$(3,422,507)	$(24,200,418)	$(490,385)	$(497,054,020)	$(8,766,784)	$(119,392,296)	$(1,946,834)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class I	JNL/Franklin Templeton Income Fund - Class A	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A
Assets
Investments in Funds, at fair value	$709,011,832	$8,059,091	$579,246,538	$5,823,549	$1,464,004,050	$7,739,808	$4,694,202,044
Receivables:
Investments in Fund shares sold	833,247	132	295,774	671	408,010	95	3,372,543
Investment Division units sold	628,246	3,486	169,386	—	325,856	—	1,657,826
Total assets	710,473,325	8,062,709	579,711,698	5,824,220	1,464,737,916	7,739,903	4,699,232,413

Liabilities
Payables:
Investments in Fund shares purchased	628,246	3,486	169,386	—	325,856	—	1,657,826
Investment Division units redeemed	807,350	35	275,278	602	354,908	—	3,203,033
Insurance fees due to Jackson	25,897	97	20,496	69	53,102	95	169,510
Total liabilities	1,461,493	3,618	465,160	671	733,866	95	5,030,369
Net assets	$709,011,832	$8,059,091	$579,246,538	$5,823,549	$1,464,004,050	$7,739,808	$4,694,202,044

Investments in Funds, shares outstanding	63,417,874	701,400	34,602,541	341,958	104,199,577	569,942	155,591,715
Investments in Funds, at cost	$772,408,997	$8,778,825	$517,314,647	$5,672,945	$1,259,656,153	$7,220,834	$3,070,808,301

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class I	JNL/Franklin Templeton Income Fund - Class A	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	10,566,938	34,329	7,814,780	22,074	19,995,825	31,821	66,806,055
Total expenses	10,566,938	34,329	7,814,780	22,074	19,995,825	31,821	66,806,055
Net investment income (loss)	(10,566,938)	(34,329)	(7,814,780)	(22,074)	(19,995,825)	(31,821)	(66,806,055)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(9,518,375)	(129,044)	20,178,282	127,546	48,981,949	175,150	417,836,262
Net change in unrealized appreciation
(depreciation) on investments in Funds	(113,606,311)	(1,011,343)	(47,717,783)	(328,630)	(119,869,646)	(501,408)	(1,071,172,777)
Net realized and unrealized gain (loss)	(123,124,686)	(1,140,387)	(27,539,501)	(201,084)	(70,887,697)	(326,258)	(653,336,515)

Net change in net assets
from operations	$(133,691,624)	$(1,174,716)	$(35,354,281)	$(223,158)	$(90,883,522)	$(358,079)	$(720,142,570)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Goldman Sachs 4 Fund - Class I	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class I	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class I	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class I
Assets
Investments in Funds, at fair value	$27,952,269	$1,825,639,682	$9,695,852	$780,757,240	$2,924,850	$3,774,823,453	$18,135,254
Receivables:
Investments in Fund shares sold	19,961	784,454	3,335	223,085	36	1,832,130	223
Investment Division units sold	5,370	409,140	—	418,818	—	237,057	—
Total assets	27,977,600	1,826,833,276	9,699,187	781,399,143	2,924,886	3,776,892,640	18,135,477

Liabilities
Payables:
Investments in Fund shares purchased	5,370	409,140	—	418,818	—	237,057	—
Investment Division units redeemed	19,624	716,055	3,215	193,407	—	1,689,413	—
Insurance fees due to Jackson	337	68,399	120	29,678	36	142,717	223
Total liabilities	25,331	1,193,594	3,335	641,903	36	2,069,187	223
Net assets	$27,952,269	$1,825,639,682	$9,695,852	$780,757,240	$2,924,850	$3,774,823,453	$18,135,254

Investments in Funds, shares outstanding	912,280	63,900,584	334,109	55,649,126	205,686	159,611,985	755,006
Investments in Funds, at cost	$24,724,717	$1,357,853,896	$9,351,453	$746,012,849	$3,178,887	$2,641,862,235	$18,766,306

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Goldman Sachs 4 Fund - Class I	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class I	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class I	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	123,366	27,696,288	49,444	12,353,049	14,187	58,095,353	83,359
Total expenses	123,366	27,696,288	49,444	12,353,049	14,187	58,095,353	83,359
Net investment income (loss)	(123,366)	(27,696,288)	(49,444)	(12,353,049)	(14,187)	(58,095,353)	(83,359)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	1,377,397	127,379,444	722,374	20,222,997	(93,327)	281,869,289	140,913
Net change in unrealized appreciation
(depreciation) on investments in Funds	(4,728,315)	(681,365,057)	(3,884,681)	(171,679,733)	(408,158)	(1,381,716,422)	(4,839,540)
Net realized and unrealized gain (loss)	(3,350,918)	(553,985,613)	(3,162,307)	(151,456,736)	(501,485)	(1,099,847,133)	(4,698,627)

Net change in net assets
from operations	$(3,474,284)	$(581,681,901)	$(3,211,751)	$(163,809,785)	$(515,672)	$(1,157,942,486)	$(4,781,986)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class I	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class I	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class I	JNL/Harris Oakmark Global Equity Fund - Class A
Assets
Investments in Funds, at fair value	$1,809,529,057	$2,674,448	$3,729,925,682	$6,567,502	$238,805,797	$10,863,722	$387,660,951
Receivables:
Investments in Fund shares sold	346,321	33	835,535	77	99,432	298	2,094,778
Investment Division units sold	114,499	—	185,321	3,825	769,159	4,046	42,560
Total assets	1,809,989,877	2,674,481	3,730,946,538	6,571,404	239,674,388	10,868,066	389,798,289

Liabilities
Payables:
Investments in Fund shares purchased	114,499	—	185,321	3,825	769,159	4,046	42,560
Investment Division units redeemed	277,839	—	694,215	—	91,171	168	2,081,483
Insurance fees due to Jackson	68,482	33	141,320	77	8,261	130	13,295
Total liabilities	460,820	33	1,020,856	3,902	868,591	4,344	2,137,338
Net assets	$1,809,529,057	$2,674,448	$3,729,925,682	$6,567,502	$238,805,797	$10,863,722	$387,660,951

Investments in Funds, shares outstanding	105,573,457	153,616	180,888,733	313,335	21,808,749	976,076	33,975,544
Investments in Funds, at cost	$1,458,396,134	$2,710,044	$2,706,864,238	$6,974,149	$279,170,040	$12,750,892	$410,481,612

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class I	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class I	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class I	JNL/Harris Oakmark Global Equity Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$1,803,377
Expenses
Asset-based charges	28,143,457	14,300	57,829,970	29,609	3,242,496	49,857	5,437,589
Total expenses	28,143,457	14,300	57,829,970	29,609	3,242,496	49,857	5,437,589
Net investment income (loss)	(28,143,457)	(14,300)	(57,829,970)	(29,609)	(3,242,496)	(49,857)	(3,634,212)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	6,440,062
Sales of investments in Funds	94,809,802	18,161	242,208,746	(12,131)	(8,607,763)	(390,300)	2,635,919
Net change in unrealized appreciation
(depreciation) on investments in Funds	(494,397,276)	(688,780)	(1,201,411,804)	(1,510,877)	(57,109,514)	(2,506,704)	(94,681,516)
Net realized and unrealized gain (loss)	(399,587,474)	(670,619)	(959,203,058)	(1,523,008)	(65,717,277)	(2,897,004)	(85,605,535)

Net change in net assets
from operations	$(427,730,931)	$(684,919)	$(1,017,033,028)	$(1,552,617)	$(68,959,773)	$(2,946,861)	$(89,239,747)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class I	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class I	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco Global Growth Fund - Class I
Assets
Investments in Funds, at fair value	$7,638,639	$99,926,757	$3,052,860	$391,565,537	$16,102,814	$1,092,760,910	$11,207,041
Receivables:
Investments in Fund shares sold	7,071	136,975	172	650,408	643	525,385	178
Investment Division units sold	—	50,510	4,642	978,320	—	339,310	83
Total assets	7,645,710	100,114,242	3,057,674	393,194,265	16,103,457	1,093,625,605	11,207,302

Liabilities
Payables:
Investments in Fund shares purchased	—	50,510	4,642	978,320	—	339,310	83
Investment Division units redeemed	6,978	133,462	136	636,570	449	484,258	45
Insurance fees due to Jackson	93	3,513	36	13,838	194	41,127	133
Total liabilities	7,071	187,485	4,814	1,628,728	643	864,695	261
Net assets	$7,638,639	$99,926,757	$3,052,860	$391,565,537	$16,102,814	$1,092,760,910	$11,207,041

Investments in Funds, shares outstanding	668,883	11,227,725	339,207	29,069,453	1,177,106	58,032,975	578,876
Investments in Funds, at cost	$8,387,657	$133,938,172	$4,006,380	$376,257,526	$15,578,925	$996,429,660	$12,412,207

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class I	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class I	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco Global Growth Fund - Class I
Investment Income
Dividends	$65,006	$1,315,960	$53,600	$—	$—	$—	$—
Expenses
Asset-based charges	38,088	1,667,581	17,350	4,023,796	56,564	17,315,313	55,109
Total expenses	38,088	1,667,581	17,350	4,023,796	56,564	17,315,313	55,109
Net investment income (loss)	26,918	(351,621)	36,250	(4,023,796)	(56,564)	(17,315,313)	(55,109)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	126,916	16,870,016	574,047	—	—	—	—
Sales of investments in Funds	(68,097)	(5,188,122)	(261,580)	5,852,513	99,453	50,667,678	(94,847)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(1,738,547)	(55,953,602)	(1,650,173)	(13,177,549)	(279,364)	(612,912,349)	(5,654,304)
Net realized and unrealized gain (loss)	(1,679,728)	(44,271,708)	(1,337,706)	(7,325,036)	(179,911)	(562,244,671)	(5,749,151)

Net change in net assets
from operations	$(1,652,810)	$(44,623,329)	$(1,301,456)	$(11,348,832)	$(236,475)	$(579,559,984)	$(5,804,260)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class I	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class A
Assets
Investments in Funds, at fair value	$1,436,819,665	$15,126,252	$963,449,940	$2,524,443	$558,957,891	$22,940,229	$2,193,968,584
Receivables:
Investments in Fund shares sold	585,478	364	282,370	507	312,863	2,671	945,753
Investment Division units sold	613,955	2,935	70,638	—	840,202	—	510,705
Total assets	1,438,019,098	15,129,551	963,802,948	2,524,950	560,110,956	22,942,900	2,195,425,042

Liabilities
Payables:
Investments in Fund shares purchased	613,955	2,935	70,638	—	840,202	—	510,705
Investment Division units redeemed	534,035	180	246,451	476	293,934	2,400	868,122
Insurance fees due to Jackson	51,443	184	35,919	31	18,929	271	77,631
Total liabilities	1,199,433	3,299	353,008	507	1,153,065	2,671	1,456,458
Net assets	$1,436,819,665	$15,126,252	$963,449,940	$2,524,443	$558,957,891	$22,940,229	$2,193,968,584

Investments in Funds, shares outstanding	49,324,396	492,712	78,971,307	204,078	45,406,815	1,848,528	44,277,873
Investments in Funds, at cost	$1,439,279,713	$18,224,212	$885,257,935	$2,645,688	$546,322,964	$22,821,821	$1,998,836,592

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class I	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$1,904,365	$125,298	$—
Expenses
Asset-based charges	20,946,574	76,367	14,680,598	12,585	6,455,197	87,022	31,119,450
Total expenses	20,946,574	76,367	14,680,598	12,585	6,455,197	87,022	31,119,450
Net investment income (loss)	(20,946,574)	(76,367)	(14,680,598)	(12,585)	(4,550,832)	38,276	(31,119,450)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	39,094,492	(1,744,771)	25,971,152	(73,950)	5,688,463	143,436	122,224,063
Net change in unrealized appreciation
(depreciation) on investments in Funds	(848,410,784)	(7,057,567)	(274,164,511)	(543,909)	(48,874,363)	(1,875,365)	(988,527,392)
Net realized and unrealized gain (loss)	(809,316,292)	(8,802,338)	(248,193,359)	(617,859)	(43,185,900)	(1,731,929)	(866,303,329)

Net change in net assets
from operations	$(830,262,866)	$(8,878,705)	$(262,873,957)	$(630,444)	$(47,736,732)	$(1,693,653)	$(897,422,779)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Lazard International Strategic Equity Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class I
Assets
Investments in Funds, at fair value	$31,131,187	$867,358,952	$20,229,415	$891,964,404	$20,186,641	$97,183,404	$4,012,861
Receivables:
Investments in Fund shares sold	563	407,545	267	6,928,622	10,384	43,647	272
Investment Division units sold	3,135	1,056,763	—	150,140	—	39	—
Total assets	31,134,885	868,823,260	20,229,682	899,043,166	20,197,025	97,227,090	4,013,133

Liabilities
Payables:
Investments in Fund shares purchased	3,135	1,056,763	—	150,140	—	39	—
Investment Division units redeemed	186	376,855	27	6,895,427	10,138	40,557	224
Insurance fees due to Jackson	377	30,690	240	33,195	246	3,090	48
Total liabilities	3,698	1,464,308	267	7,078,762	10,384	43,686	272
Net assets	$31,131,187	$867,358,952	$20,229,415	$891,964,404	$20,186,641	$97,183,404	$4,012,861

Investments in Funds, shares outstanding	602,850	69,388,716	1,519,866	60,390,278	1,336,864	7,247,085	298,132
Investments in Funds, at cost	$34,176,831	$956,800,706	$21,713,064	$727,791,957	$19,065,848	$106,806,849	$4,640,939

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Lazard International Strategic Equity Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$2,535,918	$112,556
Expenses
Asset-based charges	152,270	12,593,216	69,861	11,433,570	73,526	1,127,749	18,100
Total expenses	152,270	12,593,216	69,861	11,433,570	73,526	1,127,749	18,100
Net investment income (loss)	(152,270)	(12,593,216)	(69,861)	(11,433,570)	(73,526)	1,408,169	94,456

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	2,985,698	119,186
Sales of investments in Funds	(575,441)	(23,801,407)	(514,825)	42,500,454	257,960	(803,186)	(79,531)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(12,042,093)	(105,029,517)	(1,510,534)	(68,642,805)	(616,334)	(24,062,815)	(1,004,386)
Net realized and unrealized gain (loss)	(12,617,534)	(128,830,924)	(2,025,359)	(26,142,351)	(358,374)	(21,880,303)	(964,731)

Net change in net assets
from operations	$(12,769,804)	$(141,424,140)	$(2,095,220)	$(37,575,921)	$(431,900)	$(20,472,134)	$(870,275)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class I	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class I	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class A
Assets
Investments in Funds, at fair value	$281,119,041	$2,102,937	$350,548,580	$16,649,631	$912,174,163	$18,354,481	$148,525,582
Receivables:
Investments in Fund shares sold	49,811	485	259,697	452	446,685	550	139,644
Investment Division units sold	59,248	—	571,118	3,765	269,558	8,250	53,426
Total assets	281,228,100	2,103,422	351,379,395	16,653,848	912,890,406	18,363,281	148,718,652

Liabilities
Payables:
Investments in Fund shares purchased	59,248	—	571,118	3,765	269,558	8,250	53,426
Investment Division units redeemed	39,316	460	247,746	256	415,905	329	134,350
Insurance fees due to Jackson	10,495	25	11,951	196	30,780	221	5,294
Total liabilities	109,059	485	830,815	4,217	716,243	8,800	193,070
Net assets	$281,119,041	$2,102,937	$350,548,580	$16,649,631	$912,174,163	$18,354,481	$148,525,582

Investments in Funds, shares outstanding	23,823,648	175,831	35,516,573	1,678,390	83,532,433	1,603,011	12,094,917
Investments in Funds, at cost	$282,068,173	$2,411,294	$362,175,552	$17,150,072	$1,018,801,556	$20,544,022	$203,496,763

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class I	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class I	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class A
Investment Income
Dividends	$—	$532	$1,850,894	$124,065	$—	$—	$—
Expenses
Asset-based charges	4,290,033	9,612	3,746,460	57,130	12,426,984	85,685	2,568,906
Total expenses	4,290,033	9,612	3,746,460	57,130	12,426,984	85,685	2,568,906
Net investment income (loss)	(4,290,033)	(9,080)	(1,895,566)	66,935	(12,426,984)	(85,685)	(2,568,906)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	341,741	16,559	—	—	—
Sales of investments in Funds	4,834,778	(29,240)	(4,598,250)	(256,928)	(17,907,070)	(584,802)	(3,551,131)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(110,493,223)	(675,289)	(11,667,827)	(451,498)	(136,990,309)	(2,356,042)	(111,339,065)
Net realized and unrealized gain (loss)	(105,658,445)	(704,529)	(15,924,336)	(691,867)	(154,897,379)	(2,940,844)	(114,890,196)

Net change in net assets
from operations	$(109,948,478)	$(713,609)	$(17,819,902)	$(624,932)	$(167,324,363)	$(3,026,529)	$(117,459,102)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class I	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Dow Index Fund - Class I
Assets
Investments in Funds, at fair value	$3,078,915	$1,009,530,047	$14,135,946	$530,859,013	$13,544,833	$1,158,021,142	$22,192,669
Receivables:
Investments in Fund shares sold	178,399	466,415	183	212,359	4,514	678,938	20,717
Investment Division units sold	9,461	699,464	7,796	401,022	—	131,961	12,780
Total assets	3,266,775	1,010,695,926	14,143,925	531,472,394	13,549,347	1,158,832,041	22,226,166

Liabilities
Payables:
Investments in Fund shares purchased	9,461	699,464	7,796	401,022	—	131,961	12,780
Investment Division units redeemed	178,360	430,137	12	193,337	4,350	637,034	20,452
Insurance fees due to Jackson	39	36,278	171	19,022	164	41,904	265
Total liabilities	187,860	1,165,879	7,979	613,381	4,514	810,899	33,497
Net assets	$3,078,915	$1,009,530,047	$14,135,946	$530,859,013	$13,544,833	$1,158,021,142	$22,192,669

Investments in Funds, shares outstanding	265,882	34,384,538	465,611	35,063,343	878,964	28,921,607	544,071
Investments in Funds, at cost	$4,262,290	$965,161,300	$16,646,440	$503,068,836	$13,229,915	$896,607,941	$19,997,414

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class I	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Dow Index Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	17,970	17,175,637	56,044	5,391,200	45,127	15,511,111	93,344
Total expenses	17,970	17,175,637	56,044	5,391,200	45,127	15,511,111	93,344
Net investment income (loss)	(17,970)	(17,175,637)	(56,044)	(5,391,200)	(45,127)	(15,511,111)	(93,344)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(560,214)	127,773,575	50,006	10,460,752	163,556	88,586,878	799,172
Net change in unrealized appreciation
(depreciation) on investments in Funds	(1,775,661)	(760,695,415)	(6,107,963)	(23,045,302)	(411,804)	(191,236,541)	(2,497,056)
Net realized and unrealized gain (loss)	(2,335,875)	(632,921,840)	(6,057,957)	(12,584,550)	(248,248)	(102,649,663)	(1,697,884)

Net change in net assets
from operations	$(2,353,845)	$(650,097,477)	$(6,114,001)	$(17,975,750)	$(293,375)	$(118,160,774)	$(1,791,228)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class A
Assets
Investments in Funds, at fair value	$736,791,333	$15,372,671	$2,696,809,227	$29,762,007	$1,237,471,511	$19,394,083	$3,343,599,012
Receivables:
Investments in Fund shares sold	336,924	1,225	2,503,834	7,105	651,154	2,020	2,023,404
Investment Division units sold	222,119	4,260	1,350,171	20,154	769,096	15,014	955,908
Total assets	737,350,376	15,378,156	2,700,663,232	29,789,266	1,238,891,761	19,411,117	3,346,578,324

Liabilities
Payables:
Investments in Fund shares purchased	222,119	4,260	1,350,171	20,154	769,096	15,014	955,908
Investment Division units redeemed	310,338	1,041	2,406,285	6,746	606,610	1,787	1,902,385
Insurance fees due to Jackson	26,586	184	97,549	359	44,544	233	121,019
Total liabilities	559,043	5,485	3,854,005	27,259	1,420,250	17,034	2,979,312
Net assets	$736,791,333	$15,372,671	$2,696,809,227	$29,762,007	$1,237,471,511	$19,394,083	$3,343,599,012

Investments in Funds, shares outstanding	73,385,591	1,510,086	74,518,078	797,268	74,771,693	1,151,668	78,858,467
Investments in Funds, at cost	$800,044,834	$17,795,811	$1,949,697,490	$22,937,225	$1,129,329,770	$19,712,977	$2,391,730,488

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	10,659,423	69,835	30,436,362	107,876	17,510,877	91,112	44,187,538
Total expenses	10,659,423	69,835	30,436,362	107,876	17,510,877	91,112	44,187,538
Net investment income (loss)	(10,659,423)	(69,835)	(30,436,362)	(107,876)	(17,510,877)	(91,112)	(44,187,538)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(4,047,665)	(442,610)	246,659,219	3,926,216	59,627,314	180,312	231,155,986
Net change in unrealized appreciation
(depreciation) on investments in Funds	(177,615,455)	(2,961,613)	634,455,971	5,027,231	(270,955,940)	(3,264,728)	(468,000,177)
Net realized and unrealized gain (loss)	(181,663,120)	(3,404,223)	881,115,190	8,953,447	(211,328,626)	(3,084,416)	(236,844,191)

Net change in net assets
from operations	$(192,322,543)	$(3,474,058)	$850,678,828	$8,845,571	$(228,839,503)	$(3,175,528)	$(281,031,729)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class A	JNL/Mellon International Index Fund - Class I
Assets
Investments in Funds, at fair value	$34,117,877	$171,945,658	$5,006,119	$3,147,647,634	$51,164,921	$1,905,755,531	$46,603,536
Receivables:
Investments in Fund shares sold	34,884	345,880	9,595	1,469,652	204,499	1,015,101	47,983
Investment Division units sold	—	5,036	—	602,315	—	1,084,010	6,390
Total assets	34,152,761	172,296,574	5,015,714	3,149,719,601	51,369,420	1,907,854,642	46,657,909

Liabilities
Payables:
Investments in Fund shares purchased	—	5,036	—	602,315	—	1,084,010	6,390
Investment Division units redeemed	34,471	339,855	9,534	1,356,131	203,882	947,742	47,424
Insurance fees due to Jackson	413	6,025	61	113,521	617	67,359	559
Total liabilities	34,884	350,916	9,595	2,071,967	204,499	2,099,111	54,373
Net assets	$34,117,877	$171,945,658	$5,006,119	$3,147,647,634	$51,164,921	$1,905,755,531	$46,603,536

Investments in Funds, shares outstanding	789,218	11,555,488	330,437	108,129,427	1,697,575	145,145,128	3,369,742
Investments in Funds, at cost	$30,165,291	$164,681,181	$4,887,105	$2,405,173,286	$52,200,442	$2,062,567,081	$50,001,775

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class A	JNL/Mellon International Index Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$4,503,353	$248,455
Expenses
Asset-based charges	144,321	2,164,171	21,133	49,993,032	262,797	25,476,525	200,396
Total expenses	144,321	2,164,171	21,133	49,993,032	262,797	25,476,525	200,396
Net investment income (loss)	(144,321)	(2,164,171)	(21,133)	(49,993,032)	(262,797)	(20,973,172)	48,059

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	46,713,123	1,083,017
Sales of investments in Funds	1,599,682	4,887,652	(37,129)	488,671,913	3,139,227	(23,912,577)	(1,002,779)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(3,527,298)	(24,369,726)	(436,983)	(2,120,075,340)	(27,886,437)	(365,389,106)	(7,583,839)
Net realized and unrealized gain (loss)	(1,927,616)	(19,482,074)	(474,112)	(1,631,403,427)	(24,747,210)	(342,588,560)	(7,503,601)

Net change in net assets
from operations	$(2,071,937)	$(21,646,245)	$(495,245)	$(1,681,396,459)	$(25,010,007)	$(363,561,732)	$(7,455,542)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Materials Sector Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class I	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class A
Assets
Investments in Funds, at fair value	$174,837,089	$4,583,883	$3,965,248,744	$73,492,834	$158,226,835	$11,004,786	$2,759,451,574
Receivables:
Investments in Fund shares sold	519,063	2,727	4,033,645	1,898	240,993	810	1,624,227
Investment Division units sold	25,005	—	1,624,290	74,045	78,344	518	273,747
Total assets	175,381,157	4,586,610	3,970,906,679	73,568,777	158,546,172	11,006,114	2,761,349,548

Liabilities
Payables:
Investments in Fund shares purchased	25,005	—	1,624,290	74,045	78,344	518	273,747
Investment Division units redeemed	512,800	2,672	3,892,619	1,011	235,514	678	1,526,037
Insurance fees due to Jackson	6,263	55	141,026	887	5,479	132	98,190
Total liabilities	544,068	2,727	5,657,935	75,943	319,337	1,328	1,897,974
Net assets	$174,837,089	$4,583,883	$3,965,248,744	$73,492,834	$158,226,835	$11,004,786	$2,759,451,574

Investments in Funds, shares outstanding	12,192,266	313,965	100,922,595	2,808,286	13,141,764	901,293	101,227,130
Investments in Funds, at cost	$178,249,729	$4,651,973	$3,573,366,683	$80,005,499	$179,606,279	$12,064,801	$2,231,329,359

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Materials Sector Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class I	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	2,505,651	22,782	60,826,862	386,043	2,408,123	54,994	38,044,834
Total expenses	2,505,651	22,782	60,826,862	386,043	2,408,123	54,994	38,044,834
Net investment income (loss)	(2,505,651)	(22,782)	(60,826,862)	(386,043)	(2,408,123)	(54,994)	(38,044,834)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(4,049,637)	26,559	400,606,429	2,794,486	1,421,929	211,137	148,027,424
Net change in unrealized appreciation
(depreciation) on investments in Funds	(29,187,331)	(882,001)	(2,412,408,965)	(40,005,784)	(62,919,527)	(4,145,611)	(615,073,655)
Net realized and unrealized gain (loss)	(33,236,968)	(855,442)	(2,011,802,536)	(37,211,298)	(61,497,598)	(3,934,474)	(467,046,231)

Net change in net assets
from operations	$(35,742,619)	$(878,224)	$(2,072,629,398)	$(37,597,341)	$(63,905,721)	$(3,989,468)	$(505,091,065)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class I	JNL/Mellon U.S. Stock Market Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class I	JNL/Mellon Utilities Sector Fund - Class A
Assets
Investments in Funds, at fair value	$62,832,978	$9,739,079,611	$2,099,400,225	$50,199,020	$4,136,699,650	$55,756,332	$614,566,036
Receivables:
Investments in Fund shares sold	3,602	3,000,947	1,179,475	2,145	3,365,693	976	237,975
Investment Division units sold	50,722	3,593,384	654,352	9,025	760,433	9,286	2,027,167
Total assets	62,887,302	9,745,673,942	2,101,234,052	50,210,190	4,140,825,776	55,766,594	616,831,178

Liabilities
Payables:
Investments in Fund shares purchased	50,722	3,593,384	654,352	9,025	760,433	9,286	2,027,167
Investment Division units redeemed	2,849	2,656,662	1,104,293	1,544	3,215,633	313	216,308
Insurance fees due to Jackson	753	344,285	75,182	601	150,060	663	21,667
Total liabilities	54,324	6,594,331	1,833,827	11,170	4,126,126	10,262	2,265,142
Net assets	$62,832,978	$9,739,079,611	$2,099,400,225	$50,199,020	$4,136,699,650	$55,756,332	$614,566,036

Investments in Funds, shares outstanding	2,230,493	327,694,469	92,321,910	2,137,038	261,155,281	3,460,977	32,672,304
Investments in Funds, at cost	$57,873,850	$7,874,540,878	$1,843,871,578	$48,303,489	$4,435,538,429	$57,430,143	$582,789,654

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class I	JNL/Mellon U.S. Stock Market Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class I	JNL/Mellon Utilities Sector Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	268,780	132,825,496	29,648,150	226,317	62,766,775	273,561	6,074,309
Total expenses	268,780	132,825,496	29,648,150	226,317	62,766,775	273,561	6,074,309
Net investment income (loss)	(268,780)	(132,825,496)	(29,648,150)	(226,317)	(62,766,775)	(273,561)	(6,074,309)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	1,565,085	579,704,994	89,281,645	1,353,064	(2,001,338)	942,045	10,520,318
Net change in unrealized appreciation
(depreciation) on investments in Funds	(10,527,873)	(2,807,476,925)	(528,949,941)	(11,150,985)	(1,149,838,060)	(15,896,226)	(18,585,113)
Net realized and unrealized gain (loss)	(8,962,788)	(2,227,771,931)	(439,668,296)	(9,797,921)	(1,151,839,398)	(14,954,181)	(8,064,795)

Net change in net assets
from operations	$(9,231,568)	$(2,360,597,427)	$(469,316,446)	$(10,024,238)	$(1,214,606,173)	$(15,227,742)	$(14,139,104)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon Utilities Sector Fund - Class I	JNL/Mellon World Index Fund - Class A	JNL/Mellon World Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class A	JNL/MFS Mid Cap Value Fund - Class I	JNL/Morningstar PitchBook Listed Private Equity Index Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A
Assets
Investments in Funds, at fair value	$11,362,357	$332,526,045	$8,063,855	$1,830,613,629	$25,729,928	$3,236,390	$201,680,304
Receivables:
Investments in Fund shares sold	2,984	298,276	1,697	1,243,684	2,579	65	75,948
Investment Division units sold	—	37,697	189	585,207	—	68,590	10,704
Total assets	11,365,341	332,862,018	8,065,741	1,832,442,520	25,732,507	3,305,045	201,766,956

Liabilities
Payables:
Investments in Fund shares purchased	—	37,697	189	585,207	—	68,590	10,704
Investment Division units redeemed	2,846	285,961	1,601	1,176,531	2,267	2	69,177
Insurance fees due to Jackson	138	12,315	96	67,153	312	63	6,771
Total liabilities	2,984	335,973	1,886	1,828,891	2,579	68,655	86,652
Net assets	$11,362,357	$332,526,045	$8,063,855	$1,830,613,629	$25,729,928	$3,236,390	$201,680,304

Investments in Funds, shares outstanding	594,266	10,978,080	263,870	112,583,864	1,552,802	409,152	11,610,841
Investments in Funds, at cost	$11,041,239	$291,058,841	$8,250,331	$1,500,136,923	$23,677,496	$3,965,944	$205,644,533

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon Utilities Sector Fund - Class I	JNL/Mellon World Index Fund - Class A	JNL/Mellon World Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class A	JNL/MFS Mid Cap Value Fund - Class I	JNL/Morningstar PitchBook Listed Private Equity Index Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	38,357	4,725,536	32,809	25,135,737	113,166	19,773	2,897,772
Total expenses	38,357	4,725,536	32,809	25,135,737	113,166	19,773	2,897,772
Net investment income (loss)	(38,357)	(4,725,536)	(32,809)	(25,135,737)	(113,166)	(19,773)	(2,897,772)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	372,620	13,214,989	(70,215)	94,607,620	1,157,687	(493,929)	5,847,731
Net change in unrealized appreciation
(depreciation) on investments in Funds	(436,150)	(86,918,293)	(1,457,441)	(283,802,731)	(3,582,653)	(885,367)	(66,541,013)
Net realized and unrealized gain (loss)	(63,530)	(73,703,304)	(1,527,656)	(189,195,111)	(2,424,966)	(1,379,296)	(60,693,282)

Net change in net assets
from operations	$(101,887)	$(78,428,840)	$(1,560,465)	$(214,330,848)	$(2,538,132)	$(1,399,069)	$(63,591,054)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Morningstar U.S. Sustainability Index Fund - Class I	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class I	JNL/Neuberger Berman Commodity Strategy Fund - Class A	JNL/Neuberger Berman Gold Plus Strategy Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class I
Assets
Investments in Funds, at fair value	$9,110,107	$361,222,506	$9,160,679	$60,992,386	$6,593,942	$516,279,646	$8,792,602
Receivables:
Investments in Fund shares sold	107	261,442	534	18,308	392	485,641	226
Investment Division units sold	—	14,393	3,927	47,172	—	315,154	3,759
Total assets	9,110,214	361,498,341	9,165,140	61,057,866	6,594,334	517,080,441	8,796,587

Liabilities
Payables:
Investments in Fund shares purchased	—	14,393	3,927	47,172	—	315,154	3,759
Investment Division units redeemed	—	248,973	421	16,720	219	467,213	123
Insurance fees due to Jackson	107	12,469	113	1,588	173	18,428	103
Total liabilities	107	275,835	4,461	65,480	392	800,795	3,985
Net assets	$9,110,107	$361,222,506	$9,160,679	$60,992,386	$6,593,942	$516,279,646	$8,792,602

Investments in Funds, shares outstanding	516,446	36,267,320	908,797	3,641,336	709,789	46,764,461	782,957
Investments in Funds, at cost	$9,629,141	$460,137,227	$11,805,066	$57,417,005	$6,445,823	$530,304,424	$9,235,277

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Morningstar U.S. Sustainability Index Fund - Class I	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class I	JNL/Neuberger Berman Commodity Strategy Fund - Class A	JNL/Neuberger Berman Gold Plus Strategy Fund - Class A(a)	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class I
Investment Income
Dividends	$—	$4,837,079	$145,262	$—	$—	$—	$—
Expenses
Asset-based charges	40,810	4,548,088	43,504	520,521	29,031	7,326,233	38,272
Total expenses	40,810	4,548,088	43,504	520,521	29,031	7,326,233	38,272
Net investment income (loss)	(40,810)	288,991	101,758	(520,521)	(29,031)	(7,326,233)	(38,272)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	74,270,051	1,866,382	—	—	—	—
Sales of investments in Funds	(10,788)	(2,582,793)	(414,296)	2,879,707	(193,276)	194,489	(135,986)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(2,282,290)	(132,141,722)	(3,092,057)	646,926	148,119	(69,283,128)	(910,251)
Net realized and unrealized gain (loss)	(2,293,078)	(60,454,464)	(1,639,971)	3,526,633	(45,157)	(69,088,639)	(1,046,237)

Net change in net assets
from operations	$(2,333,888)	$(60,165,473)	$(1,538,213)	$3,006,112	$(74,188)	$(76,414,872)	$(1,084,509)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 25, 2022. The Statement of Operations is from April 25, 2022 through December 31, 2022.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Newton Equity Income Fund - Class A	JNL/Newton Equity Income Fund - Class I	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Income Fund - Class I	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class I	JNL/PIMCO Real Return Fund - Class A
Assets
Investments in Funds, at fair value	$1,630,195,763	$43,785,249	$687,962,106	$24,086,752	$416,086,638	$11,986,993	$1,089,526,660
Receivables:
Investments in Fund shares sold	2,498,572	9,323	643,054	1,282	91,243	282	510,377
Investment Division units sold	10,265,260	61,019	789,206	—	29,506	89,817	520,966
Total assets	1,642,959,595	43,855,591	689,394,366	24,088,034	416,207,387	12,077,092	1,090,558,003

Liabilities
Payables:
Investments in Fund shares purchased	10,265,260	61,019	789,206	—	29,506	89,817	520,966
Investment Division units redeemed	2,441,694	8,800	619,707	994	77,042	148	470,859
Insurance fees due to Jackson	56,878	523	23,347	288	14,201	134	39,518
Total liabilities	12,763,832	70,342	1,432,260	1,282	120,749	90,099	1,031,343
Net assets	$1,630,195,763	$43,785,249	$687,962,106	$24,086,752	$416,086,638	$11,986,993	$1,089,526,660

Investments in Funds, shares outstanding	62,820,646	1,662,941	66,534,053	2,293,976	37,417,863	1,065,511	100,417,204
Investments in Funds, at cost	$1,503,485,105	$41,112,194	$702,583,096	$24,563,909	$463,423,286	$13,390,245	$1,137,805,223

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Newton Equity Income Fund - Class A	JNL/Newton Equity Income Fund - Class I	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Income Fund - Class I	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class I	JNL/PIMCO Real Return Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	12,765,085	106,386	8,970,172	108,324	5,700,511	49,917	16,087,851
Total expenses	12,765,085	106,386	8,970,172	108,324	5,700,511	49,917	16,087,851
Net investment income (loss)	(12,765,085)	(106,386)	(8,970,172)	(108,324)	(5,700,511)	(49,917)	(16,087,851)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	18,387,007	350,813	(2,842,155)	(132,665)	(12,312,231)	(276,992)	5,459,639
Net change in unrealized appreciation
(depreciation) on investments in Funds	42,556,417	1,419,811	(65,509,209)	(2,043,197)	(79,416,970)	(1,999,874)	(162,256,613)
Net realized and unrealized gain (loss)	60,943,424	1,770,624	(68,351,364)	(2,175,862)	(91,729,201)	(2,276,866)	(156,796,974)

Net change in net assets
from operations	$48,178,339	$1,664,238	$(77,321,536)	$(2,284,186)	$(97,429,712)	$(2,326,783)	$(172,884,825)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/PIMCO Real Return Fund - Class I	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class I	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America High Yield Bond Fund - Class I	JNL/PPM America Total Return Fund - Class A	JNL/PPM America Total Return Fund - Class I
Assets
Investments in Funds, at fair value	$16,185,832	$1,107,784,807	$15,142,876	$1,070,549,585	$8,282,654	$498,969,973	$8,236,360
Receivables:
Investments in Fund shares sold	531	1,621,230	718	731,282	385	156,947	23,356
Investment Division units sold	9,123	196,297	88,038	318,135	94,549	660,506	6,265
Total assets	16,195,486	1,109,602,334	15,231,632	1,071,599,002	8,377,588	499,787,426	8,265,981

Liabilities
Payables:
Investments in Fund shares purchased	9,123	196,297	88,038	318,135	94,549	660,506	6,265
Investment Division units redeemed	338	1,581,712	537	692,729	288	139,693	23,257
Insurance fees due to Jackson	193	39,518	181	38,553	97	17,254	99
Total liabilities	9,654	1,817,527	88,756	1,049,417	94,934	817,453	29,621
Net assets	$16,185,832	$1,107,784,807	$15,142,876	$1,070,549,585	$8,282,654	$498,969,973	$8,236,360

Investments in Funds, shares outstanding	1,459,498	101,912,126	1,374,127	78,486,040	511,907	42,142,734	688,659
Investments in Funds, at cost	$17,119,943	$1,110,052,030	$15,366,348	$1,077,736,417	$8,490,811	$546,430,335	$8,987,944

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/PIMCO Real Return Fund - Class I	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class I	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America High Yield Bond Fund - Class I	JNL/PPM America Total Return Fund - Class A	JNL/PPM America Total Return Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	67,997	15,041,262	73,330	15,621,664	37,542	7,103,289	39,211
Total expenses	67,997	15,041,262	73,330	15,621,664	37,542	7,103,289	39,211
Net investment income (loss)	(67,997)	(15,041,262)	(73,330)	(15,621,664)	(37,542)	(7,103,289)	(39,211)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(103,514)	3,098,585	(206,257)	9,821,504	8,041	(12,559,002)	(215,007)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(1,864,166)	(61,662,065)	(715,555)	(170,871,991)	(1,157,535)	(82,580,835)	(1,175,806)
Net realized and unrealized gain (loss)	(1,967,680)	(58,563,480)	(921,812)	(161,050,487)	(1,149,494)	(95,139,837)	(1,390,813)

Net change in net assets
from operations	$(2,035,677)	$(73,604,742)	$(995,142)	$(176,672,151)	$(1,187,036)	$(102,243,126)	$(1,430,024)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class I	JNL/T. Rowe Price Capital Appreciation Fund - Class A
Assets
Investments in Funds, at fair value	$380,971,916	$4,499,490	$2,005,152,880	$10,213,108	$414,345,170	$3,194,019	$9,618,485,115
Receivables:
Investments in Fund shares sold	128,169	1,223	1,086,618	1,953	224,930	38	5,101,647
Investment Division units sold	42,748	—	139,041	—	209,137	—	10,617,859
Total assets	381,142,833	4,500,713	2,006,378,539	10,215,061	414,779,237	3,194,057	9,634,204,621

Liabilities
Payables:
Investments in Fund shares purchased	42,748	—	139,041	—	209,137	—	10,617,859
Investment Division units redeemed	114,494	1,168	1,008,187	1,839	212,364	—	4,774,768
Insurance fees due to Jackson	13,675	55	78,431	114	12,566	38	326,879
Total liabilities	170,917	1,223	1,225,659	1,953	434,067	38	15,719,506
Net assets	$380,971,916	$4,499,490	$2,005,152,880	$10,213,108	$414,345,170	$3,194,019	$9,618,485,115

Investments in Funds, shares outstanding	50,932,074	610,514	109,931,627	553,856	29,282,344	222,425	458,023,101
Investments in Funds, at cost	$388,620,410	$4,553,210	$1,409,531,612	$9,848,760	$388,776,266	$3,470,670	$8,338,810,794

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class I	JNL/T. Rowe Price Capital Appreciation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	5,543,981	24,090	30,822,864	42,613	4,993,409	11,626	121,792,529
Total expenses	5,543,981	24,090	30,822,864	42,613	4,993,409	11,626	121,792,529
Net investment income (loss)	(5,543,981)	(24,090)	(30,822,864)	(42,613)	(4,993,409)	(11,626)	(121,792,529)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	3,126,857	178,451	125,710,648	44,552	11,651,028	(20,801)	317,383,217
Net change in unrealized appreciation
(depreciation) on investments in Funds	(72,999,623)	(1,037,865)	(325,122,025)	(945,081)	(105,266,953)	(466,200)	(1,606,628,797)
Net realized and unrealized gain (loss)	(69,872,766)	(859,414)	(199,411,377)	(900,529)	(93,615,925)	(487,001)	(1,289,245,580)

Net change in net assets
from operations	$(75,416,747)	$(883,504)	$(230,234,241)	$(943,142)	$(98,609,334)	$(498,627)	$(1,411,038,109)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/T. Rowe Price Capital Appreciation Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class I
Assets
Investments in Funds, at fair value	$193,864,228	$5,476,453,219	$67,433,158	$4,318,981,629	$42,182,621	$1,214,948,757	$30,771,549
Receivables:
Investments in Fund shares sold	222,450	2,610,258	1,460	2,243,743	2,495	917,497	468
Investment Division units sold	—	3,814,259	74,351	835,432	—	2,154,552	12,530
Total assets	194,086,678	5,482,877,736	67,508,969	4,322,060,804	42,185,116	1,218,020,806	30,784,547

Liabilities
Payables:
Investments in Fund shares purchased	—	3,814,259	74,351	835,432	—	2,154,552	12,530
Investment Division units redeemed	220,107	2,413,789	649	2,084,974	1,979	875,597	104
Insurance fees due to Jackson	2,343	196,469	811	158,769	516	41,900	364
Total liabilities	222,450	6,424,517	75,811	3,079,175	2,495	3,072,049	12,998
Net assets	$193,864,228	$5,476,453,219	$67,433,158	$4,318,981,629	$42,182,621	$1,214,948,757	$30,771,549

Investments in Funds, shares outstanding	9,101,607	114,498,290	1,346,509	70,826,199	651,268	121,010,832	2,996,256
Investments in Funds, at cost	$179,897,888	$5,583,016,677	$82,746,276	$3,456,764,100	$41,618,619	$1,238,985,671	$31,393,979

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/T. Rowe Price Capital Appreciation Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	835,794	88,534,536	357,910	63,828,137	212,894	15,351,666	115,350
Total expenses	835,794	88,534,536	357,910	63,828,137	212,894	15,351,666	115,350
Net investment income (loss)	(835,794)	(88,534,536)	(357,910)	(63,828,137)	(212,894)	(15,351,666)	(115,350)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	4,532,767	275,293,971	(991,387)	261,601,360	876,564	(5,339,523)	(314,733)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(28,231,768)	(3,941,425,220)	(43,208,992)	(1,605,090,135)	(14,565,700)	(53,449,400)	(830,991)
Net realized and unrealized gain (loss)	(23,699,001)	(3,666,131,249)	(44,200,379)	(1,343,488,775)	(13,689,136)	(58,788,923)	(1,145,724)

Net change in net assets
from operations	$(24,534,795)	$(3,754,665,785)	$(44,558,289)	$(1,407,316,912)	$(13,902,030)	$(74,140,589)	$(1,261,074)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class I	JNL/T. Rowe Price Value Fund - Class A	JNL/T. Rowe Price Value Fund - Class I	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class I	JNL/Vanguard Moderate ETF Allocation Fund - Class A
Assets
Investments in Funds, at fair value	$129,834,077	$3,527,459	$2,745,937,470	$51,730,710	$1,745,568,176	$47,813,685	$450,798,540
Receivables:
Investments in Fund shares sold	88,704	112	2,927,762	17,624	602,082	577	73,536
Investment Division units sold	186,616	656	1,358,587	—	33,076	1,057	23,112
Total assets	130,109,397	3,528,227	2,750,223,819	51,748,334	1,746,203,334	47,815,319	450,895,188

Liabilities
Payables:
Investments in Fund shares purchased	186,616	656	1,358,587	—	33,076	1,057	23,112
Investment Division units redeemed	84,370	70	2,829,866	17,001	539,846	3	58,470
Insurance fees due to Jackson	4,334	42	97,896	623	62,236	574	15,066
Total liabilities	275,320	768	4,286,349	17,624	635,158	1,634	96,648
Net assets	$129,834,077	$3,527,459	$2,745,937,470	$51,730,710	$1,745,568,176	$47,813,685	$450,798,540

Investments in Funds, shares outstanding	12,753,839	345,491	125,270,870	2,226,892	135,736,250	3,633,259	39,788,044
Investments in Funds, at cost	$138,512,474	$3,823,362	$2,348,619,520	$48,710,254	$1,851,426,493	$48,231,701	$460,436,442

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class I	JNL/T. Rowe Price Value Fund - Class A	JNL/T. Rowe Price Value Fund - Class I	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class I	JNL/Vanguard Moderate ETF Allocation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	1,642,730	15,591	37,344,376	231,592	24,295,084	215,519	5,743,445
Total expenses	1,642,730	15,591	37,344,376	231,592	24,295,084	215,519	5,743,445
Net investment income (loss)	(1,642,730)	(15,591)	(37,344,376)	(231,592)	(24,295,084)	(215,519)	(5,743,445)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(1,256,530)	(60,949)	120,417,336	1,624,395	(5,616,907)	437,305	2,717,209
Net change in unrealized appreciation
(depreciation) on investments in Funds	(20,880,978)	(519,737)	(490,990,943)	(8,256,540)	(355,857,916)	(9,648,305)	(78,172,924)
Net realized and unrealized gain (loss)	(22,137,508)	(580,686)	(370,573,607)	(6,632,145)	(361,474,823)	(9,211,000)	(75,455,715)

Net change in net assets
from operations	$(23,780,238)	$(596,277)	$(407,917,983)	$(6,863,737)	$(385,769,907)	$(9,426,519)	$(81,199,160)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Vanguard Moderate ETF Allocation Fund - Class I	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class I	JNL/WCM China Quality Growth Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/WCM Focused International Equity Fund - Class I	JNL/Westchester Capital Event Driven Fund - Class A
Assets
Investments in Funds, at fair value	$17,005,364	$769,601,947	$34,615,081	$440,825	$483,146,300	$13,179,048	$58,425,837
Receivables:
Investments in Fund shares sold	204	325,299	738	12	139,904	2,252	194,716
Investment Division units sold	—	232,380	882	10,090	320,129	—	23,990
Total assets	17,005,568	770,159,626	34,616,701	450,927	483,606,333	13,181,300	58,644,543

Liabilities
Payables:
Investments in Fund shares purchased	—	232,380	882	10,090	320,129	—	23,990
Investment Division units redeemed	—	299,397	323	—	122,976	2,093	192,775
Insurance fees due to Jackson	204	25,902	415	12	16,928	159	1,941
Total liabilities	204	557,679	1,620	10,102	460,033	2,252	218,706
Net assets	$17,005,364	$769,601,947	$34,615,081	$440,825	$483,146,300	$13,179,048	$58,425,837

Investments in Funds, shares outstanding	1,467,245	63,761,553	2,805,112	42,346	35,086,877	946,091	4,968,183
Investments in Funds, at cost	$17,297,259	$777,736,319	$35,208,428	$437,021	$643,153,025	$18,170,368	$57,631,090

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Vanguard Moderate ETF Allocation Fund - Class I	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class I	JNL/WCM China Quality Growth Fund - Class A(a)	JNL/WCM Focused International Equity Fund - Class A	JNL/WCM Focused International Equity Fund - Class I	JNL/Westchester Capital Event Driven Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	74,646	9,962,560	152,288	1,561	6,235,655	63,940	733,080
Total expenses	74,646	9,962,560	152,288	1,561	6,235,655	63,940	733,080
Net investment income (loss)	(74,646)	(9,962,560)	(152,288)	(1,561)	(6,235,655)	(63,940)	(733,080)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	88,831,279	2,357,948	—
Sales of investments in Funds	17,169	5,433,795	177,459	(45,026)	(19,591,830)	(1,339,838)	849,767
Net change in unrealized appreciation
(depreciation) on investments in Funds	(2,595,648)	(148,309,673)	(6,085,263)	3,804	(250,260,651)	(6,731,923)	(2,712,685)
Net realized and unrealized gain (loss)	(2,578,479)	(142,875,878)	(5,907,804)	(41,222)	(181,021,202)	(5,713,813)	(1,862,918)

Net change in net assets
from operations	$(2,653,125)	$(152,838,438)	$(6,060,092)	$(42,783)	$(187,256,857)	$(5,777,753)	$(2,595,998)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 25, 2022. The Statement of Operations is from April 25, 2022 through December 31, 2022.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/Westchester Capital Event Driven Fund - Class I	JNL/Western Asset Global Multi-Sector Bond Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class I	JNL/William Blair International Leaders Fund - Class A	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class A	JNL/WMC Balanced Fund - Class I
Assets
Investments in Funds, at fair value	$2,425,644	$375,600,359	$3,935,388	$564,662,373	$9,985,366	$7,967,405,990	$67,410,611
Receivables:
Investments in Fund shares sold	335	894,754	204	291,660	19,315	5,054,192	2,744
Investment Division units sold	—	38,919	—	158,366	1,065	4,081,786	—
Total assets	2,425,979	376,534,032	3,935,592	565,112,399	10,005,746	7,976,541,968	67,413,355

Liabilities
Payables:
Investments in Fund shares purchased	—	38,919	—	158,366	1,065	4,081,786	—
Investment Division units redeemed	306	881,464	158	271,423	19,194	4,773,265	1,938
Insurance fees due to Jackson	29	13,290	46	20,237	121	280,927	806
Total liabilities	335	933,673	204	450,026	20,380	9,135,978	2,744
Net assets	$2,425,644	$375,600,359	$3,935,388	$564,662,373	$9,985,366	$7,967,405,990	$67,410,611

Investments in Funds, shares outstanding	205,215	52,976,073	545,824	57,736,439	949,179	271,369,414	2,195,785
Investments in Funds, at cost	$2,388,398	$504,145,389	$4,611,003	$725,746,237	$13,878,500	$6,586,292,072	$63,234,667

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Westchester Capital Event Driven Fund - Class I	JNL/Western Asset Global Multi-Sector Bond Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class I	JNL/William Blair International Leaders Fund - Class A	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class A	JNL/WMC Balanced Fund - Class I
Investment Income
Dividends	$—	$—	$—	$10,820,487	$221,151	$—	$—
Expenses
Asset-based charges	7,263	5,300,627	16,218	8,228,085	44,810	109,089,040	298,064
Total expenses	7,263	5,300,627	16,218	8,228,085	44,810	109,089,040	298,064
Net investment income (loss)	(7,263)	(5,300,627)	(16,218)	2,592,402	176,341	(109,089,040)	(298,064)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	88,279,731	1,464,530	—	—
Sales of investments in Funds	13,817	(36,998,193)	(333,047)	(6,737,811)	(430,391)	319,511,678	1,404,680
Net change in unrealized appreciation
(depreciation) on investments in Funds	(47,720)	10,847,343	95,420	(294,208,427)	(4,255,219)	(1,687,807,330)	(12,049,526)
Net realized and unrealized gain (loss)	(33,903)	(26,150,850)	(237,627)	(212,666,507)	(3,221,080)	(1,368,295,652)	(10,644,846)

Net change in net assets
from operations	$(41,166)	$(31,451,477)	$(253,845)	$(210,074,105)	$(3,044,739)	$(1,477,384,692)	$(10,942,910)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

	JNL/WMC Equity Income Fund - Class A	JNL/WMC Equity Income Fund - Class I	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class A
Assets
Investments in Funds, at fair value	$764,288,850	$23,885,445	$623,373,536	$3,743,386	$2,896,396,661	$64,474,671	$783,404,882
Receivables:
Investments in Fund shares sold	419,484	913	634,098	167	2,694,390	141,966	323,836
Investment Division units sold	767,667	—	124,138	4,253	6,015,746	240,307	174,887
Total assets	765,476,001	23,886,358	624,131,772	3,747,806	2,905,106,797	64,856,944	783,903,605

Liabilities
Payables:
Investments in Fund shares purchased	767,667	—	124,138	4,253	6,015,746	240,307	174,887
Investment Division units redeemed	392,826	626	611,442	122	2,596,209	141,207	294,730
Insurance fees due to Jackson	26,658	287	22,656	45	98,181	759	29,106
Total liabilities	1,187,151	913	758,236	4,420	8,710,136	382,273	498,723
Net assets	$764,288,850	$23,885,445	$623,373,536	$3,743,386	$2,896,396,661	$64,474,671	$783,404,882

Investments in Funds, shares outstanding	47,768,053	1,468,067	71,080,221	415,009	2,896,396,661	64,474,671	26,911,882
Investments in Funds, at cost	$635,721,460	$19,831,482	$704,061,022	$4,249,968	$2,896,396,661	$64,474,671	$640,226,268

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

	JNL/WMC Equity Income Fund - Class A	JNL/WMC Equity Income Fund - Class I	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$26,247,661	$730,108	$—
Expenses
Asset-based charges	8,601,545	93,117	9,727,784	17,640	32,763,586	205,344	10,805,054
Total expenses	8,601,545	93,117	9,727,784	17,640	32,763,586	205,344	10,805,054
Net investment income (loss)	(8,601,545)	(93,117)	(9,727,784)	(17,640)	(6,515,925)	524,764	(10,805,054)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	34,651,004	1,078,106	1,013,020	(101,324)	—	(1)	39,146,379
Net change in unrealized appreciation
(depreciation) on investments in Funds	(27,364,467)	(827,749)	(252,138,559)	(1,258,071)	—	—	(80,150,174)
Net realized and unrealized gain (loss)	7,286,537	250,357	(251,125,539)	(1,359,395)	—	(1)	(41,003,795)

Net change in net assets
from operations	$(1,315,008)	$157,240	$(260,853,323)	$(1,377,035)	$(6,515,925)	$524,763	$(51,808,849)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Assets and Liabilities
December 31, 2022

JNL/WMC Value Fund - Class I
Assets
Investments in Funds, at fair value	$11,956,395
Receivables:
Investments in Fund shares sold	425
Investment Division units sold	559
Total assets	11,957,379

Liabilities
Payables:
Investments in Fund shares purchased	559
Investment Division units redeemed	283
Insurance fees due to Jackson	142
Total liabilities	984
Net assets	$11,956,395

Investments in Funds, shares outstanding	394,080
Investments in Funds, at cost	$11,195,500

Jackson National Separate Account I
Statements of Operations
For the Year Ended December 31, 2022

JNL/WMC Value Fund - Class I
Investment Income
Dividends	$—
Expenses
Asset-based charges	45,263
Total expenses	45,263
Net investment income (loss)	(45,263)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—
Sales of investments in Funds	176,848
Net change in unrealized appreciation
(depreciation) on investments in Funds	(570,740)
Net realized and unrealized gain (loss)	(393,892)

Net change in net assets
from operations	$(439,155)

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL Aggressive Growth Allocation Fund - Class A	JNL Aggressive Growth Allocation Fund - Class I	JNL Bond Index Fund - Class I	JNL Conservative Allocation Fund - Class A	JNL Conservative Allocation Fund - Class I	JNL Emerging Markets Index Fund - Class I	JNL Growth Allocation Fund - Class A
Operations
Net investment income (loss)	$(17,607,217)	$(60,180)	$(9,096)	$(7,215,600)	$(29,349)	$(2,245)	$(34,474,505)
Net realized gain (loss) on investments in Funds	59,938,261	136,829	(21,044)	(39,811)	(109,537)	(10,940)	85,864,429
Net change in unrealized appreciation
(depreciation) on investments in Funds	(387,758,293)	(3,255,164)	(242,644)	(91,902,367)	(863,178)	(103,366)	(618,465,342)
Net change in net assets
from operations	(345,427,249)	(3,178,515)	(272,784)	(99,157,778)	(1,002,064)	(116,551)	(567,075,418)

Contract transactions
Purchase payments	68,109,980	1,932,717	4,684,524	57,522,299	1,151,248	548,342	80,936,718
Surrenders and terminations	(87,605,279)	(343,836)	(51,910)	(62,077,220)	(487,177)	(17,108)	(193,580,328)
Transfers between Investment Divisions	(60,265,478)	(1,129,870)	(202,986)	(66,305,527)	(938,653)	41,411	881,011,229
Contract owner charges	(17,964,489)	(220,180)	(979)	(4,942,145)	(54,751)	(207)	(35,267,814)
Net change in net assets
from contract transactions	(97,725,266)	238,831	4,428,649	(75,802,593)	(329,333)	572,438	733,099,805

Net change in net assets	(443,152,515)	(2,939,684)	4,155,865	(174,960,371)	(1,331,397)	455,887	166,024,387

Net assets beginning of year	1,696,278,925	15,790,380	498,847	716,759,718	7,336,510	430,495	2,514,907,754

Net assets end of year	$1,253,126,410	$12,850,696	$4,654,712	$541,799,347	$6,005,113	$886,382	$2,680,932,141

Contract unit transactions
Units outstanding at beginning of year	80,303,394	777,246	37,687	53,999,621	509,658	32,978	117,796,713
Units issued	8,928,835	222,579	487,997	11,600,027	193,307	76,620	64,907,352
Units redeemed	(14,223,817)	(208,393)	(44,618)	(18,050,065)	(221,569)	(9,620)	(25,715,026)
Units outstanding at end of year	75,008,412	791,432	481,066	47,549,583	481,396	99,978	156,989,039
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$159,383,394	$3,853,204	$4,816,930	$140,508,437	$2,579,186	$648,800	$1,198,623,592
Proceeds from sales	$274,715,877	$3,674,553	$397,377	$223,526,630	$2,937,868	$78,607	$499,998,292

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL Growth Allocation Fund - Class I	JNL International Index Fund - Class I	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Growth Fund - Class I	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Fund - Class I	JNL iShares Tactical Moderate Growth Fund - Class A
Operations
Net investment income (loss)	$(74,559)	$76,123	$775,560	$93,496	$572,671	$111,292	$777,945
Net realized gain (loss) on investments in Funds	225,332	(31,612)	19,221,428	449,832	7,984,159	253,019	15,842,715
Net change in unrealized appreciation
(depreciation) on investments in Funds	(3,835,670)	(254,056)	(69,410,358)	(1,669,065)	(35,767,885)	(1,484,718)	(66,710,345)
Net change in net assets
from operations	(3,684,897)	(209,545)	(49,413,370)	(1,125,737)	(27,211,055)	(1,120,407)	(50,089,685)

Contract transactions
Purchase payments	1,011,911	2,591,369	18,547,613	832,248	19,627,786	1,096,981	21,015,832
Surrenders and terminations	(1,392,802)	(29,681)	(16,432,679)	(106,846)	(14,580,727)	(187,845)	(22,414,583)
Transfers between Investment Divisions	3,588,509	217,945	2,812,865	410,762	(4,539,749)	(339,807)	(8,799,957)
Contract owner charges	(205,068)	(814)	(1,745,333)	(91,159)	(1,240,233)	(85,323)	(1,539,578)
Net change in net assets
from contract transactions	3,002,550	2,778,819	3,182,466	1,045,005	(732,923)	484,006	(11,738,286)

Net change in net assets	(682,347)	2,569,274	(46,230,904)	(80,732)	(27,943,978)	(636,401)	(61,827,971)

Net assets beginning of year	18,309,471	878,733	303,039,567	7,087,918	195,054,940	8,028,472	328,502,311

Net assets end of year	$17,627,124	$3,448,007	$256,808,663	$7,007,186	$167,110,962	$7,392,071	$266,674,340

Contract unit transactions
Units outstanding at beginning of year	879,006	54,460	13,898,874	341,456	12,751,742	512,998	17,422,082
Units issued	362,103	308,263	2,642,861	131,772	2,983,324	152,231	2,790,208
Units redeemed	(206,354)	(82,788)	(2,448,775)	(71,247)	(3,010,393)	(121,386)	(3,487,300)
Units outstanding at end of year	1,034,755	279,935	14,092,960	401,981	12,724,673	543,843	16,724,990
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$6,541,012	$3,590,623	$70,558,180	$2,994,623	$52,551,744	$2,732,070	$64,547,093
Proceeds from sales	$3,613,021	$715,882	$49,661,907	$1,399,312	$43,988,246	$1,727,275	$61,257,402

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL iShares Tactical Moderate Growth Fund - Class I	JNL Mid Cap Index Fund - Class I	JNL Moderate Allocation Fund - Class A	JNL Moderate Allocation Fund - Class I	JNL Moderate Growth Allocation Fund - Class A	JNL Moderate Growth Allocation Fund - Class I	JNL Multi-Manager Alternative Fund - Class A
Operations
Net investment income (loss)	$93,806	$(7,578)	$(28,648,572)	$(48,448)	$(51,361,145)	$(49,394)	$(2,226,548)
Net realized gain (loss) on investments in Funds	347,254	(48,205)	45,064,155	689,028	127,019,948	26,176	390,393
Net change in unrealized appreciation
(depreciation) on investments in Funds	(1,560,482)	(155,557)	(420,760,939)	(2,659,662)	(859,458,948)	(1,949,081)	(25,075,347)
Net change in net assets
from operations	(1,119,422)	(211,340)	(404,345,356)	(2,019,082)	(783,800,145)	(1,972,299)	(26,911,502)

Contract transactions
Purchase payments	828,786	1,552,988	71,324,382	900,003	73,000,975	1,354,377	8,148,715
Surrenders and terminations	(232,719)	(26,529)	(199,300,078)	(4,255,742)	(347,411,819)	(302,775)	(19,785,876)
Transfers between Investment Divisions	565,035	81,681	(43,421,455)	(1,407,546)	(90,084,282)	1,236,891	(1,378,839)
Contract owner charges	(91,074)	(807)	(28,601,069)	(101,988)	(51,294,126)	(135,764)	(709,189)
Net change in net assets
from contract transactions	1,070,028	1,607,333	(199,998,220)	(4,865,273)	(415,789,252)	2,152,729	(13,725,189)

Net change in net assets	(49,394)	1,395,993	(604,343,576)	(6,884,355)	(1,199,589,397)	180,430	(40,636,691)

Net assets beginning of year	6,997,860	1,234,910	2,601,061,963	16,675,875	4,753,181,346	11,015,295	232,331,267

Net assets end of year	$6,948,466	$2,630,903	$1,996,718,387	$9,791,520	$3,553,591,949	$11,195,725	$191,694,576

Contract unit transactions
Units outstanding at beginning of year	378,963	87,474	160,810,213	948,402	236,460,384	580,091	20,779,331
Units issued	98,179	204,780	13,890,108	181,311	13,455,912	195,492	4,064,024
Units redeemed	(39,277)	(82,114)	(28,046,498)	(468,966)	(37,255,507)	(80,882)	(5,459,625)
Units outstanding at end of year	437,865	210,140	146,653,823	660,747	212,660,789	694,701	19,383,730
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$2,212,231	$2,321,878	$202,607,301	$2,887,361	$238,790,792	$3,526,149	$41,444,771
Proceeds from sales	$684,053	$722,123	$431,254,093	$7,801,082	$705,941,189	$1,422,814	$57,396,508

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL Multi-Manager Alternative Fund - Class I	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class I	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class I
Operations
Net investment income (loss)	$(14,802)	$(2,850,349)	$72,725	$(607,818)	$42,102	$(5,048,816)	$(59,162)
Net realized gain (loss) on investments in Funds	(74,539)	47,242,207	252,626	27,597,082	380,480	9,362,917	36,944
Net change in unrealized appreciation
(depreciation) on investments in Funds	(273,628)	(248,948,557)	(2,912,630)	(187,129,318)	(1,772,248)	(84,663,604)	(2,420,463)
Net change in net assets
from operations	(362,969)	(204,556,699)	(2,587,279)	(160,140,054)	(1,349,666)	(80,349,503)	(2,442,681)

Contract transactions
Purchase payments	1,201,046	12,872,148	632,779	12,341,286	511,407	41,081,201	1,993,668
Surrenders and terminations	(71,959)	(47,294,049)	(319,560)	(24,510,028)	(92,222)	(18,089,939)	(448,970)
Transfers between Investment Divisions	527,502	(8,932,931)	(316,984)	5,570,751	639,067	9,468,950	655,759
Contract owner charges	(50,607)	(7,826,179)	(106,627)	(4,962,982)	(48,725)	(5,451,486)	(166,989)
Net change in net assets
from contract transactions	1,605,982	(51,181,011)	(110,392)	(11,560,973)	1,009,527	27,008,726	2,033,468

Net change in net assets	1,243,013	(255,737,710)	(2,697,671)	(171,701,027)	(340,139)	(53,340,777)	(409,213)

Net assets beginning of year	2,847,425	829,523,242	10,533,446	516,745,510	4,185,157	446,998,151	13,679,838

Net assets end of year	$4,090,438	$573,785,532	$7,835,775	$345,044,483	$3,845,018	$393,657,374	$13,270,625

Contract unit transactions
Units outstanding at beginning of year	238,872	54,570,054	562,362	33,205,585	258,423	22,345,771	645,200
Units issued	274,679	7,219,523	173,584	6,014,577	130,342	7,626,196	347,261
Units redeemed	(129,760)	(11,344,211)	(185,180)	(6,927,213)	(46,696)	(6,119,222)	(242,189)
Units outstanding at end of year	383,791	50,445,366	550,766	32,292,949	342,069	23,852,745	750,272
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$3,029,118	$141,883,139	$3,403,597	$126,162,978	$2,167,306	$133,219,344	$6,369,703
Proceeds from sales	$1,437,938	$149,375,923	$2,815,391	$86,630,957	$557,793	$111,259,434	$4,395,397

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class I	JNL S&P 500 Index Fund - Class I	JNL Small Cap Index Fund - Class I	JNL/AB Sustainable Global Thematic Fund - Class A(a)
Operations
Net investment income (loss)	$(24,496,386)	$(134,195)	$(14,533,561)	$(62,124)	$(1,145,428)	$(5,837)	$(15,782)
Net realized gain (loss) on investments in Funds	41,115,692	(1,521,597)	14,865,675	71,144	6,493,579	(31,057)	(19,392)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(838,929,530)	(10,819,329)	(167,350,669)	(1,861,618)	(60,655,769)	(164,475)	(17,655)
Net change in net assets
from operations	(822,310,224)	(12,475,121)	(167,018,555)	(1,852,598)	(55,307,618)	(201,369)	(52,829)

Contract transactions
Purchase payments	66,270,955	2,222,446	35,505,972	1,842,981	42,952,572	1,709,173	1,533,742
Surrenders and terminations	(106,179,875)	(1,556,115)	(69,811,342)	(592,986)	(8,629,805)	(59,077)	(22,342)
Transfers between Investment Divisions	(116,988,375)	(722,550)	5,616,057	632,671	2,388,490	123,177	2,126,028
Contract owner charges	(26,489,469)	(442,435)	(15,221,275)	(201,665)	(3,135,881)	(988)	(17,974)
Net change in net assets
from contract transactions	(183,386,764)	(498,654)	(43,910,588)	1,681,001	33,575,376	1,772,285	3,619,454

Net change in net assets	(1,005,696,988)	(12,973,775)	(210,929,143)	(171,597)	(21,732,242)	1,570,916	3,566,625

Net assets beginning of year	2,632,126,563	40,356,954	1,265,731,826	15,201,047	287,588,475	711,433	—

Net assets end of year	$1,626,429,575	$27,383,179	$1,054,802,683	$15,029,450	$265,856,233	$2,282,349	$3,566,625

Contract unit transactions
Units outstanding at beginning of year	27,831,897	301,004	43,047,573	409,438	14,364,181	46,278	—
Units issued	4,311,037	112,957	7,679,189	183,835	5,246,178	166,476	424,244
Units redeemed	(6,840,596)	(118,912)	(9,348,529)	(131,931)	(3,312,201)	(48,847)	(39,191)
Units outstanding at end of year	25,302,338	295,049	41,378,233	461,342	16,298,158	163,907	385,053
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$309,192,302	$11,649,285	$202,586,448	$6,069,936	$90,613,688	$2,183,560	$3,968,306
Proceeds from sales	$517,075,452	$12,282,134	$261,030,597	$4,451,059	$58,183,740	$417,112	$364,635

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 25, 2022. The Statement of Changes in Net Assets is from April 25, 2022 through December 31, 2022.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/AB Sustainable Global Thematic Fund - Class I(a)	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Bond Fund of America Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class I	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class I
Operations
Net investment income (loss)	$(431)	$(30,510,835)	$(196,191)	$(1,376,598)	$(12,259)	$(3,670,592)	$(30,619)
Net realized gain (loss) on investments in Funds	(22)	42,572,824	735,857	(3,752,730)	(69,147)	2,922,105	175,519
Net change in unrealized appreciation
(depreciation) on investments in Funds	260	(407,108,999)	(7,476,845)	(9,954,318)	(251,318)	(24,555,377)	(709,313)
Net change in net assets
from operations	(193)	(395,047,010)	(6,937,179)	(15,083,646)	(332,724)	(25,303,864)	(564,413)

Contract transactions
Purchase payments	10,288	256,108,173	4,684,857	41,817,649	1,614,880	48,937,139	963,466
Surrenders and terminations	—	(138,674,900)	(1,964,985)	(5,433,615)	(86,960)	(14,149,855)	(292,854)
Transfers between Investment Divisions	215,702	14,242,201	(455,764)	73,814,508	3,476,589	61,554,434	(38,030)
Contract owner charges	(907)	(32,708,883)	(576,531)	(1,257,785)	(21,730)	(3,717,151)	(86,965)
Net change in net assets
from contract transactions	225,083	98,966,591	1,687,577	108,940,757	4,982,779	92,624,567	545,617

Net change in net assets	224,890	(296,080,419)	(5,249,602)	93,857,111	4,650,055	67,320,703	(18,796)

Net assets beginning of year	—	2,604,564,254	48,506,493	59,610,970	1,655,662	255,934,128	6,987,070

Net assets end of year	$224,890	$2,308,483,835	$43,256,891	$153,468,081	$6,305,717	$323,254,831	$6,968,274

Contract unit transactions
Units outstanding at beginning of year	—	112,239,844	1,545,329	5,944,060	163,916	20,223,498	532,410
Units issued	24,254	24,239,661	445,489	17,261,585	675,629	12,370,817	204,157
Units redeemed	(99)	(19,729,503)	(396,314)	(5,424,854)	(122,697)	(4,632,283)	(161,162)
Units outstanding at end of year	24,155	116,750,002	1,594,504	17,780,791	716,848	27,962,032	575,405
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$225,990	$504,040,918	$12,682,028	$157,034,801	$6,108,391	$146,293,624	$2,547,281
Proceeds from sales	$1,338	$435,585,162	$11,190,642	$49,470,642	$1,137,871	$57,339,649	$2,032,283

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 25, 2022. The Statement of Changes in Net Assets is from April 25, 2022 through December 31, 2022.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Capital World Bond Fund - Class I	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Growth Fund - Class I	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class I	JNL/American Funds Growth Allocation Fund - Class A
Operations
Net investment income (loss)	$(4,930,563)	$(19,046)	$(8,364,380)	$(83,695)	$(8,338,118)	$(43,443)	$(41,886,521)
Net realized gain (loss) on investments in Funds	(8,296,006)	(138,314)	14,280,135	(40,625)	11,137,250	(378,992)	122,379,705
Net change in unrealized appreciation
(depreciation) on investments in Funds	(70,773,756)	(740,943)	(242,209,298)	(6,160,951)	(264,707,497)	(3,470,024)	(871,624,637)
Net change in net assets
from operations	(84,000,325)	(898,303)	(236,293,543)	(6,285,271)	(261,908,365)	(3,892,459)	(791,131,453)

Contract transactions
Purchase payments	7,248,819	780,193	52,102,938	2,199,014	26,495,649	1,653,416	204,047,045
Surrenders and terminations	(27,832,543)	(250,125)	(35,285,476)	(487,600)	(37,006,880)	(487,739)	(169,324,135)
Transfers between Investment Divisions	(15,539,059)	6,920	(40,457,423)	(2,164,660)	(8,939,643)	(980,045)	(70,948,976)
Contract owner charges	(5,232,185)	(38,234)	(7,490,258)	(273,566)	(9,464,360)	(135,668)	(47,025,172)
Net change in net assets
from contract transactions	(41,354,968)	498,754	(31,130,219)	(726,812)	(28,915,234)	49,964	(83,251,238)

Net change in net assets	(125,355,293)	(399,549)	(267,423,762)	(7,012,083)	(290,823,599)	(3,842,495)	(874,382,691)

Net assets beginning of year	454,546,608	4,712,844	916,808,705	25,150,214	857,882,165	13,156,311	3,918,413,767

Net assets end of year	$329,191,315	$4,313,295	$649,384,943	$18,138,131	$567,058,566	$9,313,816	$3,044,031,076

Contract unit transactions
Units outstanding at beginning of year	40,947,849	361,136	34,818,964	925,897	35,357,583	463,631	163,348,519
Units issued	4,509,959	142,729	6,989,008	270,199	5,969,415	181,957	24,726,608
Units redeemed	(8,857,010)	(101,267)	(8,495,393)	(299,444)	(7,584,422)	(178,862)	(28,817,632)
Units outstanding at end of year	36,600,798	402,598	33,312,579	896,652	33,742,576	466,726	159,257,495
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$43,247,819	$1,644,983	$144,781,804	$5,769,669	$111,377,727	$4,119,690	$502,828,949
Proceeds from sales	$89,533,350	$1,165,275	$184,276,403	$6,580,176	$148,631,079	$4,113,169	$627,966,708

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/American Funds Growth Allocation Fund - Class I	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth Fund - Class I	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class A	JNL/American Funds International Fund - Class I
Operations
Net investment income (loss)	$(178,621)	$(41,401,063)	$(298,688)	$(107,709,881)	$(459,071)	$(18,134,614)	$(64,544)
Net realized gain (loss) on investments in Funds	551,542	107,037,003	962,672	435,734,577	3,264,627	3,735,993	(487,528)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(9,360,711)	(1,388,364,155)	(26,520,458)	(2,095,137,106)	(23,299,095)	(366,281,681)	(3,161,557)
Net change in net assets
from operations	(8,987,790)	(1,322,728,215)	(25,856,474)	(1,767,112,410)	(20,493,539)	(380,680,302)	(3,713,629)

Contract transactions
Purchase payments	5,641,820	401,529,737	10,269,506	646,759,274	13,575,894	45,380,197	2,260,513
Surrenders and terminations	(1,430,970)	(152,924,508)	(3,192,643)	(470,488,085)	(4,488,201)	(82,838,240)	(443,045)
Transfers between Investment Divisions	(1,708,835)	(1,758,627)	2,722,981	(224,174,535)	(7,645,214)	(9,486,605)	(390,146)
Contract owner charges	(560,117)	(43,920,540)	(965,363)	(119,092,438)	(1,607,191)	(18,787,559)	(193,301)
Net change in net assets
from contract transactions	1,941,898	202,926,062	8,834,481	(166,995,784)	(164,712)	(65,732,207)	1,234,021

Net change in net assets	(7,045,892)	(1,119,802,153)	(17,021,993)	(1,934,108,194)	(20,658,251)	(446,412,509)	(2,479,608)

Net assets beginning of year	46,894,839	4,201,243,944	80,963,219	9,906,526,280	121,750,121	1,723,832,488	16,618,764

Net assets end of year	$39,848,947	$3,081,441,791	$63,941,226	$7,972,418,086	$101,091,870	$1,277,419,979	$14,139,156

Contract unit transactions
Units outstanding at beginning of year	1,805,814	89,946,141	1,584,870	280,142,458	2,966,632	102,771,024	848,257
Units issued	557,608	28,178,802	754,186	40,788,957	775,631	13,736,801	343,864
Units redeemed	(457,161)	(22,402,993)	(542,590)	(46,300,307)	(782,425)	(18,709,988)	(277,931)
Units outstanding at end of year	1,906,261	95,721,950	1,796,466	274,631,108	2,959,838	97,797,837	914,190
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$12,083,030	$1,029,455,432	$30,887,122	$1,240,067,358	$27,342,792	$192,787,572	$5,648,825
Proceeds from sales	$10,319,753	$867,930,433	$22,351,329	$1,514,773,023	$27,966,575	$276,654,393	$4,479,348

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class I	JNL/American Funds New World Fund - Class A	JNL/American Funds New World Fund - Class I	JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class I	JNL/AQR Large Cap Defensive Style Fund - Class A
Operations
Net investment income (loss)	$(31,741,728)	$(95,595)	$(17,351,134)	$(105,262)	$(43,830,531)	$(165,588)	$(4,539,175)
Net realized gain (loss) on investments in Funds	85,733,468	435,045	28,665,993	(208,973)	210,244,754	1,131,766	2,981,502
Net change in unrealized appreciation
(depreciation) on investments in Funds	(583,164,385)	(4,820,064)	(396,703,614)	(6,286,131)	(539,904,275)	(4,631,935)	(34,820,985)
Net change in net assets
from operations	(529,172,645)	(4,480,614)	(385,388,755)	(6,600,366)	(373,490,052)	(3,665,757)	(36,378,658)

Contract transactions
Purchase payments	112,166,363	2,586,737	53,033,455	2,940,922	133,795,062	4,750,905	18,034,193
Surrenders and terminations	(170,030,522)	(1,947,754)	(68,934,105)	(1,318,924)	(218,115,133)	(1,215,524)	(28,259,846)
Transfers between Investment Divisions	(53,510,349)	(2,172,358)	(10,709,657)	350,423	13,822,811	2,658,451	27,742,906
Contract owner charges	(32,352,057)	(228,283)	(19,584,291)	(333,078)	(47,430,802)	(524,633)	(4,501,178)
Net change in net assets
from contract transactions	(143,726,565)	(1,761,658)	(46,194,598)	1,639,343	(117,928,062)	5,669,199	13,016,075

Net change in net assets	(672,899,210)	(6,242,272)	(431,583,353)	(4,961,023)	(491,418,114)	2,003,442	(23,362,583)

Net assets beginning of year	2,910,596,198	25,130,080	1,642,947,651	28,529,683	3,693,597,419	37,965,329	369,344,343

Net assets end of year	$2,237,696,988	$18,887,808	$1,211,364,298	$23,568,660	$3,202,179,305	$39,968,771	$345,981,760

Contract unit transactions
Units outstanding at beginning of year	145,684,630	1,162,864	89,362,996	1,326,932	119,992,684	1,054,856	26,173,998
Units issued	16,273,808	295,971	14,803,987	422,661	16,633,173	428,490	7,486,198
Units redeemed	(24,839,688)	(399,046)	(18,093,891)	(336,452)	(20,933,346)	(263,148)	(6,492,732)
Units outstanding at end of year	137,118,750	1,059,789	86,073,092	1,413,141	115,692,511	1,220,198	27,167,464
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$282,329,536	$5,648,206	$223,497,620	$7,464,781	$468,504,902	$14,242,699	$95,803,763
Proceeds from sales	$457,797,829	$7,505,459	$287,043,352	$5,930,700	$630,263,495	$8,739,088	$87,326,863

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/AQR Large Cap Defensive Style Fund - Class I	JNL/Baillie Gifford International Growth Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class I	JNL/Baillie Gifford U.S. Equity Growth Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Allocation Fund - Class I	JNL/BlackRock Global Natural Resources Fund - Class A
Operations
Net investment income (loss)	$(23,946)	$(6,319,494)	$100,630	$(9,666)	$(38,172,467)	$(81,153)	$(14,586,349)
Net realized gain (loss) on investments in Funds	118,341	(20,975,233)	(1,072,194)	(612,129)	91,908,484	443,315	65,692,960
Net change in unrealized appreciation
(depreciation) on investments in Funds	(517,137)	(382,386,383)	(10,178,859)	(303,629)	(625,134,847)	(3,751,151)	64,451,391
Net change in net assets
from operations	(422,742)	(409,681,110)	(11,150,423)	(925,424)	(571,398,830)	(3,388,989)	115,558,002

Contract transactions
Purchase payments	726,563	31,865,114	988,637	204,174	55,832,453	1,501,542	55,162,166
Surrenders and terminations	(240,677)	(33,816,480)	(575,874)	(25,689)	(218,975,511)	(1,127,300)	(82,781,876)
Transfers between Investment Divisions	735,801	(44,061,388)	(336,000)	702,584	(83,248,809)	(702,162)	367,346,320
Contract owner charges	(62,302)	(10,434,020)	(295,380)	(1,439)	(41,019,643)	(262,527)	(14,101,183)
Net change in net assets
from contract transactions	1,159,385	(56,446,774)	(218,617)	879,630	(287,411,510)	(590,447)	325,625,427

Net change in net assets	736,643	(466,127,884)	(11,369,040)	(45,794)	(858,810,340)	(3,979,436)	441,183,429

Net assets beginning of year	5,297,677	1,087,601,690	29,508,002	1,433,311	3,498,419,222	22,134,980	793,031,467

Net assets end of year	$6,034,320	$621,473,806	$18,138,962	$1,387,517	$2,639,608,882	$18,155,544	$1,234,214,896

Contract unit transactions
Units outstanding at beginning of year	364,382	66,347,173	1,737,685	162,148	196,889,869	1,093,501	76,028,611
Units issued	287,614	13,993,851	579,284	537,192	13,030,438	235,684	61,467,304
Units redeemed	(197,343)	(19,153,223)	(609,464)	(341,312)	(31,669,225)	(268,237)	(35,407,846)
Units outstanding at end of year	454,653	61,187,801	1,707,505	358,028	178,251,082	1,060,948	102,088,069
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$3,783,507	$187,399,507	$7,927,399	$2,457,963	$205,113,118	$4,303,961	$723,838,484
Proceeds from sales	$2,648,068	$229,310,743	$7,445,308	$1,587,999	$530,697,095	$4,975,561	$412,799,406

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/BlackRock Global Natural Resources Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class A	JNL/Causeway International Value Select Fund - Class I	JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class I
Operations
Net investment income (loss)	$(66,565)	$(37,298,824)	$(148,530)	$(62,005)	$170,244	$(4,825,245)	$(108,487)
Net realized gain (loss) on investments in Funds	687,026	167,200,657	(350,225)	(3,695,282)	(230,224)	13,897,835	(24,855)
Net change in unrealized appreciation
(depreciation) on investments in Funds	622,067	(1,651,669,396)	(16,913,741)	(43,156,665)	(771,057)	(183,429,283)	(10,419,283)
Net change in net assets
from operations	1,242,528	(1,521,767,563)	(17,412,496)	(46,913,952)	(831,037)	(174,356,693)	(10,552,625)

Contract transactions
Purchase payments	1,666,514	109,839,067	3,139,105	16,534,138	1,722,881	31,598,414	1,897,020
Surrenders and terminations	(1,250,636)	(175,081,937)	(1,703,800)	(28,941,316)	(406,978)	(16,864,382)	(880,848)
Transfers between Investment Divisions	7,486,984	(196,970,356)	(1,975,163)	46,121,975	1,146,644	(23,578,790)	1,374,585
Contract owner charges	(226,524)	(41,258,177)	(454,620)	(6,284,561)	(189,435)	(5,401,337)	(334,345)
Net change in net assets
from contract transactions	7,676,338	(303,471,403)	(994,478)	27,430,236	2,273,112	(14,246,095)	2,056,412

Net change in net assets	8,918,866	(1,825,238,966)	(18,406,974)	(19,483,716)	1,442,075	(188,602,788)	(8,496,213)

Net assets beginning of year	8,944,148	4,084,561,952	45,428,795	486,523,839	12,580,486	523,638,002	31,664,680

Net assets end of year	$17,863,014	$2,259,322,986	$27,021,821	$467,040,123	$14,022,561	$335,035,214	$23,168,467

Contract unit transactions
Units outstanding at beginning of year	731,959	33,589,000	256,853	27,526,962	508,622	24,456,442	1,412,948
Units issued	1,329,072	4,678,613	96,280	9,241,781	286,819	7,929,897	437,398
Units redeemed	(820,609)	(7,937,454)	(107,698)	(7,935,236)	(187,227)	(8,902,956)	(315,859)
Units outstanding at end of year	1,240,422	30,330,159	245,435	28,833,507	608,214	23,483,383	1,534,487
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$18,536,273	$419,978,181	$12,944,890	$159,978,727	$6,672,498	$135,146,069	$7,525,635
Proceeds from sales	$10,926,500	$760,748,408	$14,087,898	$132,610,496	$4,229,142	$154,217,409	$5,577,710

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA International Core Equity Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class A
Operations
Net investment income (loss)	$273,102	$132,920	$(15,072,289)	$(106,725)	$(5,531,207)	$(69,005)	$(25,987,297)
Net realized gain (loss) on investments in Funds	13,096,324	877,366	94,328,223	581,802	1,598,763	6,689	(13,011,367)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(32,100,735)	(1,866,008)	(305,442,272)	(4,601,628)	(71,794,122)	(2,463,795)	(278,423,278)
Net change in net assets
from operations	(18,731,309)	(855,722)	(226,186,338)	(4,126,551)	(75,726,566)	(2,526,111)	(317,421,942)

Contract transactions
Purchase payments	20,649,211	3,596,519	44,356,855	3,826,876	39,872,923	2,627,490	36,767,904
Surrenders and terminations	(7,857,342)	(201,278)	(79,054,524)	(815,573)	(22,169,071)	(964,155)	(180,164,251)
Transfers between Investment Divisions	84,188,444	4,694,412	(17,010,691)	1,981,005	(4,113,987)	(412,999)	(85,117,806)
Contract owner charges	(2,161,722)	(113,132)	(14,547,969)	(311,307)	(5,344,296)	(197,697)	(24,031,417)
Net change in net assets
from contract transactions	94,818,591	7,976,521	(66,256,329)	4,681,001	8,245,569	1,052,639	(252,545,570)

Net change in net assets	76,087,282	7,120,799	(292,442,667)	554,450	(67,480,997)	(1,473,472)	(569,967,512)

Net assets beginning of year	112,911,866	6,246,870	1,369,405,740	25,292,235	507,678,667	17,549,228	2,296,322,201

Net assets end of year	$188,999,148	$13,367,669	$1,076,963,073	$25,846,685	$440,197,670	$16,075,756	$1,726,354,689

Contract unit transactions
Units outstanding at beginning of year	9,047,978	486,246	23,416,690	305,952	19,215,505	1,008,457	102,236,076
Units issued	12,540,575	980,849	4,765,283	166,920	7,538,244	601,100	8,269,695
Units redeemed	(4,152,977)	(284,096)	(6,063,036)	(102,271)	(7,181,537)	(502,931)	(20,739,642)
Units outstanding at end of year	17,435,576	1,182,999	22,118,937	370,601	19,572,212	1,106,626	89,766,129
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$158,879,907	$12,425,047	$242,783,717	$11,779,062	$176,444,203	$9,341,478	$172,248,934
Proceeds from sales	$46,501,867	$3,197,737	$324,112,335	$7,204,786	$173,729,841	$8,357,844	$450,781,801

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	JNL/DoubleLine Total Return Fund - Class A	JNL/DoubleLine Total Return Fund - Class I
Operations
Net investment income (loss)	$(96,200)	$(1,600,859)	$(11,814)	$(21,307,052)	$(132,466)	$(9,487,061)	$(59,234)
Net realized gain (loss) on investments in Funds	(564,601)	(1,276,879)	(104,863)	73,439,758	825,047	(9,620,158)	(387,024)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(2,761,706)	(21,322,680)	(373,708)	(549,186,726)	(9,459,365)	(100,285,077)	(1,500,576)
Net change in net assets
from operations	(3,422,507)	(24,200,418)	(490,385)	(497,054,020)	(8,766,784)	(119,392,296)	(1,946,834)

Contract transactions
Purchase payments	2,291,379	4,030,576	276,134	110,730,600	2,583,642	30,174,793	2,643,436
Surrenders and terminations	(1,526,329)	(10,435,973)	(117,584)	(86,416,708)	(1,557,404)	(56,383,630)	(846,978)
Transfers between Investment Divisions	(1,598,374)	(2,712,331)	(276,106)	(191,683,217)	(5,549,124)	(60,381,674)	(1,310,137)
Contract owner charges	(196,765)	(1,374,732)	(26,089)	(21,288,399)	(432,923)	(8,272,104)	(173,230)
Net change in net assets
from contract transactions	(1,030,089)	(10,492,460)	(143,645)	(188,657,724)	(4,955,809)	(94,862,615)	313,091

Net change in net assets	(4,452,596)	(34,692,878)	(634,030)	(685,711,744)	(13,722,593)	(214,254,911)	(1,633,743)

Net assets beginning of year	26,228,854	151,491,733	3,262,227	2,065,697,404	37,202,919	889,467,586	14,910,446

Net assets end of year	$21,776,258	$116,798,855	$2,628,197	$1,379,985,660	$23,480,326	$675,212,675	$13,276,703

Contract unit transactions
Units outstanding at beginning of year	850,428	12,879,507	263,170	77,398,035	1,357,427	78,011,739	1,241,446
Units issued	295,964	1,922,780	95,787	13,631,790	379,449	10,930,760	580,979
Units redeemed	(334,204)	(2,959,101)	(108,799)	(22,371,603)	(605,508)	(19,981,023)	(541,108)
Units outstanding at end of year	812,188	11,843,186	250,158	68,658,222	1,131,368	68,961,476	1,281,317
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$8,306,408	$19,911,859	$1,025,603	$314,019,377	$8,969,478	$114,271,285	$6,355,539
Proceeds from sales	$9,432,697	$32,005,178	$1,181,062	$523,984,153	$14,057,753	$218,620,961	$6,101,682

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class I	JNL/Franklin Templeton Income Fund - Class A	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A
Operations
Net investment income (loss)	$(10,566,938)	$(34,329)	$(7,814,780)	$(22,074)	$(19,995,825)	$(31,821)	$(66,806,055)
Net realized gain (loss) on investments in Funds	(9,518,375)	(129,044)	20,178,282	127,546	48,981,949	175,150	417,836,262
Net change in unrealized appreciation
(depreciation) on investments in Funds	(113,606,311)	(1,011,343)	(47,717,783)	(328,630)	(119,869,646)	(501,408)	(1,071,172,777)
Net change in net assets
from operations	(133,691,624)	(1,174,716)	(35,354,281)	(223,158)	(90,883,522)	(358,079)	(720,142,570)

Contract transactions
Purchase payments	26,592,401	942,227	16,918,567	888,465	71,646,243	871,663	108,078,031
Surrenders and terminations	(63,886,653)	(211,165)	(43,844,101)	(398,814)	(127,147,359)	(190,773)	(392,568,812)
Transfers between Investment Divisions	(57,189,651)	(384,088)	1,771,941	1,080,417	67,450,556	839,555	(269,744,069)
Contract owner charges	(10,741,310)	(72,907)	(7,685,393)	(69,182)	(18,775,087)	(90,019)	(62,250,336)
Net change in net assets
from contract transactions	(105,225,213)	274,067	(32,838,986)	1,500,886	(6,825,647)	1,430,426	(616,485,186)

Net change in net assets	(238,916,837)	(900,649)	(68,193,267)	1,277,728	(97,709,169)	1,072,347	(1,336,627,756)

Net assets beginning of year	947,928,669	8,959,740	647,439,805	4,545,821	1,561,713,219	6,667,461	6,030,829,800

Net assets end of year	$709,011,832	$8,059,091	$579,246,538	$5,823,549	$1,464,004,050	$7,739,808	$4,694,202,044

Contract unit transactions
Units outstanding at beginning of year	32,534,815	210,484	34,696,888	214,865	80,948,823	277,745	163,313,915
Units issued	4,008,704	78,227	6,469,711	172,110	15,049,882	136,179	13,504,207
Units redeemed	(8,110,363)	(70,114)	(8,397,884)	(100,966)	(15,610,790)	(77,386)	(32,166,376)
Units outstanding at end of year	28,433,156	218,597	32,768,715	286,009	80,387,915	336,538	144,651,746
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$107,661,363	$2,978,989	$118,018,403	$3,575,663	$282,537,707	$3,201,609	$452,456,611
Proceeds from sales	$223,453,514	$2,739,251	$158,672,169	$2,096,851	$309,359,179	$1,803,004	$1,135,747,852

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Goldman Sachs 4 Fund - Class I	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class I	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class I	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class I
Operations
Net investment income (loss)	$(123,366)	$(27,696,288)	$(49,444)	$(12,353,049)	$(14,187)	$(58,095,353)	$(83,359)
Net realized gain (loss) on investments in Funds	1,377,397	127,379,444	722,374	20,222,997	(93,327)	281,869,289	140,913
Net change in unrealized appreciation
(depreciation) on investments in Funds	(4,728,315)	(681,365,057)	(3,884,681)	(171,679,733)	(408,158)	(1,381,716,422)	(4,839,540)
Net change in net assets
from operations	(3,474,284)	(581,681,901)	(3,211,751)	(163,809,785)	(515,672)	(1,157,942,486)	(4,781,986)

Contract transactions
Purchase payments	2,992,648	45,065,363	936,399	18,916,183	1,961,890	50,924,556	1,241,586
Surrenders and terminations	(3,029,243)	(115,162,578)	(77,854)	(99,558,073)	(30,279)	(307,761,013)	(626,172)
Transfers between Investment Divisions	187,783	(51,493,866)	(4,099,684)	(23,332,859)	(722,791)	(81,301,936)	378,576
Contract owner charges	(431,707)	(29,500,628)	(165,608)	(13,399,663)	(38,531)	(60,941,944)	(327,904)
Net change in net assets
from contract transactions	(280,519)	(151,091,709)	(3,406,747)	(117,374,412)	1,170,289	(399,080,337)	666,086

Net change in net assets	(3,754,803)	(732,773,610)	(6,618,498)	(281,184,197)	654,617	(1,557,022,823)	(4,115,900)

Net assets beginning of year	31,707,072	2,558,413,292	16,314,350	1,061,941,437	2,270,233	5,331,846,276	22,251,154

Net assets end of year	$27,952,269	$1,825,639,682	$9,695,852	$780,757,240	$2,924,850	$3,774,823,453	$18,135,254

Contract unit transactions
Units outstanding at beginning of year	870,445	62,426,884	431,748	62,878,647	137,597	138,159,255	664,165
Units issued	285,171	6,438,281	48,193	7,208,296	157,781	10,445,125	216,863
Units redeemed	(272,223)	(10,823,254)	(144,030)	(15,176,905)	(86,435)	(22,684,728)	(127,060)
Units outstanding at end of year	883,393	58,041,911	335,911	54,910,038	208,943	125,919,652	753,968
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$9,096,695	$219,252,878	$1,538,030	$109,017,107	$2,702,291	$337,313,361	$5,512,954
Proceeds from sales	$9,500,580	$398,040,875	$4,994,221	$238,744,568	$1,546,189	$794,489,051	$4,930,227

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class I	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class I	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class I	JNL/Harris Oakmark Global Equity Fund - Class A
Operations
Net investment income (loss)	$(28,143,457)	$(14,300)	$(57,829,970)	$(29,609)	$(3,242,496)	$(49,857)	$(3,634,212)
Net realized gain (loss) on investments in Funds	94,809,802	18,161	242,208,746	(12,131)	(8,607,763)	(390,300)	9,075,981
Net change in unrealized appreciation
(depreciation) on investments in Funds	(494,397,276)	(688,780)	(1,201,411,804)	(1,510,877)	(57,109,514)	(2,506,704)	(94,681,516)
Net change in net assets
from operations	(427,730,931)	(684,919)	(1,017,033,028)	(1,552,617)	(68,959,773)	(2,946,861)	(89,239,747)

Contract transactions
Purchase payments	27,365,188	141,942	36,627,147	374,295	19,438,477	744,836	16,175,662
Surrenders and terminations	(206,167,078)	(281,436)	(356,803,890)	(212,420)	(11,744,419)	(273,955)	(29,221,277)
Transfers between Investment Divisions	(53,668,726)	(474,981)	(92,238,505)	(89,263)	7,394,739	854,501	(29,857,153)
Contract owner charges	(30,038,693)	(53,858)	(59,539,461)	(91,304)	(3,559,518)	(151,897)	(4,230,448)
Net change in net assets
from contract transactions	(262,509,309)	(668,333)	(471,954,709)	(18,692)	11,529,279	1,173,485	(47,133,216)

Net change in net assets	(690,240,240)	(1,353,252)	(1,488,987,737)	(1,571,309)	(57,430,494)	(1,773,376)	(136,372,963)

Net assets beginning of year	2,499,769,297	4,027,700	5,218,913,419	8,138,811	296,236,291	12,637,098	524,033,914

Net assets end of year	$1,809,529,057	$2,674,448	$3,729,925,682	$6,567,502	$238,805,797	$10,863,722	$387,660,951

Contract unit transactions
Units outstanding at beginning of year	116,977,012	195,601	166,158,952	271,040	22,220,590	902,661	35,329,297
Units issued	5,743,785	42,548	8,112,535	37,448	8,801,207	393,320	7,955,184
Units redeemed	(19,867,045)	(82,746)	(25,612,974)	(37,304)	(7,802,325)	(301,715)	(11,797,477)
Units outstanding at end of year	102,853,752	155,403	148,658,513	271,184	23,219,472	994,266	31,487,004
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$108,246,102	$779,156	$220,375,513	$834,510	$99,877,298	$4,765,381	$115,586,144
Proceeds from sales	$398,898,868	$1,461,789	$750,160,192	$882,811	$91,590,515	$3,641,753	$159,913,510

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class I	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class I	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco Global Growth Fund - Class I
Operations
Net investment income (loss)	$26,918	$(351,621)	$36,250	$(4,023,796)	$(56,564)	$(17,315,313)	$(55,109)
Net realized gain (loss) on investments in Funds	58,819	11,681,894	312,467	5,852,513	99,453	50,667,678	(94,847)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(1,738,547)	(55,953,602)	(1,650,173)	(13,177,549)	(279,364)	(612,912,349)	(5,654,304)
Net change in net assets
from operations	(1,652,810)	(44,623,329)	(1,301,456)	(11,348,832)	(236,475)	(579,559,984)	(5,804,260)

Contract transactions
Purchase payments	468,209	15,818,810	974,430	38,117,146	1,612,190	20,456,440	1,368,508
Surrenders and terminations	(348,658)	(7,183,050)	(92,748)	(17,352,125)	(577,888)	(82,792,507)	(448,727)
Transfers between Investment Divisions	(422,456)	(40,517,470)	(1,938,645)	225,427,596	10,386,862	(35,461,293)	(1,734,375)
Contract owner charges	(121,634)	(1,594,925)	(52,288)	(4,088,689)	(181,445)	(17,618,698)	(179,013)
Net change in net assets
from contract transactions	(424,539)	(33,476,635)	(1,109,251)	242,103,928	11,239,719	(115,416,058)	(993,607)

Net change in net assets	(2,077,349)	(78,099,964)	(2,410,707)	230,755,096	11,003,244	(694,976,042)	(6,797,867)

Net assets beginning of year	9,715,988	178,026,721	5,463,567	160,810,441	5,099,570	1,787,736,952	18,004,908

Net assets end of year	$7,638,639	$99,926,757	$3,052,860	$391,565,537	$16,102,814	$1,092,760,910	$11,207,041

Contract unit transactions
Units outstanding at beginning of year	622,225	11,449,936	338,441	11,983,860	364,035	43,570,845	329,635
Units issued	351,919	6,175,212	215,127	27,476,202	1,213,391	4,549,966	78,693
Units redeemed	(389,037)	(8,862,807)	(298,266)	(9,271,876)	(407,437)	(8,247,321)	(106,754)
Units outstanding at end of year	585,107	8,762,341	255,302	30,188,186	1,169,989	39,873,490	301,574
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$5,280,567	$102,985,615	$3,646,254	$361,823,376	$16,718,863	$139,841,514	$3,327,269
Proceeds from sales	$5,551,272	$119,943,855	$4,145,208	$123,743,244	$5,535,708	$272,572,885	$4,375,985

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class I	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class A
Operations
Net investment income (loss)	$(20,946,574)	$(76,367)	$(14,680,598)	$(12,585)	$(4,550,832)	$38,276	$(31,119,450)
Net realized gain (loss) on investments in Funds	39,094,492	(1,744,771)	25,971,152	(73,950)	5,688,463	143,436	122,224,063
Net change in unrealized appreciation
(depreciation) on investments in Funds	(848,410,784)	(7,057,567)	(274,164,511)	(543,909)	(48,874,363)	(1,875,365)	(988,527,392)
Net change in net assets
from operations	(830,262,866)	(8,878,705)	(262,873,957)	(630,444)	(47,736,732)	(1,693,653)	(897,422,779)

Contract transactions
Purchase payments	70,926,089	3,053,750	12,147,454	571,287	57,040,290	3,161,097	129,088,701
Surrenders and terminations	(96,659,087)	(1,092,837)	(91,967,552)	(235,295)	(32,975,295)	(890,363)	(143,295,467)
Transfers between Investment Divisions	6,246,160	(2,200,834)	(17,603,325)	(255,630)	105,301,828	2,120,031	(134,280,646)
Contract owner charges	(21,931,415)	(256,438)	(15,389,374)	(44,843)	(5,849,674)	(214,690)	(31,048,153)
Net change in net assets
from contract transactions	(41,418,253)	(496,359)	(112,812,797)	35,519	123,517,149	4,176,075	(179,535,565)

Net change in net assets	(871,681,119)	(9,375,064)	(375,686,754)	(594,925)	75,780,417	2,482,422	(1,076,958,344)

Net assets beginning of year	2,308,500,784	24,501,316	1,339,136,694	3,119,368	483,177,474	20,457,807	3,270,926,928

Net assets end of year	$1,436,819,665	$15,126,252	$963,449,940	$2,524,443	$558,957,891	$22,940,229	$2,193,968,584

Contract unit transactions
Units outstanding at beginning of year	37,425,948	302,916	93,439,639	197,306	36,300,121	1,482,237	29,810,535
Units issued	7,977,528	155,300	5,208,226	103,546	22,997,989	865,080	5,536,236
Units redeemed	(8,923,922)	(170,564)	(14,459,285)	(103,219)	(12,990,391)	(534,970)	(7,555,546)
Units outstanding at end of year	36,479,554	287,652	84,188,580	197,633	46,307,719	1,812,347	27,791,225
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$350,067,807	$8,940,604	$64,226,632	$1,359,687	$283,977,269	$11,146,434	$478,870,634
Proceeds from sales	$412,432,634	$9,513,330	$191,720,027	$1,336,753	$165,010,952	$6,932,083	$689,525,649

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Lazard International Strategic Equity Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class I
Operations
Net investment income (loss)	$(152,270)	$(12,593,216)	$(69,861)	$(11,433,570)	$(73,526)	$1,408,169	$94,456
Net realized gain (loss) on investments in Funds	(575,441)	(23,801,407)	(514,825)	42,500,454	257,960	2,182,512	39,655
Net change in unrealized appreciation
(depreciation) on investments in Funds	(12,042,093)	(105,029,517)	(1,510,534)	(68,642,805)	(616,334)	(24,062,815)	(1,004,386)
Net change in net assets
from operations	(12,769,804)	(141,424,140)	(2,095,220)	(37,575,921)	(431,900)	(20,472,134)	(870,275)

Contract transactions
Purchase payments	4,055,631	44,902,895	3,059,142	50,261,698	2,658,167	10,301,668	530,693
Surrenders and terminations	(2,335,513)	(89,179,091)	(1,173,767)	(58,961,588)	(684,983)	(6,087,248)	(280,838)
Transfers between Investment Divisions	(6,394,479)	(103,197,962)	2,414,838	104,948,622	4,128,495	5,921,079	28,581
Contract owner charges	(442,690)	(12,439,565)	(194,076)	(11,440,197)	(245,173)	(840,202)	(52,543)
Net change in net assets
from contract transactions	(5,117,051)	(159,913,723)	4,106,137	84,808,535	5,856,506	9,295,297	225,893

Net change in net assets	(17,886,855)	(301,337,863)	2,010,917	47,232,614	5,424,606	(11,176,837)	(644,382)

Net assets beginning of year	49,018,042	1,168,696,815	18,218,498	844,731,790	14,762,035	108,360,241	4,657,243

Net assets end of year	$31,131,187	$867,358,952	$20,229,415	$891,964,404	$20,186,641	$97,183,404	$4,012,861

Contract unit transactions
Units outstanding at beginning of year	312,591	51,271,432	564,922	46,347,748	657,737	6,263,480	262,705
Units issued	106,530	10,582,830	426,378	16,303,420	521,459	2,226,361	69,674
Units redeemed	(148,617)	(18,160,211)	(285,830)	(11,599,147)	(254,634)	(1,631,577)	(59,169)
Units outstanding at end of year	270,504	43,694,051	705,470	51,052,021	924,562	6,858,264	273,210
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$13,075,028	$223,275,964	$12,698,529	$286,555,135	$11,243,274	$38,578,532	$1,341,351
Proceeds from sales	$18,344,349	$395,782,903	$8,662,253	$213,180,170	$5,460,294	$24,889,368	$901,816

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class I	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class I	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class A
Operations
Net investment income (loss)	$(4,290,033)	$(9,080)	$(1,895,566)	$66,935	$(12,426,984)	$(85,685)	$(2,568,906)
Net realized gain (loss) on investments in Funds	4,834,778	(29,240)	(4,256,509)	(240,369)	(17,907,070)	(584,802)	(3,551,131)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(110,493,223)	(675,289)	(11,667,827)	(451,498)	(136,990,309)	(2,356,042)	(111,339,065)
Net change in net assets
from operations	(109,948,478)	(713,609)	(17,819,902)	(624,932)	(167,324,363)	(3,026,529)	(117,459,102)

Contract transactions
Purchase payments	6,795,314	323,216	64,976,718	2,918,424	44,984,576	1,458,085	11,399,292
Surrenders and terminations	(21,770,060)	(112,405)	(29,014,996)	(730,660)	(73,350,120)	(925,428)	(13,027,197)
Transfers between Investment Divisions	3,042,069	(47,023)	86,199,127	2,307,674	(69,844,699)	(1,335,603)	(56,400,664)
Contract owner charges	(4,519,315)	(31,509)	(3,777,746)	(135,840)	(10,501,066)	(177,901)	(2,484,175)
Net change in net assets
from contract transactions	(16,451,992)	132,279	118,383,103	4,359,598	(108,711,309)	(980,847)	(60,512,744)

Net change in net assets	(126,400,470)	(581,330)	100,563,201	3,734,666	(276,035,672)	(4,007,376)	(177,971,846)

Net assets beginning of year	407,519,511	2,684,267	249,985,379	12,914,965	1,188,209,835	22,361,857	326,497,428

Net assets end of year	$281,119,041	$2,102,937	$350,548,580	$16,649,631	$912,174,163	$18,354,481	$148,525,582

Contract unit transactions
Units outstanding at beginning of year	25,923,536	163,915	24,341,076	1,233,926	75,113,794	1,095,026	19,760,392
Units issued	3,295,386	49,731	27,386,683	1,391,414	10,550,076	314,605	4,342,511
Units redeemed	(4,636,693)	(39,439)	(15,359,369)	(948,314)	(18,299,682)	(376,473)	(8,566,826)
Units outstanding at end of year	24,582,229	174,207	36,368,390	1,677,026	67,364,188	1,033,158	15,536,077
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$41,648,289	$659,690	$271,243,178	$14,098,048	$152,742,827	$5,901,792	$52,888,438
Proceeds from sales	$62,390,314	$536,491	$154,413,900	$9,654,956	$273,881,120	$6,968,324	$115,970,088

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class I	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Dow Index Fund - Class I
Operations
Net investment income (loss)	$(17,970)	$(17,175,637)	$(56,044)	$(5,391,200)	$(45,127)	$(15,511,111)	$(93,344)
Net realized gain (loss) on investments in Funds	(560,214)	127,773,575	50,006	10,460,752	163,556	88,586,878	799,172
Net change in unrealized appreciation
(depreciation) on investments in Funds	(1,775,661)	(760,695,415)	(6,107,963)	(23,045,302)	(411,804)	(191,236,541)	(2,497,056)
Net change in net assets
from operations	(2,353,845)	(650,097,477)	(6,114,001)	(17,975,750)	(293,375)	(118,160,774)	(1,791,228)

Contract transactions
Purchase payments	954,783	49,508,770	1,726,323	43,640,491	2,464,695	58,013,860	2,949,175
Surrenders and terminations	(82,292)	(82,508,752)	(665,089)	(23,124,624)	(861,515)	(74,037,156)	(942,290)
Transfers between Investment Divisions	(967,314)	(214,925,830)	2,388,319	285,896,260	8,166,734	(41,192,937)	(861,330)
Contract owner charges	(60,980)	(17,137,755)	(145,617)	(5,533,738)	(150,308)	(14,547,115)	(265,394)
Net change in net assets
from contract transactions	(155,803)	(265,063,567)	3,303,936	300,878,389	9,619,606	(71,763,348)	880,161

Net change in net assets	(2,509,648)	(915,161,044)	(2,810,065)	282,902,639	9,326,231	(189,924,122)	(911,067)

Net assets beginning of year	5,588,563	1,924,691,091	16,946,011	247,956,374	4,218,602	1,347,945,264	23,103,736

Net assets end of year	$3,078,915	$1,009,530,047	$14,135,946	$530,859,013	$13,544,833	$1,158,021,142	$22,192,669

Contract unit transactions
Units outstanding at beginning of year	250,742	30,084,786	194,192	16,778,656	271,291	42,026,854	545,477
Units issued	155,081	4,454,898	185,921	32,110,115	1,115,483	9,571,687	219,874
Units redeemed	(171,307)	(9,595,476)	(128,944)	(11,301,612)	(486,977)	(12,128,974)	(200,824)
Units outstanding at end of year	234,516	24,944,208	251,169	37,587,159	899,797	39,469,567	564,527
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$2,585,993	$225,505,912	$12,200,232	$459,170,178	$16,868,559	$281,518,753	$8,608,315
Proceeds from sales	$2,759,766	$507,745,116	$8,952,340	$163,682,989	$7,294,080	$368,793,212	$7,821,498

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class A
Operations
Net investment income (loss)	$(10,659,423)	$(69,835)	$(30,436,362)	$(107,876)	$(17,510,877)	$(91,112)	$(44,187,538)
Net realized gain (loss) on investments in Funds	(4,047,665)	(442,610)	246,659,219	3,926,216	59,627,314	180,312	231,155,986
Net change in unrealized appreciation
(depreciation) on investments in Funds	(177,615,455)	(2,961,613)	634,455,971	5,027,231	(270,955,940)	(3,264,728)	(468,000,177)
Net change in net assets
from operations	(192,322,543)	(3,474,058)	850,678,828	8,845,571	(228,839,503)	(3,175,528)	(281,031,729)

Contract transactions
Purchase payments	27,584,228	1,487,765	145,728,193	3,236,425	65,611,195	2,734,037	132,309,913
Surrenders and terminations	(47,304,961)	(578,838)	(154,132,812)	(1,125,586)	(90,145,900)	(1,417,358)	(229,321,120)
Transfers between Investment Divisions	(6,183,164)	(95,503)	606,915,353	6,464,878	19,306,672	(1,099,792)	(116,950,702)
Contract owner charges	(10,865,689)	(210,836)	(29,750,015)	(327,180)	(17,441,688)	(254,892)	(43,692,886)
Net change in net assets
from contract transactions	(36,769,586)	602,588	568,760,719	8,248,537	(22,669,721)	(38,005)	(257,654,795)

Net change in net assets	(229,092,129)	(2,871,470)	1,419,439,547	17,094,108	(251,509,224)	(3,213,533)	(538,686,524)

Net assets beginning of year	965,883,462	18,244,141	1,277,369,680	12,667,899	1,488,980,735	22,607,616	3,882,285,536

Net assets end of year	$736,791,333	$15,372,671	$2,696,809,227	$29,762,007	$1,237,471,511	$19,394,083	$3,343,599,012

Contract unit transactions
Units outstanding at beginning of year	78,421,247	1,294,329	45,354,002	328,404	64,016,271	714,723	72,015,454
Units issued	12,181,126	414,569	42,715,286	511,231	20,361,935	444,174	10,456,443
Units redeemed	(15,795,965)	(365,213)	(28,075,507)	(364,956)	(22,492,420)	(458,745)	(15,784,830)
Units outstanding at end of year	74,806,408	1,343,685	59,993,781	474,679	61,885,786	700,152	66,687,067
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$130,971,409	$5,094,868	$1,650,880,119	$27,574,379	$443,645,701	$13,032,498	$516,758,571
Proceeds from sales	$178,400,418	$4,562,115	$1,112,555,762	$19,433,718	$483,826,299	$13,161,615	$818,600,904

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class A	JNL/Mellon International Index Fund - Class I
Operations
Net investment income (loss)	$(144,321)	$(2,164,171)	$(21,133)	$(49,993,032)	$(262,797)	$(20,973,172)	$48,059
Net realized gain (loss) on investments in Funds	1,599,682	4,887,652	(37,129)	488,671,913	3,139,227	22,800,546	80,238
Net change in unrealized appreciation
(depreciation) on investments in Funds	(3,527,298)	(24,369,726)	(436,983)	(2,120,075,340)	(27,886,437)	(365,389,106)	(7,583,839)
Net change in net assets
from operations	(2,071,937)	(21,646,245)	(495,245)	(1,681,396,459)	(25,010,007)	(363,561,732)	(7,455,542)

Contract transactions
Purchase payments	4,077,941	13,575,830	626,583	157,254,885	6,743,054	64,420,330	5,023,367
Surrenders and terminations	(1,584,063)	(8,498,610)	(146,440)	(235,566,242)	(2,397,711)	(120,688,870)	(1,701,367)
Transfers between Investment Divisions	(399,518)	(32,666,913)	385,581	(483,734,040)	(8,472,377)	(35,855,097)	1,031,597
Contract owner charges	(450,137)	(2,257,630)	(70,024)	(51,348,958)	(816,437)	(23,896,820)	(567,085)
Net change in net assets
from contract transactions	1,644,223	(29,847,323)	795,700	(613,394,355)	(4,943,471)	(116,020,457)	3,786,512

Net change in net assets	(427,714)	(51,493,568)	300,455	(2,294,790,814)	(29,953,478)	(479,582,189)	(3,669,030)

Net assets beginning of year	34,545,591	223,439,226	4,705,664	5,442,438,448	81,118,399	2,385,337,720	50,272,566

Net assets end of year	$34,117,877	$171,945,658	$5,006,119	$3,147,647,634	$51,164,921	$1,905,755,531	$46,603,536

Contract unit transactions
Units outstanding at beginning of year	469,892	14,494,721	290,066	114,684,986	1,260,085	96,355,525	1,554,037
Units issued	240,903	5,969,277	302,552	16,629,237	401,645	12,123,092	544,834
Units redeemed	(220,272)	(8,102,332)	(254,402)	(32,502,080)	(499,990)	(17,580,566)	(422,215)
Units outstanding at end of year	490,523	12,361,666	338,216	98,812,143	1,161,740	90,898,051	1,676,656
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$16,297,476	$82,635,216	$4,446,996	$620,198,713	$20,087,704	$309,358,351	$16,440,393
Proceeds from sales	$14,797,574	$114,646,710	$3,672,429	$1,283,586,100	$25,293,972	$399,638,857	$11,522,805

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Materials Sector Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class I	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class A
Operations
Net investment income (loss)	$(2,505,651)	$(22,782)	$(60,826,862)	$(386,043)	$(2,408,123)	$(54,994)	$(38,044,834)
Net realized gain (loss) on investments in Funds	(4,049,637)	26,559	400,606,429	2,794,486	1,421,929	211,137	148,027,424
Net change in unrealized appreciation
(depreciation) on investments in Funds	(29,187,331)	(882,001)	(2,412,408,965)	(40,005,784)	(62,919,527)	(4,145,611)	(615,073,655)
Net change in net assets
from operations	(35,742,619)	(878,224)	(2,072,629,398)	(37,597,341)	(63,905,721)	(3,989,468)	(505,091,065)

Contract transactions
Purchase payments	16,060,577	712,022	292,089,340	8,143,463	20,691,147	1,995,481	120,164,696
Surrenders and terminations	(10,234,619)	(355,891)	(243,406,170)	(2,974,136)	(9,647,600)	(747,149)	(180,767,142)
Transfers between Investment Divisions	26,763,514	(1,131,782)	(297,779,596)	(11,373,592)	(12,478,727)	(784,734)	(120,391,602)
Contract owner charges	(2,515,861)	(59,444)	(64,328,118)	(1,188,767)	(2,527,577)	(153,800)	(36,065,256)
Net change in net assets
from contract transactions	30,073,611	(835,095)	(313,424,544)	(7,393,032)	(3,962,757)	309,798	(217,059,304)

Net change in net assets	(5,669,008)	(1,713,319)	(2,386,053,942)	(44,990,373)	(67,868,478)	(3,679,670)	(722,150,369)

Net assets beginning of year	180,506,097	6,297,202	6,351,302,686	118,483,207	226,095,313	14,684,456	3,481,601,943

Net assets end of year	$174,837,089	$4,583,883	$3,965,248,744	$73,492,834	$158,226,835	$11,004,786	$2,759,451,574

Contract unit transactions
Units outstanding at beginning of year	11,722,573	388,695	84,690,933	1,494,046	14,677,847	908,696	67,149,284
Units issued	11,700,023	276,062	19,096,140	448,674	8,038,519	488,955	8,936,938
Units redeemed	(10,362,634)	(343,472)	(24,097,707)	(536,036)	(8,639,394)	(475,435)	(13,736,144)
Units outstanding at end of year	13,059,962	321,285	79,689,366	1,406,684	14,076,972	922,216	62,350,078
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$167,975,832	$4,147,674	$1,124,379,177	$27,064,508	$109,325,290	$6,745,704	$410,774,913
Proceeds from sales	$140,407,872	$5,005,551	$1,498,630,583	$34,843,583	$115,696,170	$6,490,900	$665,879,051

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class I	JNL/Mellon U.S. Stock Market Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class I	JNL/Mellon Utilities Sector Fund - Class A
Operations
Net investment income (loss)	$(268,780)	$(132,825,496)	$(29,648,150)	$(226,317)	$(62,766,775)	$(273,561)	$(6,074,309)
Net realized gain (loss) on investments in Funds	1,565,085	579,704,994	89,281,645	1,353,064	(2,001,338)	942,045	10,520,318
Net change in unrealized appreciation
(depreciation) on investments in Funds	(10,527,873)	(2,807,476,925)	(528,949,941)	(11,150,985)	(1,149,838,060)	(15,896,226)	(18,585,113)
Net change in net assets
from operations	(9,231,568)	(2,360,597,427)	(469,316,446)	(10,024,238)	(1,214,606,173)	(15,227,742)	(14,139,104)

Contract transactions
Purchase payments	6,662,565	696,349,282	104,370,465	5,352,064	73,898,782	3,786,349	46,472,544
Surrenders and terminations	(2,178,441)	(587,318,969)	(136,044,173)	(1,916,898)	(340,251,334)	(2,475,919)	(29,831,226)
Transfers between Investment Divisions	2,124,377	75,454,115	(57,235,451)	(2,774,898)	(375,922,612)	(8,886,107)	317,921,580
Contract owner charges	(738,668)	(129,120,729)	(27,525,870)	(623,924)	(62,119,775)	(868,112)	(5,697,856)
Net change in net assets
from contract transactions	5,869,833	55,363,699	(116,435,029)	36,344	(704,394,939)	(8,443,789)	328,865,042

Net change in net assets	(3,361,735)	(2,305,233,728)	(585,751,475)	(9,987,894)	(1,919,001,112)	(23,671,531)	314,725,938

Net assets beginning of year	66,194,713	12,044,313,339	2,685,151,700	60,186,914	6,055,700,762	79,427,863	299,840,098

Net assets end of year	$62,832,978	$9,739,079,611	$2,099,400,225	$50,199,020	$4,136,699,650	$55,756,332	$614,566,036

Contract unit transactions
Units outstanding at beginning of year	980,222	282,042,002	59,681,009	1,027,254	323,403,807	4,032,295	15,066,474
Units issued	371,770	56,913,743	9,106,223	292,115	24,522,225	598,445	25,790,848
Units redeemed	(278,940)	(55,453,177)	(12,068,676)	(293,500)	(68,339,784)	(1,091,706)	(9,760,856)
Units outstanding at end of year	1,073,052	283,502,568	56,718,556	1,025,869	279,586,248	3,539,034	31,096,466
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$22,059,346	$2,102,465,273	$359,422,261	$14,960,020	$389,742,562	$10,240,131	$517,223,803
Proceeds from sales	$16,458,293	$2,179,927,070	$505,505,440	$15,149,993	$1,156,904,276	$18,957,481	$194,433,070

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Utilities Sector Fund - Class I	JNL/Mellon World Index Fund - Class A	JNL/Mellon World Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class A	JNL/MFS Mid Cap Value Fund - Class I	JNL/Morningstar PitchBook Listed Private Equity Index Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A
Operations
Net investment income (loss)	$(38,357)	$(4,725,536)	$(32,809)	$(25,135,737)	$(113,166)	$(19,773)	$(2,897,772)
Net realized gain (loss) on investments in Funds	372,620	13,214,989	(70,215)	94,607,620	1,157,687	(493,929)	5,847,731
Net change in unrealized appreciation
(depreciation) on investments in Funds	(436,150)	(86,918,293)	(1,457,441)	(283,802,731)	(3,582,653)	(885,367)	(66,541,013)
Net change in net assets
from operations	(101,887)	(78,428,840)	(1,560,465)	(214,330,848)	(2,538,132)	(1,399,069)	(63,591,054)

Contract transactions
Purchase payments	1,814,126	17,656,832	1,030,312	77,808,068	2,834,500	542,551	17,236,918
Surrenders and terminations	(745,531)	(24,328,018)	(304,350)	(121,381,766)	(1,222,785)	(236,107)	(9,791,783)
Transfers between Investment Divisions	5,528,078	18,790,375	1,037,122	122,250,153	(50,237)	526,377	(38,403,045)
Contract owner charges	(119,542)	(3,560,017)	(73,790)	(25,379,711)	(296,436)	(2,089)	(3,054,559)
Net change in net assets
from contract transactions	6,477,131	8,559,172	1,689,294	53,296,744	1,265,042	830,732	(34,012,469)

Net change in net assets	6,375,244	(69,869,668)	128,829	(161,034,104)	(1,273,090)	(568,337)	(97,603,523)

Net assets beginning of year	4,987,113	402,395,713	7,935,026	1,991,647,733	27,003,018	3,804,727	299,283,827

Net assets end of year	$11,362,357	$332,526,045	$8,063,855	$1,830,613,629	$25,729,928	$3,236,390	$201,680,304

Contract unit transactions
Units outstanding at beginning of year	251,145	11,815,135	174,290	57,435,567	622,557	316,669	14,256,997
Units issued	746,407	2,669,170	93,129	15,036,203	294,236	378,807	4,641,373
Units redeemed	(426,743)	(2,455,591)	(51,694)	(13,648,751)	(266,141)	(281,436)	(6,749,592)
Units outstanding at end of year	570,809	12,028,714	215,725	58,823,019	650,652	414,040	12,148,778
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$14,962,428	$79,920,913	$3,593,483	$486,022,119	$11,855,291	$3,360,510	$86,189,042
Proceeds from sales	$8,523,654	$76,087,277	$1,936,998	$457,861,112	$10,703,415	$2,549,551	$123,099,283

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Morningstar U.S. Sustainability Index Fund - Class I	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class I	JNL/Neuberger Berman Commodity Strategy Fund - Class A	JNL/Neuberger Berman Gold Plus Strategy Fund - Class A(a)	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class I
Operations
Net investment income (loss)	$(40,810)	$288,991	$101,758	$(520,521)	$(29,031)	$(7,326,233)	$(38,272)
Net realized gain (loss) on investments in Funds	(10,788)	71,687,258	1,452,086	2,879,707	(193,276)	194,489	(135,986)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(2,282,290)	(132,141,722)	(3,092,057)	646,926	148,119	(69,283,128)	(910,251)
Net change in net assets
from operations	(2,333,888)	(60,165,473)	(1,538,213)	3,006,112	(74,188)	(76,414,872)	(1,084,509)

Contract transactions
Purchase payments	2,032,897	31,597,033	1,644,947	7,557,803	849,723	21,266,070	1,190,064
Surrenders and terminations	(547,866)	(20,189,346)	(571,135)	(5,072,810)	(321,372)	(43,532,716)	(281,142)
Transfers between Investment Divisions	(410,220)	43,123,654	(275,481)	32,081,471	6,140,514	(31,779,296)	287,897
Contract owner charges	(111,709)	(4,713,269)	(125,500)	(28,859)	(735)	(6,960,695)	(66,715)
Net change in net assets
from contract transactions	963,102	49,818,072	672,831	34,537,605	6,668,130	(61,006,637)	1,130,104

Net change in net assets	(1,370,786)	(10,347,401)	(865,382)	37,543,717	6,593,942	(137,421,509)	45,595

Net assets beginning of year	10,480,893	371,569,907	10,026,061	23,448,669	—	653,701,155	8,747,007

Net assets end of year	$9,110,107	$361,222,506	$9,160,679	$60,992,386	$6,593,942	$516,279,646	$8,792,602

Contract unit transactions
Units outstanding at beginning of year	473,903	22,293,861	571,173	2,903,652	—	51,384,321	605,091
Units issued	338,498	10,825,520	494,694	7,162,924	1,156,178	8,551,877	392,262
Units redeemed	(297,367)	(7,711,483)	(459,531)	(3,779,217)	(441,732)	(13,864,881)	(314,748)
Units outstanding at end of year	515,034	25,407,898	606,336	6,287,359	714,446	46,071,317	682,605
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$6,545,852	$246,592,412	$9,976,211	$70,671,526	$10,544,717	$100,569,187	$5,283,681
Proceeds from sales	$5,623,560	$122,215,298	$7,335,240	$36,654,442	$3,905,617	$168,902,057	$4,191,849

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 25, 2022. The Statement of Changes in Net Assets is from April 25, 2022 through December 31, 2022.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Newton Equity Income Fund - Class A	JNL/Newton Equity Income Fund - Class I	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Income Fund - Class I	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class I	JNL/PIMCO Real Return Fund - Class A
Operations
Net investment income (loss)	$(12,765,085)	$(106,386)	$(8,970,172)	$(108,324)	$(5,700,511)	$(49,917)	$(16,087,851)
Net realized gain (loss) on investments in Funds	18,387,007	350,813	(2,842,155)	(132,665)	(12,312,231)	(276,992)	5,459,639
Net change in unrealized appreciation
(depreciation) on investments in Funds	42,556,417	1,419,811	(65,509,209)	(2,043,197)	(79,416,970)	(1,999,874)	(162,256,613)
Net change in net assets
from operations	48,178,339	1,664,238	(77,321,536)	(2,284,186)	(97,429,712)	(2,326,783)	(172,884,825)

Contract transactions
Purchase payments	133,450,986	5,025,717	38,836,573	1,943,442	20,506,721	1,245,954	61,440,973
Surrenders and terminations	(65,710,246)	(1,262,202)	(52,710,086)	(1,367,496)	(34,502,966)	(319,002)	(97,787,199)
Transfers between Investment Divisions	1,015,427,319	29,527,218	(73,309,191)	(1,990,461)	(53,800,917)	(588,907)	(21,444,115)
Contract owner charges	(11,766,873)	(361,900)	(7,819,231)	(228,020)	(5,165,083)	(105,654)	(15,511,530)
Net change in net assets
from contract transactions	1,071,401,186	32,928,833	(95,001,935)	(1,642,535)	(72,962,245)	232,391	(73,301,871)

Net change in net assets	1,119,579,525	34,593,071	(172,323,471)	(3,926,721)	(170,391,957)	(2,094,392)	(246,186,696)

Net assets beginning of year	510,616,238	9,192,178	860,285,577	28,013,473	586,478,595	14,081,385	1,335,713,356

Net assets end of year	$1,630,195,763	$43,785,249	$687,962,106	$24,086,752	$416,086,638	$11,986,993	$1,089,526,660

Contract unit transactions
Units outstanding at beginning of year	16,425,315	308,196	78,200,692	2,431,115	43,018,401	971,171	81,151,191
Units issued	43,333,863	1,601,109	16,175,100	535,893	9,356,309	290,977	17,659,379
Units redeemed	(8,342,793)	(432,188)	(25,495,063)	(691,037)	(15,336,246)	(269,639)	(22,798,106)
Units outstanding at end of year	51,416,385	1,477,117	68,880,729	2,275,971	37,038,464	992,509	76,012,464
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$1,325,680,695	$45,322,006	$164,853,496	$5,750,131	$111,600,487	$3,682,984	$275,653,774
Proceeds from sales	$267,044,594	$12,499,559	$268,825,603	$7,500,990	$190,263,243	$3,500,510	$365,043,496

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/PIMCO Real Return Fund - Class I	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class I	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America High Yield Bond Fund - Class I	JNL/PPM America Total Return Fund - Class A	JNL/PPM America Total Return Fund - Class I
Operations
Net investment income (loss)	$(67,997)	$(15,041,262)	$(73,330)	$(15,621,664)	$(37,542)	$(7,103,289)	$(39,211)
Net realized gain (loss) on investments in Funds	(103,514)	3,098,585	(206,257)	9,821,504	8,041	(12,559,002)	(215,007)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(1,864,166)	(61,662,065)	(715,555)	(170,871,991)	(1,157,535)	(82,580,835)	(1,175,806)
Net change in net assets
from operations	(2,035,677)	(73,604,742)	(995,142)	(176,672,151)	(1,187,036)	(102,243,126)	(1,430,024)

Contract transactions
Purchase payments	4,116,776	74,844,186	3,203,605	38,140,248	1,142,774	31,336,786	944,383
Surrenders and terminations	(911,796)	(97,349,712)	(2,235,592)	(93,944,383)	(391,638)	(42,691,913)	(545,475)
Transfers between Investment Divisions	(105,612)	115,073,112	4,628,001	(107,176,899)	(1,755,827)	(105,911,604)	(1,153,751)
Contract owner charges	(136,703)	(13,576,223)	(155,078)	(14,116,103)	(79,648)	(6,629,590)	(74,135)
Net change in net assets
from contract transactions	2,962,665	78,991,363	5,440,936	(177,097,137)	(1,084,339)	(123,896,321)	(828,978)

Net change in net assets	926,988	5,386,621	4,445,794	(353,769,288)	(2,271,375)	(226,139,447)	(2,259,002)

Net assets beginning of year	15,258,844	1,102,398,186	10,697,082	1,424,318,873	10,554,029	725,109,420	10,495,362

Net assets end of year	$16,185,832	$1,107,784,807	$15,142,876	$1,070,549,585	$8,282,654	$498,969,973	$8,236,360

Contract unit transactions
Units outstanding at beginning of year	755,537	90,305,200	882,712	55,737,221	298,261	38,120,923	683,869
Units issued	590,528	34,444,977	1,854,210	6,371,686	89,947	6,871,271	176,225
Units redeemed	(433,620)	(28,341,497)	(1,414,365)	(14,014,619)	(125,017)	(14,058,443)	(238,141)
Units outstanding at end of year	912,445	96,408,680	1,322,557	48,094,288	263,191	30,933,751	621,953
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$11,048,085	$411,563,685	$21,816,630	$150,484,868	$2,895,706	$117,153,541	$2,417,311
Proceeds from sales	$8,153,417	$347,613,584	$16,449,024	$343,203,669	$4,017,587	$248,153,151	$3,285,500

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class I	JNL/T. Rowe Price Capital Appreciation Fund - Class A
Operations
Net investment income (loss)	$(5,543,981)	$(24,090)	$(30,822,864)	$(42,613)	$(4,993,409)	$(11,626)	$(121,792,529)
Net realized gain (loss) on investments in Funds	3,126,857	178,451	125,710,648	44,552	11,651,028	(20,801)	317,383,217
Net change in unrealized appreciation
(depreciation) on investments in Funds	(72,999,623)	(1,037,865)	(325,122,025)	(945,081)	(105,266,953)	(466,200)	(1,606,628,797)
Net change in net assets
from operations	(75,416,747)	(883,504)	(230,234,241)	(943,142)	(98,609,334)	(498,627)	(1,411,038,109)

Contract transactions
Purchase payments	11,200,259	667,401	19,467,170	535,809	35,391,778	1,237,948	930,422,227
Surrenders and terminations	(28,768,222)	(159,656)	(205,537,045)	(657,309)	(43,925,074)	(138,578)	(575,278,255)
Transfers between Investment Divisions	(27,233,894)	(1,559,732)	(69,164,300)	130,857	(8,895,404)	233,622	153,331,358
Contract owner charges	(5,179,308)	(75,561)	(18,721,385)	(68,475)	(1,842,852)	(29,100)	(110,897,031)
Net change in net assets
from contract transactions	(49,981,165)	(1,127,548)	(273,955,560)	(59,118)	(19,271,552)	1,303,892	397,578,299

Net change in net assets	(125,397,912)	(2,011,052)	(504,189,801)	(1,002,260)	(117,880,886)	805,265	(1,013,459,810)

Net assets beginning of year	506,369,828	6,510,542	2,509,342,681	11,215,368	532,226,056	2,388,754	10,631,944,925

Net assets end of year	$380,971,916	$4,499,490	$2,005,152,880	$10,213,108	$414,345,170	$3,194,019	$9,618,485,115

Contract unit transactions
Units outstanding at beginning of year	22,025,406	231,391	81,391,361	281,068	33,657,376	140,099	448,597,691
Units issued	4,144,165	137,444	3,596,214	64,361	5,877,573	117,747	98,254,406
Units redeemed	(6,646,170)	(182,657)	(13,297,403)	(68,025)	(7,334,708)	(29,865)	(79,997,823)
Units outstanding at end of year	19,523,401	186,178	71,690,172	277,404	32,200,241	227,981	466,854,274
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$86,591,814	$3,504,538	$103,220,813	$2,345,059	$80,079,590	$1,748,222	$2,109,334,430
Proceeds from sales	$142,116,960	$4,656,176	$407,999,237	$2,446,790	$104,344,551	$455,956	$1,833,548,660

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/T. Rowe Price Capital Appreciation Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class I
Operations
Net investment income (loss)	$(835,794)	$(88,534,536)	$(357,910)	$(63,828,137)	$(212,894)	$(15,351,666)	$(115,350)
Net realized gain (loss) on investments in Funds	4,532,767	275,293,971	(991,387)	261,601,360	876,564	(5,339,523)	(314,733)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(28,231,768)	(3,941,425,220)	(43,208,992)	(1,605,090,135)	(14,565,700)	(53,449,400)	(830,991)
Net change in net assets
from operations	(24,534,795)	(3,754,665,785)	(44,558,289)	(1,407,316,912)	(13,902,030)	(74,140,589)	(1,261,074)

Contract transactions
Purchase payments	26,268,404	278,317,045	7,205,207	174,310,863	4,506,100	102,604,236	5,256,815
Surrenders and terminations	(7,564,811)	(419,536,270)	(2,613,764)	(287,579,827)	(2,166,784)	(124,005,929)	(1,906,752)
Transfers between Investment Divisions	9,175,132	(287,283,629)	(10,136,290)	(283,755,944)	(8,016,514)	36,401,549	1,429,421
Contract owner charges	(2,343,764)	(92,722,967)	(1,115,439)	(70,752,896)	(633,535)	(14,079,212)	(253,867)
Net change in net assets
from contract transactions	25,534,961	(521,225,821)	(6,660,286)	(467,777,804)	(6,310,733)	920,644	4,525,617

Net change in net assets	1,000,166	(4,275,891,606)	(51,218,575)	(1,875,094,716)	(20,212,763)	(73,219,945)	3,264,543

Net assets beginning of year	192,864,062	9,752,344,825	118,651,733	6,194,076,345	62,395,384	1,288,168,702	27,507,006

Net assets end of year	$193,864,228	$5,476,453,219	$67,433,158	$4,318,981,629	$42,182,621	$1,214,948,757	$30,771,549

Contract unit transactions
Units outstanding at beginning of year	7,777,943	68,611,553	584,613	33,626,254	232,760	118,927,916	2,078,229
Units issued	2,792,970	9,708,261	150,082	3,450,709	57,615	48,416,194	1,597,338
Units redeemed	(1,665,429)	(14,477,349)	(195,385)	(6,580,889)	(89,771)	(47,989,630)	(1,239,866)
Units outstanding at end of year	8,905,484	63,842,465	539,310	30,496,074	200,604	119,354,480	2,435,701
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$63,560,419	$1,015,372,427	$22,392,326	$521,850,678	$12,843,869	$499,481,287	$20,379,677
Proceeds from sales	$38,861,252	$1,625,132,784	$29,410,522	$1,053,456,619	$19,367,496	$513,912,309	$15,969,410

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class I	JNL/T. Rowe Price Value Fund - Class A	JNL/T. Rowe Price Value Fund - Class I	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class I	JNL/Vanguard Moderate ETF Allocation Fund - Class A
Operations
Net investment income (loss)	$(1,642,730)	$(15,591)	$(37,344,376)	$(231,592)	$(24,295,084)	$(215,519)	$(5,743,445)
Net realized gain (loss) on investments in Funds	(1,256,530)	(60,949)	120,417,336	1,624,395	(5,616,907)	437,305	2,717,209
Net change in unrealized appreciation
(depreciation) on investments in Funds	(20,880,978)	(519,737)	(490,990,943)	(8,256,540)	(355,857,916)	(9,648,305)	(78,172,924)
Net change in net assets
from operations	(23,780,238)	(596,277)	(407,917,983)	(6,863,737)	(385,769,907)	(9,426,519)	(81,199,160)

Contract transactions
Purchase payments	10,616,311	611,455	151,060,228	6,976,738	87,645,516	7,017,399	57,429,955
Surrenders and terminations	(10,224,710)	(89,095)	(173,014,846)	(2,100,032)	(104,264,203)	(1,621,313)	(31,226,088)
Transfers between Investment Divisions	3,496,549	(28,906)	53,634,976	(957,059)	(28,559,727)	(2,501,089)	(24,285,240)
Contract owner charges	(1,508,261)	(35,783)	(35,705,754)	(638,319)	(25,422,812)	(651,717)	(5,562,665)
Net change in net assets
from contract transactions	2,379,889	457,671	(4,025,396)	3,281,328	(70,601,226)	2,243,280	(3,644,038)

Net change in net assets	(21,400,349)	(138,606)	(411,943,379)	(3,582,409)	(456,371,133)	(7,183,239)	(84,843,198)

Net assets beginning of year	151,234,426	3,666,065	3,157,880,849	55,313,119	2,201,939,309	54,996,924	535,641,738

Net assets end of year	$129,834,077	$3,527,459	$2,745,937,470	$51,730,710	$1,745,568,176	$47,813,685	$450,798,540

Contract unit transactions
Units outstanding at beginning of year	12,560,960	293,307	64,031,599	835,968	150,998,186	3,566,162	42,823,346
Units issued	4,588,870	146,508	14,393,433	408,711	17,314,080	1,026,724	10,726,792
Units redeemed	(4,332,299)	(108,413)	(14,699,154)	(362,310)	(22,904,678)	(875,037)	(11,091,330)
Units outstanding at end of year	12,817,531	331,402	63,725,878	882,369	145,407,588	3,717,849	42,458,808
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$48,786,874	$1,684,326	$646,540,091	$24,492,977	$219,235,950	$14,050,965	$120,504,457
Proceeds from sales	$48,049,715	$1,242,246	$687,909,863	$21,443,241	$314,132,260	$12,023,204	$129,891,940

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Vanguard Moderate ETF Allocation Fund - Class I	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class I	JNL/WCM China Quality Growth Fund - Class A(a)	JNL/WCM Focused International Equity Fund - Class A	JNL/WCM Focused International Equity Fund - Class I	JNL/Westchester Capital Event Driven Fund - Class A
Operations
Net investment income (loss)	$(74,646)	$(9,962,560)	$(152,288)	$(1,561)	$(6,235,655)	$(63,940)	$(733,080)
Net realized gain (loss) on investments in Funds	17,169	5,433,795	177,459	(45,026)	69,239,449	1,018,110	849,767
Net change in unrealized appreciation
(depreciation) on investments in Funds	(2,595,648)	(148,309,673)	(6,085,263)	3,804	(250,260,651)	(6,731,923)	(2,712,685)
Net change in net assets
from operations	(2,653,125)	(152,838,438)	(6,060,092)	(42,783)	(187,256,857)	(5,777,753)	(2,595,998)

Contract transactions
Purchase payments	3,208,014	63,395,075	6,661,253	30,487	46,399,502	2,334,705	3,756,027
Surrenders and terminations	(1,149,588)	(43,188,517)	(1,506,227)	(1,682)	(22,562,658)	(408,494)	(5,160,509)
Transfers between Investment Divisions	41,409	(16,087,704)	(1,347,970)	455,015	38,173,824	(2,695,358)	10,768,924
Contract owner charges	(179,179)	(10,238,178)	(342,317)	(212)	(6,478,535)	(187,060)	(638,828)
Net change in net assets
from contract transactions	1,920,656	(6,119,324)	3,464,739	483,608	55,532,133	(956,207)	8,725,614

Net change in net assets	(732,469)	(158,957,762)	(2,595,353)	440,825	(131,724,724)	(6,733,960)	6,129,616

Net assets beginning of year	17,737,833	928,559,709	37,210,434	—	614,871,024	19,913,008	52,296,221

Net assets end of year	$17,005,364	$769,601,947	$34,615,081	$440,825	$483,146,300	$13,179,048	$58,425,837

Contract unit transactions
Units outstanding at beginning of year	1,345,662	68,649,748	2,607,536	—	24,367,884	719,729	4,295,052
Units issued	375,115	10,911,260	1,068,265	125,161	10,790,966	271,810	3,875,635
Units redeemed	(219,316)	(11,468,743)	(805,362)	(82,524)	(7,936,532)	(322,460)	(3,137,671)
Units outstanding at end of year	1,501,461	68,092,265	2,870,439	42,637	27,222,318	669,079	5,033,016
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$4,466,911	$131,083,881	$13,559,745	$1,291,575	$295,378,103	$8,022,573	$45,377,403
Proceeds from sales	$2,620,901	$147,165,765	$10,247,294	$809,528	$157,250,346	$6,684,772	$37,384,869

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 25, 2022. The Statement of Changes in Net Assets is from April 25, 2022 through December 31, 2022.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/Westchester Capital Event Driven Fund - Class I	JNL/Western Asset Global Multi-Sector Bond Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class I	JNL/William Blair International Leaders Fund - Class A	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class A	JNL/WMC Balanced Fund - Class I
Operations
Net investment income (loss)	$(7,263)	$(5,300,627)	$(16,218)	$2,592,402	$176,341	$(109,089,040)	$(298,064)
Net realized gain (loss) on investments in Funds	13,817	(36,998,193)	(333,047)	81,541,920	1,034,139	319,511,678	1,404,680
Net change in unrealized appreciation
(depreciation) on investments in Funds	(47,720)	10,847,343	95,420	(294,208,427)	(4,255,219)	(1,687,807,330)	(12,049,526)
Net change in net assets
from operations	(41,166)	(31,451,477)	(253,845)	(210,074,105)	(3,044,739)	(1,477,384,692)	(10,942,910)

Contract transactions
Purchase payments	243,479	8,719,394	459,987	13,859,930	1,236,099	503,406,021	8,339,109
Surrenders and terminations	(52,265)	(37,437,408)	(384,905)	(42,113,305)	(524,022)	(604,906,810)	(3,630,827)
Transfers between Investment Divisions	1,159,213	(24,680,711)	488,130	(15,551,475)	620,228	(237,819,347)	(3,008,455)
Contract owner charges	(18,148)	(4,691,627)	(29,514)	(8,063,267)	(146,484)	(110,934,790)	(898,717)
Net change in net assets
from contract transactions	1,332,279	(58,090,352)	533,698	(51,868,117)	1,185,821	(450,254,926)	801,110

Net change in net assets	1,291,113	(89,541,829)	279,853	(261,942,222)	(1,858,918)	(1,927,639,618)	(10,141,800)

Net assets beginning of year	1,134,531	465,142,188	3,655,535	826,604,595	11,844,284	9,895,045,608	77,552,411

Net assets end of year	$2,425,644	$375,600,359	$3,935,388	$564,662,373	$9,985,366	$7,967,405,990	$67,410,611

Contract unit transactions
Units outstanding at beginning of year	88,386	46,239,586	319,533	27,866,010	271,017	141,079,265	774,274
Units issued	159,702	4,704,689	189,520	3,690,752	101,021	15,727,310	166,323
Units redeemed	(52,462)	(10,818,771)	(144,110)	(5,817,344)	(68,648)	(23,043,892)	(159,083)
Units outstanding at end of year	195,626	40,125,504	364,943	25,739,418	303,390	133,762,683	781,514
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$1,981,065	$45,400,228	$2,095,165	$186,919,997	$5,238,479	$984,636,101	$14,767,789
Proceeds from sales	$656,049	$108,791,207	$1,577,685	$147,915,981	$2,411,787	$1,543,980,067	$14,264,743

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

	JNL/WMC Equity Income Fund - Class A	JNL/WMC Equity Income Fund - Class I	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class A
Operations
Net investment income (loss)	$(8,601,545)	$(93,117)	$(9,727,784)	$(17,640)	$(6,515,925)	$524,764	$(10,805,054)
Net realized gain (loss) on investments in Funds	34,651,004	1,078,106	1,013,020	(101,324)	—	(1)	39,146,379
Net change in unrealized appreciation
(depreciation) on investments in Funds	(27,364,467)	(827,749)	(252,138,559)	(1,258,071)	—	—	(80,150,174)
Net change in net assets
from operations	(1,315,008)	157,240	(260,853,323)	(1,377,035)	(6,515,925)	524,763	(51,808,849)

Contract transactions
Purchase payments	40,522,248	2,155,938	12,417,035	945,404	813,310,249	37,977,181	35,768,420
Surrenders and terminations	(35,949,711)	(733,546)	(57,975,350)	(282,926)	(563,533,033)	(9,505,315)	(53,604,751)
Transfers between Investment Divisions	170,052,860	3,047,877	(10,926,405)	66,500	739,687,031	5,977,479	49,212,854
Contract owner charges	(8,886,965)	(258,856)	(9,237,027)	(47,714)	(32,644,998)	(519,471)	(10,753,761)
Net change in net assets
from contract transactions	165,738,432	4,211,413	(65,721,747)	681,264	956,819,249	33,929,874	20,622,762

Net change in net assets	164,423,424	4,368,653	(326,575,070)	(695,771)	950,303,324	34,454,637	(31,186,087)

Net assets beginning of year	599,865,426	19,516,792	949,948,606	4,439,157	1,946,093,337	30,020,034	814,590,969

Net assets end of year	$764,288,850	$23,885,445	$623,373,536	$3,743,386	$2,896,396,661	$64,474,671	$783,404,882

Contract unit transactions
Units outstanding at beginning of year	39,843,798	1,238,996	43,093,185	167,379	163,962,352	1,811,118	15,181,932
Units issued	23,947,175	636,698	4,653,650	102,690	274,303,769	5,330,422	3,845,884
Units redeemed	(12,614,012)	(366,279)	(8,163,465)	(74,889)	(194,246,200)	(3,310,313)	(3,503,201)
Units outstanding at end of year	51,176,961	1,509,415	39,583,370	195,180	244,019,921	3,831,227	15,524,615
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$349,864,092	$9,891,120	$82,567,239	$2,248,091	$3,269,401,450	$89,421,170	$200,163,558
Proceeds from sales	$192,727,205	$5,772,824	$158,016,770	$1,584,467	$2,319,098,126	$54,966,532	$190,345,850

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2022

JNL/WMC Value Fund - Class I
Operations
Net investment income (loss)	$(45,263)
Net realized gain (loss) on investments in Funds	176,848
Net change in unrealized appreciation
(depreciation) on investments in Funds	(570,740)
Net change in net assets
from operations	(439,155)

Contract transactions
Purchase payments	1,840,424
Surrenders and terminations	(107,369)
Transfers between Investment Divisions	1,571,655
Contract owner charges	(99,924)
Net change in net assets
from contract transactions	3,204,786

Net change in net assets	2,765,631

Net assets beginning of year	9,190,764

Net assets end of year	$11,956,395

Contract unit transactions
Units outstanding at beginning of year	132,431
Units issued	82,794
Units redeemed	(35,221)
Units outstanding at end of year	180,004
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$5,545,032
Proceeds from sales	$2,385,509

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL Aggressive Growth Allocation Fund - Class A	JNL Aggressive Growth Allocation Fund - Class I	JNL Bond Index Fund - Class I(a)	JNL Conservative Allocation Fund - Class A	JNL Conservative Allocation Fund - Class I	JNL Emerging Markets Index Fund - Class I(a)	JNL Growth Allocation Fund - Class A
Operations
Net investment income (loss)	$(21,268,823)	$(59,242)	$(281)	$(8,522,116)	$(30,828)	$(143)	$(31,920,093)
Net realized gain (loss) on investments in Funds	110,406,229	665,981	(2)	30,510,186	384,136	—	152,130,755
Net change in unrealized appreciation
(depreciation) on investments in Funds	121,061,463	1,133,380	(2,330)	(4,213,668)	(105,673)	1,485	147,705,818
Net change in net assets
from operations	210,198,869	1,740,119	(2,613)	17,774,402	247,635	1,342	267,916,480

Contract transactions
Purchase payments	113,687,676	4,639,870	501,299	92,064,898	1,698,195	435,921	134,994,704
Surrenders and terminations	(135,599,028)	(810,796)	(74)	(84,187,341)	(616,283)	(32)	(194,790,088)
Transfers between Investment Divisions	(11,032,334)	120,766	235	(47,600,749)	(33,532)	(6,736)	(2,142,884)
Contract owner charges	(16,652,252)	(173,935)	—	(4,968,574)	(53,413)	—	(25,982,801)
Net change in net assets
from contract transactions	(49,595,938)	3,775,905	501,460	(44,691,766)	994,967	429,153	(87,921,069)

Net change in net assets	160,602,931	5,516,024	498,847	(26,917,364)	1,242,602	430,495	179,995,411

Net assets beginning of year	1,535,675,994	10,274,356	—	743,677,082	6,093,908	—	2,334,912,343

Net assets end of year	$1,696,278,925	$15,790,380	$498,847	$716,759,718	$7,336,510	$430,495	$2,514,907,754

Contract unit transactions
Units outstanding at beginning of year	82,885,659	588,035	—	57,454,646	438,596	—	122,231,538
Units issued	12,264,153	351,960	37,695	19,053,299	483,754	32,982	14,959,695
Units redeemed	(14,846,418)	(162,749)	(8)	(22,508,324)	(412,692)	(4)	(19,394,520)
Units outstanding at end of year	80,303,394	777,246	37,687	53,999,621	509,658	32,978	117,796,713

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL Growth Allocation Fund - Class I	JNL International Index Fund - Class I(a)	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Growth Fund - Class I	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Fund - Class I	JNL iShares Tactical Moderate Growth Fund - Class A
Operations
Net investment income (loss)	$(71,593)	$(278)	$(312,151)	$52,344	$271,557	$84,760	$210,819
Net realized gain (loss) on investments in Funds	1,090,017	(6)	18,229,251	287,969	8,482,756	246,140	14,706,604
Net change in unrealized appreciation
(depreciation) on investments in Funds	909,931	9,546	18,360,892	495,655	2,069,087	75,441	14,300,639
Net change in net assets
from operations	1,928,355	9,262	36,277,992	835,968	10,823,400	406,341	29,218,062

Contract transactions
Purchase payments	4,578,070	873,602	34,884,858	1,650,973	25,786,442	3,110,877	38,324,232
Surrenders and terminations	(3,053,492)	(88)	(23,884,221)	(181,482)	(18,636,817)	(143,327)	(27,656,425)
Transfers between Investment Divisions	603,877	(4,043)	(2,508,119)	(92,776)	7,060,628	(235,742)	6,841,784
Contract owner charges	(152,198)	—	(1,384,120)	(74,802)	(973,205)	(62,124)	(1,124,055)
Net change in net assets
from contract transactions	1,976,257	869,471	7,108,398	1,301,913	13,237,048	2,669,684	16,385,536

Net change in net assets	3,904,612	878,733	43,386,390	2,137,881	24,060,448	3,076,025	45,603,598

Net assets beginning of year	14,404,859	—	259,653,177	4,950,037	170,994,492	4,952,447	282,898,713

Net assets end of year	$18,309,471	$878,733	$303,039,567	$7,087,918	$195,054,940	$8,028,472	$328,502,311

Contract unit transactions
Units outstanding at beginning of year	756,104	—	13,552,868	276,866	11,902,838	340,592	16,487,891
Units issued	348,010	54,469	3,404,451	133,117	4,731,382	302,737	3,867,642
Units redeemed	(225,108)	(9)	(3,058,445)	(68,527)	(3,882,478)	(130,331)	(2,933,451)
Units outstanding at end of year	879,006	54,460	13,898,874	341,456	12,751,742	512,998	17,422,082

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL iShares Tactical Moderate Growth Fund - Class I	JNL Mid Cap Index Fund - Class I(a)	JNL Moderate Allocation Fund - Class A	JNL Moderate Allocation Fund - Class I	JNL Moderate Growth Allocation Fund - Class A	JNL Moderate Growth Allocation Fund - Class I	JNL Multi-Manager Alternative Fund - Class A
Operations
Net investment income (loss)	$65,592	$(599)	$(34,591,138)	$(67,273)	$(63,384,151)	$(46,893)	$(2,335,340)
Net realized gain (loss) on investments in Funds	178,581	28	93,088,703	373,143	220,523,704	454,375	6,057,481
Net change in unrealized appreciation
(depreciation) on investments in Funds	346,328	41,594	95,035,959	799,719	246,735,866	528,525	(596,118)
Net change in net assets
from operations	590,501	41,023	153,533,524	1,105,589	403,875,419	936,007	3,126,023

Contract transactions
Purchase payments	1,687,910	891,998	108,157,424	2,388,549	125,381,933	3,765,979	7,985,255
Surrenders and terminations	(158,918)	(172)	(247,436,410)	(784,907)	(450,300,567)	(636,726)	(21,933,994)
Transfers between Investment Divisions	141,375	302,061	14,288,859	515,296	(5,567,599)	(756,331)	55,682,998
Contract owner charges	(59,850)	—	(28,787,549)	(102,531)	(52,787,697)	(113,551)	(430,453)
Net change in net assets
from contract transactions	1,610,517	1,193,887	(153,777,676)	2,016,407	(383,273,930)	2,259,371	41,303,806

Net change in net assets	2,201,018	1,234,910	(244,152)	3,121,996	20,601,489	3,195,378	44,429,829

Net assets beginning of year	4,796,842	—	2,601,306,115	13,553,879	4,732,579,857	7,819,917	187,901,438

Net assets end of year	$6,997,860	$1,234,910	$2,601,061,963	$16,675,875	$4,753,181,346	$11,015,295	$232,331,267

Contract unit transactions
Units outstanding at beginning of year	289,216	—	170,568,029	825,241	256,428,674	453,452	17,073,985
Units issued	115,600	87,513	17,401,588	254,355	18,631,014	285,999	8,130,887
Units redeemed	(25,853)	(39)	(27,159,404)	(131,194)	(38,599,304)	(159,360)	(4,425,541)
Units outstanding at end of year	378,963	87,474	160,810,213	948,402	236,460,384	580,091	20,779,331

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL Multi-Manager Alternative Fund - Class I	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class I(a)	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class I
Operations
Net investment income (loss)	$(8,992)	$(785,390)	$115,511	$(2,921,508)	$1,470	$(4,326,947)	$(41,387)
Net realized gain (loss) on investments in Funds	19,379	57,617,542	679,619	4,827,815	52,716	19,859,869	519,750
Net change in unrealized appreciation
(depreciation) on investments in Funds	18,140	(64,099,275)	(857,559)	9,943,732	77,586	49,202,752	1,334,592
Net change in net assets
from operations	28,527	(7,267,123)	(62,429)	11,850,039	131,772	64,735,674	1,812,955

Contract transactions
Purchase payments	812,096	30,576,134	2,133,846	18,638,756	748,945	59,760,019	3,690,403
Surrenders and terminations	(16,043)	(78,117,641)	(367,122)	(25,941,061)	(79,456)	(19,433,052)	(485,406)
Transfers between Investment Divisions	1,212,572	(14,603,847)	(397,238)	511,881,659	3,415,812	88,996,086	2,766,895
Contract owner charges	(26,946)	(8,836,568)	(105,761)	(3,701,989)	(31,916)	(3,569,536)	(91,130)
Net change in net assets
from contract transactions	1,981,679	(70,981,922)	1,263,725	500,877,365	4,053,385	125,753,517	5,880,762

Net change in net assets	2,010,206	(78,249,045)	1,201,296	512,727,404	4,185,157	190,489,191	7,693,717

Net assets beginning of year	837,219	907,772,287	9,332,150	4,018,106	—	256,508,960	5,986,121

Net assets end of year	$2,847,425	$829,523,242	$10,533,446	$516,745,510	$4,185,157	$446,998,151	$13,679,838

Contract unit transactions
Units outstanding at beginning of year	72,172	59,031,003	497,059	292,183	—	15,741,280	350,099
Units issued	212,770	8,712,871	275,094	37,227,770	316,684	11,168,975	429,929
Units redeemed	(46,070)	(13,173,820)	(209,791)	(4,314,368)	(58,261)	(4,564,484)	(134,828)
Units outstanding at end of year	238,872	54,570,054	562,362	33,205,585	258,423	22,345,771	645,200

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class I	JNL S&P 500 Index Fund - Class I	JNL Small Cap Index Fund - Class I(a)
Operations
Net investment income (loss)	$(36,464,874)	$(160,413)	$(15,134,416)	$(50,092)	$(953,318)	$(359)
Net realized gain (loss) on investments in Funds	265,957,792	2,898,430	50,073,760	502,558	10,846,486	10,415
Net change in unrealized appreciation
(depreciation) on investments in Funds	(203,185,731)	(2,810,150)	121,125,545	1,119,601	43,556,365	14,280
Net change in net assets
from operations	26,307,187	(72,133)	156,064,889	1,572,067	53,449,533	24,336

Contract transactions
Purchase payments	177,675,620	13,057,288	58,544,247	6,314,222	73,879,266	698,513
Surrenders and terminations	(193,630,592)	(1,457,186)	(88,764,621)	(553,978)	(8,625,323)	(130)
Transfers between Investment Divisions	94,803,168	2,698,475	467,761,135	3,228,641	2,596,753	(11,286)
Contract owner charges	(29,168,066)	(367,986)	(12,271,570)	(125,370)	(1,964,977)	—
Net change in net assets
from contract transactions	49,680,130	13,930,591	425,269,191	8,863,515	65,885,719	687,097

Net change in net assets	75,987,317	13,858,458	581,334,080	10,435,582	119,335,252	711,433

Net assets beginning of year	2,556,139,246	26,498,496	684,397,746	4,765,465	168,253,223	—

Net assets end of year	$2,632,126,563	$40,356,954	$1,265,731,826	$15,201,047	$287,588,475	$711,433

Contract unit transactions
Units outstanding at beginning of year	27,575,634	201,915	28,256,070	156,944	10,759,303	—
Units issued	7,303,892	199,563	26,341,732	379,119	6,200,366	71,936
Units redeemed	(7,047,629)	(100,474)	(11,550,229)	(126,625)	(2,595,488)	(25,658)
Units outstanding at end of year	27,831,897	301,004	43,047,573	409,438	14,364,181	46,278

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Bond Fund of America Fund - Class A(a)	JNL/American Funds Bond Fund of America Fund - Class I(a)	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class I
Operations
Net investment income (loss)	$(30,321,691)	$(185,992)	$(228,621)	$(2,676)	$(2,685,183)	$(23,823)
Net realized gain (loss) on investments in Funds	74,261,615	2,340,197	15,511	4,287	4,750,899	180,354
Net change in unrealized appreciation
(depreciation) on investments in Funds	234,927,594	3,327,300	(38,820)	3,996	23,325,901	565,089
Net change in net assets
from operations	278,867,518	5,481,505	(251,930)	5,607	25,391,617	721,620

Contract transactions
Purchase payments	376,110,110	17,458,952	28,686,555	1,101,587	53,299,486	1,994,046
Surrenders and terminations	(131,057,494)	(2,449,012)	(1,423,650)	(9,188)	(8,684,076)	(427,279)
Transfers between Investment Divisions	167,646,548	(6,002,904)	32,753,282	563,898	17,107,305	307,273
Contract owner charges	(26,637,600)	(429,610)	(153,287)	(6,242)	(2,228,241)	(48,672)
Net change in net assets
from contract transactions	386,061,564	8,577,426	59,862,900	1,650,055	59,494,474	1,825,368

Net change in net assets	664,929,082	14,058,931	59,610,970	1,655,662	84,886,091	2,546,988

Net assets beginning of year	1,939,635,172	34,447,562	—	—	171,048,037	4,440,082

Net assets end of year	$2,604,564,254	$48,506,493	$59,610,970	$1,655,662	$255,934,128	$6,987,070

Contract unit transactions
Units outstanding at beginning of year	95,086,300	1,253,209	—	—	15,296,552	387,063
Units issued	32,811,750	784,682	6,875,975	212,643	7,607,143	233,677
Units redeemed	(15,658,206)	(492,562)	(931,915)	(48,727)	(2,680,197)	(88,330)
Units outstanding at end of year	112,239,844	1,545,329	5,944,060	163,916	20,223,498	532,410

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Capital World Bond Fund - Class I	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Growth Fund - Class I	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class I	JNL/American Funds Growth Allocation Fund - Class A
Operations
Net investment income (loss)	$(6,359,760)	$(18,897)	$(9,984,220)	$(93,465)	$(11,700,442)	$(49,901)	$(47,729,262)
Net realized gain (loss) on investments in Funds	7,391,547	41,770	55,804,335	1,326,393	70,143,298	1,007,177	192,315,666
Net change in unrealized appreciation
(depreciation) on investments in Funds	(33,030,077)	(251,975)	62,640,127	1,694,676	(17,536,944)	(568,804)	267,097,123
Net change in net assets
from operations	(31,998,290)	(229,102)	108,460,242	2,927,604	40,905,912	388,472	411,683,527

Contract transactions
Purchase payments	18,285,722	1,405,527	123,742,285	5,562,835	59,668,140	2,825,523	370,904,625
Surrenders and terminations	(38,587,160)	(211,910)	(42,376,284)	(322,496)	(55,843,538)	(473,002)	(208,501,981)
Transfers between Investment Divisions	35,486,082	350,772	29,031,589	1,956,645	(4,747,932)	3,121,291	70,881,537
Contract owner charges	(5,548,629)	(35,182)	(6,403,689)	(230,852)	(10,161,958)	(107,025)	(41,749,534)
Net change in net assets
from contract transactions	9,636,015	1,509,207	103,993,901	6,966,132	(11,085,288)	5,366,787	191,534,647

Net change in net assets	(22,362,275)	1,280,105	212,454,143	9,893,736	29,820,624	5,755,259	603,218,174

Net assets beginning of year	476,908,883	3,432,739	704,354,562	15,256,478	828,061,541	7,401,052	3,315,195,593

Net assets end of year	$454,546,608	$4,712,844	$916,808,705	$25,150,214	$857,882,165	$13,156,311	$3,918,413,767

Contract unit transactions
Units outstanding at beginning of year	40,193,094	248,557	30,692,508	651,649	35,883,927	276,380	155,186,574
Units issued	8,668,729	200,207	11,446,895	495,577	7,175,044	359,784	31,797,096
Units redeemed	(7,913,974)	(87,628)	(7,320,439)	(221,329)	(7,701,388)	(172,533)	(23,635,151)
Units outstanding at end of year	40,947,849	361,136	34,818,964	925,897	35,357,583	463,631	163,348,519

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/American Funds Growth Allocation Fund - Class I	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth Fund - Class I	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class A	JNL/American Funds International Fund - Class I
Operations
Net investment income (loss)	$(172,692)	$(44,654,606)	$(293,323)	$(116,561,072)	$(441,786)	$(23,640,533)	$(68,471)
Net realized gain (loss) on investments in Funds	1,483,932	254,512,681	5,625,405	574,035,330	4,857,228	81,329,715	705,708
Net change in unrealized appreciation
(depreciation) on investments in Funds	3,383,710	424,578,166	7,049,126	1,316,756,167	16,343,896	(110,965,905)	(1,011,954)
Net change in net assets
from operations	4,694,950	634,436,241	12,381,208	1,774,230,425	20,759,338	(53,276,723)	(374,717)

Contract transactions
Purchase payments	10,222,788	705,960,204	17,690,185	862,927,861	24,991,042	85,472,966	4,282,016
Surrenders and terminations	(966,649)	(182,140,837)	(2,424,849)	(545,764,699)	(2,776,597)	(122,415,624)	(677,091)
Transfers between Investment Divisions	2,336,269	197,119,832	4,088,121	(182,010,300)	(3,635,603)	2,316,261	31,009
Contract owner charges	(431,376)	(33,995,678)	(719,396)	(101,421,557)	(1,212,223)	(19,163,858)	(159,511)
Net change in net assets
from contract transactions	11,161,032	686,943,521	18,634,061	33,731,305	17,366,619	(53,790,255)	3,476,423

Net change in net assets	15,855,982	1,321,379,762	31,015,269	1,807,961,730	38,125,957	(107,066,978)	3,101,706

Net assets beginning of year	31,038,857	2,879,864,182	49,947,950	8,098,564,550	83,624,164	1,830,899,466	13,517,058

Net assets end of year	$46,894,839	$4,201,243,944	$80,963,219	$9,906,526,280	$121,750,121	$1,723,832,488	$16,618,764

Contract unit transactions
Units outstanding at beginning of year	1,357,672	74,095,543	1,188,983	279,864,978	2,512,589	105,877,613	674,804
Units issued	720,387	33,371,415	869,279	44,077,783	1,012,833	14,955,812	390,785
Units redeemed	(272,245)	(17,520,817)	(473,392)	(43,800,303)	(558,790)	(18,062,401)	(217,332)
Units outstanding at end of year	1,805,814	89,946,141	1,584,870	280,142,458	2,966,632	102,771,024	848,257

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class I	JNL/American Funds New World Fund - Class A	JNL/American Funds New World Fund - Class I	JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class I	JNL/AQR Large Cap Defensive Style Fund - Class A
Operations
Net investment income (loss)	$(37,397,456)	$(99,042)	$(21,968,106)	$(113,778)	$(45,779,312)	$(130,796)	$(3,452,282)
Net realized gain (loss) on investments in Funds	135,270,061	660,733	97,491,775	1,046,258	234,191,645	1,170,383	5,640,416
Net change in unrealized appreciation
(depreciation) on investments in Funds	132,650,811	1,472,429	(28,228,817)	(66,775)	583,451,791	5,955,248	41,156,717
Net change in net assets
from operations	230,523,416	2,034,120	47,294,852	865,705	771,864,124	6,994,835	43,344,851

Contract transactions
Purchase payments	212,083,369	5,073,366	110,592,895	5,881,493	162,423,364	7,921,028	13,306,088
Surrenders and terminations	(195,681,785)	(1,118,846)	(105,383,637)	(1,129,363)	(260,426,023)	(1,044,763)	(21,803,042)
Transfers between Investment Divisions	25,817,139	(268,683)	56,267,539	3,093,388	(11,792,012)	2,616,052	285,836,579
Contract owner charges	(31,059,665)	(199,937)	(19,312,800)	(264,251)	(40,564,098)	(330,002)	(2,676,416)
Net change in net assets
from contract transactions	11,159,058	3,485,900	42,163,997	7,581,267	(150,358,769)	9,162,315	274,663,209

Net change in net assets	241,682,474	5,520,020	89,458,849	8,446,972	621,505,355	16,157,150	318,008,060

Net assets beginning of year	2,668,913,724	19,610,060	1,553,488,802	20,082,711	3,072,092,064	21,808,179	51,336,283

Net assets end of year	$2,910,596,198	$25,130,080	$1,642,947,651	$28,529,683	$3,693,597,419	$37,965,329	$369,344,343

Contract unit transactions
Units outstanding at beginning of year	145,158,604	997,207	87,280,314	974,641	125,574,916	769,937	4,375,613
Units issued	21,597,878	311,455	17,375,177	579,126	16,050,246	456,453	26,909,315
Units redeemed	(21,071,852)	(145,798)	(15,292,495)	(226,835)	(21,632,478)	(171,534)	(5,110,930)
Units outstanding at end of year	145,684,630	1,162,864	89,362,996	1,326,932	119,992,684	1,054,856	26,173,998

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/AQR Large Cap Defensive Style Fund - Class I	JNL/Baillie Gifford International Growth Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class I	JNL/Baillie Gifford U.S. Equity Growth Fund - Class A(a)	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Allocation Fund - Class I	JNL/BlackRock Global Natural Resources Fund - Class A
Operations
Net investment income (loss)	$(15,607)	$(16,068,648)	$(134,297)	$(10,758)	$(46,694,514)	$(88,383)	$(9,761,548)
Net realized gain (loss) on investments in Funds	175,676	114,122,059	3,090,199	139,333	160,675,414	1,000,666	38,436,746
Net change in unrealized appreciation
(depreciation) on investments in Funds	541,537	(208,262,851)	(5,467,891)	(147,823)	90,427,121	453,638	150,004,887
Net change in net assets
from operations	701,606	(110,209,440)	(2,511,989)	(19,248)	204,408,021	1,365,921	178,680,085

Contract transactions
Purchase payments	1,346,888	128,198,255	6,278,815	974,552	106,676,150	3,283,677	32,460,842
Surrenders and terminations	(253,349)	(63,437,066)	(1,174,171)	(85,726)	(300,946,522)	(1,319,025)	(69,489,269)
Transfers between Investment Divisions	1,889,876	(23,374,945)	(1,614,989)	565,397	(7,132,751)	(38,310)	24,415,508
Contract owner charges	(29,789)	(13,014,734)	(316,399)	(1,664)	(41,010,755)	(241,774)	(7,870,843)
Net change in net assets
from contract transactions	2,953,626	28,371,510	3,173,256	1,452,559	(242,413,878)	1,684,568	(20,483,762)

Net change in net assets	3,655,232	(81,837,930)	661,267	1,433,311	(38,005,857)	3,050,489	158,196,323

Net assets beginning of year	1,642,445	1,169,439,620	28,846,735	—	3,536,425,079	19,084,491	634,835,144

Net assets end of year	$5,297,677	$1,087,601,690	$29,508,002	$1,433,311	$3,498,419,222	$22,134,980	$793,031,467

Contract unit transactions
Units outstanding at beginning of year	137,681	65,557,179	1,579,068	—	210,915,107	1,010,915	78,502,365
Units issued	336,923	24,309,246	837,781	518,291	16,724,827	319,804	22,819,014
Units redeemed	(110,222)	(23,519,252)	(679,164)	(356,143)	(30,750,065)	(237,218)	(25,292,768)
Units outstanding at end of year	364,382	66,347,173	1,737,685	162,148	196,889,869	1,093,501	76,028,611

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/BlackRock Global Natural Resources Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class A	JNL/Causeway International Value Select Fund - Class I	JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class I
Operations
Net investment income (loss)	$(25,444)	$(53,064,423)	$(179,839)	$(243,558)	$141,744	$(5,805,432)	$(104,168)
Net realized gain (loss) on investments in Funds	269,760	444,314,260	4,754,493	11,661,449	127,424	38,125,046	1,429,617
Net change in unrealized appreciation
(depreciation) on investments in Funds	956,781	282,136,317	2,592,726	20,133,287	78,420	51,901,569	3,345,333
Net change in net assets
from operations	1,201,097	673,386,154	7,167,380	31,551,178	347,588	84,221,183	4,670,782

Contract transactions
Purchase payments	1,481,858	222,719,560	9,848,131	21,672,337	7,885,463	60,291,003	12,523,109
Surrenders and terminations	(106,246)	(288,944,286)	(1,124,589)	(37,413,578)	(536,011)	(24,270,343)	(899,069)
Transfers between Investment Divisions	4,002,430	(381,796,843)	(9,207,782)	22,006,589	1,225,393	(16,832,643)	(1,683,623)
Contract owner charges	(81,906)	(44,155,121)	(421,676)	(5,337,605)	(94,469)	(4,802,031)	(240,727)
Net change in net assets
from contract transactions	5,296,136	(492,176,690)	(905,916)	927,743	8,480,376	14,385,986	9,699,690

Net change in net assets	6,497,233	181,209,464	6,261,464	32,478,921	8,827,964	98,607,169	14,370,472

Net assets beginning of year	2,446,915	3,903,352,488	39,167,331	454,044,918	3,752,522	425,030,833	17,294,208

Net assets end of year	$8,944,148	$4,084,561,952	$45,428,795	$486,523,839	$12,580,486	$523,638,002	$31,664,680

Contract unit transactions
Units outstanding at beginning of year	262,943	38,275,757	265,356	27,603,133	164,263	23,769,796	934,118
Units issued	662,248	4,826,715	111,655	6,735,941	434,648	7,516,939	785,640
Units redeemed	(193,232)	(9,513,472)	(120,158)	(6,812,112)	(90,289)	(6,830,293)	(306,810)
Units outstanding at end of year	731,959	33,589,000	256,853	27,526,962	508,622	24,456,442	1,412,948

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA International Core Equity Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class A
Operations
Net investment income (loss)	$659,454	$100,178	$(16,942,757)	$(86,615)	$(5,038,599)	$(55,242)	$(32,000,041)
Net realized gain (loss) on investments in Funds	2,488,421	295,747	118,582,883	1,161,061	29,826,622	1,270,818	28,555,246
Net change in unrealized appreciation
(depreciation) on investments in Funds	665,240	(63,882)	184,807,637	3,275,357	36,703,232	1,029,465	(39,263,484)
Net change in net assets
from operations	3,813,115	332,043	286,447,763	4,349,803	61,491,255	2,245,041	(42,708,279)

Contract transactions
Purchase payments	20,557,589	2,417,329	56,957,508	6,456,799	63,786,716	4,630,356	59,489,102
Surrenders and terminations	(4,488,164)	(135,179)	(102,013,868)	(931,529)	(24,838,838)	(340,364)	(234,970,720)
Transfers between Investment Divisions	59,972,946	1,055,815	(7,528,397)	2,602,758	219,815,866	4,239,596	66,814,455
Contract owner charges	(690,116)	(56,281)	(13,043,853)	(225,938)	(3,571,322)	(133,835)	(24,511,137)
Net change in net assets
from contract transactions	75,352,255	3,281,684	(65,628,610)	7,902,090	255,192,422	8,395,753	(133,178,300)

Net change in net assets	79,165,370	3,613,727	220,819,153	12,251,893	316,683,677	10,640,794	(175,886,579)

Net assets beginning of year	33,746,496	2,633,143	1,148,586,587	13,040,342	190,994,990	6,908,434	2,472,208,780

Net assets end of year	$112,911,866	$6,246,870	$1,369,405,740	$25,292,235	$507,678,667	$17,549,228	$2,296,322,201

Contract unit transactions
Units outstanding at beginning of year	2,969,476	227,811	24,719,209	198,502	9,045,875	540,744	108,252,896
Units issued	7,471,634	422,092	4,349,766	173,084	18,672,005	944,820	13,063,177
Units redeemed	(1,393,132)	(163,657)	(5,652,285)	(65,634)	(8,502,375)	(477,107)	(19,079,997)
Units outstanding at end of year	9,047,978	486,246	23,416,690	305,952	19,215,505	1,008,457	102,236,076

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	JNL/DoubleLine Total Return Fund - Class A	JNL/DoubleLine Total Return Fund - Class I
Operations
Net investment income (loss)	$(98,059)	$(1,928,678)	$(13,237)	$(22,871,448)	$(135,473)	$(11,623,431)	$(60,494)
Net realized gain (loss) on investments in Funds	219,266	3,645,960	46,073	94,929,133	2,104,444	9,390,727	81,235
Net change in unrealized appreciation
(depreciation) on investments in Funds	(258,400)	(2,520,794)	(21,114)	274,930,806	4,249,345	(13,359,962)	(111,390)
Net change in net assets
from operations	(137,193)	(803,512)	11,722	346,988,491	6,218,316	(15,592,666)	(90,649)

Contract transactions
Purchase payments	5,528,325	10,161,200	687,333	184,762,294	5,825,455	58,387,064	2,837,449
Surrenders and terminations	(1,320,864)	(13,162,979)	(163,633)	(99,950,951)	(770,352)	(76,276,567)	(456,785)
Transfers between Investment Divisions	558,763	10,650,123	213,251	162,250,555	3,464,928	(24,472,398)	(110,177)
Contract owner charges	(161,517)	(1,329,924)	(25,677)	(17,554,754)	(343,749)	(8,233,250)	(146,694)
Net change in net assets
from contract transactions	4,604,707	6,318,420	711,274	229,507,144	8,176,282	(50,595,151)	2,123,793

Net change in net assets	4,467,514	5,514,908	722,996	576,495,635	14,394,598	(66,187,817)	2,033,144

Net assets beginning of year	21,761,340	145,976,825	2,539,231	1,489,201,769	22,808,321	955,655,403	12,877,302

Net assets end of year	$26,228,854	$151,491,733	$3,262,227	$2,065,697,404	$37,202,919	$889,467,586	$14,910,446

Contract unit transactions
Units outstanding at beginning of year	698,032	12,353,750	206,277	68,364,892	1,035,586	82,492,095	1,069,190
Units issued	379,253	3,549,283	120,080	22,853,057	698,485	14,622,245	508,131
Units redeemed	(226,857)	(3,023,526)	(63,187)	(13,819,914)	(376,644)	(19,102,601)	(335,875)
Units outstanding at end of year	850,428	12,879,507	263,170	77,398,035	1,357,427	78,011,739	1,241,446

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class I	JNL/Franklin Templeton Income Fund - Class A	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A
Operations
Net investment income (loss)	$(12,899,769)	$(36,400)	$(8,028,580)	$(14,575)	$(20,612,200)	$(27,407)	$(74,048,747)
Net realized gain (loss) on investments in Funds	11,958,933	107,295	15,848,478	62,692	50,608,681	147,069	488,112,611
Net change in unrealized appreciation
(depreciation) on investments in Funds	(18,780,205)	(139,213)	59,570,862	348,048	160,976,682	681,225	1,188,715,764
Net change in net assets
from operations	(19,721,041)	(68,318)	67,390,760	396,165	190,973,163	800,887	1,602,779,628

Contract transactions
Purchase payments	59,787,246	2,225,701	24,875,172	1,036,541	51,790,152	1,264,744	131,136,833
Surrenders and terminations	(82,062,535)	(1,387,814)	(52,154,243)	(96,496)	(141,798,770)	(169,673)	(505,166,466)
Transfers between Investment Divisions	14,222,901	139,094	35,840,485	836,664	(33,361,254)	194,315	(199,959,428)
Contract owner charges	(10,577,760)	(64,795)	(6,465,685)	(40,218)	(16,324,154)	(68,257)	(57,452,642)
Net change in net assets
from contract transactions	(18,630,148)	912,186	2,095,729	1,736,491	(139,694,026)	1,221,129	(631,441,703)

Net change in net assets	(38,351,189)	843,868	69,486,489	2,132,656	51,279,137	2,022,016	971,337,925

Net assets beginning of year	986,279,858	8,115,872	577,953,316	2,413,165	1,510,434,082	4,645,445	5,059,491,875

Net assets end of year	$947,928,669	$8,959,740	$647,439,805	$4,545,821	$1,561,713,219	$6,667,461	$6,030,829,800

Contract unit transactions
Units outstanding at beginning of year	33,288,520	191,394	34,569,724	128,340	88,762,909	221,324	183,382,300
Units issued	6,370,351	96,173	6,686,622	128,324	7,985,997	106,107	16,508,070
Units redeemed	(7,124,056)	(77,083)	(6,559,458)	(41,799)	(15,800,083)	(49,686)	(36,576,455)
Units outstanding at end of year	32,534,815	210,484	34,696,888	214,865	80,948,823	277,745	163,313,915

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Goldman Sachs 4 Fund - Class I	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class I	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class I	JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class I
Operations
Net investment income (loss)	$(102,587)	$(34,234,566)	$(64,696)	$(15,324,043)	$(9,876)	$(73,650,764)	$(78,732)
Net realized gain (loss) on investments in Funds	1,362,947	202,985,248	439,907	47,582,889	89,860	453,190,567	640,529
Net change in unrealized appreciation
(depreciation) on investments in Funds	5,383,297	170,583,358	1,714,322	(7,104,611)	(562)	267,723,808	1,674,656
Net change in net assets
from operations	6,643,657	339,334,040	2,089,533	25,154,235	79,422	647,263,611	2,236,453

Contract transactions
Purchase payments	6,417,802	96,842,209	2,281,097	27,879,794	909,083	92,903,782	4,035,759
Surrenders and terminations	(591,471)	(187,884,515)	(381,389)	(115,344,462)	(54,747)	(479,262,376)	(101,383)
Transfers between Investment Divisions	3,098,715	(23,856,347)	883,488	11,640,651	(618,454)	(103,993,234)	2,059,217
Contract owner charges	(278,593)	(28,152,663)	(169,824)	(14,143,737)	(20,705)	(60,560,066)	(247,685)
Net change in net assets
from contract transactions	8,646,453	(143,051,316)	2,613,372	(89,967,754)	215,177	(550,911,894)	5,745,908

Net change in net assets	15,290,110	196,282,724	4,702,905	(64,813,519)	294,599	96,351,717	7,982,361

Net assets beginning of year	16,416,962	2,362,130,568	11,611,445	1,126,754,956	1,975,634	5,235,494,559	14,268,793

Net assets end of year	$31,707,072	$2,558,413,292	$16,314,350	$1,061,941,437	$2,270,233	$5,331,846,276	$22,251,154

Contract unit transactions
Units outstanding at beginning of year	625,178	66,279,419	365,110	68,292,728	125,698	153,384,548	505,138
Units issued	427,860	7,203,476	114,540	8,561,041	85,822	9,743,033	263,584
Units redeemed	(182,593)	(11,056,011)	(47,902)	(13,975,122)	(73,923)	(24,968,326)	(104,557)
Units outstanding at end of year	870,445	62,426,884	431,748	62,878,647	137,597	138,159,255	664,165

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Fund - Class I	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class I	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class I	JNL/Harris Oakmark Global Equity Fund - Class A
Operations
Net investment income (loss)	$(35,719,167)	$(20,620)	$(73,740,240)	$(23,412)	$(3,841,472)	$(52,423)	$(1,383,752)
Net realized gain (loss) on investments in Funds	145,625,857	403,755	364,993,722	561,121	13,445,259	579,416	18,911,149
Net change in unrealized appreciation
(depreciation) on investments in Funds	24,230,089	(72,170)	186,420,324	1,807	(25,632,193)	(1,019,830)	46,452,135
Net change in net assets
from operations	134,136,779	310,965	477,673,806	539,516	(16,028,406)	(492,837)	63,979,532

Contract transactions
Purchase payments	38,925,058	317,875	54,696,647	2,217,385	45,965,274	3,956,287	24,169,761
Surrenders and terminations	(250,688,468)	(202,295)	(504,540,901)	(345,953)	(14,400,483)	(385,805)	(41,377,327)
Transfers between Investment Divisions	(10,561,553)	(650,831)	(89,372,765)	302,658	72,173,527	1,478,716	85,261,695
Contract owner charges	(31,765,181)	(37,366)	(61,638,664)	(72,894)	(3,130,667)	(129,605)	(3,824,556)
Net change in net assets
from contract transactions	(254,090,144)	(572,617)	(600,855,683)	2,101,196	100,607,651	4,919,593	64,229,573

Net change in net assets	(119,953,365)	(261,652)	(123,181,877)	2,640,712	84,579,245	4,426,756	128,209,105

Net assets beginning of year	2,619,722,662	4,289,352	5,342,095,296	5,498,099	211,657,046	8,210,342	395,824,809

Net assets end of year	$2,499,769,297	$4,027,700	$5,218,913,419	$8,138,811	$296,236,291	$12,637,098	$524,033,914

Contract unit transactions
Units outstanding at beginning of year	129,168,825	208,881	186,063,154	212,466	15,331,685	572,240	31,021,924
Units issued	7,175,737	86,177	7,019,668	173,934	15,115,368	687,915	12,954,668
Units redeemed	(19,367,550)	(99,457)	(26,923,870)	(115,360)	(8,226,463)	(357,494)	(8,647,295)
Units outstanding at end of year	116,977,012	195,601	166,158,952	271,040	22,220,590	902,661	35,329,297

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class I	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class I	JNL/Invesco Global Growth Fund - Class A	JNL/Invesco Global Growth Fund - Class I
Operations
Net investment income (loss)	$67,874	$140,232	$30,752	$(1,774,610)	$(17,771)	$(24,653,901)	$(67,201)
Net realized gain (loss) on investments in Funds	735,776	4,020,624	87,268	5,293,693	154,577	146,211,491	819,284
Net change in unrealized appreciation
(depreciation) on investments in Funds	252,991	24,158,985	770,471	17,079,668	516,054	110,052,922	1,271,468
Net change in net assets
from operations	1,056,641	28,319,841	888,491	20,598,751	652,860	231,610,512	2,023,551

Contract transactions
Purchase payments	2,547,205	18,519,733	610,091	18,903,633	1,331,849	42,681,217	2,344,204
Surrenders and terminations	(397,334)	(4,291,742)	(44,112)	(6,340,044)	(293,801)	(135,438,193)	(508,640)
Transfers between Investment Divisions	1,153,218	106,005,342	3,117,671	20,710,694	150,154	(90,759,143)	960,560
Contract owner charges	(102,262)	(926,237)	(25,807)	(1,487,517)	(39,365)	(19,361,204)	(164,111)
Net change in net assets
from contract transactions	3,200,827	119,307,096	3,657,843	31,786,766	1,148,837	(202,877,323)	2,632,013

Net change in net assets	4,257,468	147,626,937	4,546,334	52,385,517	1,801,697	28,733,189	4,655,564

Net assets beginning of year	5,458,520	30,399,784	917,233	108,424,924	3,297,873	1,759,003,763	13,349,344

Net assets end of year	$9,715,988	$178,026,721	$5,463,567	$160,810,441	$5,099,570	$1,787,736,952	$18,004,908

Contract unit transactions
Units outstanding at beginning of year	412,072	2,784,043	82,424	9,472,110	279,628	48,862,139	280,951
Units issued	554,449	12,261,005	324,670	4,989,651	166,396	3,980,346	106,786
Units redeemed	(344,296)	(3,595,112)	(68,653)	(2,477,901)	(81,989)	(9,271,640)	(58,102)
Units outstanding at end of year	622,225	11,449,936	338,441	11,983,860	364,035	43,570,845	329,635

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class I	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class A
Operations
Net investment income (loss)	$(31,788,167)	$(101,624)	$(18,693,803)	$(10,261)	$(1,870,193)	$83,987	$(42,252,172)
Net realized gain (loss) on investments in Funds	291,058,986	2,601,243	62,738,749	70,218	12,102,500	291,534	336,931,232
Net change in unrealized appreciation
(depreciation) on investments in Funds	(127,951,916)	(1,509,078)	54,916,943	114,453	26,503,668	1,155,837	(8,700,130)
Net change in net assets
from operations	131,318,903	990,541	98,961,889	174,410	36,735,975	1,531,358	285,978,930

Contract transactions
Purchase payments	175,917,842	5,376,519	20,797,601	944,419	62,009,984	7,303,890	278,443,836
Surrenders and terminations	(168,733,667)	(705,138)	(132,263,367)	(33,881)	(27,293,480)	(177,786)	(225,131,160)
Transfers between Investment Divisions	(133,352,939)	(145,324)	(27,007,051)	426,678	104,500,592	2,915,338	(203,022,314)
Contract owner charges	(24,836,304)	(246,192)	(16,420,091)	(30,106)	(3,173,347)	(131,946)	(31,409,889)
Net change in net assets
from contract transactions	(151,005,068)	4,279,865	(154,892,908)	1,307,110	136,043,749	9,909,496	(181,119,527)

Net change in net assets	(19,686,165)	5,270,406	(55,931,019)	1,481,520	172,779,724	11,440,854	104,859,403

Net assets beginning of year	2,328,186,949	19,230,910	1,395,067,713	1,637,848	310,397,750	9,016,953	3,166,067,525

Net assets end of year	$2,308,500,784	$24,501,316	$1,339,136,694	$3,119,368	$483,177,474	$20,457,807	$3,270,926,928

Contract unit transactions
Units outstanding at beginning of year	40,069,682	254,439	104,571,489	112,579	25,761,406	729,676	31,759,572
Units issued	8,783,249	205,388	5,992,365	113,954	17,532,277	967,275	6,351,554
Units redeemed	(11,426,983)	(156,911)	(17,124,215)	(29,227)	(6,993,562)	(214,714)	(8,300,591)
Units outstanding at end of year	37,425,948	302,916	93,439,639	197,306	36,300,121	1,482,237	29,810,535

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Lazard International Strategic Equity Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class I
Operations
Net investment income (loss)	$(188,258)	$(16,709,805)	$(82,516)	$(10,684,729)	$(37,339)	$(669,670)	$10,964
Net realized gain (loss) on investments in Funds	3,783,423	12,295,054	85,657	41,211,715	288,793	4,461,738	84,091
Net change in unrealized appreciation
(depreciation) on investments in Funds	396,796	(45,055,675)	(603,328)	139,718,710	1,266,797	(226,914)	19,487
Net change in net assets
from operations	3,991,961	(49,470,426)	(600,187)	170,245,696	1,518,251	3,565,154	114,542

Contract transactions
Purchase payments	13,224,273	89,116,128	3,682,341	41,709,499	9,297,662	15,707,311	1,682,623
Surrenders and terminations	(1,761,344)	(124,043,946)	(989,162)	(67,529,265)	(512,595)	(6,173,162)	(32,409)
Transfers between Investment Divisions	(527,104)	(297,075,795)	(10,765,867)	37,473,118	1,174,629	24,126,276	719,282
Contract owner charges	(390,408)	(13,795,207)	(180,122)	(8,540,027)	(98,551)	(546,517)	(32,909)
Net change in net assets
from contract transactions	10,545,417	(345,798,820)	(8,252,810)	3,113,325	9,861,145	33,113,908	2,336,587

Net change in net assets	14,537,378	(395,269,246)	(8,852,997)	173,359,021	11,379,396	36,679,062	2,451,129

Net assets beginning of year	34,480,664	1,563,966,061	27,071,495	671,372,769	3,382,639	71,681,179	2,206,114

Net assets end of year	$49,018,042	$1,168,696,815	$18,218,498	$844,731,790	$14,762,035	$108,360,241	$4,657,243

Contract unit transactions
Units outstanding at beginning of year	242,423	66,443,736	815,657	46,449,299	192,462	4,344,689	133,444
Units issued	188,174	11,886,433	307,343	9,558,923	575,950	3,155,839	155,757
Units redeemed	(118,006)	(27,058,737)	(558,078)	(9,660,474)	(110,675)	(1,237,048)	(26,496)
Units outstanding at end of year	312,591	51,271,432	564,922	46,347,748	657,737	6,263,480	262,705

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class I	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class I	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class A
Operations
Net investment income (loss)	$(5,902,565)	$(12,398)	$(2,318,480)	$(5,297)	$(14,626,547)	$(82,202)	$(3,963,490)
Net realized gain (loss) on investments in Funds	39,192,029	238,377	2,175,542	104,372	10,081,496	60,128	28,904,798
Net change in unrealized appreciation
(depreciation) on investments in Funds	(14,584,085)	(86,530)	(2,272,120)	(96,271)	(31,999,081)	(270,218)	6,747,047
Net change in net assets
from operations	18,705,379	139,449	(2,415,058)	2,804	(36,544,132)	(292,292)	31,688,355

Contract transactions
Purchase payments	14,371,299	805,649	83,287,884	13,850,710	92,759,163	4,374,085	32,658,760
Surrenders and terminations	(36,760,240)	(109,857)	(46,567,582)	(2,371,125)	(99,395,012)	(515,919)	(22,409,405)
Transfers between Investment Divisions	(17,711,549)	(358,138)	31,286,779	(2,764,236)	181,664,374	5,052,980	54,968,799
Contract owner charges	(5,043,628)	(28,498)	(2,874,574)	(64,641)	(10,092,229)	(138,363)	(3,086,300)
Net change in net assets
from contract transactions	(45,144,118)	309,156	65,132,507	8,650,708	164,936,296	8,772,783	62,131,854

Net change in net assets	(26,438,739)	448,605	62,717,449	8,653,512	128,392,164	8,480,491	93,820,209

Net assets beginning of year	433,958,250	2,235,662	187,267,930	4,261,453	1,059,817,671	13,881,366	232,677,219

Net assets end of year	$407,519,511	$2,684,267	$249,985,379	$12,914,965	$1,188,209,835	$22,361,857	$326,497,428

Contract unit transactions
Units outstanding at beginning of year	28,765,697	143,830	18,073,170	408,243	65,345,798	665,833	16,117,816
Units issued	3,018,533	76,542	27,803,197	2,824,305	27,928,190	693,901	10,957,094
Units redeemed	(5,860,694)	(56,457)	(21,535,291)	(1,998,622)	(18,160,194)	(264,708)	(7,314,518)
Units outstanding at end of year	25,923,536	163,915	24,341,076	1,233,926	75,113,794	1,095,026	19,760,392

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class I	JNL/Mellon Dow Index Fund - Class A	JNL/Mellon Dow Index Fund - Class I
Operations
Net investment income (loss)	$(23,680)	$(23,815,262)	$(66,125)	$(2,715,485)	$(14,188)	$(16,793,823)	$(79,011)
Net realized gain (loss) on investments in Funds	713,734	208,573,355	2,128,597	13,218,738	123,804	92,178,425	794,249
Net change in unrealized appreciation
(depreciation) on investments in Funds	(114,843)	151,879,314	739,035	19,309,493	386,988	134,433,767	2,445,217
Net change in net assets
from operations	575,211	336,637,407	2,801,507	29,812,746	496,604	209,818,369	3,160,455

Contract transactions
Purchase payments	1,043,258	120,231,429	3,325,512	25,427,856	897,234	86,653,570	5,069,063
Surrenders and terminations	(124,970)	(135,389,756)	(704,154)	(13,892,659)	(136,099)	(88,396,877)	(508,444)
Transfers between Investment Divisions	(150,430)	(49,035,910)	(716,335)	2,580,021	(97,993)	33,539,805	1,584,256
Contract owner charges	(67,271)	(18,223,573)	(138,196)	(2,233,027)	(35,955)	(12,584,426)	(159,673)
Net change in net assets
from contract transactions	700,587	(82,417,810)	1,766,827	11,882,191	627,187	19,212,072	5,985,202

Net change in net assets	1,275,798	254,219,597	4,568,334	41,694,937	1,123,791	229,030,441	9,145,657

Net assets beginning of year	4,312,765	1,670,471,494	12,377,677	206,261,437	3,094,811	1,118,914,823	13,958,079

Net assets end of year	$5,588,563	$1,924,691,091	$16,946,011	$247,956,374	$4,218,602	$1,347,945,264	$23,103,736

Contract unit transactions
Units outstanding at beginning of year	223,523	31,652,399	173,043	16,030,249	231,273	41,538,579	393,798
Units issued	223,860	7,175,032	167,574	7,025,653	119,522	9,577,598	250,348
Units redeemed	(196,641)	(8,742,645)	(146,425)	(6,277,246)	(79,504)	(9,089,323)	(98,669)
Units outstanding at end of year	250,742	30,084,786	194,192	16,778,656	271,291	42,026,854	545,477

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class A
Operations
Net investment income (loss)	$(13,851,887)	$(71,863)	$(15,384,254)	$(47,318)	$(18,096,451)	$(74,147)	$(48,176,951)
Net realized gain (loss) on investments in Funds	49,136,967	942,294	(13,677,245)	1,004,665	106,620,667	1,513,338	254,199,414
Net change in unrealized appreciation
(depreciation) on investments in Funds	(84,399,488)	(1,675,193)	436,742,375	1,881,733	203,206,831	1,729,778	412,571,947
Net change in net assets
from operations	(49,114,408)	(804,762)	407,680,876	2,839,080	291,731,047	3,168,969	618,594,410

Contract transactions
Purchase payments	50,699,448	4,453,889	68,492,016	2,847,490	89,701,726	4,109,031	201,697,785
Surrenders and terminations	(72,991,849)	(452,679)	(93,340,773)	(464,123)	(100,994,071)	(438,376)	(274,916,172)
Transfers between Investment Divisions	3,270,722	1,027,252	139,440,073	4,019,318	204,814,188	6,911,437	(52,924,453)
Contract owner charges	(11,429,196)	(163,860)	(13,065,511)	(101,286)	(14,482,106)	(160,523)	(37,713,585)
Net change in net assets
from contract transactions	(30,450,875)	4,864,602	101,525,805	6,301,399	179,039,737	10,421,569	(163,856,425)

Net change in net assets	(79,565,283)	4,059,840	509,206,681	9,140,479	470,770,784	13,590,538	454,737,985

Net assets beginning of year	1,045,448,745	14,184,301	768,162,999	3,527,420	1,018,209,951	9,017,078	3,427,547,551

Net assets end of year	$965,883,462	$18,244,141	$1,277,369,680	$12,667,899	$1,488,980,735	$22,607,616	$3,882,285,536

Contract unit transactions
Units outstanding at beginning of year	80,953,175	969,667	41,797,579	140,631	56,049,499	366,893	75,636,579
Units issued	16,078,650	797,097	22,478,783	479,785	25,757,462	640,017	11,314,734
Units redeemed	(18,610,578)	(472,435)	(18,922,360)	(292,012)	(17,790,690)	(292,187)	(14,935,859)
Units outstanding at end of year	78,421,247	1,294,329	45,354,002	328,404	64,016,271	714,723	72,015,454

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class A	JNL/Mellon International Index Fund - Class I
Operations
Net investment income (loss)	$(126,044)	$(2,512,671)	$(22,070)	$(63,258,389)	$(275,027)	$(27,098,544)	$(174,443)
Net realized gain (loss) on investments in Funds	1,716,641	12,692,803	677,247	632,198,636	6,592,923	35,137,593	622,203
Net change in unrealized appreciation
(depreciation) on investments in Funds	3,582,221	16,131,456	138,614	749,721,972	11,971,090	127,805,477	2,438,148
Net change in net assets
from operations	5,172,818	26,311,588	793,791	1,318,662,219	18,288,986	135,844,526	2,885,908

Contract transactions
Purchase payments	5,885,605	24,202,277	2,510,168	307,476,886	12,710,704	95,036,741	7,276,017
Surrenders and terminations	(1,003,148)	(13,871,171)	(315,370)	(321,477,024)	(2,024,619)	(162,044,311)	(1,318,345)
Transfers between Investment Divisions	1,701,224	87,167,208	(1,481,353)	(317,654,169)	(1,272,649)	988,085,413	19,371,986
Contract owner charges	(310,960)	(2,044,489)	(40,885)	(50,198,511)	(650,425)	(20,581,968)	(381,363)
Net change in net assets
from contract transactions	6,272,721	95,453,825	672,560	(381,852,818)	8,763,011	900,495,875	24,948,295

Net change in net assets	11,445,539	121,765,413	1,466,351	936,809,401	27,051,997	1,036,340,401	27,834,203

Net assets beginning of year	23,100,052	101,673,813	3,239,313	4,505,629,047	54,066,402	1,348,997,319	22,438,363

Net assets end of year	$34,545,591	$223,439,226	$4,705,664	$5,442,438,448	$81,118,399	$2,385,337,720	$50,272,566

Contract unit transactions
Units outstanding at beginning of year	376,368	7,869,080	241,321	125,181,895	1,111,565	59,681,299	763,090
Units issued	233,975	13,125,398	405,362	21,156,116	581,943	53,033,070	1,006,912
Units redeemed	(140,451)	(6,499,757)	(356,617)	(31,653,025)	(433,423)	(16,358,844)	(215,965)
Units outstanding at end of year	469,892	14,494,721	290,066	114,684,986	1,260,085	96,355,525	1,554,037

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Materials Sector Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class I	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class A
Operations
Net investment income (loss)	$(2,016,988)	$(21,322)	$(74,106,554)	$(410,739)	$(2,032,191)	$(42,887)	$(43,828,698)
Net realized gain (loss) on investments in Funds	13,210,396	390,896	651,928,683	9,414,435	11,079,249	460,570	237,704,891
Net change in unrealized appreciation
(depreciation) on investments in Funds	15,169,603	555,050	686,250,931	12,872,073	38,433,758	2,710,966	453,967,610
Net change in net assets
from operations	26,363,011	924,624	1,264,073,060	21,875,769	47,480,816	3,128,649	647,843,803

Contract transactions
Purchase payments	20,683,719	2,383,876	484,938,388	24,689,135	23,083,890	2,379,178	189,671,903
Surrenders and terminations	(12,515,960)	(338,559)	(367,082,492)	(4,655,064)	(8,965,783)	(327,984)	(255,928,698)
Transfers between Investment Divisions	75,188,836	1,396,906	(295,460,032)	(1,727,858)	68,723,713	3,289,239	32,051,454
Contract owner charges	(1,562,085)	(38,008)	(59,508,822)	(932,154)	(1,708,303)	(97,063)	(33,060,942)
Net change in net assets
from contract transactions	81,794,510	3,404,215	(237,112,958)	17,374,059	81,133,517	5,243,370	(67,266,283)

Net change in net assets	108,157,521	4,328,839	1,026,960,102	39,249,828	128,614,333	8,372,019	580,577,520

Net assets beginning of year	72,348,576	1,968,363	5,324,342,584	79,233,379	97,480,980	6,312,437	2,901,024,423

Net assets end of year	$180,506,097	$6,297,202	$6,351,302,686	$118,483,207	$226,095,313	$14,684,456	$3,481,601,943

Contract unit transactions
Units outstanding at beginning of year	5,953,673	155,918	89,030,950	1,279,043	8,680,599	541,675	68,749,972
Units issued	15,161,431	517,376	18,916,566	727,043	12,131,045	561,428	13,535,038
Units redeemed	(9,392,531)	(284,599)	(23,256,583)	(512,040)	(6,133,797)	(194,407)	(15,135,726)
Units outstanding at end of year	11,722,573	388,695	84,690,933	1,494,046	14,677,847	908,696	67,149,284

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class I	JNL/Mellon U.S. Stock Market Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class I	JNL/Mellon Utilities Sector Fund - Class A
Operations
Net investment income (loss)	$(247,149)	$(140,036,373)	$(34,961,259)	$(225,126)	$(58,306,506)	$(260,725)	$(3,309,517)
Net realized gain (loss) on investments in Funds	3,397,345	727,150,782	215,663,591	3,410,244	104,126,744	2,685,696	9,901,219
Net change in unrealized appreciation
(depreciation) on investments in Funds	7,647,791	1,920,203,423	358,307,553	6,958,731	675,292,266	9,165,620	31,427,780
Net change in net assets
from operations	10,797,987	2,507,317,832	539,009,885	10,143,849	721,112,504	11,590,591	38,019,482

Contract transactions
Purchase payments	10,883,526	875,218,591	160,480,175	11,832,698	146,056,658	11,164,634	23,124,309
Surrenders and terminations	(2,255,323)	(750,175,038)	(198,689,828)	(1,358,774)	(358,068,930)	(1,596,809)	(19,459,382)
Transfers between Investment Divisions	5,664,177	29,181,631	7,816,220	4,839,104	4,805,219,020	34,937,288	(7,966,132)
Contract owner charges	(507,978)	(108,064,108)	(25,814,715)	(479,318)	(46,681,914)	(621,791)	(2,292,544)
Net change in net assets
from contract transactions	13,784,402	46,161,076	(56,208,148)	14,833,710	4,546,524,834	43,883,322	(6,593,749)

Net change in net assets	24,582,389	2,553,478,908	482,801,737	24,977,559	5,267,637,338	55,473,913	31,425,733

Net assets beginning of year	41,612,324	9,490,834,431	2,202,349,963	35,209,355	788,063,424	23,953,950	268,414,365

Net assets end of year	$66,194,713	$12,044,313,339	$2,685,151,700	$60,186,914	$6,055,700,762	$79,427,863	$299,840,098

Contract unit transactions
Units outstanding at beginning of year	761,147	282,021,619	61,108,436	753,916	52,102,812	1,521,291	15,574,447
Units issued	450,533	52,350,475	15,715,010	532,085	339,961,636	3,601,504	5,245,063
Units redeemed	(231,458)	(52,330,092)	(17,142,437)	(258,747)	(68,660,641)	(1,090,500)	(5,753,036)
Units outstanding at end of year	980,222	282,042,002	59,681,009	1,027,254	323,403,807	4,032,295	15,066,474

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Utilities Sector Fund - Class I	JNL/Mellon World Index Fund - Class A	JNL/Mellon World Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class A	JNL/MFS Mid Cap Value Fund - Class I	JNL/Morningstar PitchBook Listed Private Equity Index Fund - Class A(a)	JNL/Morningstar U.S. Sustainability Index Fund - Class A
Operations
Net investment income (loss)	$(18,082)	$(564,209)	$79,555	$(24,567,808)	$(87,244)	$(5,840)	$(2,432,931)
Net realized gain (loss) on investments in Funds	111,302	27,054,626	471,090	131,854,761	1,036,330	10,680	13,607,923
Net change in unrealized appreciation
(depreciation) on investments in Funds	580,461	40,450,382	589,152	332,564,865	3,922,932	155,813	36,855,024
Net change in net assets
from operations	673,681	66,940,799	1,139,797	439,851,818	4,872,018	160,653	48,030,016

Contract transactions
Purchase payments	758,861	16,385,593	3,279,931	85,489,132	5,923,244	1,386,966	33,750,533
Surrenders and terminations	(181,888)	(31,986,364)	(392,720)	(145,450,062)	(818,012)	(82,796)	(7,059,845)
Transfers between Investment Divisions	79,507	431,991	(311,916)	108,904,131	6,075,562	2,340,128	93,740,286
Contract owner charges	(38,924)	(3,135,270)	(51,679)	(19,850,211)	(171,313)	(224)	(1,913,597)
Net change in net assets
from contract transactions	617,556	(18,304,050)	2,523,616	29,092,990	11,009,481	3,644,074	118,517,377

Net change in net assets	1,291,237	48,636,749	3,663,413	468,944,808	15,881,499	3,804,727	166,547,393

Net assets beginning of year	3,695,876	353,758,964	4,271,613	1,522,702,925	11,121,519	—	132,736,434

Net assets end of year	$4,987,113	$402,395,713	$7,935,026	$1,991,647,733	$27,003,018	$3,804,727	$299,283,827

Contract unit transactions
Units outstanding at beginning of year	217,234	12,462,732	113,117	56,682,133	334,089	—	8,158,402
Units issued	122,946	1,913,241	116,866	15,634,181	418,549	335,973	9,274,165
Units redeemed	(89,035)	(2,560,838)	(55,693)	(14,880,747)	(130,081)	(19,304)	(3,175,570)
Units outstanding at end of year	251,145	11,815,135	174,290	57,435,567	622,557	316,669	14,256,997

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Morningstar U.S. Sustainability Index Fund - Class I	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class I	JNL/Neuberger Berman Commodity Strategy Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class I
Operations
Net investment income (loss)	$(28,894)	$321,732	$90,882	$(184,393)	$(8,276,226)	$(28,516)
Net realized gain (loss) on investments in Funds	765,402	49,082,419	1,310,410	1,106,112	12,321,138	83,894
Net change in unrealized appreciation
(depreciation) on investments in Funds	951,541	5,804,429	78,938	3,294,524	3,737,539	98,425
Net change in net assets
from operations	1,688,049	55,208,580	1,480,230	4,216,243	7,782,451	153,803

Contract transactions
Purchase payments	2,324,167	36,942,424	3,269,120	2,742,704	37,472,472	2,210,220
Surrenders and terminations	(425,208)	(20,280,751)	(372,390)	(1,774,786)	(53,226,662)	(304,302)
Transfers between Investment Divisions	2,333,927	71,761,375	430,522	6,447,106	75,479,319	1,880,078
Contract owner charges	(63,647)	(3,137,207)	(65,841)	(4,843)	(6,509,207)	(44,029)
Net change in net assets
from contract transactions	4,169,239	85,285,841	3,261,411	7,410,181	53,215,922	3,741,967

Net change in net assets	5,857,288	140,494,421	4,741,641	11,626,424	60,998,373	3,895,770

Net assets beginning of year	4,623,605	231,075,486	5,284,420	11,822,245	592,702,782	4,851,237

Net assets end of year	$10,480,893	$371,569,907	$10,026,061	$23,448,669	$653,701,155	$8,747,007

Contract unit transactions
Units outstanding at beginning of year	272,841	17,045,322	373,038	1,881,005	47,287,328	344,241
Units issued	406,566	10,907,824	378,851	2,369,000	14,649,258	347,217
Units redeemed	(205,504)	(5,659,285)	(180,716)	(1,346,353)	(10,552,265)	(86,367)
Units outstanding at end of year	473,903	22,293,861	571,173	2,903,652	51,384,321	605,091

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Newton Equity Income Fund - Class A	JNL/Newton Equity Income Fund - Class I	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Income Fund - Class I	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class I	JNL/PIMCO Real Return Fund - Class A
Operations
Net investment income (loss)	$(4,791,933)	$(26,656)	$(10,132,343)	$(111,407)	$(7,846,124)	$(55,553)	$(15,919,157)
Net realized gain (loss) on investments in Funds	36,015,895	661,365	12,402,368	354,652	13,715,028	163,708	22,404,731
Net change in unrealized appreciation
(depreciation) on investments in Funds	52,983,146	785,325	3,371,033	205,136	(25,635,307)	(341,995)	39,524,925
Net change in net assets
from operations	84,207,108	1,420,034	5,641,058	448,381	(19,766,403)	(233,840)	46,010,499

Contract transactions
Purchase payments	39,314,657	3,061,574	76,850,974	5,024,560	51,768,030	2,779,713	89,372,635
Surrenders and terminations	(27,774,263)	(45,764)	(57,925,212)	(1,754,576)	(50,506,977)	(350,217)	(116,028,202)
Transfers between Investment Divisions	229,989,799	1,900,087	93,637,172	1,203,790	(57,658,031)	(324,674)	178,306,717
Contract owner charges	(2,829,934)	(69,231)	(6,992,885)	(194,940)	(5,568,005)	(92,781)	(12,765,905)
Net change in net assets
from contract transactions	238,700,259	4,846,666	105,570,049	4,278,834	(61,964,983)	2,012,041	138,885,245

Net change in net assets	322,907,367	6,266,700	111,211,107	4,727,215	(81,731,386)	1,778,201	184,895,744

Net assets beginning of year	187,708,871	2,925,478	749,074,470	23,286,258	668,209,981	12,303,184	1,150,817,612

Net assets end of year	$510,616,238	$9,192,178	$860,285,577	$28,013,473	$586,478,595	$14,081,385	$1,335,713,356

Contract unit transactions
Units outstanding at beginning of year	7,840,631	140,898	68,633,551	2,058,082	47,738,481	833,250	72,917,937
Units issued	16,838,913	342,296	27,234,776	902,794	12,327,940	385,763	27,407,290
Units redeemed	(8,254,229)	(174,998)	(17,667,635)	(529,761)	(17,048,020)	(247,842)	(19,174,036)
Units outstanding at end of year	16,425,315	308,196	78,200,692	2,431,115	43,018,401	971,171	81,151,191

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/PIMCO Real Return Fund - Class I	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class I	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America High Yield Bond Fund - Class I	JNL/PPM America Total Return Fund - Class A	JNL/PPM America Total Return Fund - Class I
Operations
Net investment income (loss)	$(50,819)	$(14,276,481)	$(37,095)	$(18,209,418)	$(38,119)	$(9,338,351)	$(41,485)
Net realized gain (loss) on investments in Funds	257,917	12,935,542	54,283	29,765,277	190,530	12,719,001	164,094
Net change in unrealized appreciation
(depreciation) on investments in Funds	410,743	26,419,794	271,390	46,733,990	323,116	(21,855,169)	(259,346)
Net change in net assets
from operations	617,841	25,078,855	288,578	58,289,849	475,527	(18,474,519)	(136,737)

Contract transactions
Purchase payments	3,798,544	75,055,728	2,928,129	71,292,364	2,272,744	76,460,317	2,159,523
Surrenders and terminations	(418,502)	(98,440,739)	(473,092)	(124,374,050)	(304,089)	(56,556,206)	(712,845)
Transfers between Investment Divisions	3,014,719	115,436,761	2,692,195	122,547,367	1,135,345	(30,056,136)	231,960
Contract owner charges	(94,290)	(10,979,242)	(63,017)	(13,540,272)	(56,713)	(6,955,109)	(63,706)
Net change in net assets
from contract transactions	6,300,471	81,072,508	5,084,215	55,925,409	3,047,287	(17,107,134)	1,614,932

Net change in net assets	6,918,312	106,151,363	5,372,793	114,215,258	3,522,814	(35,581,653)	1,478,195

Net assets beginning of year	8,340,532	996,246,823	5,324,289	1,310,103,615	7,031,215	760,691,073	9,017,167

Net assets end of year	$15,258,844	$1,102,398,186	$10,697,082	$1,424,318,873	$10,554,029	$725,109,420	$10,495,362

Contract unit transactions
Units outstanding at beginning of year	433,374	83,684,658	466,792	53,673,988	209,615	39,193,751	565,590
Units issued	566,727	28,937,688	520,002	12,741,626	148,785	10,853,291	326,476
Units redeemed	(244,564)	(22,317,146)	(104,082)	(10,678,393)	(60,139)	(11,926,119)	(208,197)
Units outstanding at end of year	755,537	90,305,200	882,712	55,737,221	298,261	38,120,923	683,869

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class I	JNL/T. Rowe Price Capital Appreciation Fund - Class A
Operations
Net investment income (loss)	$(6,318,896)	$(24,438)	$(35,397,659)	$(29,076)	$(5,535,273)	$(7,383)	$(115,509,887)
Net realized gain (loss) on investments in Funds	12,568,633	475,347	157,818,678	626,773	27,113,491	46,092	383,090,320
Net change in unrealized appreciation
(depreciation) on investments in Funds	105,948,269	744,049	417,882,134	1,031,901	33,049,477	131,054	1,127,037,065
Net change in net assets
from operations	112,198,006	1,194,958	540,303,153	1,629,598	54,627,695	169,763	1,394,617,498

Contract transactions
Purchase payments	19,388,985	1,388,678	17,596,473	5,328,021	53,940,655	1,135,353	1,338,033,446
Surrenders and terminations	(37,449,384)	(57,343)	(269,618,556)	(744,468)	(59,415,263)	(20,772)	(555,033,488)
Transfers between Investment Divisions	28,439,962	1,891,666	(116,001,361)	(185,933)	9,681,667	461,995	672,732,340
Contract owner charges	(4,839,863)	(62,206)	(19,403,248)	(41,942)	(1,216,937)	(16,973)	(83,313,563)
Net change in net assets
from contract transactions	5,539,700	3,160,795	(387,426,692)	4,355,678	2,990,122	1,559,603	1,372,418,735

Net change in net assets	117,737,706	4,355,753	152,876,461	5,985,276	57,617,817	1,729,366	2,767,036,233

Net assets beginning of year	388,632,122	2,154,789	2,356,466,220	5,230,092	474,608,239	659,388	7,864,908,692

Net assets end of year	$506,369,828	$6,510,542	$2,509,342,681	$11,215,368	$532,226,056	$2,388,754	$10,631,944,925

Contract unit transactions
Units outstanding at beginning of year	21,769,264	99,411	95,265,031	165,430	33,426,230	43,508	386,758,270
Units issued	8,023,132	260,018	3,311,283	298,475	7,698,358	133,787	125,849,786
Units redeemed	(7,766,990)	(128,038)	(17,184,953)	(182,837)	(7,467,212)	(37,196)	(64,010,365)
Units outstanding at end of year	22,025,406	231,391	81,391,361	281,068	33,657,376	140,099	448,597,691

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/T. Rowe Price Capital Appreciation Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class I
Operations
Net investment income (loss)	$(709,610)	$(123,101,594)	$(451,191)	$(82,168,067)	$(241,161)	$(17,235,471)	$(99,749)
Net realized gain (loss) on investments in Funds	7,000,321	789,975,635	7,584,252	476,211,296	3,003,174	23,239,563	319,368
Net change in unrealized appreciation
(depreciation) on investments in Funds	19,316,881	442,906,695	5,698,207	262,681,916	3,629,699	(28,117,762)	(376,336)
Net change in net assets
from operations	25,607,592	1,109,780,736	12,831,268	656,725,145	6,391,712	(22,113,670)	(156,717)

Contract transactions
Purchase payments	40,993,591	609,761,133	17,148,526	328,705,801	11,394,262	183,778,482	9,984,448
Surrenders and terminations	(7,034,346)	(643,078,172)	(3,015,081)	(430,230,877)	(1,648,181)	(164,513,435)	(1,815,188)
Transfers between Investment Divisions	284,510	76,046,455	3,636,944	(253,869,729)	(2,171,587)	(102,057,899)	1,594,937
Contract owner charges	(1,628,749)	(95,817,404)	(1,029,260)	(68,792,625)	(502,180)	(13,908,566)	(159,763)
Net change in net assets
from contract transactions	32,615,006	(53,087,988)	16,741,129	(424,187,430)	7,072,314	(96,701,418)	9,604,434

Net change in net assets	58,222,598	1,056,692,748	29,572,397	232,537,715	13,464,026	(118,815,088)	9,447,717

Net assets beginning of year	134,641,464	8,695,652,077	89,079,336	5,961,538,630	48,931,358	1,406,983,790	18,059,289

Net assets end of year	$192,864,062	$9,752,344,825	$118,651,733	$6,194,076,345	$62,395,384	$1,288,168,702	$27,507,006

Contract unit transactions
Units outstanding at beginning of year	6,401,756	69,364,655	499,757	36,175,748	204,669	128,092,475	1,352,792
Units issued	2,883,128	13,293,023	243,306	4,025,805	75,275	52,105,349	1,857,186
Units redeemed	(1,506,941)	(14,046,125)	(158,450)	(6,575,299)	(47,184)	(61,269,908)	(1,131,749)
Units outstanding at end of year	7,777,943	68,611,553	584,613	33,626,254	232,760	118,927,916	2,078,229

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/T. Rowe Price U.S. High Yield Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class I	JNL/T. Rowe Price Value Fund - Class A	JNL/T. Rowe Price Value Fund - Class I	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class I	JNL/Vanguard Moderate ETF Allocation Fund - Class A
Operations
Net investment income (loss)	$(1,800,737)	$(13,032)	$(35,381,116)	$(176,916)	$(22,082,759)	$(194,048)	$(6,002,622)
Net realized gain (loss) on investments in Funds	4,061,914	44,510	144,934,511	1,206,765	32,696,335	1,788,113	14,247,641
Net change in unrealized appreciation
(depreciation) on investments in Funds	2,749,348	97,913	514,514,598	7,968,349	139,579,873	3,690,490	15,684,728
Net change in net assets
from operations	5,010,525	129,391	624,067,993	8,998,198	150,193,449	5,284,555	23,929,747

Contract transactions
Purchase payments	19,820,344	1,148,239	203,616,908	8,692,934	141,650,694	10,995,107	105,659,006
Surrenders and terminations	(12,519,936)	(179,226)	(194,146,925)	(765,367)	(107,417,850)	(2,218,968)	(37,385,477)
Transfers between Investment Divisions	1,748,158	538,930	439,385,635	16,484,671	1,446,469,120	12,089,421	3,713,153
Contract owner charges	(1,233,369)	(27,996)	(26,097,975)	(371,405)	(18,692,479)	(479,180)	(4,807,624)
Net change in net assets
from contract transactions	7,815,197	1,479,947	422,757,643	24,040,833	1,462,009,485	20,386,380	67,179,058

Net change in net assets	12,825,722	1,609,338	1,046,825,636	33,039,031	1,612,202,934	25,670,935	91,108,805

Net assets beginning of year	138,408,704	2,056,727	2,111,055,213	22,274,088	589,736,375	29,325,989	444,532,933

Net assets end of year	$151,234,426	$3,666,065	$3,157,880,849	$55,313,119	$2,201,939,309	$54,996,924	$535,641,738

Contract unit transactions
Units outstanding at beginning of year	11,904,296	172,927	54,808,654	435,365	45,596,883	2,174,643	37,363,146
Units issued	5,141,259	182,438	21,128,890	499,539	125,621,146	2,089,357	14,055,629
Units redeemed	(4,484,595)	(62,058)	(11,905,945)	(98,936)	(20,219,843)	(697,838)	(8,595,429)
Units outstanding at end of year	12,560,960	293,307	64,031,599	835,968	150,998,186	3,566,162	42,823,346

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Vanguard Moderate ETF Allocation Fund - Class I	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class I	JNL/WCM Focused International Equity Fund - Class A	JNL/WCM Focused International Equity Fund - Class I	JNL/Westchester Capital Event Driven Fund - Class A
Operations
Net investment income (loss)	$(66,832)	$(9,783,094)	$(129,915)	$(6,187,054)	$(60,427)	$(596,929)
Net realized gain (loss) on investments in Funds	482,432	19,315,998	555,394	73,997,228	2,214,197	1,761,845
Net change in unrealized appreciation
(depreciation) on investments in Funds	511,221	52,434,081	2,254,088	(1,525,926)	(307,871)	(856,350)
Net change in net assets
from operations	926,821	61,966,985	2,679,567	66,284,248	1,845,899	308,566

Contract transactions
Purchase payments	3,028,982	122,224,142	7,930,258	68,759,941	4,542,886	6,999,684
Surrenders and terminations	(936,936)	(48,207,135)	(1,107,522)	(27,289,077)	(433,436)	(3,532,345)
Transfers between Investment Divisions	911,749	230,690,480	7,703,812	124,534,668	4,537,000	10,185,007
Contract owner charges	(98,351)	(8,251,993)	(265,394)	(4,664,882)	(135,549)	(420,322)
Net change in net assets
from contract transactions	2,905,444	296,455,494	14,261,154	161,340,650	8,510,901	13,232,024

Net change in net assets	3,832,265	358,422,479	16,940,721	227,624,898	10,356,800	13,540,590

Net assets beginning of year	13,905,568	570,137,230	20,269,713	387,246,126	9,556,208	38,755,631

Net assets end of year	$17,737,833	$928,559,709	$37,210,434	$614,871,024	$19,913,008	$52,296,221

Contract unit transactions
Units outstanding at beginning of year	1,123,148	45,961,142	1,568,697	17,755,750	404,072	3,241,699
Units issued	499,718	32,061,735	1,294,698	11,549,421	482,390	2,463,662
Units redeemed	(277,204)	(9,373,129)	(255,859)	(4,937,287)	(166,733)	(1,410,309)
Units outstanding at end of year	1,345,662	68,649,748	2,607,536	24,367,884	719,729	4,295,052

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/Westchester Capital Event Driven Fund - Class I	JNL/Western Asset Global Multi-Sector Bond Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class I	JNL/William Blair International Leaders Fund - Class A	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class A	JNL/WMC Balanced Fund - Class I
Operations
Net investment income (loss)	$(4,084)	$(6,298,273)	$(15,501)	$(1,344,809)	$119,265	$(119,273,988)	$(275,272)
Net realized gain (loss) on investments in Funds	8,755	(28,621,161)	(155,182)	49,780,472	380,154	408,141,805	1,365,240
Net change in unrealized appreciation
(depreciation) on investments in Funds	13,296	7,011,661	10,653	(8,199,879)	(169,966)	1,169,133,695	9,528,115
Net change in net assets
from operations	17,967	(27,907,773)	(160,030)	40,235,784	329,453	1,458,001,512	10,618,083

Contract transactions
Purchase payments	84,537	13,104,069	433,432	32,122,906	7,374,246	720,064,270	17,775,576
Surrenders and terminations	(23,534)	(44,733,121)	(173,092)	(67,245,545)	(522,793)	(665,356,765)	(2,210,401)
Transfers between Investment Divisions	320,731	21,007,936	(9,099)	(11,314,427)	200,519	(131,518,460)	2,965,615
Contract owner charges	(8,493)	(4,609,181)	(23,497)	(8,529,923)	(84,984)	(99,895,795)	(714,991)
Net change in net assets
from contract transactions	373,241	(15,230,297)	227,744	(54,966,989)	6,966,988	(176,706,750)	17,815,799

Net change in net assets	391,208	(43,138,070)	67,714	(14,731,205)	7,296,441	1,281,294,762	28,433,882

Net assets beginning of year	743,323	508,280,258	3,587,821	841,335,800	4,547,843	8,613,750,846	49,118,529

Net assets end of year	$1,134,531	$465,142,188	$3,655,535	$826,604,595	$11,844,284	$9,895,045,608	$77,552,411

Contract unit transactions
Units outstanding at beginning of year	59,452	47,746,772	299,263	29,821,642	110,630	144,262,406	579,844
Units issued	35,143	7,433,057	83,638	3,673,356	206,812	18,636,985	273,414
Units redeemed	(6,209)	(8,940,243)	(63,368)	(5,628,988)	(46,425)	(21,820,126)	(78,984)
Units outstanding at end of year	88,386	46,239,586	319,533	27,866,010	271,017	141,079,265	774,274

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

	JNL/WMC Equity Income Fund - Class A	JNL/WMC Equity Income Fund - Class I	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class A
Operations
Net investment income (loss)	$(7,276,231)	$(77,520)	$(12,023,340)	$(14,981)	$(27,267,442)	$(146,537)	$(10,499,140)
Net realized gain (loss) on investments in Funds	35,186,761	836,328	16,566,462	93,567	2,019	31	32,372,454
Net change in unrealized appreciation
(depreciation) on investments in Funds	93,218,168	3,161,500	197,060,614	718,276	—	—	147,668,854
Net change in net assets
from operations	121,128,698	3,920,308	201,603,736	796,862	(27,265,423)	(146,506)	169,542,168

Contract transactions
Purchase payments	53,141,879	2,547,261	20,715,767	997,485	748,703,142	32,000,359	33,327,941
Surrenders and terminations	(31,810,024)	(422,601)	(80,767,862)	(110,219)	(687,266,981)	(5,995,977)	(55,331,944)
Transfers between Investment Divisions	(37,350,339)	(419,408)	(22,005,386)	128,144	(321,471,507)	(36,141,229)	(16,768,477)
Contract owner charges	(5,949,844)	(137,968)	(9,468,789)	(33,389)	(26,352,652)	(448,591)	(8,297,205)
Net change in net assets
from contract transactions	(21,968,328)	1,567,284	(91,526,270)	982,021	(286,387,998)	(10,585,438)	(47,069,685)

Net change in net assets	99,160,370	5,487,592	110,077,466	1,778,883	(313,653,421)	(10,731,944)	122,472,483

Net assets beginning of year	500,705,056	14,029,200	839,871,140	2,660,274	2,259,746,758	40,751,978	692,118,486

Net assets end of year	$599,865,426	$19,516,792	$949,948,606	$4,439,157	$1,946,093,337	$30,020,034	$814,590,969

Contract unit transactions
Units outstanding at beginning of year	41,296,754	1,117,901	47,691,349	127,093	188,938,184	2,466,107	16,184,663
Units issued	10,379,920	398,475	4,498,872	78,961	189,701,848	3,934,461	1,946,578
Units redeemed	(11,832,876)	(277,380)	(9,097,036)	(38,675)	(214,677,680)	(4,589,450)	(2,949,309)
Units outstanding at end of year	39,843,798	1,238,996	43,093,185	167,379	163,962,352	1,811,118	15,181,932

See Notes to the Financial Statements.

Jackson National Separate Account I
Statements of Changes in Net Assets
December 31, 2021

JNL/WMC Value Fund - Class I
Operations
Net investment income (loss)	$(29,980)
Net realized gain (loss) on investments in Funds	449,947
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,009,912
Net change in net assets
from operations	1,429,879

Contract transactions
Purchase payments	3,326,119
Surrenders and terminations	(420,676)
Transfers between Investment Divisions	928,051
Contract owner charges	(46,033)
Net change in net assets
from contract transactions	3,787,461

Net change in net assets	5,217,340

Net assets beginning of year	3,973,424

Net assets end of year	$9,190,764

Contract unit transactions
Units outstanding at beginning of year	71,555
Units issued	129,670
Units redeemed	(68,794)
Units outstanding at end of year	132,431

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL Aggressive Growth Allocation Fund - Class A
12/31/2022	1,253,126	75,008	0.00	13.459100	(21.90)‡	2.65	20.544099	(19.81)	0.00
12/31/2021	1,696,279	80,303	0.00	16.004059	11.84	3.15	25.618333	15.42	0.00
12/31/2020	1,535,676	82,886	0.00	14.309447	12.77	3.15	22.196487	16.37	0.00
12/31/2019	1,427,117	88,415	0.00	12.689275	22.15	3.15	19.073887	26.05	0.00
12/31/2018	1,255,546	96,925	0.00	10.388230	(13.26)	3.15	15.131591	(10.47)	0.00
JNL Aggressive Growth Allocation Fund - Class I
12/31/2022	12,851	791	0.00	18.640777	(20.20)	0.80	15.709097	(19.84)	0.35
12/31/2021	15,790	777	0.00	23.358078	2.91 ‡	0.80	19.596884	15.32	0.35
12/31/2020	10,274	588	0.00	16.937504	16.21	0.45	16.992917	16.33	0.35
12/31/2019	8,118	525	0.00	14.574877	25.80	0.45	14.607927	25.93	0.35
12/31/2018	3,716	307	0.00	11.585525	(10.56)	0.45	11.600188	(10.47)	0.35
JNL Bond Index Fund - Class I
12/31/2022	4,655	481	0.00	8.045986	(13.45)	0.40	17.788245	(13.41)	0.35
12/31/2021+	499	38	0.00	9.296795	0.43 ‡	0.40	20.543304	(0.01)‡	0.35
JNL Conservative Allocation Fund - Class A
12/31/2022	541,799	47,550	0.00	9.834280	(15.32)	2.55	12.986199	(13.13)	0.00
12/31/2021	716,760	54,000	0.00	11.612840	1.06	2.55	14.949717	3.67	0.00
12/31/2020	743,677	57,455	0.00	11.490582	21.08 ‡	2.55	14.419877	7.51	0.00
12/31/2019	427,061	34,935	0.00	11.007148	1.20 ‡	2.50	13.412056	12.46	0.00
12/31/2018	322,079	29,229	0.00	10.108732	(4.10)‡	2.40	11.926441	(3.12)	0.00
JNL Conservative Allocation Fund - Class I
12/31/2022	6,005	481	0.00	12.402440	(13.28)	0.45	12.468197	(13.20)	0.35
12/31/2021	7,337	510	0.00	14.302434	3.60	0.45	14.363941	3.70	0.35
12/31/2020	6,094	439	0.00	13.805267	7.37	0.45	13.850793	7.48	0.35
12/31/2019	3,153	245	0.00	12.857867	12.16	0.45	12.887404	12.27	0.35
12/31/2018	357	31	0.00	11.464191	(3.22)	0.45	11.479042	(3.12)	0.35
JNL Emerging Markets Index Fund - Class I
12/31/2022	886	100	0.00	7.167244	(18.80)	0.40	11.598740	(18.76)	0.35
12/31/2021+	430	33	0.00	8.826963	(8.34)‡	0.40	14.277535	(0.84)‡	0.35
JNL Growth Allocation Fund - Class A
12/31/2022	2,680,932	156,989	0.00	12.960512	(21.08)‡	3.05	21.088472	(18.64)	0.00
12/31/2021	2,514,908	117,797	0.00	16.194353	9.63	3.15	25.920981	13.13	0.00
12/31/2020	2,334,912	122,232	0.00	14.771862	11.77	3.15	22.912073	15.34	0.00
12/31/2019	2,261,023	134,805	0.00	13.215952	19.85	3.15	19.864082	23.68	0.00
12/31/2018	2,011,398	146,725	0.00	11.026831	(11.90)	3.15	16.060585	(9.07)	0.00

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL Bond Index Fund - Class I - April 26, 2021; JNL Emerging Markets Index Fund - Class I - April 26, 2021.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL Growth Allocation Fund - Class I
12/31/2022	17,627	1,035	0.00	19.138022	(1.29	)‡	0.80	16.137337	(18.69)	0.35
12/31/2021	18,309	879	0.00	19.761432	13.00		0.45	19.845966	13.12	0.35
12/31/2020	14,405	756	0.00	17.487397	15.18		0.45	17.544639	15.30	0.35
12/31/2019	11,609	703	0.00	15.182553	23.43		0.45	15.217028	23.56	0.35
12/31/2018	5,906	446	0.00	12.300179	(9.25)		0.45	12.315780	(9.16)	0.35
JNL International Index Fund - Class I
12/31/2022	3,448	280	3.72	8.161048	(14.09)		0.40	28.084191	(14.05)	0.35
12/31/2021+	879	54	0.00	9.499908	2.72	‡	0.40	32.675232	2.07 ‡	0.35
JNL iShares Tactical Growth Fund - Class A
12/31/2022	256,809	14,093	1.40	15.688233	(3.77	)‡	2.50	20.604643	(15.35)	0.00
12/31/2021	303,040	13,899	1.00	18.446350	11.87		2.80	24.341745	15.04	0.00
12/31/2020	259,653	13,553	1.93	16.489809	9.18		2.80	21.159049	12.28	0.00
12/31/2019	227,774	13,160	1.70	15.103382	16.26	‡	2.80	18.844841	21.65	0.00
12/31/2018	181,417	12,582	1.35	13.544098	(11.27	)‡	1.95	15.490647	(9.12)	0.00
JNL iShares Tactical Growth Fund - Class I
12/31/2022	7,007	402	1.83	17.255126	(15.50)		0.45	20.206391	(15.46)‡	0.40
12/31/2021	7,088	341	1.27	20.419996	14.91		0.45	20.506712	15.03	0.35
12/31/2020	4,950	277	2.74	17.770218	12.09		0.45	17.827845	12.20	0.35
12/31/2019	3,075	192	1.94	15.853401	21.47		0.45	15.888917	21.59	0.35
12/31/2018	2,307	175	3.14	13.051448	(9.26)		0.45	13.067613	(9.17)	0.35
JNL iShares Tactical Moderate Fund - Class A
12/31/2022	167,111	12,725	1.48	11.884671	(0.86	)‡	2.15	15.024773	(13.15)	0.00
12/31/2021	195,055	12,752	1.30	13.462688	4.95		2.53	17.299921	7.64	0.00
12/31/2020	170,994	11,903	1.93	12.827564	5.96		2.53	16.071635	8.68	0.00
12/31/2019	139,383	10,388	2.01	12.105596	11.52		2.53	14.787860	14.38	0.00
12/31/2018	116,203	9,666	1.58	10.855338	(7.14	)‡	2.53	12.929021	(5.35)	0.00
JNL iShares Tactical Moderate Fund - Class I
12/31/2022	7,392	544	1.86	13.437347	(13.27)		0.45	13.512012	(13.18)	0.35
12/31/2021	8,028	513	1.85	15.492938	7.52		0.45	15.563504	7.63	0.35
12/31/2020	4,952	341	2.76	14.408982	8.49		0.45	14.460150	8.60	0.35
12/31/2019	1,911	141	2.55	13.281181	14.22		0.45	13.315026	14.34	0.35
12/31/2018	1,110	93	2.46	11.627573	(5.51)		0.45	11.645547	(5.39)	0.35
JNL iShares Tactical Moderate Growth Fund - Class A
12/31/2022	266,674	16,725	1.39	14.172511	(16.22	)‡	2.20	18.014388	(14.36)	0.00
12/31/2021	328,502	17,422	1.17	16.833790	8.85		2.25	21.036193	11.32	0.00
12/31/2020	282,899	16,488	2.07	15.465414	8.67		2.25	18.896230	11.15	0.00
12/31/2019	264,879	16,950	1.93	14.231149	13.80	‡	2.25	17.001281	18.06	0.00
12/31/2018	230,256	17,200	1.56	12.590697	(5.44	)‡	1.95	14.400204	(7.28)	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL International Index Fund - Class I - April 26, 2021.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL iShares Tactical Moderate Growth Fund - Class I
12/31/2022	6,948	438	1.76	16.913528	(0.25)‡	0.80	17.667789	(14.43)‡	0.40
12/31/2021	6,998	379	1.56	18.285402	11.13	0.45	18.362804	11.24	0.35
12/31/2020	4,797	289	2.73	16.454676	10.92	0.45	16.507812	11.03	0.35
12/31/2019	3,340	223	2.36	14.834523	17.92	0.45	14.867550	18.04	0.35
12/31/2018	2,282	176	3.25	12.580051	(7.33)	0.45	12.595453	(7.23)	0.35
JNL Mid Cap Index Fund - Class I
12/31/2022	2,631	210	0.00	8.340247	(13.47)	0.40	58.490015	(13.43)	0.35
12/31/2021+	1,235	87	0.00	9.638391	3.60 ‡	0.40	67.560192	6.45 ‡	0.35
JNL Moderate Allocation Fund - Class A
12/31/2022	1,996,718	146,654	0.00	11.722778	(16.97)	2.70	15.735582	(14.70)	0.00
12/31/2021	2,601,062	160,810	0.00	14.117984	4.53	2.70	18.447140	7.40	0.00
12/31/2020	2,601,306	170,568	0.00	13.505767	18.49 ‡	2.70	17.176766	11.20	0.00
12/31/2019	563,413	40,186	0.00	12.727537	12.87	2.45	15.447353	15.67	0.00
12/31/2018	453,477	36,646	0.00	11.276696	(8.16)‡	2.45	13.354971	(4.94)	0.00
JNL Moderate Allocation Fund - Class I
12/31/2022	9,792	661	0.00	14.760254	(8.36)‡	0.80	14.684619	(14.80)	0.35
12/31/2021	16,676	948	0.00	17.162933	7.27	0.45	17.236273	7.38	0.35
12/31/2020	13,554	825	0.00	15.999750	11.03	0.45	16.052055	11.14	0.35
12/31/2019	5,883	402	0.00	14.410321	15.57	0.45	14.442979	15.69	0.35
12/31/2018	2,597	208	0.00	12.468441	(5.14)	0.45	12.484202	(5.04)	0.35
JNL Moderate Growth Allocation Fund - Class A
12/31/2022	3,553,592	212,661	0.00	12.631311	(18.29)‡	3.05	20.549974	(15.77)	0.00
12/31/2021	4,753,181	236,460	0.00	14.039152	6.20	3.70	24.398282	10.20	0.00
12/31/2020	4,732,580	256,429	0.00	13.219630	8.72	3.70	22.140606	12.81	0.00
12/31/2019	2,219,872	132,586	0.00	12.159564	15.19	3.70	19.626383	19.53	0.00
12/31/2018	2,022,087	143,287	0.00	10.555648	(10.04)	3.70	16.419459	(6.64)	0.00
JNL Moderate Growth Allocation Fund - Class I
12/31/2022	11,196	695	0.00	15.886994	(15.89)	0.45	19.882915	(15.85)‡	0.40
12/31/2021	11,015	580	0.00	18.889394	10.06	0.45	18.970112	10.17	0.35
12/31/2020	7,820	453	0.00	17.162768	12.67	0.45	17.218903	12.79	0.35
12/31/2019	3,966	260	0.00	15.232283	19.31	0.45	15.266835	19.43	0.35
12/31/2018	1,855	145	0.00	12.767379	(6.76)	0.45	12.783548	(6.67)	0.35
JNL Multi-Manager Alternative Fund - Class A
12/31/2022	191,695	19,384	0.00	9.070377	(12.43)	2.20	10.740478	(10.49)	0.00
12/31/2021	232,331	20,779	0.00	10.358446	0.55	2.20	11.999295	2.78	0.00
12/31/2020	187,901	17,074	0.00	10.301957	4.00 ‡	2.20	11.674444	7.58	0.00
12/31/2019	15,123	1,459	0.00	10.235576	7.73	1.25	10.852152	9.08	0.00
12/31/2018	13,686	1,427	0.00	9.501435	(5.03)	1.25	9.948654	(3.83)	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL Mid Cap Index Fund - Class I - April 26, 2021.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL Multi-Manager Alternative Fund - Class I
12/31/2022	4,090	384	0.00	10.306425	0.76	‡	0.80	10.723842	(10.51)‡	0.35
12/31/2021	2,847	239	0.00	11.932697	2.73		0.45	11.882644	2.78	0.40
12/31/2020+	837	72	0.00	11.615694	15.20	‡	0.45	11.561195	5.31 ‡	0.40
JNL Multi-Manager Emerging Markets Equity Fund - Class A
12/31/2022	573,786	50,445	0.85	8.374070	(26.48	)‡	3.15	14.156581	(24.13)	0.00
12/31/2021	829,523	54,570	1.22	10.125828	(3.75)		3.90	18.658804	0.08	0.00
12/31/2020	907,772	59,031	1.56	10.520360	10.45	‡	3.90	18.644076	8.86	0.00
12/31/2019	392,405	27,345	2.02	10.455649	13.67		3.61	17.126720	17.85	0.00
12/31/2018	339,583	27,486	1.54	9.198373	(21.26)		3.61	14.532257	(18.35)	0.00
JNL Multi-Manager Emerging Markets Equity Fund - Class I
12/31/2022	7,836	551	1.28	12.867815	1.02	‡	0.80	13.986667	(24.16)	0.30
12/31/2021	10,533	562	1.52	17.186131	(5.36	)‡	0.75	18.442623	0.10	0.30
12/31/2020	9,332	497	1.69	18.973504	8.72		0.45	18.425007	8.88	0.30
12/31/2019	5,455	314	2.74	17.451550	17.64		0.45	16.921652	10.06 ‡	0.30
12/31/2018	2,701	183	3.19	14.834349	(18.50)		0.45	14.853113	(18.42)	0.35
JNL Multi-Manager International Small Cap Fund - Class A
12/31/2022	345,044	32,293	1.14	9.790311	(32.69)		3.30	11.314130	(30.44)	0.00
12/31/2021	516,746	33,206	0.48	14.544633	0.78	‡	3.30	16.264341	15.62	0.00
12/31/2020	4,018	292	1.71	13.654639	30.54		1.25	14.067615	32.18	0.00
12/31/2019	6,058	577	0.91	10.460508	30.08		1.25	10.643009	31.72	0.00
12/31/2018+	411	51	0.00	8.041347	(18.59	)‡	1.25	8.080006	(19.20)‡	0.00
JNL Multi-Manager International Small Cap Fund - Class I
12/31/2022	3,845	342	1.60	11.066412	(30.83)		0.80	11.286978	(30.52)	0.35
12/31/2021+	4,185	258	0.49	15.998258	0.92	‡	0.80	16.244131	3.09 ‡	0.35
JNL Multi-Manager Mid Cap Fund - Class A
12/31/2022	393,657	23,853	0.00	15.229350	(18.54	)‡	2.55	17.874111	(16.44)	0.00
12/31/2021	446,998	22,346	0.00	18.208647	20.51		3.05	21.391725	24.25	0.00
12/31/2020	256,509	15,741	0.00	15.109196	11.08		3.05	17.217214	14.52	0.00
12/31/2019	192,437	13,360	0.00	13.602444	24.90		3.05	15.034589	28.77	0.00
12/31/2018	101,433	8,949	0.00	10.890739	(8.41	)‡	3.05	11.675917	(5.70)	0.00
JNL Multi-Manager Mid Cap Fund - Class I
12/31/2022	13,271	750	0.00	17.303797	(16.85)		0.80	17.776245	(16.48)	0.35
12/31/2021	13,680	645	0.00	20.809734	4.70	‡	0.80	21.282976	24.12	0.35
12/31/2020	5,986	350	0.00	17.090974	14.44		0.45	17.146864	14.56	0.35
12/31/2019	2,784	186	0.00	14.934217	28.52		0.45	14.968076	28.65	0.35
12/31/2018	1,509	130	0.54	11.619898	(5.88)		0.45	11.634604	(5.78)	0.35

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL Multi-Manager Alternative Fund - Class I - April 27, 2020; JNL Multi-Manager International Small Cap Fund - Class A - August 13, 2018; JNL Multi-Manager International Small Cap Fund - Class I - April 26, 2021.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL Multi-Manager Small Cap Growth Fund - Class A
12/31/2022	1,626,430	25,302	0.00	40.819423	(33.14)‡	3.05	91.001007	(31.08)	0.00
12/31/2021	2,632,127	27,832	0.00	49.102548	(1.03)	3.91	132.029409	2.92	0.00
12/31/2020	2,556,139	27,576	0.00	49.611387	40.81	3.91	128.282149	46.43	0.00
12/31/2019	1,869,735	29,270	0.00	35.232812	30.68	3.91	87.609325	35.89	0.00
12/31/2018	1,318,819	27,849	0.00	26.960739	(5.83)	3.91	64.470803	(2.05)	0.00
JNL Multi-Manager Small Cap Growth Fund - Class I
12/31/2022	27,383	295	0.00	78.169419	(31.43)	0.80	94.716631	(31.12)	0.35
12/31/2021	40,357	301	0.00	113.991339	(1.41)‡	0.80	137.503405	2.86	0.35
12/31/2020	26,498	202	0.00	133.243460	46.21	0.45	133.679356	46.35	0.35
12/31/2019	11,378	126	0.00	91.133851	35.70	0.45	91.340597	35.84	0.35
12/31/2018	4,466	68	0.00	67.156378	(2.22)	0.45	67.241448	(2.12)	0.35
JNL Multi-Manager Small Cap Value Fund - Class A
12/31/2022	1,054,803	41,378	0.00	20.236707	(14.45)‡	2.65	32.292942	(12.16)	0.00
12/31/2021	1,265,732	43,048	0.00	19.159203	18.27	3.91	36.761510	22.99	0.00
12/31/2020	684,398	28,256	0.00	16.199045	1.71	3.91	29.889855	5.76	0.00
12/31/2019	665,294	28,692	0.00	15.927205	20.46	3.91	28.261309	25.26	0.00
12/31/2018	540,931	28,900	0.30	13.221928	(18.06)	3.91	22.561369	(14.77)	0.00
JNL Multi-Manager Small Cap Value Fund - Class I
12/31/2022	15,029	461	0.00	29.177945	(12.62)	0.80	32.990801	(12.23)	0.35
12/31/2021	15,201	409	0.00	33.392621	2.27 ‡	0.80	37.588690	22.92	0.35
12/31/2020	4,765	157	0.00	30.480090	5.61	0.45	30.579793	5.72	0.35
12/31/2019	3,022	105	0.00	28.860487	25.01	0.45	28.925944	25.13	0.35
12/31/2018	1,055	46	1.04	23.087037	(14.84)	0.45	23.116267	(14.76)	0.35
JNL S&P 500 Index Fund - Class I
12/31/2022	265,856	16,298	0.00	16.011338	(18.83)	0.80	16.395208	(18.46)	0.35
12/31/2021	287,588	14,364	0.00	19.725087	27.50	0.80	20.107559	28.08	0.35
12/31/2020	168,253	10,759	0.00	15.470471	15.57 ‡	0.80	15.699539	17.74	0.35
12/31/2019	81,274	6,119	0.00	13.303644	30.66	0.45	13.333817	30.79	0.35
12/31/2018	27,799	2,730	0.00	10.181824	(5.09)	0.45	10.194734	(4.99)	0.35
JNL Small Cap Index Fund - Class I
12/31/2022	2,282	164	0.00	8.064381	(16.57)	0.40	48.939881	(16.53)	0.35
12/31/2021+	711	46	0.00	9.666083	3.90 ‡	0.40	58.630802	2.84 ‡	0.35
JNL/AB Sustainable Global Thematic Fund - Class A
12/31/2022+	3,567	385	0.00	9.225851	(7.74)‡	1.80	9.340008	(6.60)‡	0.00

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL Small Cap Index Fund - Class I - April 26, 2021; JNL/AB Sustainable Global Thematic Fund - Class A - April 25, 2022.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL/AB Sustainable Global Thematic Fund - Class I
12/31/2022+	225	24	0.00	9.309056	2.59	‡	0.80	9.331317	(6.69	)‡	0.45
JNL/American Funds Balanced Fund - Class A
12/31/2022	2,308,484	116,750	0.00	14.402263	(16.05	)‡	2.70	26.559508	(13.76)		0.00
12/31/2021	2,604,564	112,240	0.00	13.341951	10.36		3.86	30.796705	14.71		0.00
12/31/2020	1,939,635	95,086	0.00	12.089221	7.81		3.86	26.848404	21.11		0.00
12/31/2019	1,466,521	79,873	0.00	11.212971	16.20		3.86	22.809195	20.48		0.25
12/31/2018	963,782	62,690	0.69	9.649441	(8.51)		3.86	18.932666	(3.60	)‡	0.25
JNL/American Funds Balanced Fund - Class I
12/31/2022	43,257	1,595	0.00	23.333824	(14.15)		0.80	27.465156	(13.77)		0.35
12/31/2021	48,506	1,545	0.00	27.180651	14.17		0.80	31.849733	14.68		0.35
12/31/2020	34,448	1,253	0.00	23.808083	9.46	‡	0.80	27.772578	11.99		0.35
12/31/2019	21,732	885	0.00	24.742636	20.54		0.45	24.798861	20.66		0.35
12/31/2018	10,201	501	1.21	20.525899	(4.99)		0.45	20.551953	(4.90)		0.35
JNL/American Funds Bond Fund of America Fund - Class A
12/31/2022	153,468	17,781	0.00	8.449173	(7.39	)‡	2.55	8.809997	(12.86)		0.00
12/31/2021+	59,611	5,944	0.00	9.972763	(0.04	)‡	2.15	10.109997	1.20	‡	0.00
JNL/American Funds Bond Fund of America Fund - Class I
12/31/2022	6,306	717	0.00	8.793302	(12.93)		0.45	8.808068	(12.84)		0.35
12/31/2021+	1,656	164	0.00	10.098957	1.09	‡	0.45	10.105847	1.16	‡	0.35
JNL/American Funds Capital Income Builder Fund - Class A
12/31/2022	323,255	27,962	0.00	10.986317	(9.75)		2.45	12.170020	(7.52)		0.00
12/31/2021	255,934	20,223	0.00	12.173859	11.76		2.45	13.160022	14.53		0.00
12/31/2020	171,048	15,297	0.00	10.892647	1.46		2.45	11.490023	3.98		0.00
12/31/2019	120,088	11,027	0.00	10.735389	14.59		2.45	11.050029	17.43		0.00
12/31/2018+	21,747	2,311	0.00	9.368831	(5.41	)‡	2.45	9.410013	(5.43	)‡	0.00
JNL/American Funds Capital Income Builder Fund - Class I
12/31/2022	6,968	575	0.00	11.975227	0.08	‡	0.80	12.152238	(7.61	)‡	0.35
12/31/2021	6,987	532	0.00	13.108831	14.42		0.45	13.241678	5.80	‡	0.30
12/31/2020	4,440	387	0.00	11.456417	3.76		0.45	11.483819	3.87		0.35
12/31/2019	2,892	262	0.00	11.041009	17.29		0.45	11.056317	17.40		0.35
12/31/2018+	1,212	128	0.00	9.413710	(5.39	)‡	0.45	9.417334	(5.35	)‡	0.35

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/AB Sustainable Global Thematic Fund - Class I - April 25, 2022; JNL/American Funds Bond Fund of America Fund - Class A - April 26, 2021; JNL/American Funds Bond Fund of America Fund - Class I - April 26, 2021; JNL/American Funds Capital Income Builder Fund - Class A - August 13, 2018; JNL/American Funds Capital Income Builder Fund - Class I - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/American Funds Capital World Bond Fund - Class A
12/31/2022	329,191	36,601	0.00	7.563007	(20.08	)‡	2.70	10.645186	(17.90)	0.00
12/31/2021	454,547	40,948	0.00	8.970656	(8.27)		3.16	12.966569	(5.33)	0.00
12/31/2020	476,909	40,193	0.00	9.779610	6.14		3.16	13.696146	12.13	0.00
12/31/2019	468,666	42,770	0.00	9.213766	4.17		3.16	12.203739	7.24	0.25
12/31/2018	472,081	45,804	0.59	8.845340	(4.70)		3.16	11.379722	(1.87)	0.25
JNL/American Funds Capital World Bond Fund - Class I
12/31/2022	4,313	403	0.00	9.941810	(18.32)		0.80	10.800955	(17.96)	0.35
12/31/2021	4,713	361	0.00	12.172165	(5.77)		0.80	13.165243	(5.34)	0.35
12/31/2020	3,433	249	0.00	12.917349	9.00		0.80	13.908448	9.49	0.35
12/31/2019	2,181	173	0.00	11.850578	0.25	‡	0.80	12.702509	7.45	0.35
12/31/2018	1,123	95	1.20	11.807252	(1.83)		0.45	11.822216	(1.74)	0.35
JNL/American Funds Global Growth Fund - Class A
12/31/2022	649,385	33,313	0.00	16.835223	(27.07)		2.80	21.836861	(25.01)	0.00
12/31/2021	916,809	34,819	0.00	23.085357	7.98	‡	2.80	29.119510	16.08	0.00
12/31/2020	704,355	30,693	0.00	20.528794	26.56		2.75	25.085881	30.09	0.00
12/31/2019	425,322	23,758	0.00	16.220790	4.22	‡	2.75	19.284083	34.95	0.00
12/31/2018	206,533	15,303	0.33	12.552094	(11.95	)‡	2.45	14.290179	(9.31)	0.00
JNL/American Funds Global Growth Fund - Class I
12/31/2022	18,138	897	0.00	20.715792	(25.42)		0.80	20.171592	(25.08)	0.35
12/31/2021	25,150	926	0.00	27.776315	15.54		0.80	26.925582	16.06	0.35
12/31/2020	15,256	652	0.00	24.041448	29.37		0.80	23.200508	29.95	0.35
12/31/2019	6,995	391	0.00	18.583289	14.56	‡	0.80	17.852812	34.92	0.35
12/31/2018	2,795	211	0.78	13.215873	(9.44)		0.45	13.232529	(9.35)	0.35
JNL/American Funds Global Small Capitalization Fund - Class A
12/31/2022	567,059	33,743	0.00	13.516426	(31.91	)‡	3.05	19.888816	(29.80)	0.00
12/31/2021	857,882	35,358	0.00	17.972404	2.31		3.90	28.332883	6.38	0.00
12/31/2020	828,062	35,884	0.00	17.566799	12.99	‡	3.90	26.634150	58.76	0.00
12/31/2019	707,894	39,195	0.00	15.323369	27.15		3.06	20.007908	30.70	0.30
12/31/2018	582,674	41,752	0.11	12.051776	(13.48)		3.06	15.307757	(11.04)	0.30
JNL/American Funds Global Small Capitalization Fund - Class I
12/31/2022	9,314	467	0.00	18.556443	(30.15)		0.80	20.160947	(29.83)	0.35
12/31/2021	13,156	464	0.00	26.564283	5.86		0.80	28.731844	6.33	0.35
12/31/2020	7,401	276	0.00	25.094692	27.23	‡	0.80	27.020523	29.33	0.35
12/31/2019	4,662	225	0.00	20.845693	30.85		0.45	20.893060	30.98	0.35
12/31/2018	2,548	161	0.38	15.931040	(10.88)		0.45	15.951193	(10.79)	0.35
JNL/American Funds Growth Allocation Fund - Class A
12/31/2022	3,044,031	159,257	0.00	16.460589	(21.41	)‡	2.70	21.955854	(19.27)	0.00
12/31/2021	3,918,414	163,349	0.00	19.766571	5.49	‡	3.30	27.196386	13.64	0.00
12/31/2020	3,315,196	155,187	0.00	18.531371	16.55		2.95	23.932818	20.04	0.00
12/31/2019	2,668,219	148,120	0.00	15.899604	19.78	‡	2.95	19.937036	23.37	0.00
12/31/2018	2,170,711	146,896	0.00	13.184675	(7.49	)‡	3.05	16.160931	(5.39)	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/American Funds Growth Allocation Fund - Class I
12/31/2022	39,849	1,906	0.00	20.638831	(19.69)	0.80	21.539324	(19.37)‡	0.40
12/31/2021	46,895	1,806	0.00	25.700452	11.63 ‡	0.80	25.960237	13.57	0.35
12/31/2020	31,039	1,358	0.00	22.783455	19.88	0.45	22.857876	20.00	0.35
12/31/2019	16,541	868	0.00	19.005851	23.16	0.45	19.048875	23.28	0.35
12/31/2018	9,260	599	0.00	15.432352	(5.50)	0.45	15.451822	(5.41)	0.35
JNL/American Funds Growth Fund - Class A
12/31/2022	3,081,442	95,722	0.00	25.782993	(32.42)	3.30	36.950590	(30.15)	0.00
12/31/2021	4,201,244	89,946	0.00	38.149604	2.98 ‡	3.30	52.903002	21.61	0.00
12/31/2020	2,879,864	74,096	0.00	33.156174	47.05	3.05	43.502844	51.60	0.00
12/31/2019	1,108,232	42,510	0.00	22.548230	26.40	3.05	28.695777	30.32	0.00
12/31/2018	518,663	25,442	0.00	17.838341	(9.26)‡	3.05	22.019705	(0.61)	0.00
JNL/American Funds Growth Fund - Class I
12/31/2022	63,941	1,796	0.00	34.690438	(30.50)	0.80	35.735560	(30.19)	0.35
12/31/2021	80,963	1,585	0.00	49.916292	21.00	0.80	51.189855	21.55	0.35
12/31/2020	49,948	1,189	0.00	41.253152	25.68 ‡	0.80	42.115705	51.50	0.35
12/31/2019	19,893	718	0.00	27.735761	30.16	0.45	27.798682	30.29	0.35
12/31/2018	9,274	434	0.00	21.308283	(0.78)	0.45	21.335275	(0.68)	0.35
JNL/American Funds Growth-Income Fund - Class A
12/31/2022	7,972,418	274,631	0.00	22.516503	(19.52)‡	3.30	34.194767	(16.82)	0.00
12/31/2021	9,906,526	280,142	0.00	26.079531	18.92	3.90	41.111164	23.65	0.00
12/31/2020	8,098,565	279,865	0.00	21.930401	8.77	3.90	33.248200	13.10	0.00
12/31/2019	7,349,008	283,739	0.00	20.161626	20.84	3.90	29.397382	25.66	0.00
12/31/2018	5,780,078	277,013	0.00	16.683895	(7.95)‡	3.90	23.395262	(2.16)	0.00
JNL/American Funds Growth-Income Fund - Class I
12/31/2022	101,092	2,960	0.00	31.859349	(17.24)	0.80	34.613363	(16.86)	0.35
12/31/2021	121,750	2,967	0.00	38.494069	23.02	0.80	41.634400	23.58	0.35
12/31/2020	83,624	2,513	0.00	31.290715	12.55	0.80	33.691440	13.06	0.35
12/31/2019	52,427	1,785	0.00	27.800682	11.45 ‡	0.80	29.799180	25.59	0.35
12/31/2018	24,204	1,028	0.00	23.697047	(2.31)	0.45	23.727091	(2.21)	0.35
JNL/American Funds International Fund - Class A
12/31/2022	1,277,420	97,798	0.00	10.145289	(23.63)‡	3.30	15.409515	(21.08)	0.00
12/31/2021	1,723,832	102,771	0.00	13.194338	(5.06)	3.36	19.524749	(1.82)	0.00
12/31/2020	1,830,899	105,878	0.00	13.898067	9.80	3.36	19.886524	13.56	0.00
12/31/2019	1,826,377	118,439	0.00	12.657059	18.40	3.36	17.512356	22.45	0.00
12/31/2018	1,632,856	128,183	0.86	10.689689	(16.40)	3.36	14.301571	(13.53)	0.00
JNL/American Funds International Fund - Class I
12/31/2022	14,139	914	0.00	14.369232	(21.50)	0.80	15.610848	(21.15)	0.35
12/31/2021	16,619	848	0.00	18.305285	(2.35)	0.80	19.797962	(1.91)	0.35
12/31/2020	13,517	675	0.00	18.744941	20.93 ‡	0.80	20.183268	13.53	0.35
12/31/2019	9,845	558	0.00	17.737167	22.26	0.45	17.777404	22.38	0.35
12/31/2018	6,464	447	1.70	14.507614	(13.61)	0.45	14.525984	(13.53)	0.35

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/American Funds Moderate Growth Allocation Fund - Class A
12/31/2022	2,237,697	137,119	0.00	14.223987	(19.36	)‡	2.60	18.771422	(17.24)	0.00
12/31/2021	2,910,596	145,685	0.00	12.094018	3.04		6.50	22.682135	9.96	0.00
12/31/2020	2,668,914	145,159	0.00	11.737335	9.94		6.50	20.627715	17.32	0.00
12/31/2019	2,294,071	144,592	0.00	10.676599	4.28	‡	6.50	17.582565	18.65	0.00
12/31/2018	2,009,615	148,503	0.00	10.473274	(9.15	)‡	5.20	14.818991	(4.57)	0.00
JNL/American Funds Moderate Growth Allocation Fund - Class I
12/31/2022	18,888	1,060	0.00	17.643550	(2.92	)‡	0.80	18.413397	(17.31)‡	0.40
12/31/2021	25,130	1,163	0.00	21.611145	9.77		0.45	21.703542	9.88	0.35
12/31/2020	19,610	997	0.00	19.688522	17.14		0.45	19.752929	17.26	0.35
12/31/2019	15,405	918	0.00	16.807751	18.46		0.45	16.845881	18.58	0.35
12/31/2018	7,935	558	0.00	14.188949	(4.72)		0.45	14.206917	(4.63)	0.35
JNL/American Funds New World Fund - Class A
12/31/2022	1,211,364	86,073	0.00	11.465308	(24.67	)‡	2.95	16.657425	(22.42)	0.00
12/31/2021	1,642,948	89,363	0.00	13.620431	0.46		3.90	21.471374	4.46	0.00
12/31/2020	1,553,489	87,280	0.00	13.557712	18.35		3.90	20.554981	23.06	0.00
12/31/2019	1,390,052	94,944	0.00	11.455749	23.76		3.90	16.304921	28.37	0.25
12/31/2018	1,148,077	99,662	0.54	9.256347	(5.00	)‡	3.90	12.701995	(14.63)	0.25
JNL/American Funds New World Fund - Class I
12/31/2022	23,569	1,413	0.00	15.535691	(22.82)		0.80	16.878614	(22.48)	0.35
12/31/2021	28,530	1,327	0.00	20.129890	3.94		0.80	21.772016	4.41	0.35
12/31/2020	20,083	975	0.00	19.366640	19.66	‡	0.80	20.852618	23.01	0.35
12/31/2019	12,214	728	0.00	16.913557	28.42		0.45	16.952068	28.55	0.35
12/31/2018	6,165	471	1.22	13.170329	(14.49)		0.45	13.187043	(14.40)	0.35
JNL/American Funds Washington Mutual Investors Fund - Class A
12/31/2022	3,202,179	115,693	0.00	21.548245	(11.85	)‡	3.30	32.730037	(8.90)	0.00
12/31/2021	3,693,597	119,993	0.00	16.826246	19.30		6.50	35.926081	27.31	0.00
12/31/2020	3,072,092	125,575	0.00	14.104394	1.60		6.50	28.219237	28.97	0.00
12/31/2019	3,046,358	133,328	0.00	13.882927	7.30	‡	6.50	25.285147	20.60	0.30
12/31/2018	2,699,798	141,339	0.00	13.709623	(12.37	)‡	5.20	20.965968	(9.27)	0.30
JNL/American Funds Washington Mutual Investors Fund - Class I
12/31/2022	39,969	1,220	0.00	30.510912	(9.36)		0.80	33.148414	(8.95)	0.35
12/31/2021	37,965	1,055	0.00	33.662513	26.68		0.80	36.408568	27.26	0.35
12/31/2020	21,808	770	0.00	26.571976	7.85		0.80	28.610584	8.34	0.35
12/31/2019	14,079	537	0.00	24.637114	12.79	‡	0.80	26.408076	20.94	0.35
12/31/2018	5,838	268	0.00	21.808437	(9.13)		0.45	21.836077	(9.04)	0.35
JNL/AQR Large Cap Defensive Style Fund - Class A
12/31/2022	345,982	27,167	0.00	12.173006	(10.91	)‡	2.60	13.339990	(8.57)	0.00
12/31/2021	369,344	26,174	0.00	13.631113	18.74		2.70	14.589988	21.99	0.00
12/31/2020	51,336	4,376	0.00	11.479776	8.80		2.70	11.959988	11.78	0.00
12/31/2019+	34,342	3,231	0.00	10.550987	4.41	‡	2.70	10.700000	7.00 ‡	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/AQR Large Cap Defensive Style Fund - Class A - June 24, 2019.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/AQR Large Cap Defensive Style Fund - Class I
12/31/2022	6,034	455	0.00	13.268319	(8.71	)‡	0.45	13.315066	(8.62)	0.35
12/31/2021	5,298	364	0.00	14.406169	8.93	‡	0.80	14.570938	21.97	0.35
12/31/2020	1,642	138	0.00	11.928123	11.63		0.45	11.946258	11.75	0.35
12/31/2019+	570	53	0.00	10.684961	6.85	‡	0.45	10.690511	6.91 ‡	0.35
JNL/Baillie Gifford International Growth Fund - Class A
12/31/2022	621,474	61,188	0.41	9.483105	(38.83	)‡	2.60	10.721644	(37.23)	0.00
12/31/2021	1,087,602	66,347	0.00	15.047053	(11.14	)‡	3.30	17.080002	(6.97)	0.00
12/31/2020	1,169,440	65,557	0.00	16.882390	52.02		3.00	18.360002	56.66	0.00
12/31/2019	593,931	51,505	0.00	11.105028	26.65		3.00	11.720002	30.51	0.00
12/31/2018	412,463	46,069	0.00	8.768068	(19.41	)‡	3.00	8.980002	(13.15)	0.00
JNL/Baillie Gifford International Growth Fund - Class I
12/31/2022	18,139	1,708	0.92	10.581878	(37.56)		0.80	10.683793	(37.28)	0.35
12/31/2021	29,508	1,738	0.00	16.947159	(7.44)		0.80	17.033755	(7.02)	0.35
12/31/2020	28,847	1,579	0.00	18.308530	55.91		0.80	18.319384	56.62	0.35
12/31/2019	11,324	972	0.00	11.742650	16.29	‡	0.80	11.696871	30.40	0.35
12/31/2018	5,753	641	0.00	8.958818	(13.26)		0.45	8.970170	(13.17)	0.35
JNL/Baillie Gifford U.S. Equity Growth Fund - Class A
12/31/2022	1,388	358	0.00	3.848284	(56.29)		1.25	3.930004	(55.74)	0.00
12/31/2021+	1,433	162	0.00	8.804434	(11.96	)‡	1.25	8.880003	(11.20)‡	0.00
JNL/BlackRock Global Allocation Fund - Class A
12/31/2022	2,639,609	178,251	0.00	11.972242	(18.07	)‡	3.05	17.380450	(15.54)	0.00
12/31/2021	3,498,419	196,890	0.00	13.281030	3.20		3.90	20.578933	7.30	0.00
12/31/2020	3,536,425	210,915	0.00	12.869740	14.39		3.90	19.178841	18.94	0.00
12/31/2019	3,409,303	238,754	0.00	11.250996	13.20		3.90	16.125194	17.71	0.00
12/31/2018	3,293,387	268,415	0.69	9.938780	(4.30	)‡	3.90	13.699178	(7.62)	0.00
JNL/BlackRock Global Allocation Fund - Class I
12/31/2022	18,156	1,061	0.00	16.230571	0.06	‡	0.80	17.571798	(15.62)	0.35
12/31/2021	22,135	1,094	0.00	20.735386	7.21		0.45	20.823987	7.32	0.35
12/31/2020	19,084	1,011	0.00	19.341129	18.70		0.45	19.404352	18.81	0.35
12/31/2019	14,738	928	0.00	16.294753	17.55		0.45	16.331691	17.67	0.35
12/31/2018	9,598	697	1.34	13.862158	(7.75)		0.45	13.879703	(7.66)	0.35
JNL/BlackRock Global Natural Resources Fund - Class A
12/31/2022	1,234,215	102,088	0.00	9.545488	14.42	‡	2.80	14.922723	17.66	0.00
12/31/2021	793,031	76,029	0.00	7.234511	25.78		3.75	12.683174	30.59	0.00
12/31/2020	634,835	78,502	0.00	5.751640	0.46	‡	3.75	9.712337	4.29	0.00
12/31/2019	601,724	77,001	0.00	5.769469	10.62		3.70	9.312416	14.79	0.00
12/31/2018	589,692	85,587	1.88	5.215361	(20.28)		3.70	8.112580	(17.27)	0.00

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/AQR Large Cap Defensive Style Fund - Class I - June 24, 2019; JNL/Baillie Gifford U.S. Equity Growth Fund - Class A - April 26, 2021.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/BlackRock Global Natural Resources Fund - Class I
12/31/2022	17,863	1,240	0.00	13.628956	17.23		0.80	14.643083	17.76	0.35
12/31/2021	8,944	732	0.00	11.625406	15.39	‡	0.80	12.434475	30.40	0.35
12/31/2020	2,447	263	0.00	9.403310	4.14		0.45	9.535539	4.25	0.35
12/31/2019	3,030	339	0.00	9.029320	14.57		0.45	9.147146	14.68	0.35
12/31/2018+	614	78	1.64	7.881252	(13.53	)‡	0.45	7.976123	(14.81)‡	0.35
JNL/BlackRock Large Cap Select Growth Fund - Class A
12/31/2022	2,259,323	30,330	0.00	46.607121	(39.74	)‡	3.05	108.273464	(37.88)	0.00
12/31/2021	4,084,562	33,589	0.00	61.648053	15.84		3.90	174.288204	20.45	0.00
12/31/2020	3,903,352	38,276	0.00	53.217372	33.13		3.90	144.697801	41.12	0.00
12/31/2019	2,839,944	38,242	0.00	39.973551	27.24		3.90	98.282505	31.97	0.25
12/31/2018	2,165,263	38,219	0.00	31.415050	(7.88	)‡	3.90	74.473249	1.63	0.25
JNL/BlackRock Large Cap Select Growth Fund - Class I
12/31/2022	27,022	245	0.00	93.109592	(38.18)		0.80	114.037858	(37.90)	0.35
12/31/2021	45,429	257	0.00	150.614898	15.30	‡	0.80	183.642650	20.38	0.35
12/31/2020	39,167	265	0.00	127.301307	22.78	‡	0.75	152.549247	38.36	0.35
12/31/2019	19,637	183	0.00	110.002923	32.14		0.45	110.252393	32.27	0.35
12/31/2018	8,660	105	0.00	83.249803	1.73		0.45	83.355224	1.83	0.35
JNL/Causeway International Value Select Fund - Class A
12/31/2022	467,040	28,834	1.33	11.703333	(9.47	)‡	2.65	22.598813	(7.05)	0.00
12/31/2021	486,524	27,527	1.30	9.572503	4.34		3.91	24.312568	8.50	0.00
12/31/2020	454,045	27,603	4.68	9.174631	1.83		3.91	22.408446	5.89	0.00
12/31/2019	463,206	29,491	2.89	9.009448	14.41		3.91	21.161144	18.97	0.00
12/31/2018	417,372	31,252	1.59	7.874573	(20.69)		3.91	17.786332	(17.51)	0.00
JNL/Causeway International Value Select Fund - Class I
12/31/2022	14,023	608	1.78	19.584078	2.12	‡	0.80	23.453570	(7.07)	0.35
12/31/2021	12,580	509	2.13	25.129489	8.28		0.45	25.236831	8.38	0.35
12/31/2020	3,753	164	5.53	23.208800	5.75		0.45	23.284753	5.86	0.35
12/31/2019	2,138	99	3.45	21.946091	18.76		0.45	21.995888	18.88	0.35
12/31/2018	1,416	77	3.03	18.479294	(17.63)		0.45	18.502707	(17.55)	0.35
JNL/ClearBridge Large Cap Growth Fund - Class A
12/31/2022	335,035	23,483	0.00	12.961297	(34.53)		3.05	15.218526	(32.51)	0.00
12/31/2021	523,638	24,456	0.00	19.796152	17.53		3.05	22.547819	21.17	0.00
12/31/2020	425,031	23,770	0.00	16.843503	26.59		3.05	18.608201	30.50	0.00
12/31/2019	286,978	20,684	0.00	13.306031	27.70		3.05	14.258624	31.66	0.00
12/31/2018	112,483	10,560	0.00	10.419656	(2.58	)‡	3.05	10.829992	(0.18)	0.00
JNL/ClearBridge Large Cap Growth Fund - Class I
12/31/2022	23,168	1,534	0.00	14.812647	(32.86)		0.80	15.168047	(32.56)	0.35
12/31/2021	31,665	1,413	0.00	22.063561	0.12	‡	0.80	22.491702	21.14	0.35
12/31/2020	17,294	934	0.00	18.506020	30.37		0.45	18.566585	30.50	0.35
12/31/2019	8,308	585	0.00	14.194528	31.33		0.45	14.226744	31.46	0.35
12/31/2018	2,427	225	0.00	10.808258	(0.27)		0.45	10.821961	(0.17)	0.35

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/BlackRock Global Natural Resources Fund - Class I - August 13, 2018.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/DFA International Core Equity Fund - Class A
12/31/2022	188,999	17,436	1.44	10.359778	(6.33	)‡	2.55	11.332793	(12.05)	0.00
12/31/2021	112,912	9,048	2.16	12.112569	1.28	‡	2.45	12.885069	11.33	0.00
12/31/2020	33,746	2,969	0.86	11.226513	32.92	‡	2.00	11.573397	6.96	0.00
12/31/2019+	8,695	809	0.00	10.716154	6.53	‡	1.85	10.819999	8.20 ‡	0.00
JNL/DFA International Core Equity Fund - Class I
12/31/2022	13,368	1,183	1.84	11.157047	(12.36)		0.80	11.335333	(11.97)	0.35
12/31/2021	6,247	486	2.68	12.730589	1.75	‡	0.80	12.876112	11.24	0.35
12/31/2020	2,633	228	0.93	11.557318	6.87		0.45	11.574890	6.97	0.35
12/31/2019+	232	21	0.00	10.814660	8.15	‡	0.45	10.820274	8.20 ‡	0.35
JNL/DFA U.S. Core Equity Fund - Class A
12/31/2022	1,076,963	22,119	0.00	33.694162	(17.84	)‡	2.70	68.527730	(15.60)	0.00
12/31/2021	1,369,406	23,417	0.00	34.356792	22.64		3.40	81.194972	26.88	0.00
12/31/2020	1,148,587	24,719	0.00	28.014848	11.98		3.40	63.993818	15.85	0.00
12/31/2019	1,167,572	28,782	0.00	25.017909	25.21		3.40	55.237493	29.55	0.00
12/31/2018	910,823	28,744	0.92	19.980001	(10.85)		3.40	42.639585	(7.75)	0.00
JNL/DFA U.S. Core Equity Fund - Class I
12/31/2022	25,847	371	0.00	59.043872	(15.98)		0.80	71.542550	(15.60)	0.35
12/31/2021	25,292	306	0.00	70.269547	10.03	‡	0.80	84.763288	26.88	0.35
12/31/2020	13,040	199	0.00	66.586539	15.78		0.45	66.804369	15.90	0.35
12/31/2019	8,425	148	0.00	57.510509	29.41		0.45	57.640981	29.54	0.35
12/31/2018	3,683	83	1.80	44.440993	(7.87)		0.45	44.497293	(7.78)	0.35
JNL/DFA U.S. Small Cap Fund - Class A
12/31/2022	440,198	19,572	0.00	19.233212	(16.12)		2.80	25.665907	(13.75)	0.00
12/31/2021	507,679	19,216	0.00	22.929917	23.95		2.80	29.756497	27.46	0.00
12/31/2020	190,995	9,046	0.00	18.498659	10.04		2.80	23.346254	13.18	0.00
12/31/2019	142,660	7,541	0.51	16.810219	18.02		2.80	20.627519	21.36	0.00
12/31/2018	73,219	4,616	0.39	14.243568	(22.49	)‡	2.80	16.996939	(13.68)	0.00
JNL/DFA U.S. Small Cap Fund - Class I
12/31/2022	16,076	1,107	0.00	24.249198	(14.17)		0.80	13.463775	(13.78)‡	0.35
12/31/2021	17,549	1,008	0.00	28.250996	3.63	‡	0.80	29.598850	7.42 ‡	0.30
12/31/2020	6,908	541	0.00	12.201628	13.03		0.45	12.241535	13.15	0.35
12/31/2019	4,925	412	1.20	10.794735	21.26		0.45	10.819226	21.38	0.35
12/31/2018	1,940	207	1.10	8.902487	(13.76)		0.45	8.913764	(13.67)	0.35
JNL/DoubleLine Core Fixed Income Fund - Class A
12/31/2022	1,726,355	89,766	0.00	12.575237	(15.88	)‡	3.05	26.822528	(13.28)	0.00
12/31/2021	2,296,322	102,236	0.00	12.177657	(4.25)		3.91	30.930086	(0.43)	0.00
12/31/2020	2,472,209	108,253	0.00	12.718398	1.06		3.91	31.064749	5.09	0.00
12/31/2019	2,591,296	117,922	2.66	12.585315	3.68		3.91	29.560896	7.81	0.00
12/31/2018	2,581,224	125,685	0.99	12.138892	(4.28)		3.91	27.418873	(0.45)	0.00

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/DFA International Core Equity Fund - Class A - June 24, 2019; JNL/DFA International Core Equity Fund - Class I - June 24, 2019.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/DoubleLine Core Fixed Income Fund - Class I
12/31/2022	21,776	812	0.00	23.222908	(13.71)	0.80	27.812191	(13.32)	0.35
12/31/2021	26,229	850	0.00	26.912167	(0.32)‡	0.80	32.086219	(0.48)	0.35
12/31/2020	21,761	698	0.00	32.136584	4.86	0.45	32.241705	4.97	0.35
12/31/2019	13,754	464	4.10	30.645925	7.75	0.45	30.715423	7.85	0.35
12/31/2018	3,757	135	1.85	28.442890	(0.62)	0.45	28.478913	(0.52)	0.35
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
12/31/2022	116,799	11,843	0.00	8.904096	(17.39)	2.80	10.741709	(15.05)	0.00
12/31/2021	151,492	12,880	0.00	10.778299	(2.05)	2.80	12.645174	0.74	0.00
12/31/2020	145,977	12,354	0.00	11.003598	0.15	2.80	12.552573	3.02	0.00
12/31/2019	45,279	3,901	0.00	10.986884	1.30 ‡	2.80	12.185006	11.38	0.00
12/31/2018	12,567	1,183	0.00	10.451636	(0.57)‡	1.70	10.939749	(2.81)	0.00
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I
12/31/2022	2,628	250	0.00	10.525552	(15.16)	0.45	10.581317	(15.08)	0.35
12/31/2021	3,262	263	0.00	12.406341	0.54	0.45	12.459634	0.64	0.35
12/31/2020	2,539	206	0.00	12.339518	2.88	0.45	12.380149	2.98	0.35
12/31/2019	1,628	136	0.00	11.994598	11.17	0.45	12.021794	11.28	0.35
12/31/2018	837	78	3.09	10.789105	(2.95)	0.45	10.802760	(2.85)	0.35
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A
12/31/2022	1,379,986	68,658	0.00	17.697606	(25.99)‡	3.05	22.082515	(23.70)	0.00
12/31/2021	2,065,697	77,398	0.00	22.670236	17.45 ‡	3.90	28.942868	24.01	0.00
12/31/2020	1,489,202	68,365	0.00	19.880221	11.72	3.05	23.339842	15.18	0.00
12/31/2019	1,411,536	73,675	0.00	17.794401	2.79 ‡	3.05	20.263668	33.66	0.00
12/31/2018	802,439	55,237	0.87	13.836417	(7.16)	2.80	15.161134	(4.51)	0.00
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I
12/31/2022	23,480	1,131	0.00	21.224442	(24.10)	0.80	20.750354	(23.75)	0.35
12/31/2021	37,203	1,357	0.00	27.961997	22.78 ‡	0.80	27.215114	23.96	0.35
12/31/2020	22,808	1,036	0.00	21.883987	15.01	0.45	21.955534	15.12	0.35
12/31/2019	14,825	773	0.00	19.028085	33.48	0.45	19.071215	33.62	0.35
12/31/2018	5,363	374	1.60	14.255215	(4.66)	0.45	14.273249	(4.57)	0.35
JNL/DoubleLine Total Return Fund - Class A
12/31/2022	675,213	68,961	0.00	8.553909	(10.41)‡	2.70	10.993666	(13.02)	0.00
12/31/2021	889,468	78,012	0.00	9.145162	(4.24)	3.90	12.639418	(0.43)	0.00
12/31/2020	955,655	82,492	0.00	9.550158	(1.27)	3.90	12.694279	2.66	0.00
12/31/2019	1,012,628	88,653	0.00	9.672524	1.57	3.90	12.365122	5.62	0.00
12/31/2018	861,074	78,694	3.36	9.522893	1.41 ‡	3.90	11.706816	1.80	0.00
JNL/DoubleLine Total Return Fund - Class I
12/31/2022	13,277	1,281	0.00	10.425925	(13.44)	0.80	10.335646	(13.05)	0.35
12/31/2021	14,910	1,241	0.00	12.044805	0.37 ‡	0.80	11.887117	(0.52)	0.35
12/31/2020	12,877	1,069	0.00	11.910367	2.46	0.45	11.949322	2.56	0.35
12/31/2019	11,643	994	0.00	11.624606	5.53	0.45	11.650971	5.63	0.35
12/31/2018	4,648	417	4.67	11.015679	1.65	0.45	11.029631	1.75	0.35

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A
12/31/2022	709,012	28,433	0.00	16.846017	(15.87	)‡	2.75	36.024695	(13.53)	0.00
12/31/2021	947,929	32,535	0.00	14.702333	(4.50)		3.91	41.663627	(0.69)	0.00
12/31/2020	986,280	33,289	0.00	15.395034	4.25		3.91	41.953632	8.41	0.00
12/31/2019	832,361	30,187	1.76	14.767075	5.04		3.91	35.947446	8.90	0.30
12/31/2018	803,003	31,560	2.54	14.058751	(5.38)		3.91	33.009608	(1.89)	0.30
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
12/31/2022	8,059	219	0.00	37.369722	(13.67	)‡	0.45	37.566714	(13.59)	0.35
12/31/2021	8,960	210	0.00	35.654654	(0.04	)‡	0.80	43.472531	(0.72)	0.35
12/31/2020	8,116	191	0.00	43.647045	8.17		0.45	43.789685	8.28	0.35
12/31/2019	3,978	100	2.70	40.349576	9.07		0.45	40.441016	9.18	0.35
12/31/2018	1,441	39	4.53	36.994947	(1.74)		0.45	37.041736	(1.64)	0.35
JNL/First Sentier Global Infrastructure Fund - Class A
12/31/2022	579,247	32,769	0.00	14.539027	(6.89	)‡	3.05	20.367492	(4.01)	0.00
12/31/2021	647,440	34,697	0.00	14.334410	8.63		3.90	21.219185	12.95	0.00
12/31/2020	577,953	34,570	0.00	13.195292	(7.36)		3.90	18.785796	(3.68)	0.00
12/31/2019	714,401	40,642	0.00	14.244384	22.06		3.90	19.503643	26.92	0.00
12/31/2018	665,849	47,534	2.99	11.669553	(4.37	)‡	3.90	15.367130	(6.40)	0.00
JNL/First Sentier Global Infrastructure Fund - Class I
12/31/2022	5,824	286	0.00	19.260328	(4.45)		0.75	20.543038	(4.07)	0.35
12/31/2021	4,546	215	0.00	20.156965	5.05	‡	0.75	21.413803	12.92	0.35
12/31/2020	2,413	128	0.00	18.901483	(3.84)		0.45	18.962893	(3.74)	0.35
12/31/2019	1,867	95	0.00	19.655704	26.67		0.45	19.699861	26.80	0.35
12/31/2018	882	57	5.25	15.516917	(6.52)		0.45	15.536225	(6.43)	0.35
JNL/Franklin Templeton Income Fund - Class A
12/31/2022	1,464,004	80,388	0.00	13.675137	(7.29	)‡	3.05	22.735050	(4.42)	0.00
12/31/2021	1,561,713	80,949	0.00	13.214739	10.53		3.75	23.786849	14.75	0.00
12/31/2020	1,510,434	88,763	0.00	11.955765	(2.85)		3.75	20.728542	0.87	0.00
12/31/2019	1,723,947	100,914	0.00	12.306051	11.82		3.75	20.550557	16.09	0.00
12/31/2018	1,607,800	107,924	4.34	11.005706	(7.85	)‡	3.75	17.702638	(4.31)	0.00
JNL/Franklin Templeton Income Fund - Class I
12/31/2022	7,740	337	0.00	20.667754	(0.66	)‡	0.80	22.092609	(4.61)‡	0.40
12/31/2021	6,667	278	0.00	24.191020	14.67		0.45	24.294318	14.79	0.35
12/31/2020	4,645	221	0.00	21.095526	0.70		0.45	21.164429	0.80	0.35
12/31/2019	3,182	153	0.00	20.949672	15.83		0.45	20.997095	15.94	0.35
12/31/2018	1,211	67	7.33	18.087254	(4.38)		0.45	18.110077	(4.29)	0.35
JNL/Goldman Sachs 4 Fund - Class A
12/31/2022	4,694,202	144,652	0.00	24.993041	(13.59	)‡	3.05	39.582270	(10.92)	0.00
12/31/2021	6,030,830	163,314	0.00	26.731054	30.68		3.61	44.436583	35.48	0.00
12/31/2020	5,059,492	183,382	0.00	20.455954	0.81		3.61	32.799370	4.52	0.00
12/31/2019	5,955,743	222,780	0.00	20.291761	20.61		3.61	31.382427	25.04	0.00
12/31/2018	5,447,351	251,816	0.00	16.824895	(9.61)		3.61	25.098025	(6.27)	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Goldman Sachs 4 Fund - Class I
12/31/2022	27,952	883	0.00	36.115152	(11.41)	0.80	30.080757	(11.01)	0.35
12/31/2021	31,707	870	0.00	40.764879	34.80	0.80	33.801538	35.41	0.35
12/31/2020	16,417	625	0.00	30.241352	4.02	0.80	24.963028	4.49	0.35
12/31/2019	11,173	461	0.00	29.071590	8.73 ‡	0.80	23.889796	24.98	0.35
12/31/2018	5,633	288	0.00	19.090936	(6.40)	0.45	19.115128	(6.30)	0.35
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
12/31/2022	1,825,640	58,042	0.00	23.192129	(24.14)‡	2.60	44.119166	(9.13)‡	0.00
12/31/2021	2,558,413	62,427	0.00	23.270582	12.04	3.75	53.408383	16.03	0.25
12/31/2020	2,362,131	66,279	0.00	20.769575	15.68	3.75	46.028673	19.80	0.25
12/31/2019	2,152,146	71,619	0.00	17.954577	22.12	3.75	38.421561	26.47	0.25
12/31/2018	1,853,862	77,564	0.00	14.702517	(10.16)	3.75	30.379663	(6.94)	0.25
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class I
12/31/2022	9,696	336	0.00	37.765325	(8.28)‡	0.80	41.695138	(22.26)‡	0.40
12/31/2021	16,314	432	0.00	36.473166	16.17	0.45	36.629019	16.29	0.35
12/31/2020	11,611	365	0.00	31.395268	19.91	0.45	31.497906	20.03	0.35
12/31/2019	10,669	387	0.00	26.181736	26.59	0.45	26.241077	26.72	0.35
12/31/2018	4,971	237	0.00	20.681899	(6.86)	0.45	20.708058	(6.76)	0.35
JNL/Goldman Sachs Managed Conservative Fund - Class A
12/31/2022	780,757	54,910	0.00	11.176291	(16.88)‡	2.70	17.315158	(14.86)‡	0.30
12/31/2021	1,061,941	62,879	0.00	11.325103	(0.04)	3.70	20.511604	3.47	0.25
12/31/2020	1,126,755	68,293	0.00	11.329422	4.84	3.70	19.824531	8.52	0.25
12/31/2019	1,103,850	71,857	0.00	10.805918	7.03	3.70	18.268163	10.78	0.25
12/31/2018	1,114,769	79,899	0.00	10.096043	(5.87)	3.70	16.490040	(1.30)‡	0.25
JNL/Goldman Sachs Managed Conservative Fund - Class I
12/31/2022	2,925	209	0.00	13.887134	(14.77)	0.45	13.960372	(14.69)	0.35
12/31/2021	2,270	138	0.00	16.294147	3.67	0.45	16.363788	3.77	0.35
12/31/2020	1,976	126	0.00	15.717266	8.61	0.45	15.768739	8.72	0.35
12/31/2019	2,083	144	0.00	14.471648	10.85	0.45	14.504527	10.96	0.35
12/31/2018	564	43	0.00	13.055386	(2.68)	0.45	13.071972	(2.58)	0.35
JNL/Goldman Sachs Managed Growth Fund - Class A
12/31/2022	3,774,823	125,920	0.00	19.844304	(23.50)‡	3.05	42.196125	(21.14)‡	0.00
12/31/2021	5,331,846	138,159	0.00	21.711732	10.20	3.80	50.424867	14.18	0.25
12/31/2020	5,235,495	153,385	0.00	19.702594	14.29	3.80	44.162671	18.42	0.25
12/31/2019	5,060,005	173,818	0.00	17.239658	19.77	3.80	37.294263	24.10	0.25
12/31/2018	4,556,169	192,724	0.00	14.394084	(9.46)	3.80	30.052397	(6.17)	0.25
JNL/Goldman Sachs Managed Growth Fund - Class I
12/31/2022	18,135	754	0.00	36.115538	(10.82)‡	0.80	39.873620	(21.22)‡	0.40
12/31/2021	22,251	664	0.00	29.793157	14.30	0.45	29.919954	14.42	0.35
12/31/2020	14,269	505	0.00	26.064640	18.50	0.45	26.149409	18.62	0.35
12/31/2019	8,148	362	0.00	21.995024	24.20	0.45	22.044505	24.33	0.35
12/31/2018	4,424	250	0.00	17.709187	(6.04)	0.45	17.731283	(5.95)	0.35

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Goldman Sachs Managed Moderate Fund - Class A
12/31/2022	1,809,529	102,854	0.00	12.986143	(19.01)‡	3.05	22.651304	(6.64)‡	0.00
12/31/2021	2,499,769	116,977	0.00	14.347749	2.89	3.70	25.764338	6.44	0.30
12/31/2020	2,619,723	129,169	0.00	13.945120	8.25	3.70	24.205400	11.99	0.30
12/31/2019	2,650,994	144,879	0.00	12.882339	10.73	3.70	21.614229	14.55	0.30
12/31/2018	2,604,499	161,636	0.00	11.633900	(6.96)	3.70	18.868818	(3.73)	0.30
JNL/Goldman Sachs Managed Moderate Fund - Class I
12/31/2022	2,674	155	0.00	17.002519	(16.63)	0.45	21.774859	(16.59)‡	0.40
12/31/2021	4,028	196	0.00	20.394731	6.57	0.45	20.481898	6.68	0.35
12/31/2020	4,289	209	0.00	19.136701	12.20	0.45	19.199283	12.32	0.35
12/31/2019	3,285	167	0.00	17.055228	14.73	0.45	17.093893	14.85	0.35
12/31/2018	2,457	165	0.00	14.865097	(3.61)	0.45	14.883909	(3.51)	0.35
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A
12/31/2022	3,729,926	148,659	0.00	16.835030	(21.34)‡	3.00	35.354978	(7.74)‡	0.00
12/31/2021	5,218,913	166,159	0.00	13.954297	5.65	4.80	41.105602	10.57	0.25
12/31/2020	5,342,095	186,063	0.00	13.207512	10.09	4.80	37.175112	15.21	0.25
12/31/2019	5,311,356	210,974	0.00	11.997300	6.80 ‡	4.80	32.266611	18.83	0.25
12/31/2018	5,059,942	236,891	0.00	12.452209	(8.66)	4.01	27.154202	(2.87)‡	0.25
JNL/Goldman Sachs Managed Moderate Growth Fund - Class I
12/31/2022	6,568	271	0.00	20.469436	(19.06)	0.45	33.436955	(19.02)‡	0.40
12/31/2021	8,139	271	0.00	25.289866	10.67	0.45	25.397947	10.78	0.35
12/31/2020	5,498	212	0.00	22.851709	15.37	0.45	22.926431	15.49	0.35
12/31/2019	5,782	244	0.00	19.807035	18.93	0.45	19.851939	19.05	0.35
12/31/2018	7,487	343	0.00	16.654879	(5.04)	0.45	16.675961	(4.95)	0.35
JNL/GQG Emerging Markets Equity Fund - Class A
12/31/2022	238,806	23,219	0.00	9.491060	(24.05)	2.80	10.996528	(21.90)	0.00
12/31/2021	296,236	22,221	0.00	12.495823	(4.98)	2.80	14.079579	(2.30)	0.00
12/31/2020	211,657	15,332	0.00	13.150990	29.45	2.80	14.410987	33.12	0.00
12/31/2019	77,123	7,341	0.65	10.159250	17.74	2.80	10.825815	21.09	0.00
12/31/2018	17,663	2,007	0.00	8.628735	(6.64)‡	2.80	8.940022	(14.94)	0.00
JNL/GQG Emerging Markets Equity Fund - Class I
12/31/2022	10,864	994	0.00	10.719862	(22.24)	0.80	10.976682	(21.89)	0.35
12/31/2021	12,637	903	0.00	13.786233	(12.42)‡	0.80	14.053360	(2.34)	0.35
12/31/2020	8,210	572	0.00	14.343753	32.95	0.45	14.390644	33.08	0.35
12/31/2019	3,198	296	0.56	10.788934	20.83	0.45	10.813376	20.95	0.35
12/31/2018	1,710	192	0.00	8.928992	(15.02)	0.45	8.940297	(14.94)	0.35
JNL/Harris Oakmark Global Equity Fund - Class A
12/31/2022	387,661	31,487	0.41	11.061049	(18.18)‡	2.65	13.557308	(15.99)	0.00
12/31/2021	524,034	35,329	0.97	13.473960	14.71	2.70	16.138005	17.85	0.00
12/31/2020	395,825	31,022	3.28	11.745759	8.29	2.70	13.693337	11.25	0.00
12/31/2019	427,770	36,840	1.52	10.846779	24.24	2.70	12.308644	27.64	0.00
12/31/2018	384,351	41,708	0.66	8.730497	(19.57)‡	2.70	9.643134	(21.22)	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Harris Oakmark Global Equity Fund - Class I
12/31/2022	7,639	585	0.75	12.985697	(16.45)		0.80	13.043449	(16.08)	0.35
12/31/2021	9,716	622	1.19	15.543232	(0.93	)‡	0.80	15.542433	17.73	0.35
12/31/2020	5,459	412	4.82	13.158668	11.18		0.45	13.201716	11.29	0.35
12/31/2019	3,511	295	2.17	11.835189	27.35		0.45	11.862039	27.48	0.35
12/31/2018	1,885	202	1.54	9.293179	(21.33)		0.45	9.304950	(21.25)	0.35
JNL/Heitman U.S. Focused Real Estate Fund - Class A
12/31/2022	99,927	8,762	1.02	10.674368	(27.79	)‡	2.80	12.067976	(25.74)	0.00
12/31/2021	178,027	11,450	1.45	14.241067	34.31	‡	3.90	16.251797	44.13	0.00
12/31/2020	30,400	2,784	1.81	10.546490	8.71	‡	2.80	11.275496	(4.14)	0.00
12/31/2019	30,838	2,673	1.45	11.330928	1.72	‡	2.70	11.762272	25.26	0.00
12/31/2018+	2,995	321	0.00	9.304126	(6.54	)‡	2.40	9.390005	(6.10)‡	0.00
JNL/Heitman U.S. Focused Real Estate Fund - Class I
12/31/2022	3,053	255	1.35	11.988592	(25.88)		0.45	12.041152	(25.81)	0.35
12/31/2021	5,464	338	1.72	16.174922	44.00		0.45	16.229694	44.14	0.35
12/31/2020	917	82	2.50	11.232720	(4.32)		0.45	11.259532	(4.22)	0.35
12/31/2019	641	55	1.24	11.739713	25.11		0.45	11.755961	25.23	0.35
12/31/2018+	31	3	0.00	9.383786	(6.16	)‡	0.45	9.387386	(6.13)‡	0.35
JNL/Invesco Diversified Dividend Fund - Class A
12/31/2022	391,566	30,188	0.00	12.044447	(6.48	)‡	2.70	13.884675	(1.97)	0.00
12/31/2021	160,810	11,984	0.00	12.702205	4.00	‡	2.55	14.162991	18.65	0.00
12/31/2020	108,425	9,472	0.00	11.018625	(1.83)		2.45	11.936491	0.61	0.00
12/31/2019	97,998	8,508	2.54	11.223669	20.85		2.45	11.864344	23.84	0.00
12/31/2018	47,607	5,053	0.63	9.287455	(9.52)		2.45	9.579995	(7.26)	0.00
JNL/Invesco Diversified Dividend Fund - Class I
12/31/2022	16,103	1,170	0.00	13.782584	(2.16)		0.45	13.855348	(2.07)	0.35
12/31/2021	5,100	364	0.00	14.087463	18.54		0.45	14.147726	18.66	0.35
12/31/2020	3,298	280	0.00	11.883994	0.41		0.45	11.922882	0.51	0.35
12/31/2019	2,328	199	2.52	11.835473	23.72		0.45	11.862339	23.85	0.35
12/31/2018	903	94	0.77	9.566153	(7.38)		0.45	9.578282	(7.28)	0.35
JNL/Invesco Global Growth Fund - Class A
12/31/2022	1,092,761	39,873	0.00	19.074262	(34.22	)‡	3.05	36.939457	(10.33)‡	0.00
12/31/2021	1,787,737	43,571	0.00	24.317939	10.96		3.90	51.732645	15.08	0.25
12/31/2020	1,759,004	48,862	0.00	21.916334	23.26		3.90	44.952168	27.85	0.25
12/31/2019	1,700,379	59,777	0.60	17.779860	26.26		3.90	35.160564	30.96	0.25
12/31/2018	1,440,261	65,735	0.63	14.081861	(9.20	)‡	3.90	26.849292	(13.43)	0.25
JNL/Invesco Global Growth Fund - Class I
12/31/2022	11,207	302	0.00	32.595503	(32.56)		0.80	36.327646	(32.23)	0.30
12/31/2021	18,005	330	0.00	48.334404	10.34	‡	0.80	53.600787	15.38	0.30
12/31/2020	13,349	281	0.00	48.562809	27.93		0.45	46.456421	28.13	0.30
12/31/2019	9,997	267	1.07	37.959049	31.14		0.45	36.258165	11.66 ‡	0.30
12/31/2018	4,217	147	1.52	28.946471	(13.36)		0.45	28.983123	(13.27)	0.35

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Heitman U.S. Focused Real Estate Fund - Class A - August 13, 2018; JNL/Heitman U.S. Focused Real Estate Fund - Class I - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Invesco Small Cap Growth Fund - Class A
12/31/2022	1,436,820	36,480	0.00	27.278734	(37.22	)‡	3.05	52.041884	(35.28)	0.00
12/31/2021	2,308,501	37,426	0.00	20.379997	0.22		6.80	80.412112	7.27	0.00
12/31/2020	2,328,187	40,070	0.00	20.335993	46.22		6.80	74.963170	56.51	0.00
12/31/2019	1,660,791	44,177	0.00	13.907899	16.23		6.80	47.897107	24.41	0.00
12/31/2018	1,451,599	47,478	0.00	11.965942	(16.58	)‡	6.80	38.499903	(9.11)	0.00
JNL/Invesco Small Cap Growth Fund - Class I
12/31/2022	15,126	288	0.00	46.063862	(35.61)		0.80	53.574342	(35.32)	0.35
12/31/2021	24,501	303	0.00	71.539774	6.74		0.80	82.831409	7.22	0.35
12/31/2020	19,231	254	0.00	67.022308	18.79	‡	0.80	77.252467	56.40	0.35
12/31/2019	8,209	170	0.00	49.283835	24.26		0.45	49.395541	24.39	0.35
12/31/2018	6,432	163	0.00	39.661452	(9.28)		0.45	39.711610	(9.19)	0.35
JNL/JPMorgan Global Allocation Fund - Class A
12/31/2022	963,450	84,189	0.00	9.885266	(21.47)		3.05	12.880697	(19.04)	0.00
12/31/2021	1,339,137	93,440	0.00	12.587895	5.62		3.05	15.910833	8.89	0.00
12/31/2020	1,395,068	104,571	0.00	11.918497	25.15	‡	3.05	14.612194	11.70	0.00
12/31/2019+	33,779	2,745	0.00	11.776556	4.76	‡	1.85	13.081368	17.78 ‡	0.00
JNL/JPMorgan Global Allocation Fund - Class I
12/31/2022	2,524	198	0.00	12.271003	(11.39	)‡	0.80	12.852612	(19.11)	0.35
12/31/2021	3,119	197	0.00	15.297764	2.00	‡	0.75	15.889953	8.87	0.35
12/31/2020	1,638	113	0.00	14.548434	11.55		0.45	14.595932	11.66	0.35
12/31/2019+	21	2	0.00	13.042651	5.53	‡	0.45	13.072151	5.58 ‡	0.35
JNL/JPMorgan Hedged Equity Fund - Class A
12/31/2022	558,958	46,308	0.36	11.270518	(10.69)		2.80	12.742270	(8.16)	0.00
12/31/2021	483,177	36,300	0.74	12.619586	8.75		2.80	13.874210	11.84	0.00
12/31/2020	310,398	25,761	0.63	11.604098	5.66	‡	2.80	12.404934	14.31	0.00
12/31/2019	74,525	6,987	0.00	10.518873	7.16	‡	2.25	10.851600	13.00	0.00
12/31/2018+	18,950	1,983	0.74	9.525827	(1.66	)‡	2.10	9.603562	(3.96)‡	0.00
JNL/JPMorgan Hedged Equity Fund - Class I
12/31/2022	22,940	1,812	0.62	12.454220	0.89	‡	0.80	12.730313	(8.18)	0.30
12/31/2021	20,458	1,482	1.00	13.654887	2.47	‡	0.75	13.864665	11.83	0.30
12/31/2020	9,017	730	0.74	12.354062	14.19		0.45	12.398310	14.36	0.30
12/31/2019	3,568	330	0.00	10.818847	12.80		0.45	10.841322	7.79 ‡	0.30
12/31/2018+	779	81	0.52	9.590949	(4.09	)‡	0.45	9.594629	(4.05)‡	0.35
JNL/JPMorgan MidCap Growth Fund - Class A
12/31/2022	2,193,969	27,791	0.00	48.877770	(29.26	)‡	3.05	113.542911	(27.08)	0.00
12/31/2021	3,270,927	29,811	0.00	55.071734	6.78		3.90	155.706167	11.03	0.00
12/31/2020	3,166,068	31,760	0.00	51.573717	8.18	‡	3.90	140.238670	47.97	0.00
12/31/2019	1,982,073	29,115	0.00	38.942706	34.96		3.61	94.775677	39.92	0.00
12/31/2018	1,331,467	27,148	0.00	28.855520	(8.38)		3.61	67.737631	(5.00)	0.00

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/JPMorgan Global Allocation Fund - Class A - June 24, 2019; JNL/JPMorgan Global Allocation Fund - Class I - June 24, 2019; JNL/JPMorgan Hedged Equity Fund - Class A - August 13, 2018; JNL/JPMorgan Hedged Equity Fund - Class I - August 13, 2018.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/JPMorgan MidCap Growth Fund - Class I
12/31/2022	31,131	271	0.00	95.858319	(27.45)	0.80	117.404253	(27.12)	0.35
12/31/2021	49,018	313	0.00	132.121703	6.80 ‡	0.80	161.094105	10.97	0.35
12/31/2020	34,481	242	0.00	144.701591	47.77	0.45	145.174781	47.91	0.35
12/31/2019	14,394	149	0.00	97.926713	39.71	0.45	98.148836	39.85	0.35
12/31/2018	6,258	90	0.00	70.092077	(5.16)	0.45	70.180842	(5.07)	0.35
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
12/31/2022	867,359	43,694	0.00	12.756177	(14.18)‡	2.90	28.427802	(11.66)	0.00
12/31/2021	1,168,697	51,271	0.00	11.851579	(5.75)	3.75	32.180264	(2.14)	0.00
12/31/2020	1,563,966	66,444	0.00	12.574048	3.02	3.75	32.885271	6.95	0.00
12/31/2019	902,107	40,554	0.00	12.205920	2.54	3.75	30.747501	6.46	0.00
12/31/2018	780,044	37,135	3.06	11.903127	(3.27)	3.75	28.882638	0.45	0.00
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I
12/31/2022	20,229	705	0.00	24.181111	(12.09)	0.80	29.616382	(11.69)	0.35
12/31/2021	18,218	565	0.00	27.506377	(0.18)‡	0.80	33.538183	(2.17)	0.35
12/31/2020	27,071	816	0.00	34.171375	6.74	0.45	34.283171	6.84	0.35
12/31/2019	9,005	289	0.00	32.014692	6.33	0.45	32.087321	6.44	0.35
12/31/2018	4,568	156	5.44	30.108290	0.31	0.45	30.146431	0.41	0.35
JNL/JPMorgan U.S. Value Fund - Class A
12/31/2022	891,964	51,052	0.00	13.320763	(5.86)‡	3.05	21.669873	(2.96)	0.00
12/31/2021	844,732	46,348	0.00	8.441479	19.35	6.50	22.330089	27.36	0.00
12/31/2020	671,373	46,449	0.00	7.072997	(9.84)	6.50	17.532489	(3.78)	0.00
12/31/2019	586,357	38,523	0.00	7.844922	6.59 ‡	6.50	17.528500	22.60	0.30
12/31/2018	531,898	42,476	1.15	7.953774	(11.61)‡	5.20	14.297079	(9.30)	0.30
JNL/JPMorgan U.S. Value Fund - Class I
12/31/2022	20,187	925	0.00	19.795745	(3.42)	0.80	22.082021	(2.98)	0.35
12/31/2021	14,762	658	0.00	20.496120	6.73 ‡	0.80	22.760883	27.31	0.35
12/31/2020	3,383	192	0.00	17.819630	(4.01)	0.45	17.877875	(3.91)	0.35
12/31/2019	1,391	77	0.00	18.563506	22.88	0.45	18.605575	23.00	0.35
12/31/2018	360	24	2.61	15.107360	(9.18)	0.45	15.126481	(9.08)	0.35
JNL/Lazard International Strategic Equity Fund - Class A
12/31/2022	97,183	6,858	2.59	12.102224	(5.70)‡	2.80	15.868505	(17.09)	0.00
12/31/2021	108,360	6,263	0.43	15.744524	4.05	2.25	19.138700	6.42	0.00
12/31/2020	71,681	4,345	0.51	15.131586	10.51	2.25	17.984371	13.03	0.00
12/31/2019	78,110	5,295	0.22	13.692027	19.20	2.25	15.911339	21.92	0.00
12/31/2018	56,687	4,617	0.20	11.486299	(5.32)‡	2.25	13.051132	(10.19)	0.00
JNL/Lazard International Strategic Equity Fund - Class I
12/31/2022	4,013	273	2.71	14.417142	(17.22)	0.45	14.493208	(17.14)	0.35
12/31/2021	4,657	263	0.76	17.415834	6.24	0.45	17.490273	6.35	0.35
12/31/2020	2,206	133	0.85	16.392355	12.89	0.45	16.445968	13.00	0.35
12/31/2019	1,717	118	0.59	14.520431	21.69	0.45	14.553363	21.81	0.35
12/31/2018	625	52	0.56	11.932190	(10.25)	0.45	11.947296	(10.16)	0.35

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Loomis Sayles Global Growth Fund - Class A
12/31/2022	281,119	24,582	0.00	10.574786	(28.53)		3.15	12.139878	(26.25)	0.00
12/31/2021	407,520	25,924	0.00	14.796098	2.34		3.15	16.460852	5.61	0.00
12/31/2020	433,958	28,766	0.31	14.458328	43.26	‡	3.15	15.586247	34.85	0.00
12/31/2019	3,473	304	0.24	11.360121	29.13		1.25	11.558297	30.75	0.00
12/31/2018+	364	41	0.00	8.797715	(12.66	)‡	1.25	8.840000	(11.60)‡	0.00
JNL/Loomis Sayles Global Growth Fund - Class I
12/31/2022	2,103	174	0.02	12.065533	(26.30)		0.45	12.091987	(26.27)	0.40
12/31/2021	2,684	164	0.00	16.371859	5.35		0.45	16.399580	5.40	0.40
12/31/2020+	2,236	144	0.30	15.540517	46.25	‡	0.45	15.559042	46.30 ‡	0.40
JNL/Lord Abbett Short Duration Income Fund - Class A
12/31/2022	350,549	36,368	0.61	9.245972	(7.56)		2.80	9.965618	(4.95)	0.00
12/31/2021	249,985	24,341	0.26	10.002636	(1.84	)‡	2.80	10.484292	0.33	0.00
12/31/2020+	187,268	18,073	0.00	10.295313	1.76	‡	2.20	10.450015	4.50	0.00
JNL/Lord Abbett Short Duration Income Fund - Class I
12/31/2022	16,650	1,677	0.92	9.830550	(0.46	)‡	0.80	9.949579	(5.06)	0.35
12/31/2021	12,915	1,234	0.40	10.409723	(0.34	)‡	0.75	10.480008	0.33	0.35
12/31/2020+	4,261	408	0.00	10.438122	4.38	‡	0.45	10.445190	4.45 ‡	0.35
JNL/Mellon Bond Index Fund - Class A
12/31/2022	912,174	67,364	0.00	9.661682	(15.96	)‡	2.85	17.559096	(13.54)	0.00
12/31/2021	1,188,210	75,114	0.00	9.303877	(5.92)		3.91	20.308734	(2.17)	0.00
12/31/2020	1,059,818	65,346	0.00	9.889371	2.94		3.91	20.758968	7.05	0.00
12/31/2019	855,249	55,795	2.33	9.606647	3.80		3.91	19.392197	7.93	0.00
12/31/2018	783,456	54,780	2.12	9.255369	(4.41)		3.91	17.967162	(0.57)	0.00
JNL/Mellon Bond Index Fund - Class I
12/31/2022	18,354	1,033	0.00	15.575403	(13.95)		0.80	18.083882	(13.56)	0.35
12/31/2021	22,362	1,095	0.00	18.099730	0.64	‡	0.80	20.920688	(2.13)	0.35
12/31/2020	13,881	666	0.00	21.306072	6.78		0.45	21.375770	6.89	0.35
12/31/2019	5,422	278	3.42	19.953057	7.88		0.45	19.998321	7.99	0.35
12/31/2018	2,248	123	3.24	18.495417	(0.73)		0.45	18.518837	(0.63)	0.35
JNL/Mellon Communication Services Sector Fund - Class A
12/31/2022	148,526	15,536	0.00	7.102479	(42.80	)‡	2.55	12.986105	(41.33)	0.00
12/31/2021	326,497	19,760	0.00	9.605409	11.42		3.71	22.133481	15.64	0.00
12/31/2020	232,677	16,118	0.00	8.620621	20.70		3.71	19.140756	25.26	0.00
12/31/2019	145,444	12,449	0.00	7.142349	21.82		3.71	15.280879	26.40	0.00
12/31/2018	102,126	10,987	4.19	5.863169	(9.26)		3.71	12.089289	(5.81)	0.00

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Loomis Sayles Global Growth Fund - Class A - August 13, 2018; JNL/Loomis Sayles Global Growth Fund - Class I - April 27, 2020; JNL/Lord Abbett Short Duration Income Fund - Class A - April 27, 2020; JNL/Lord Abbett Short Duration Income Fund - Class I - April 27, 2020.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Communication Services Sector Fund - Class I
12/31/2022	3,079	235	0.00	11.371879	(31.21	)‡	0.80	13.474268	(41.33)	0.35
12/31/2021	5,589	251	0.00	22.869430	15.46		0.45	22.967635	15.57	0.35
12/31/2020	4,313	224	0.00	19.807567	25.16		0.45	19.872716	25.28	0.35
12/31/2019	1,284	83	0.00	15.826014	26.34		0.45	15.862201	26.46	0.35
12/31/2018	322	26	8.14	12.527002	(5.90)		0.45	12.543093	(5.81)	0.35
JNL/Mellon Consumer Discretionary Sector Fund - Class A
12/31/2022	1,009,530	24,944	0.00	26.923778	(37.86	)‡	3.05	55.142376	(35.94)	0.00
12/31/2021	1,924,691	30,085	0.00	35.769936	10.07	‡	3.90	86.075455	22.54	0.00
12/31/2020	1,670,471	31,652	0.00	32.315250	41.80		3.61	70.242663	47.01	0.00
12/31/2019	1,217,410	33,539	0.00	22.789350	22.38		3.61	47.780042	26.88	0.00
12/31/2018	1,054,590	36,528	0.67	18.621213	(4.75)		3.61	37.657519	(1.22)	0.00
JNL/Mellon Consumer Discretionary Sector Fund - Class I
12/31/2022	14,136	251	0.00	48.257802	(36.23)		0.80	57.179225	(35.94)	0.35
12/31/2021	16,946	194	0.00	75.674407	21.98		0.80	89.262819	22.53	0.35
12/31/2020	12,378	173	0.00	62.036180	24.45	‡	0.80	72.847720	47.04	0.35
12/31/2019	4,509	93	0.00	49.418306	26.71		0.45	49.541118	26.84	0.35
12/31/2018	2,193	57	1.72	38.999707	(1.36)		0.45	39.057552	(1.26)	0.35
JNL/Mellon Consumer Staples Sector Fund - Class A
12/31/2022	530,859	37,587	0.00	13.099342	(7.73	)‡	2.75	15.140009	(3.20)	0.00
12/31/2021	247,956	16,779	0.00	13.938322	13.20		2.70	15.640012	16.28	0.00
12/31/2020	206,261	16,030	0.00	12.312825	7.48		2.70	13.450012	10.43	0.00
12/31/2019	143,890	12,191	0.00	11.456012	5.05	‡	2.70	12.180016	26.09	0.00
12/31/2018	60,735	6,396	0.00	9.370928	(9.31	)‡	2.40	9.660006	(8.95)	0.00
JNL/Mellon Consumer Staples Sector Fund - Class I
12/31/2022	13,545	900	0.00	14.774573	(3.61)		0.80	15.128798	(3.18)	0.35
12/31/2021	4,219	271	0.00	15.327831	15.77		0.80	15.625025	16.30	0.35
12/31/2020	3,095	231	0.00	13.239552	9.97		0.80	13.435551	10.46	0.35
12/31/2019	1,461	121	0.00	12.039729	4.21	‡	0.80	12.163162	25.95	0.35
12/31/2018	443	46	0.00	9.644894	(9.08)		0.45	9.657125	(8.98)	0.35
JNL/Mellon Dow Index Fund - Class A
12/31/2022	1,158,021	39,470	0.00	20.742735	(10.01	)‡	2.80	40.039984	(7.46)	0.00
12/31/2021	1,347,945	42,027	0.00	17.597069	15.45		4.00	43.269979	20.16	0.00
12/31/2020	1,118,915	41,539	0.00	15.242258	4.68		4.00	36.009985	8.96	0.00
12/31/2019	997,657	40,005	0.00	14.560302	19.60		4.00	33.049985	24.48	0.00
12/31/2018	768,056	38,035	0.00	12.174081	(7.80)		4.00	26.549969	(4.01)	0.00
JNL/Mellon Dow Index Fund - Class I
12/31/2022	22,193	565	0.00	34.655154	(7.88)		0.80	40.045871	(7.47)	0.35
12/31/2021	23,104	545	0.00	37.620975	7.86	‡	0.80	43.279371	20.17	0.35
12/31/2020	13,958	394	0.00	35.899097	8.84		0.45	36.016051	8.95	0.35
12/31/2019	6,274	194	0.00	32.982507	24.37		0.45	33.056814	24.50	0.35
12/31/2018	1,246	47	0.00	26.518932	(4.12)		0.45	26.552112	(4.02)	0.35

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Emerging Markets Index Fund - Class A
12/31/2022	736,791	74,806	0.00	8.424998	(21.12)‡	2.70	11.443014	(18.97)	0.00
12/31/2021	965,883	78,421	0.00	9.925345	(6.74)	3.41	14.121404	(3.50)	0.00
12/31/2020	1,045,449	80,953	3.20	10.642648	13.18	3.41	14.634284	17.10	0.00
12/31/2019	1,090,072	97,638	2.03	9.403540	13.94	3.41	12.496929	17.89	0.00
12/31/2018	1,010,950	105,439	1.59	8.253053	(18.10)	3.41	10.600320	(15.24)	0.00
JNL/Mellon Emerging Markets Index Fund - Class I
12/31/2022	15,373	1,344	0.00	10.763132	(19.27)	0.80	11.570584	(18.91)	0.35
12/31/2021	18,244	1,294	0.00	13.332554	(1.51)‡	0.80	14.268575	(3.51)	0.35
12/31/2020	14,184	970	4.40	14.739847	17.03	0.45	14.787935	17.14	0.35
12/31/2019	8,271	662	2.81	12.595444	17.67	0.45	12.623915	17.79	0.35
12/31/2018	4,412	414	3.28	10.704162	(15.39)	0.45	10.717639	(15.30)	0.35
JNL/Mellon Energy Sector Fund - Class A
12/31/2022	2,696,809	59,994	0.00	29.993064	56.51 ‡	3.05	61.404124	61.35	0.00
12/31/2021	1,277,370	45,354	0.00	15.786472	48.76	3.91	38.057323	54.69	0.00
12/31/2020	768,163	41,798	0.00	10.612205	(36.27)	3.91	24.602369	(33.73)	0.00
12/31/2019	995,708	35,479	0.00	16.652013	4.47	3.91	37.124126	8.64	0.00
12/31/2018	1,001,461	38,349	2.77	15.938986	(23.50)	3.91	34.170278	(20.43)	0.00
JNL/Mellon Energy Sector Fund - Class I
12/31/2022	29,762	475	0.00	53.756082	60.59	0.80	63.694419	61.32	0.35
12/31/2021	12,668	328	0.00	33.473446	29.30 ‡	0.80	39.483781	54.64	0.35
12/31/2020	3,527	141	0.00	25.447890	(33.78)	0.45	25.532895	(33.71)	0.35
12/31/2019	3,544	93	0.00	38.430019	8.54	0.45	38.519848	8.65	0.35
12/31/2018	1,523	43	5.22	35.406570	(20.49)	0.45	35.453847	(20.41)	0.35
JNL/Mellon Financial Sector Fund - Class A
12/31/2022	1,237,472	61,886	0.00	12.991949	(15.59)‡	3.15	27.243838	(12.89)	0.00
12/31/2021	1,488,981	64,016	0.00	13.880528	24.75	3.61	31.276919	29.34	0.00
12/31/2020	1,018,210	56,049	0.00	11.126354	(6.16)	3.61	24.181997	(2.72)	0.00
12/31/2019	1,233,577	65,331	0.00	11.857332	26.43	3.61	24.856916	31.08	0.00
12/31/2018	1,077,914	74,125	1.17	9.378672	(16.94)	3.61	18.963768	(13.87)	0.00
JNL/Mellon Financial Sector Fund - Class I
12/31/2022	19,394	700	0.00	23.866075	(13.24)	0.80	28.276254	(12.87)	0.35
12/31/2021	22,608	715	0.00	27.509578	4.73 ‡	0.80	32.452794	29.33	0.35
12/31/2020	9,017	367	0.00	25.009846	(2.81)	0.45	25.092838	(2.71)	0.35
12/31/2019	5,262	206	0.00	25.732089	30.90	0.45	25.791678	31.03	0.35
12/31/2018	3,586	184	2.56	19.658195	(13.96)	0.45	19.684016	(13.88)	0.35
JNL/Mellon Healthcare Sector Fund - Class A
12/31/2022	3,343,599	66,687	0.00	33.417075	(8.58)‡	3.05	68.441956	(5.76)	0.00
12/31/2021	3,882,286	72,015	0.00	30.179413	15.60	3.90	72.622727	20.20	0.00
12/31/2020	3,427,548	75,637	0.00	26.106802	4.38 ‡	3.90	60.419401	17.52	0.00
12/31/2019	3,047,856	78,112	0.00	24.520977	17.08	3.61	51.412186	21.38	0.00
12/31/2018	2,816,036	86,811	0.92	20.944557	1.21	3.61	42.356262	4.95	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Healthcare Sector Fund - Class I
12/31/2022	34,118	491	0.00	59.852891	(6.18)	0.80	70.922353	(5.76)	0.35
12/31/2021	34,546	470	0.00	63.793260	19.64	0.80	75.253185	20.19	0.35
12/31/2020	23,100	376	0.00	53.319888	9.48 ‡	0.80	62.614336	17.51	0.35
12/31/2019	12,723	244	0.00	53.161176	21.29	0.45	53.284446	21.41	0.35
12/31/2018	6,373	148	2.15	43.830632	4.78	0.45	43.888361	4.88	0.35
JNL/Mellon Industrials Sector Fund - Class A
12/31/2022	171,946	12,362	0.00	12.874050	10.61 ‡	2.75	14.880205	(8.71)	0.00
12/31/2021	223,439	14,495	0.00	14.524509	17.70	2.70	16.300228	20.92	0.00
12/31/2020	101,674	7,869	0.00	12.340405	10.53	2.70	13.480187	13.56	0.00
12/31/2019	72,387	6,283	0.00	11.164677	3.53 ‡	2.70	11.870136	30.01	0.00
12/31/2018	27,205	3,030	0.00	8.857369	(16.47)	2.40	9.130122	(14.43)	0.00
JNL/Mellon Industrials Sector Fund - Class I
12/31/2022	5,006	338	0.00	14.524998	(9.08)	0.80	14.873497	(8.67)	0.35
12/31/2021	4,706	290	0.00	15.975118	5.49 ‡	0.80	16.285041	20.94	0.35
12/31/2020	3,239	241	0.00	13.421289	13.37	0.45	13.465221	13.48	0.35
12/31/2019	1,052	89	0.00	11.838664	29.84	0.45	11.865539	29.97	0.35
12/31/2018	530	58	0.00	9.117908	(14.45)	0.45	9.129470	(14.36)	0.35
JNL/Mellon Information Technology Sector Fund - Class A
12/31/2022	3,147,648	98,812	0.00	21.212668	(34.02)‡	3.05	43.436709	(31.99)	0.00
12/31/2021	5,442,438	114,685	0.00	26.539808	28.11	3.90	63.864342	33.21	0.00
12/31/2020	4,505,629	125,182	0.00	20.715899	7.55 ‡	3.90	47.943018	45.12	0.00
12/31/2019	3,166,558	126,284	0.00	15.438628	42.60	3.71	33.036360	47.99	0.00
12/31/2018	2,194,967	128,417	0.42	10.826190	(4.39)	3.71	22.322809	(0.76)	0.00
JNL/Mellon Information Technology Sector Fund - Class I
12/31/2022	51,165	1,162	0.00	38.021680	(32.31)	0.80	45.051181	(32.00)	0.35
12/31/2021	81,118	1,260	0.00	56.166860	32.62	0.80	66.253119	33.22	0.35
12/31/2020	54,066	1,112	0.00	42.351388	44.46	0.80	49.732266	45.11	0.35
12/31/2019	21,560	640	0.00	29.318001	13.32 ‡	0.80	34.273042	47.98	0.35
12/31/2018	7,461	327	0.97	23.131933	(0.83)	0.45	23.161218	(0.73)	0.35
JNL/Mellon International Index Fund - Class A
12/31/2022	1,905,756	90,898	0.23	14.823961	(16.69)‡	2.95	27.516357	(14.20)	0.00
12/31/2021	2,385,338	96,356	0.00	14.738655	6.25	3.90	32.070518	10.47	0.00
12/31/2020	1,348,997	59,681	3.49	13.871614	3.58	3.90	29.030765	7.70	0.00
12/31/2019	1,406,188	66,200	2.67	13.391625	16.58	3.90	26.955530	21.21	0.00
12/31/2018	1,262,001	71,231	3.27	11.487338	(17.22)	3.90	22.239272	(13.91)	0.00
JNL/Mellon International Index Fund - Class I
12/31/2022	46,604	1,677	0.54	24.409860	(14.59)	0.80	27.108227	(14.16)	0.30
12/31/2021	50,273	1,554	0.00	28.580088	(0.73)‡	0.80	31.581593	2.52 ‡	0.30
12/31/2020	22,438	763	5.00	29.824276	7.54	0.45	29.921825	7.64	0.35
12/31/2019	11,708	429	3.47	27.734259	21.02	0.45	27.797169	21.14	0.35
12/31/2018	5,806	256	5.57	22.916858	(14.05)	0.45	22.945884	(13.97)	0.35

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Materials Sector Fund - Class A
12/31/2022	174,837	13,060	0.00	12.406696	(12.98	)‡	2.75	14.339997	(11.92)	0.00
12/31/2021	180,506	11,723	0.00	14.509007	24.98		2.70	16.279997	28.39	0.00
12/31/2020	72,349	5,954	0.00	11.609468	61.79	‡	2.70	12.679997	18.84	0.00
12/31/2019	23,082	2,229	0.00	10.082365	19.75	‡	2.50	10.669999	22.78	0.00
12/31/2018	15,358	1,797	0.00	8.360819	(24.32	)‡	3.05	8.689999	(18.63)	0.00
JNL/Mellon Materials Sector Fund - Class I
12/31/2022	4,584	321	0.00	13.997287	(12.27)		0.80	14.333519	(11.88)	0.35
12/31/2021	6,297	389	0.00	15.955634	4.49	‡	0.80	16.265351	28.43	0.35
12/31/2020	1,968	156	0.00	12.623309	18.74		0.45	12.664430	18.86	0.35
12/31/2019	570	54	0.00	10.631207	22.61		0.45	10.655176	22.73	0.35
12/31/2018	310	36	0.00	8.670603	(18.72)		0.45	8.681456	(18.64)	0.35
JNL/Mellon Nasdaq® 100 Index Fund - Class A
12/31/2022	3,965,249	79,689	0.00	35.524096	(34.88	)‡	3.15	63.100836	(32.80)	0.00
12/31/2021	6,351,303	84,691	0.00	47.915424	21.85		3.90	93.904442	26.70	0.00
12/31/2020	5,324,343	89,031	0.00	39.323234	6.11	‡	3.90	74.118178	47.96	0.00
12/31/2019	3,171,092	77,643	0.00	28.892903	33.65		3.61	50.092004	38.56	0.00
12/31/2018	2,302,486	77,316	0.31	21.618718	(4.18)		3.61	36.151817	(0.64)	0.00
JNL/Mellon Nasdaq® 100 Index Fund - Class I
12/31/2022	73,493	1,407	0.00	56.900637	(33.10)		0.80	50.440025	(32.80)	0.35
12/31/2021	118,483	1,494	0.00	85.059330	26.15		0.80	75.063861	26.72	0.35
12/31/2020	79,233	1,279	0.00	67.427539	12.81	‡	0.80	59.236828	47.92	0.35
12/31/2019	26,142	624	0.00	39.954548	38.39		0.45	40.045227	38.53	0.35
12/31/2018	10,670	357	1.10	28.871252	(0.72)		0.45	28.907851	(0.62)	0.35
JNL/Mellon Real Estate Sector Fund - Class A
12/31/2022	158,227	14,077	0.00	10.553980	(27.91	)‡	2.50	12.037423	(26.09)	0.00
12/31/2021	226,095	14,678	0.00	14.302601	34.59		3.05	16.286522	38.76	0.00
12/31/2020	97,481	8,681	0.00	10.626947	(8.17)		3.05	11.737482	(5.32)	0.00
12/31/2019	157,669	13,131	0.00	11.571994	24.12		3.05	12.397342	27.94	0.00
12/31/2018	43,081	4,521	0.00	9.323019	(6.15	)‡	3.05	9.689999	(5.28)	0.00
JNL/Mellon Real Estate Sector Fund - Class I
12/31/2022	11,005	922	0.00	11.706379	(26.41)		0.80	11.987133	(26.08)	0.35
12/31/2021	14,684	909	0.00	15.907477	12.76	‡	0.80	16.216055	38.77	0.35
12/31/2020	6,312	542	0.00	11.647544	(5.49)		0.45	11.685646	(5.39)	0.35
12/31/2019	4,041	328	0.00	12.323685	27.91		0.45	12.351648	28.03	0.35
12/31/2018	1,856	193	0.00	9.634947	(5.80)		0.45	9.647162	(5.70)	0.35
JNL/Mellon S&P 400 MidCap Index Fund - Class A
12/31/2022	2,759,452	62,350	0.00	29.143765	(16.34	)‡	3.30	58.201419	(13.54)	0.00
12/31/2021	3,481,602	67,149	0.00	30.938350	19.39		3.90	67.318073	24.13	0.00
12/31/2020	2,901,024	68,750	0.00	25.913344	8.67		3.90	54.230230	12.99	0.00
12/31/2019	2,688,525	71,154	0.00	23.845300	20.79		3.90	47.995879	25.58	0.00
12/31/2018	2,249,924	73,953	0.87	19.741321	(14.99)		3.90	38.218816	(11.60)	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon S&P 400 MidCap Index Fund - Class I
12/31/2022	62,833	1,073	0.00	51.471351	(13.96)	0.80	59.761278	(13.57)	0.35
12/31/2021	66,195	980	0.00	59.821994	4.62 ‡	0.80	69.145659	24.10	0.35
12/31/2020	41,612	761	0.00	55.534151	12.83	0.45	55.715551	12.95	0.35
12/31/2019	21,704	448	0.00	49.217947	25.31	0.45	49.329377	25.44	0.35
12/31/2018	8,506	219	1.98	39.276915	(11.67)	0.45	39.326496	(11.58)	0.35
JNL/Mellon S&P 500 Index Fund - Class A
12/31/2022	9,739,080	283,503	0.00	22.538911	(21.17)‡	3.30	45.023933	(18.53)	0.00
12/31/2021	12,044,313	282,042	0.00	25.397994	23.20	3.90	55.264911	28.09	0.00
12/31/2020	9,490,834	282,022	0.00	20.615853	13.28	3.90	43.145415	17.78	0.00
12/31/2019	8,185,613	283,310	1.47	18.198455	25.84	3.90	36.631187	30.83	0.00
12/31/2018	6,338,020	284,120	1.38	14.462007	(8.53)	3.90	27.998131	(4.88)	0.00
JNL/Mellon Small Cap Index Fund - Class A
12/31/2022	2,099,400	56,719	0.00	24.380216	(19.34)‡	3.30	48.688344	(16.64)	0.00
12/31/2021	2,685,152	59,681	0.00	26.842685	21.30	3.90	58.408887	26.12	0.00
12/31/2020	2,202,350	61,108	0.00	22.128644	6.58	3.90	46.311744	10.81	0.00
12/31/2019	2,137,359	64,950	0.00	20.763226	17.56	3.90	41.794051	22.23	0.00
12/31/2018	1,805,322	66,352	0.90	17.661866	(12.42)	3.90	34.193149	(8.92)	0.00
JNL/Mellon Small Cap Index Fund - Class I
12/31/2022	50,199	1,026	0.00	43.058408	(17.04)	0.80	49.993794	(16.67)	0.35
12/31/2021	60,187	1,027	0.00	51.902868	17.00 ‡	0.80	59.993036	26.03	0.35
12/31/2020	35,209	754	0.00	47.446085	10.66	0.45	47.601171	10.77	0.35
12/31/2019	18,394	436	0.00	42.874754	22.03	0.45	42.971946	22.15	0.35
12/31/2018	7,952	230	2.08	35.135656	(9.07)	0.45	35.180109	(8.98)	0.35
JNL/Mellon U.S. Stock Market Index Fund - Class A
12/31/2022	4,136,700	279,586	0.00	13.517499	(22.32)	3.05	15.839985	(19.92)	0.00
12/31/2021	6,055,701	323,404	0.00	17.401378	21.58	3.05	19.779985	25.35	0.00
12/31/2020	788,063	52,103	0.00	14.312325	16.57	3.05	15.779986	20.18	0.00
12/31/2019	517,915	40,677	0.00	12.277636	26.22	3.05	13.129987	30.13	0.00
12/31/2018	236,799	23,815	0.00	9.727307	(9.87)‡	3.05	10.089986	(5.79)	0.00
JNL/Mellon U.S. Stock Market Index Fund - Class I
12/31/2022	55,756	3,539	0.00	15.476497	(20.29)	0.80	15.889438	(19.89)	0.30
12/31/2021	79,428	4,032	0.00	19.415773	11.71 ‡	0.80	19.834734	25.25	0.30
12/31/2020	23,954	1,521	0.00	15.727130	20.09	0.45	15.836065	20.27	0.30
12/31/2019	13,974	1,066	0.00	13.095762	29.89	0.45	13.166698	12.09 ‡	0.30
12/31/2018	4,959	492	0.00	10.082382	(5.84)	0.45	10.095182	(5.74)	0.35
JNL/Mellon Utilities Sector Fund - Class A
12/31/2022	614,566	31,096	0.00	16.703981	(2.21)	3.05	22.436557	0.80	0.00
12/31/2021	299,840	15,066	0.00	17.082146	13.26	3.05	22.257638	16.77	0.00
12/31/2020	268,414	15,574	0.00	15.081826	(4.03)	3.05	19.060932	(1.05)	0.00
12/31/2019	325,693	18,466	0.91	15.714407	3.20 ‡	3.05	19.263704	24.20	0.00
12/31/2018	160,160	11,089	2.55	13.534861	(5.81)‡	2.40	15.510286	3.79	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Utilities Sector Fund - Class I
12/31/2022	11,362	571	0.00	21.285015	0.41		0.80	19.793893	0.86	0.35
12/31/2021	4,987	251	0.00	21.197301	11.91	‡	0.80	19.624167	16.70	0.35
12/31/2020	3,696	217	0.00	16.760822	(1.12)		0.45	16.815667	(1.02)	0.35
12/31/2019	4,444	259	1.06	16.951234	24.13		0.45	16.989693	24.26	0.35
12/31/2018	999	73	3.58	13.655531	3.56		0.45	13.672841	3.67	0.35
JNL/Mellon World Index Fund - Class A
12/31/2022	332,526	12,029	0.00	19.694939	(20.30	)‡	2.80	38.016849	(18.05)	0.00
12/31/2021	402,396	11,815	1.23	18.865129	16.42		4.00	46.388332	21.17	0.00
12/31/2020	353,759	12,463	1.96	16.204065	11.08		4.00	38.282490	15.61	0.00
12/31/2019	359,890	14,510	1.80	14.587761	22.28		4.00	33.112516	27.27	0.00
12/31/2018	301,650	15,316	3.42	11.930227	(12.43)		4.00	26.018163	(8.84)	0.00
JNL/Mellon World Index Fund - Class I
12/31/2022	8,064	216	0.00	37.859229	(18.13)		0.45	38.059250	(18.05)	0.35
12/31/2021	7,935	174	1.70	46.242694	21.04		0.45	46.440676	21.16	0.35
12/31/2020	4,272	113	2.58	38.203893	15.50		0.45	38.329105	15.62	0.35
12/31/2019	2,827	86	2.43	33.075970	27.19		0.45	33.151210	27.32	0.35
12/31/2018	1,511	58	6.46	26.004167	(8.94)		0.45	26.037270	(8.85)	0.35
JNL/MFS Mid Cap Value Fund - Class A
12/31/2022	1,830,614	58,823	0.00	24.060185	(11.51	)‡	2.80	39.449450	(9.01)	0.00
12/31/2021	1,991,648	57,436	0.00	22.595383	25.53		3.91	43.355579	30.53	0.00
12/31/2020	1,522,703	56,682	0.00	18.000323	(0.11)		3.91	33.214211	3.87	0.00
12/31/2019	1,132,600	43,409	0.00	18.020795	25.86		3.91	30.602565	30.49	0.30
12/31/2018	937,189	46,474	0.55	14.317596	(15.08)		3.91	23.451620	(11.94)	0.30
JNL/MFS Mid Cap Value Fund - Class I
12/31/2022	25,730	651	0.00	35.687890	(9.49)		0.80	40.358758	(9.07)	0.35
12/31/2021	27,003	623	0.00	39.427930	21.22	‡	0.80	44.386131	30.47	0.35
12/31/2020	11,122	334	0.00	33.683466	3.66		0.45	34.019377	3.77	0.35
12/31/2019	5,865	184	0.00	32.493678	30.77		0.45	32.784913	30.90	0.35
12/31/2018	3,058	124	1.21	24.847742	(12.44)		0.45	25.045400	(11.77)	0.35
JNL/Morningstar PitchBook Listed Private Equity Index Fund - Class A
12/31/2022	3,236	414	0.00	7.733782	(3.44	)‡	1.35	7.910007	(34.47)	0.00
12/31/2021+	3,805	317	0.00	11.967521	19.68	‡	1.25	12.070005	20.70 ‡	0.00
JNL/Morningstar U.S. Sustainability Index Fund - Class A
12/31/2022	201,680	12,149	0.00	15.398962	(20.54	)‡	2.55	17.802452	(19.99)	0.00
12/31/2021	299,284	14,257	0.00	19.286056	26.70		3.05	22.250503	30.63	0.00
12/31/2020	132,736	8,158	0.00	15.221630	16.90		3.05	17.033774	20.52	0.00
12/31/2019	59,622	4,360	0.00	13.020872	9.58	‡	3.05	14.133315	30.71	0.00
12/31/2018	27,390	2,583	0.01	10.384350	(4.40	)‡	2.40	10.812651	(4.30)	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Morningstar PitchBook Listed Private Equity Index Fund - Class A - April 26, 2021.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Morningstar U.S. Sustainability Index Fund - Class I
12/31/2022	9,110	515	0.00	17.302448	(20.35)	0.80	17.767173	(19.99)	0.35
12/31/2021	10,481	474	0.00	21.722110	2.90 ‡	0.80	22.205762	30.63	0.35
12/31/2020	4,624	273	0.00	16.943800	20.38	0.45	16.999238	20.50	0.35
12/31/2019	382	27	0.00	14.075197	30.66	0.45	14.107122	30.79	0.35
12/31/2018	143	13	0.03	10.772326	(4.55)	0.45	10.785969	(4.46)	0.35
JNL/Morningstar Wide Moat Index Fund - Class A
12/31/2022	361,223	25,408	1.34	13.654245	(15.92)‡	2.50	15.234876	(13.80)	0.00
12/31/2021	371,570	22,294	1.37	16.129056	0.57 ‡	2.70	17.673324	23.89	0.00
12/31/2020	231,075	17,045	1.36	13.439708	11.35	2.50	14.265106	14.17	0.00
12/31/2019	141,685	11,898	0.76	12.069673	31.31	2.50	12.494542	34.64	0.00
12/31/2018+	83,324	9,029	0.00	9.191420	(10.97)‡	2.50	9.280001	(7.20)‡	0.00
JNL/Morningstar Wide Moat Index Fund - Class I
12/31/2022	9,161	606	1.49	14.913530	(8.76)‡	0.80	15.210774	(13.82)	0.35
12/31/2021	10,026	571	1.58	17.585082	23.75	0.45	17.650740	23.87	0.35
12/31/2020	5,284	373	2.01	14.210096	13.92	0.45	14.248905	14.07	0.35
12/31/2019	1,816	147	1.08	12.474166	34.51	0.45	12.491442	34.64	0.35
12/31/2018+	109	12	0.00	9.273976	(7.26)‡	0.45	9.277540	(7.22)‡	0.35
JNL/Neuberger Berman Commodity Strategy Fund - Class A
12/31/2022	60,992	6,287	0.00	9.157547	5.67 ‡	1.60	10.521735	21.55	0.00
12/31/2021	23,449	2,904	0.00	7.864204	28.14	1.25	8.656091	29.76	0.00
12/31/2020	11,822	1,881	0.00	6.137041	(4.83)	1.25	6.671095	(3.63)	0.00
12/31/2019	16,229	2,470	2.10	6.448292	10.70	1.25	6.922363	12.09	0.00
12/31/2018	15,260	2,589	0.35	5.825250	(11.68)	1.25	6.175832	(10.56)	0.00
JNL/Neuberger Berman Gold Plus Strategy Fund - Class A
12/31/2022+	6,594	714	0.00	9.189113	3.61 ‡	1.60	9.289978	(7.10)‡	0.00
JNL/Neuberger Berman Strategic Income Fund - Class A
12/31/2022	516,280	46,071	0.00	9.056255	(13.71)	3.30	12.879335	(10.82)	0.00
12/31/2021	653,701	51,384	0.00	10.495271	(0.68)	3.30	14.442579	2.65	0.00
12/31/2020	592,703	47,287	0.00	10.567012	3.54	3.30	14.069267	7.01	0.00
12/31/2019	624,363	52,652	2.64	10.206136	5.80	3.30	13.147651	9.35	0.00
12/31/2018	576,962	52,593	1.96	9.646358	(5.72)	3.30	12.023147	(2.54)	0.00
JNL/Neuberger Berman Strategic Income Fund - Class I
12/31/2022	8,793	683	0.00	12.932139	(10.99)	0.45	13.000363	(10.90)	0.35
12/31/2021	8,747	605	0.00	14.528783	2.57	0.45	14.590860	2.68	0.35
12/31/2020	4,851	344	0.00	14.164385	6.82	0.45	14.210716	6.93	0.35
12/31/2019	3,539	268	3.84	13.259488	9.11	0.45	13.289561	9.22	0.35
12/31/2018	1,296	107	3.80	12.152451	(2.56)	0.45	12.167843	(2.46)	0.35

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Morningstar Wide Moat Index Fund - Class A - August 13, 2018; JNL/Morningstar Wide Moat Index Fund - Class I - August 13, 2018; JNL/Neuberger Berman Gold Plus Strategy Fund - Class A - April 25, 2022.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Newton Equity Income Fund - Class A
12/31/2022	1,630,196	51,416	0.00	27.019942	0.99		2.75	36.468176	3.80	0.00
12/31/2021	510,616	16,425	0.00	26.753845	15.59	‡	2.75	35.133115	32.77	0.00
12/31/2020	187,709	7,841	0.00	21.561672	0.12		2.30	26.462257	2.45	0.00
12/31/2019	214,116	9,045	0.00	21.536093	25.70		2.30	25.829861	28.62	0.00
12/31/2018	159,218	8,553	1.15	17.133367	(15.47	)‡	2.30	20.082089	(9.61)	0.00
JNL/Newton Equity Income Fund - Class I
12/31/2022	43,785	1,477	0.00	34.229174	3.28		0.80	28.118985	3.75	0.35
12/31/2021	9,192	308	0.00	33.140646	8.04	‡	0.80	27.102759	32.71	0.35
12/31/2020	2,925	141	0.00	20.355950	2.30		0.45	20.422536	2.40	0.35
12/31/2019	2,461	123	0.00	19.898608	28.38		0.45	19.943749	28.51	0.35
12/31/2018	1,045	67	2.07	15.499632	(9.68)		0.45	15.519255	(9.58)	0.35
JNL/PIMCO Income Fund - Class A
12/31/2022	687,962	68,881	0.00	9.211748	(10.62	)‡	2.80	10.669777	(8.09)	0.00
12/31/2021	860,286	78,201	0.00	10.084254	(1.31)		3.30	11.608801	1.99	0.00
12/31/2020	749,074	68,634	0.00	10.217749	1.53		3.30	11.381782	4.95	0.00
12/31/2019	644,539	61,255	3.08	10.064075	(0.04	)‡	3.30	10.845418	7.82	0.00
12/31/2018	366,422	37,052	0.48	9.708996	(0.01	)‡	2.80	10.058556	(0.11)	0.00
JNL/PIMCO Income Fund - Class I
12/31/2022	24,087	2,276	0.00	10.401864	3.84	‡	0.80	10.679373	(8.01)	0.30
12/31/2021	28,013	2,431	0.00	11.535039	1.79		0.45	11.609088	1.94	0.30
12/31/2020	23,286	2,058	0.00	11.332516	4.82		0.45	11.388181	4.98	0.30
12/31/2019	17,136	1,589	3.73	10.810904	7.65		0.45	10.847720	3.21 ‡	0.30
12/31/2018	6,544	651	0.64	10.042760	(0.25)		0.45	10.055494	(0.15)	0.35
JNL/PIMCO Investment Grade Credit Bond Fund - Class A
12/31/2022	416,087	37,038	0.00	8.978300	(19.28)		3.30	12.865744	(16.58)	0.00
12/31/2021	586,479	43,018	0.00	11.122763	(4.82)		3.30	15.422708	(1.62)	0.00
12/31/2020	668,210	47,738	0.00	11.685655	6.93		3.30	15.677249	10.52	0.00
12/31/2019	461,898	36,018	2.96	10.927919	10.76		3.30	14.184723	14.47	0.00
12/31/2018	262,912	23,201	2.96	9.866557	(5.74)		3.30	12.391319	(2.56)	0.00
JNL/PIMCO Investment Grade Credit Bond Fund - Class I
12/31/2022	11,987	993	0.00	12.078307	(16.90)		0.80	12.755450	(16.48)	0.30
12/31/2021	14,081	971	0.00	14.534379	(0.13	)‡	0.80	15.272797	(1.69)	0.30
12/31/2020	12,303	833	0.00	14.366779	10.41		0.45	15.535400	10.58	0.30
12/31/2019	5,838	437	3.93	13.011729	14.24		0.45	14.049037	7.76 ‡	0.30
12/31/2018	696	61	5.47	11.390120	(2.70)		0.45	11.404486	(2.60)	0.35
JNL/PIMCO Real Return Fund - Class A
12/31/2022	1,089,527	76,012	0.00	11.497633	(14.13	)‡	2.70	17.689297	(11.79)	0.00
12/31/2021	1,335,713	81,151	0.00	11.686395	1.66		3.61	20.053302	5.40	0.00
12/31/2020	1,150,818	72,918	0.00	11.495434	7.51		3.61	19.026178	11.46	0.00
12/31/2019	950,319	66,272	0.00	10.692520	4.54		3.61	17.069754	8.38	0.00
12/31/2018	971,273	72,742	0.66	10.227968	(5.72)		3.61	15.749761	(2.23)	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/PIMCO Real Return Fund - Class I
12/31/2022	16,186	912	0.00	16.167586	(12.34)	0.80	18.036004	(11.94)	0.35
12/31/2021	15,259	756	0.00	18.442672	4.71 ‡	0.80	20.481812	5.45	0.35
12/31/2020	8,341	433	0.00	19.360474	11.28	0.45	19.423593	11.39	0.35
12/31/2019	3,068	177	0.00	17.398068	8.22	0.45	17.437504	8.33	0.35
12/31/2018	1,893	119	1.79	16.076438	(2.39)	0.45	16.096733	(2.29)	0.35
JNL/PPM America Floating Rate Income Fund - Class A
12/31/2022	1,107,785	96,409	0.00	9.600708	(7.27)‡	2.80	13.429044	(4.65)	0.00
12/31/2021	1,102,398	90,305	0.00	9.168476	(0.24)	3.90	14.083822	3.73	0.00
12/31/2020	996,247	83,685	0.00	9.190267	(3.39)	3.90	13.577305	0.46	0.00
12/31/2019	1,312,217	109,366	0.00	9.512316	4.07	3.90	13.515535	8.21	0.00
12/31/2018	1,502,673	133,983	3.32	9.140474	(4.28)‡	3.90	12.490145	(1.02)	0.00
JNL/PPM America Floating Rate Income Fund - Class I
12/31/2022	15,143	1,323	0.00	12.506782	(4.23)‡	0.80	11.186006	(4.67)	0.35
12/31/2021	10,697	883	0.00	11.684516	3.60	0.45	11.734430	3.70	0.35
12/31/2020	5,324	467	0.00	11.278731	0.28	0.45	11.315621	0.38	0.35
12/31/2019	5,676	500	0.00	11.247724	8.11	0.45	11.273238	8.22	0.35
12/31/2018	5,307	498	6.26	10.404035	(1.27)	0.45	10.417213	(1.17)	0.35
JNL/PPM America High Yield Bond Fund - Class A
12/31/2022	1,070,550	48,094	0.00	15.446810	(14.15)‡	2.80	30.938277	(11.72)	0.00
12/31/2021	1,424,319	55,737	0.00	14.820526	2.00	3.61	35.043720	5.75	0.00
12/31/2020	1,310,104	53,674	0.00	14.529948	1.38	3.61	33.138432	5.11	0.00
12/31/2019	1,469,608	62,574	0.00	14.332013	10.53	3.61	31.528015	14.59	0.00
12/31/2018	1,330,366	64,412	5.72	12.966775	(8.68)	3.61	27.512574	(5.30)	0.00
JNL/PPM America High Yield Bond Fund - Class I
12/31/2022	8,283	263	0.00	26.813623	(12.14)	0.80	30.360512	(11.70)	0.30
12/31/2021	10,554	298	0.00	30.518909	0.70 ‡	0.80	34.384956	5.78	0.30
12/31/2020	7,031	210	0.00	34.304419	4.98	0.45	32.506182	5.13	0.30
12/31/2019	10,658	334	0.00	32.678149	14.40	0.45	30.918754	3.91 ‡	0.30
12/31/2018	2,596	92	8.14	28.564040	(5.43)	0.45	28.600242	(5.34)	0.35
JNL/PPM America Total Return Fund - Class A
12/31/2022	498,970	30,934	0.00	13.467086	(16.24)‡	2.55	19.247804	(14.08)	0.00
12/31/2021	725,109	38,121	0.00	15.764944	(3.78)	2.70	22.401569	(1.15)	0.00
12/31/2020	760,691	39,194	0.00	16.384387	0.88 ‡	2.70	22.661668	9.85	0.00
12/31/2019	419,541	23,401	0.00	15.580798	7.29	2.55	20.629599	10.06	0.00
12/31/2018	304,001	18,470	2.29	14.522181	(3.73)	2.55	18.743836	(1.23)	0.00
JNL/PPM America Total Return Fund - Class I
12/31/2022	8,236	622	0.00	12.029927	(14.16)‡	0.45	18.720965	(14.11)‡	0.40
12/31/2021	10,495	684	0.00	20.690770	0.73 ‡	0.80	14.073760	(1.20)	0.35
12/31/2020	9,017	566	0.00	14.198838	9.75	0.45	14.245294	9.86	0.35
12/31/2019	3,864	260	0.00	12.937519	9.85	0.45	12.966877	9.96	0.35
12/31/2018	2,353	170	4.25	11.777187	(1.41)	0.45	11.792114	(1.31)	0.35

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
12/31/2022	380,972	19,523	0.00	15.504352	(16.39	)‡	2.80	24.042357	(14.02)	0.00
12/31/2021	506,370	22,025	0.00	16.463669	25.62		3.61	27.963704	30.24	0.00
12/31/2020	388,632	21,769	0.00	13.105775	4.77		3.61	21.470986	8.62	0.00
12/31/2019+	398,125	23,942	1.88	12.509504	9.58		3.61	19.767458	13.61	0.00
12/31/2018	384,172	25,871	0.61	11.415569	(25.70)		3.61	17.399197	(22.96)	0.00
JNL/RAFI Fundamental U.S. Small Cap Fund - Class I
12/31/2022	4,499	186	0.00	22.031641	(14.38)		0.80	24.519688	(14.00)‡	0.35
12/31/2021	6,511	231	0.00	25.733383	23.88	‡	0.80	27.693418	8.70 ‡	0.30
12/31/2020	2,155	99	0.00	21.806361	8.53		0.45	21.877451	8.63	0.35
12/31/2019+	1,179	59	1.89	20.093294	13.52		0.45	20.138668	13.64	0.35
12/31/2018	853	48	3.49	17.699818	(23.08)		0.45	17.722060	(23.00)	0.35
JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
12/31/2022	2,005,153	71,690	0.00	20.601422	(10.82	)‡	3.10	36.262460	(8.02)	0.00
12/31/2021	2,509,343	81,391	0.00	12.847284	18.43		6.50	39.423498	26.39	0.00
12/31/2020	2,356,466	95,265	0.00	10.847843	3.03		6.50	31.192876	9.95	0.00
12/31/2019+	2,563,416	112,356	2.60	10.528729	5.34	‡	6.50	28.369809	8.27 ‡	0.00
12/31/2018	2,498,352	129,293	2.18	11.312120	(15.31	)‡	5.20	22.742591	(10.00)‡	0.30
JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
12/31/2022	10,213	277	0.00	36.865775	(8.17)		0.45	37.060320	(8.08)	0.35
12/31/2021	11,215	281	0.00	40.144335	26.19		0.45	40.315946	26.32	0.35
12/31/2020	5,230	165	0.00	31.812477	9.78		0.45	31.916543	9.89	0.35
12/31/2019+	5,712	199	3.19	28.977185	19.22		0.45	29.042917	19.34	0.35
12/31/2018	4,931	205	4.66	24.305745	(9.87)		0.45	24.336539	(9.78)	0.35
JNL/T. Rowe Price Balanced Fund - Class A
12/31/2022	414,345	32,200	0.00	11.690281	(19.42	)‡	2.20	14.150013	(17.64)	0.00
12/31/2021	532,226	33,657	0.00	14.452833	6.66	‡	2.25	17.180011	12.73	0.00
12/31/2020	474,608	33,426	0.00	13.203351	15.89	‡	2.15	15.240011	11.98	0.00
12/31/2019	481,521	37,499	0.00	12.677727	21.53		1.25	13.610013	23.06	0.00
12/31/2018	453,455	43,058	0.00	10.431994	(8.14)		1.25	11.060014	(6.98)	0.00
JNL/T. Rowe Price Balanced Fund - Class I
12/31/2022	3,194	228	0.00	14.023883	(17.79)		0.45	14.097881	(17.71)	0.35
12/31/2021	2,389	140	0.00	17.059345	12.56		0.45	17.132276	13.04 ‡	0.35
12/31/2020+	659	44	0.00	15.155609	26.30	‡	0.45	15.155609	26.30 ‡	0.45
JNL/T. Rowe Price Capital Appreciation Fund - Class A
12/31/2022	9,618,485	466,854	0.00	17.428038	(14.59)		3.05	23.137698	(11.95)	0.00
12/31/2021	10,631,945	448,598	0.00	20.404644	14.35		3.05	26.277812	17.89	0.00
12/31/2020	7,864,909	386,758	0.00	17.844003	13.95		3.05	22.289308	17.48	0.00
12/31/2019	5,451,154	310,960	0.00	15.659223	1.71	‡	3.05	18.972909	24.06	0.00
12/31/2018	2,996,911	209,096	0.64	13.363852	(2.14)		2.55	15.292871	0.40	0.00

+

On June 24, 2019, JNL/RAFI Fundamental U.S. Small Cap Fund and JNL/RAFI Multi-Factor U.S. Equity Fund completed the acquisition of JNL/MC S&P SMid 60 Fund and JNL/MC JNL 5 Fund, respectively, each a separate series in JNL Variable Fund LLC. JNL/MC S&P SMid 60 Fund and JNL/MC JNL 5 Fund, respectively, are considered the accounting survivors for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the funds formerly in JNL Variable Fund LLC for periods prior to June 24, 2019. The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/T. Rowe Price Balanced Fund - Class I - April 27, 2020.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/T. Rowe Price Capital Appreciation Fund - Class I
12/31/2022	193,864	8,905	0.00	21.935358	(6.80	)‡	0.80	22.978695	(11.92)	0.30
12/31/2021	192,864	7,778	0.00	25.132376	17.30		0.75	26.088068	6.01 ‡	0.30
12/31/2020	134,641	6,402	0.00	21.425142	15.71	‡	0.75	20.902577	17.44	0.35
12/31/2019	72,860	4,063	0.00	17.758371	23.88		0.45	17.798638	24.01	0.35
12/31/2018	20,423	1,412	1.24	14.334665	0.22		0.45	14.352814	0.32	0.35
JNL/T. Rowe Price Established Growth Fund - Class A
12/31/2022	5,476,453	63,842	0.00	49.689220	(40.79	)‡	3.30	123.706126	(38.81)	0.00
12/31/2021	9,752,345	68,612	0.00	33.016416	6.91		6.80	202.176621	14.43	0.00
12/31/2020	8,695,652	69,365	0.00	30.882244	28.07		6.80	176.675010	37.09	0.00
12/31/2019	6,861,910	74,219	0.00	24.112941	22.51		6.80	128.878871	31.13	0.00
12/31/2018	5,444,728	76,571	0.07	19.682388	(13.36	)‡	6.80	98.281895	(1.42)	0.00
JNL/T. Rowe Price Established Growth Fund - Class I
12/31/2022	67,433	539	0.00	105.297074	(39.12)		0.80	128.963273	(38.85)	0.35
12/31/2021	118,652	585	0.00	172.965764	13.87		0.80	210.892417	14.38	0.35
12/31/2020	89,079	500	0.00	151.901013	11.76	‡	0.80	184.377199	37.02	0.35
12/31/2019	44,956	345	0.00	134.261335	30.95		0.45	134.564873	31.08	0.35
12/31/2018	21,133	212	0.42	102.525956	(1.58)		0.45	102.655821	(1.48)	0.35
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
12/31/2022	4,318,982	30,496	0.00	82.757460	(24.59	)‡	3.30	206.028400	(7.01)‡	0.00
12/31/2021	6,194,076	33,626	0.00	93.291204	8.58		3.91	247.337375	12.63	0.25
12/31/2020	5,961,539	36,176	0.00	85.915479	18.81		3.91	219.596031	23.24	0.25
12/31/2019	5,518,630	40,942	0.00	72.311173	26.44		3.91	178.181452	31.15	0.25
12/31/2018	4,405,857	42,575	0.00	57.190331	(6.22)		3.91	135.858667	(2.70)	0.25
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
12/31/2022	42,183	201	0.00	175.447376	(22.45)		0.80	214.878290	(22.10)	0.35
12/31/2021	62,395	233	0.00	226.246947	12.34		0.80	275.854185	12.85	0.35
12/31/2020	48,931	205	0.00	201.393395	22.95		0.80	244.448851	23.50	0.35
12/31/2019	33,387	172	0.00	163.807059	10.38	‡	0.80	197.934141	31.38	0.35
12/31/2018	14,918	101	0.00	150.463056	(2.59)		0.45	150.653097	(2.49)	0.35
JNL/T. Rowe Price Short-Term Bond Fund - Class A
12/31/2022	1,214,949	119,354	0.00	7.879527	(7.28	)‡	2.80	12.569007	(4.65)	0.00
12/31/2021	1,288,169	118,928	0.00	7.486123	(3.91)		3.61	13.182438	(0.38)	0.00
12/31/2020	1,406,984	128,092	0.00	7.790801	0.25		3.61	13.232514	3.93	0.00
12/31/2019	1,089,492	101,965	0.00	7.771538	0.40		3.61	12.731754	4.09	0.00
12/31/2018	1,024,454	99,176	1.41	7.740333	(2.50)		3.61	12.231017	1.10	0.00
JNL/T. Rowe Price Short-Term Bond Fund - Class I
12/31/2022	30,772	2,436	0.00	11.451363	(5.05)		0.80	12.447276	(4.57)	0.30
12/31/2021	27,507	2,078	0.00	12.060117	(0.81	)‡	0.80	13.043759	(0.39)	0.30
12/31/2020	18,059	1,353	0.00	13.484949	3.80		0.45	13.095143	3.96	0.30
12/31/2019	11,448	889	0.00	12.990821	3.89		0.45	12.596392	2.29 ‡	0.30
12/31/2018	3,549	285	2.76	12.504632	1.05		0.45	12.520498	1.15	0.35

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/T. Rowe Price U.S. High Yield Fund - Class A
12/31/2022	129,834	12,818	0.00	9.194761	(17.08	)‡	2.70	11.013330	(14.81)	0.00
12/31/2021	151,234	12,561	0.00	10.870095	1.68		3.05	12.928229	4.82	0.00
12/31/2020	138,409	11,904	0.00	10.690965	0.34		3.05	12.333205	3.45	0.00
12/31/2019	127,011	11,171	0.00	10.654667	2.98	‡	3.05	11.922097	10.20	0.00
12/31/2018	81,391	7,795	5.00	10.089035	(4.92	)‡	2.60	10.818605	(2.09)	0.00
JNL/T. Rowe Price U.S. High Yield Fund - Class I
12/31/2022	3,527	331	0.00	10.632564	(11.28	)‡	0.80	10.732351	(14.86)	0.35
12/31/2021	3,666	293	0.00	12.551584	4.63		0.45	12.605290	4.73	0.35
12/31/2020	2,057	173	0.00	11.996249	3.37		0.45	12.035531	3.47	0.35
12/31/2019	1,453	127	0.00	11.605222	10.00		0.45	11.631552	10.11	0.35
12/31/2018	981	93	10.35	10.550360	(2.20)		0.45	10.563724	(2.10)	0.35
JNL/T. Rowe Price Value Fund - Class A
12/31/2022	2,745,937	63,726	0.00	29.016559	(14.16	)‡	3.05	57.934308	(11.51)	0.00
12/31/2021	3,157,881	64,032	0.00	28.054112	24.58		3.91	65.466835	29.55	0.00
12/31/2020	2,111,055	54,809	0.00	22.518536	6.04		3.91	50.533951	10.27	0.00
12/31/2019	1,961,880	55,559	0.00	21.236513	21.27		3.91	45.829426	26.11	0.00
12/31/2018	1,629,905	57,614	1.17	17.511303	(13.06)		3.91	36.341015	(9.58)	0.00
JNL/T. Rowe Price Value Fund - Class I
12/31/2022	51,731	882	0.00	50.792312	(11.97)		0.80	59.785537	(11.58)	0.35
12/31/2021	55,313	836	0.00	57.701146	24.28	‡	0.80	67.613374	29.47	0.35
12/31/2020	22,274	435	0.00	52.052238	10.10		0.45	52.222483	10.21	0.35
12/31/2019	12,740	273	0.00	47.278868	25.96		0.45	47.386162	26.09	0.35
12/31/2018	6,377	172	2.43	37.534923	(9.71)		0.45	37.582500	(9.62)	0.35
JNL/Vanguard Growth ETF Allocation Fund - Class A
12/31/2022	1,745,568	145,408	0.00	11.245022	(18.70)		2.55	12.860000	(16.60)	0.00
12/31/2021	2,201,939	150,998	0.00	13.830879	11.43		2.55	15.420000	14.31	0.00
12/31/2020	589,736	45,597	0.00	12.412129	10.79		2.55	13.490000	13.65	0.00
12/31/2019	392,365	34,069	0.00	11.203537	19.78		2.55	11.870000	22.88	0.00
12/31/2018	229,380	24,141	0.00	9.353158	(10.24	)‡	2.55	9.660000	(7.91)	0.00
JNL/Vanguard Growth ETF Allocation Fund - Class I
12/31/2022	47,814	3,718	0.00	12.617383	(16.90)		0.80	12.919827	(16.52)	0.35
12/31/2021	54,997	3,566	0.00	15.182998	13.92		0.80	15.477204	14.44	0.35
12/31/2020	29,326	2,175	0.00	13.327286	13.19		0.80	13.524546	13.70	0.35
12/31/2019	20,134	1,696	0.00	11.774642	9.00	‡	0.80	11.895307	22.92	0.35
12/31/2018	9,326	965	0.00	9.664785	(7.93)		0.45	9.677037	(7.84)	0.35
JNL/Vanguard Moderate ETF Allocation Fund - Class A
12/31/2022	450,799	42,459	0.00	9.906414	(16.19	)‡	2.55	11.330001	(14.04)	0.00
12/31/2021	535,642	42,823	0.00	11.746344	3.54		2.70	13.180001	6.38	0.00
12/31/2020	444,533	37,363	0.00	11.344495	6.73		2.70	12.390001	9.65	0.00
12/31/2019	299,395	27,289	0.00	10.629522	10.34	‡	2.70	11.300001	15.78	0.00
12/31/2018	130,765	13,613	0.00	9.468530	(6.86)		2.40	9.760001	(4.59)	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Vanguard Moderate ETF Allocation Fund - Class I
12/31/2022	17,005	1,501	0.00	11.318729	(14.09)		0.45	11.378495	(14.00)‡	0.35
12/31/2021	17,738	1,346	0.00	13.174655	6.45		0.45	13.259120	1.58 ‡	0.30
12/31/2020	13,906	1,123	0.00	12.376768	9.58		0.45	12.417254	9.69	0.35
12/31/2019	10,627	941	0.00	11.294255	15.67		0.45	11.319872	15.79	0.35
12/31/2018	6,140	629	0.00	9.764226	(4.53)		0.45	9.776595	(4.44)	0.35
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
12/31/2022	769,602	68,092	0.00	10.415369	(17.75)		2.80	12.070000	(15.42)	0.00
12/31/2021	928,560	68,650	0.00	12.662773	7.32		2.80	14.270000	10.36	0.00
12/31/2020	570,137	45,961	0.00	11.799541	8.80	‡	2.80	12.930000	11.66	0.00
12/31/2019	362,388	32,245	0.00	10.930017	16.38	‡	2.55	11.580000	19.38	0.00
12/31/2018	199,470	20,887	0.00	9.386557	(11.06	)‡	2.60	9.700000	(6.46)	0.00
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class I
12/31/2022	34,615	2,870	0.00	11.830994	(15.81)		0.80	12.114745	(15.43)	0.35
12/31/2021	37,210	2,608	0.00	14.052032	2.80	‡	0.80	14.324473	10.52	0.35
12/31/2020	20,270	1,569	0.00	12.918747	11.55		0.45	12.960975	11.66	0.35
12/31/2019	14,593	1,260	0.00	11.581316	19.46		0.45	11.607568	19.58	0.35
12/31/2018	8,473	874	0.00	9.694624	(6.49)		0.45	9.706888	(6.40)	0.35
JNL/WCM China Quality Growth Fund - Class A
12/31/2022+	441	43	0.00	10.321552	3.22	‡	1.25	10.410082	4.10 ‡	0.00
JNL/WCM Focused International Equity Fund - Class A
12/31/2022	483,146	27,222	0.00	15.060068	(30.83	)‡	3.05	19.993065	(28.69)	0.00
12/31/2021	614,871	24,368	0.00	20.287231	8.44	‡	3.90	28.037680	17.08	0.00
12/31/2020	387,246	17,756	0.29	19.171359	28.05		3.05	23.947193	32.01	0.00
12/31/2019	235,077	14,044	0.73	14.971998	3.71	‡	3.05	18.140222	35.48	0.00
12/31/2018	58,982	4,686	0.00	11.545625	(12.73	)‡	2.80	13.390049	(7.85)	0.00
JNL/WCM Focused International Equity Fund - Class I
12/31/2022	13,179	669	0.00	18.960637	(11.32	)‡	0.80	19.816046	(28.75)	0.35
12/31/2021	19,913	720	0.00	27.694263	16.92		0.45	27.812465	17.03	0.35
12/31/2020	9,556	404	0.47	23.687400	31.82		0.45	23.764720	31.95	0.35
12/31/2019	4,231	236	0.73	17.969816	35.21		0.45	18.010454	35.35	0.35
12/31/2018	1,614	122	1.03	13.289935	(7.98)		0.45	13.306674	(7.89)	0.35
JNL/Westchester Capital Event Driven Fund - Class A
12/31/2022	58,426	5,033	0.00	10.295937	(5.96)		2.80	12.768576	(3.29)	0.00
12/31/2021	52,296	4,295	0.00	10.948210	0.12		2.80	13.202880	2.96	0.00
12/31/2020	38,756	3,242	0.00	10.935486	3.37		2.80	12.822860	6.30	0.00
12/31/2019	45,929	4,043	0.00	10.579063	7.97	‡	2.80	12.062833	11.77	0.00
12/31/2018	25,623	2,482	0.00	9.881465	0.24	‡	2.40	10.792489	4.94	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/WCM China Quality Growth Fund - Class A - April 25, 2022.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Westchester Capital Event Driven Fund - Class I
12/31/2022	2,426	196	0.00	12.250691	0.25 ‡	0.80	12.394385	(3.37)	0.35
12/31/2021	1,135	88	0.00	12.772375	2.84	0.45	12.827040	2.94	0.35
12/31/2020	743	59	0.00	12.419508	6.12	0.45	12.460198	6.22	0.35
12/31/2019	668	57	0.00	11.703731	11.65	0.45	11.730339	11.77	0.35
12/31/2018	285	27	1.69	10.482093	4.73	0.45	10.495425	4.84	0.35
JNL/Western Asset Global Multi-Sector Bond Fund - Class A
12/31/2022	375,600	40,126	0.00	7.955936	(8.27)‡	2.75	10.781952	(5.72)	0.00
12/31/2021	465,142	46,240	0.00	8.240640	(7.39)	3.26	11.435876	(4.33)	0.00
12/31/2020	508,280	47,747	13.90	8.898652	(9.69)	3.26	11.952922	(6.71)	0.00
12/31/2019	579,355	50,196	9.19	9.853594	(2.28)	3.26	12.812706	0.95	0.00
12/31/2018	619,825	53,645	0.00	10.083921	(2.50)	3.26	12.691622	0.75	0.00
JNL/Western Asset Global Multi-Sector Bond Fund - Class I
12/31/2022	3,935	365	0.00	10.139999	(0.15)‡	0.80	10.711779	(5.79)	0.30
12/31/2021	3,656	320	0.00	11.495236	(4.46)	0.45	11.369730	(4.31)	0.30
12/31/2020	3,588	299	16.18	12.031366	(6.86)	0.45	11.882160	(6.72)	0.30
12/31/2019	2,787	216	12.13	12.917240	0.84	0.45	12.737921	(1.87)‡	0.30
12/31/2018	1,173	92	0.00	12.809889	0.56	0.45	12.826079	0.66	0.35
JNL/William Blair International Leaders Fund - Class A
12/31/2022	564,662	25,739	1.71	15.172487	(26.98)‡	2.65	31.562456	(25.02)	0.00
12/31/2021	826,605	27,866	1.16	14.854276	2.12	3.91	42.096750	6.20	0.00
12/31/2020	841,336	29,822	2.08	14.545456	9.42	3.91	39.640830	13.78	0.00
12/31/2019	855,463	34,100	1.70	13.293411	23.23	3.91	34.839332	28.15	0.00
12/31/2018	766,542	38,718	1.93	10.787482	(18.35)	3.91	27.187070	(15.08)	0.00
JNL/William Blair International Leaders Fund - Class I
12/31/2022	9,985	303	2.17	27.766924	(25.38)	0.75	30.588414	(25.12)‡	0.40
12/31/2021	11,844	271	1.90	37.213333	0.62 ‡	0.75	44.773153	6.11	0.35
12/31/2020	4,548	111	2.75	42.057705	13.63	0.45	42.195289	13.75	0.35
12/31/2019	2,825	78	2.06	37.011704	27.94	0.45	37.095673	28.07	0.35
12/31/2018	1,777	62	2.87	28.928283	(15.23)	0.45	28.964931	(15.14)	0.35
JNL/WMC Balanced Fund - Class A
12/31/2022	7,967,406	133,763	0.00	36.662925	(16.53)‡	3.05	85.180504	(13.95)	0.00
12/31/2021	9,895,046	141,079	0.00	16.166244	10.88	6.80	98.990420	18.68	0.00
12/31/2020	8,613,751	144,262	0.00	14.580507	1.21	6.80	83.410741	8.33	0.00
12/31/2019	8,382,356	150,402	0.00	14.406893	13.48	6.80	76.998991	21.46	0.00
12/31/2018	6,996,799	151,047	1.63	12.695667	(8.18)‡	6.80	63.394483	(3.41)	0.00
JNL/WMC Balanced Fund - Class I
12/31/2022	67,411	782	0.00	72.482313	(0.04)‡	0.80	83.227483	(13.95)	0.30
12/31/2021	77,552	774	0.00	102.776839	18.51	0.45	96.718929	6.85 ‡	0.30
12/31/2020	49,119	580	0.00	86.725403	8.17	0.45	87.009200	8.27	0.35
12/31/2019	34,219	438	0.00	80.177550	21.30	0.45	80.359519	21.42	0.35
12/31/2018	14,633	223	3.07	66.100686	(3.59)	0.45	66.184488	(3.49)	0.35

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/WMC Equity Income Fund - Class A
12/31/2022	764,289	51,177	0.00	13.829371	5.37	‡	2.75	16.000000	0.50	0.00
12/31/2021	599,865	39,844	0.00	14.234635	22.43		2.60	15.920000	25.65	0.00
12/31/2020	500,705	41,297	0.00	11.627116	(0.04)		2.60	12.670000	2.59	0.00
12/31/2019	327,446	27,374	0.00	11.631875	0.97	‡	2.60	12.350000	23.75	0.00
12/31/2018	139,346	14,207	0.00	9.647883	(6.30	)‡	2.60	9.980000	(6.47)	0.00
JNL/WMC Equity Income Fund - Class I
12/31/2022	23,885	1,509	0.00	15.583157	0.01		0.80	15.999140	0.50	0.30
12/31/2021	19,517	1,239	0.00	15.582321	24.99		0.80	15.918848	25.62	0.30
12/31/2020	14,029	1,118	0.00	12.467187	2.15		0.80	12.672443	2.67	0.30
12/31/2019	9,094	745	0.00	12.204333	9.98	‡	0.80	12.343388	10.76 ‡	0.30
12/31/2018	3,047	306	0.00	9.973021	(6.60)		0.45	9.985657	(6.50)	0.35
JNL/WMC Global Real Estate Fund - Class A
12/31/2022	623,374	39,583	0.00	11.386469	(29.82	)‡	3.15	19.891380	(27.58)	0.00
12/31/2021	949,949	43,093	0.00	14.333805	21.83		3.90	27.466876	26.67	0.00
12/31/2020	839,871	47,691	0.00	11.765583	(15.49)		3.90	21.683182	(12.13)	0.00
12/31/2019	1,111,643	54,791	0.00	13.922679	17.83		3.90	24.677093	22.52	0.00
12/31/2018	1,052,660	62,917	3.78	11.815742	(2.67	)‡	3.90	20.140860	(6.38)	0.00
JNL/WMC Global Real Estate Fund - Class I
12/31/2022	3,743	195	0.00	17.989943	(27.95)		0.80	19.479251	(27.63)	0.35
12/31/2021	4,439	167	0.00	24.969442	4.02	‡	0.80	26.915512	26.68	0.35
12/31/2020	2,660	127	0.00	20.916564	(12.30)		0.45	21.246899	(12.21)	0.35
12/31/2019	2,437	102	0.00	23.849631	22.40		0.45	24.202180	22.52	0.35
12/31/2018+	257	13	12.65	19.485472	(5.45	)‡	0.45	19.753790	(5.07)‡	0.35
JNL/WMC Government Money Market Fund - Class A
12/31/2022	2,896,397	244,020	1.00	7.586855	(2.08	)‡	2.90	16.760718	0.95	0.00
12/31/2021	1,946,093	163,962	0.00	2.711276	(6.57)		6.80	16.602607	0.00	0.00
12/31/2020	2,259,747	188,938	0.19	2.902069	(6.38)		6.80	16.602591	0.21	0.00
12/31/2019	1,190,470	98,667	1.53	3.099812	(5.11	)‡	6.80	16.567918	1.54	0.00
12/31/2018	1,354,360	113,987	1.13	6.724611	(2.61)		3.75	16.317035	1.13	0.00
JNL/WMC Government Money Market Fund - Class I
12/31/2022	64,475	3,831	1.55	14.053420	0.51		0.80	17.211906	0.96	0.35
12/31/2021	30,020	1,811	0.04	13.982471	(0.57	)‡	0.80	17.048370	(0.31)	0.35
12/31/2020	40,752	2,466	0.27	17.046237	(0.14)		0.45	17.102154	(0.04)	0.35
12/31/2019	13,001	781	1.97	17.070022	1.54		0.45	17.108767	1.64	0.35
12/31/2018	12,197	742	1.79	16.811350	1.18		0.45	16.832667	1.28	0.35
JNL/WMC Value Fund - Class A
12/31/2022	783,405	15,525	0.00	36.546145	(7.60	)‡	2.95	66.417535	(2.02)‡	0.00
12/31/2021	814,591	15,182	0.00	34.231404	22.37		3.70	65.883511	26.60	0.30
12/31/2020	692,118	16,185	0.00	27.973819	(2.17)		3.70	52.039966	1.21	0.30
12/31/2019	766,540	17,994	0.00	28.594485	22.88		3.70	51.416321	27.13	0.30
12/31/2018	641,872	18,987	1.73	23.270230	(13.57)		3.70	40.443449	(10.57)	0.30

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/WMC Global Real Estate Fund - Class I - August 13, 2018.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio				Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total		Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†		Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/WMC Value Fund - Class I
12/31/2022	11,956	180	0.00	59.111213	(1.26	)‡	0.80	68.246818	(4.89)	0.35
12/31/2021	9,191	132	0.00	71.451280	26.79		0.45	71.756687	26.92	0.35
12/31/2020	3,973	72	0.00	56.353178	1.38		0.45	56.537483	1.48	0.35
12/31/2019	2,333	43	0.00	55.586775	27.28		0.45	55.712831	27.41	0.35
12/31/2018	1,082	25	3.30	43.672133	(10.46)		0.45	43.727444	(10.37)	0.35

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account I

Notes to Financial Statements

December 31, 2022

NOTE 1. Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account I (the “Separate Account”) on June 14, 1993. The Separate Account commenced operations on October 16, 1995, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained two-hundred fifty (250) Investment Divisions during 2022, but currently contains two-hundred forty-six (246) Investment Divisions as of December 31, 2022. These two-hundred forty-six (246) Investment Divisions each invested in shares of the following mutual funds (each a "Fund" and collectively the “Funds”) as of and during the year ended December 31, 2022:

JNL® Series Trust
JNL Aggressive Growth Allocation Fund - Class A(1)	JNL/JPMorgan Hedged Equity Fund - Class A
JNL Aggressive Growth Allocation Fund - Class I(1)	JNL/JPMorgan Hedged Equity Fund - Class I
JNL Bond Index Fund - Class I	JNL/JPMorgan MidCap Growth Fund - Class A
JNL Conservative Allocation Fund - Class A(1)	JNL/JPMorgan MidCap Growth Fund - Class I
JNL Conservative Allocation Fund - Class I(1)	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
JNL Emerging Markets Index Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I
JNL Growth Allocation Fund - Class A(1)	JNL/JPMorgan U.S. Value Fund - Class A
JNL Growth Allocation Fund - Class I(1)	JNL/JPMorgan U.S. Value Fund - Class I
JNL International Index Fund - Class I	JNL/Lazard International Strategic Equity Fund - Class A
JNL iShares Tactical Growth Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class I
JNL iShares Tactical Growth Fund - Class I	JNL/Loomis Sayles Global Growth Fund - Class A
JNL iShares Tactical Moderate Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class I
JNL iShares Tactical Moderate Fund - Class I	JNL/Lord Abbett Short Duration Income Fund - Class A
JNL iShares Tactical Moderate Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class I
JNL iShares Tactical Moderate Growth Fund - Class I	JNL/Mellon Bond Index Fund - Class A
JNL Mid Cap Index Fund - Class I	JNL/Mellon Bond Index Fund - Class I
JNL Moderate Allocation Fund - Class A(1)	JNL/Mellon Communication Services Sector Fund - Class A
JNL Moderate Allocation Fund - Class I(1)	JNL/Mellon Communication Services Sector Fund - Class I
JNL Moderate Growth Allocation Fund - Class A(1)	JNL/Mellon Consumer Discretionary Sector Fund - Class A
JNL Moderate Growth Allocation Fund - Class I(1)	JNL/Mellon Consumer Discretionary Sector Fund - Class I
JNL Multi-Manager Alternative Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A
JNL Multi-Manager Alternative Fund - Class I	JNL/Mellon Consumer Staples Sector Fund - Class I
JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL/Mellon Dow Index Fund - Class A
JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL/Mellon Dow Index Fund - Class I
JNL Multi-Manager International Small Cap Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A
JNL Multi-Manager International Small Cap Fund - Class I	JNL/Mellon Emerging Markets Index Fund - Class I
JNL Multi-Manager Mid Cap Fund - Class A	JNL/Mellon Energy Sector Fund - Class A
JNL Multi-Manager Mid Cap Fund - Class I	JNL/Mellon Energy Sector Fund - Class I
JNL Multi-Manager Small Cap Growth Fund - Class A	JNL/Mellon Financial Sector Fund - Class A
JNL Multi-Manager Small Cap Growth Fund - Class I	JNL/Mellon Financial Sector Fund - Class I
JNL Multi-Manager Small Cap Value Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A
JNL Multi-Manager Small Cap Value Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I
JNL S&P 500 Index Fund - Class I	JNL/Mellon Industrials Sector Fund - Class A
JNL Small Cap Index Fund - Class I	JNL/Mellon Industrials Sector Fund - Class I
JNL/AB Sustainable Global Thematic Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A
JNL/AB Sustainable Global Thematic Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I
JNL/American Funds Balanced Fund - Class A	JNL/Mellon International Index Fund - Class A
JNL/American Funds Balanced Fund - Class I	JNL/Mellon International Index Fund - Class I
JNL/American Funds Bond Fund of America Fund - Class A	JNL/Mellon Materials Sector Fund - Class A
JNL/American Funds Bond Fund of America Fund - Class I	JNL/Mellon Materials Sector Fund - Class I

Jackson National Separate Account I

Notes to Financial Statements

December 31, 2022

JNL® Series Trust
JNL/American Funds Capital Income Builder Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A
JNL/American Funds Capital Income Builder Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class I
JNL/American Funds Capital World Bond Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A
JNL/American Funds Capital World Bond Fund - Class I	JNL/Mellon Real Estate Sector Fund - Class I
JNL/American Funds Global Growth Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A
JNL/American Funds Global Growth Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I
JNL/American Funds Global Small Capitalization Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A
JNL/American Funds Global Small Capitalization Fund - Class I	JNL/Mellon Small Cap Index Fund - Class A
JNL/American Funds Growth Allocation Fund - Class A(1)	JNL/Mellon Small Cap Index Fund - Class I
JNL/American Funds Growth Allocation Fund - Class I(1)	JNL/Mellon U.S. Stock Market Index Fund - Class A
JNL/American Funds Growth Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class I
JNL/American Funds Growth Fund - Class I	JNL/Mellon Utilities Sector Fund - Class A
JNL/American Funds Growth-Income Fund - Class A	JNL/Mellon Utilities Sector Fund - Class I
JNL/American Funds Growth-Income Fund - Class I	JNL/Mellon World Index Fund - Class A
JNL/American Funds International Fund - Class A	JNL/Mellon World Index Fund - Class I
JNL/American Funds International Fund - Class I	JNL/MFS Mid Cap Value Fund - Class A
JNL/American Funds Moderate Growth Allocation Fund - Class A(1)	JNL/MFS Mid Cap Value Fund - Class I
JNL/American Funds Moderate Growth Allocation Fund - Class I(1)	JNL/Morningstar PitchBook Listed Private Equity Index Fund - Class A
JNL/American Funds New World Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A
JNL/American Funds New World Fund - Class I	JNL/Morningstar U.S. Sustainability Index Fund - Class I
JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A
JNL/American Funds Washington Mutual Investors Fund - Class I	JNL/Morningstar Wide Moat Index Fund - Class I
JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Neuberger Berman Commodity Strategy Fund - Class A
JNL/AQR Large Cap Defensive Style Fund - Class I	JNL/Neuberger Berman Gold Plus Strategy Fund - Class A
JNL/Baillie Gifford International Growth Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A
JNL/Baillie Gifford International Growth Fund - Class I	JNL/Neuberger Berman Strategic Income Fund - Class I
JNL/Baillie Gifford U.S. Equity Growth Fund - Class A	JNL/Newton Equity Income Fund - Class A
JNL/BlackRock Global Allocation Fund - Class A	JNL/Newton Equity Income Fund - Class I
JNL/BlackRock Global Allocation Fund - Class I	JNL/PIMCO Income Fund - Class A
JNL/BlackRock Global Natural Resources Fund - Class A	JNL/PIMCO Income Fund - Class I
JNL/BlackRock Global Natural Resources Fund - Class I	JNL/PIMCO Investment Grade Credit Bond Fund - Class A
JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class I
JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/PIMCO Real Return Fund - Class A
JNL/Causeway International Value Select Fund - Class A	JNL/PIMCO Real Return Fund - Class I
JNL/Causeway International Value Select Fund - Class I	JNL/PPM America Floating Rate Income Fund - Class A
JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class I
JNL/ClearBridge Large Cap Growth Fund - Class I	JNL/PPM America High Yield Bond Fund - Class A
JNL/DFA International Core Equity Fund - Class A	JNL/PPM America High Yield Bond Fund - Class I
JNL/DFA International Core Equity Fund - Class I	JNL/PPM America Total Return Fund - Class A
JNL/DFA U.S. Core Equity Fund - Class A	JNL/PPM America Total Return Fund - Class I
JNL/DFA U.S. Core Equity Fund - Class I	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
JNL/DFA U.S. Small Cap Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I
JNL/DFA U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/T. Rowe Price Balanced Fund - Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class I
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/T. Rowe Price Capital Appreciation Fund - Class A
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class I
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class A
JNL/DoubleLine Total Return Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class I
JNL/DoubleLine Total Return Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class A
JNL/First Sentier Global Infrastructure Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class I
JNL/First Sentier Global Infrastructure Fund - Class I	JNL/T. Rowe Price U.S. High Yield Fund - Class A

Jackson National Separate Account I

Notes to Financial Statements

December 31, 2022

JNL® Series Trust
JNL/Franklin Templeton Income Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class I
JNL/Franklin Templeton Income Fund - Class I	JNL/T. Rowe Price Value Fund - Class A
JNL/Goldman Sachs 4 Fund - Class A	JNL/T. Rowe Price Value Fund - Class I
JNL/Goldman Sachs 4 Fund - Class I	JNL/Vanguard Growth ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class I
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class I	JNL/Vanguard Moderate ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class I
JNL/Goldman Sachs Managed Conservative Fund - Class I	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class I
JNL/Goldman Sachs Managed Growth Fund - Class I	JNL/WCM China Quality Growth Fund - Class A
JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/WCM Focused International Equity Fund - Class A
JNL/Goldman Sachs Managed Moderate Fund - Class I	JNL/WCM Focused International Equity Fund - Class I
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A
JNL/Goldman Sachs Managed Moderate Growth Fund - Class I	JNL/Westchester Capital Event Driven Fund - Class I
JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A
JNL/GQG Emerging Markets Equity Fund - Class I	JNL/Western Asset Global Multi-Sector Bond Fund - Class I
JNL/Harris Oakmark Global Equity Fund - Class A	JNL/William Blair International Leaders Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class I	JNL/William Blair International Leaders Fund - Class I
JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/WMC Balanced Fund - Class A
JNL/Heitman U.S. Focused Real Estate Fund - Class I	JNL/WMC Balanced Fund - Class I
JNL/Invesco Diversified Dividend Fund - Class A	JNL/WMC Equity Income Fund - Class A
JNL/Invesco Diversified Dividend Fund - Class I	JNL/WMC Equity Income Fund - Class I
JNL/Invesco Global Growth Fund - Class A	JNL/WMC Global Real Estate Fund - Class A
JNL/Invesco Global Growth Fund - Class I	JNL/WMC Global Real Estate Fund - Class I
JNL/Invesco Small Cap Growth Fund - Class A	JNL/WMC Government Money Market Fund - Class A
JNL/Invesco Small Cap Growth Fund - Class I	JNL/WMC Government Money Market Fund - Class I
JNL/JPMorgan Global Allocation Fund - Class A	JNL/WMC Value Fund - Class A
JNL/JPMorgan Global Allocation Fund - Class I	JNL/WMC Value Fund - Class I

(1) The Fund is a Fund of Funds advised by Jackson National Asset Management, LLC (“JNAM”), an affiliate of Jackson and has no sub-adviser.

JNAM serves as investment adviser for the Funds comprising the JNL Series Trust. JNAM is a wholly-owned subsidiary of Jackson and received fees for its services from each Fund.

The following Funds were sub-advised by an affiliate of Jackson during the year: JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund and JNL/PPM America Total Return Fund.

During the year ended December 31, 2022, the following Funds changed names effective April 25, 2022:

Prior Fund Name	Current Fund Name	Reason for Change
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A	Sub-Adviser Replacement
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	JNL/Western Asset Global Multi-Sector Bond Fund - Class I	Sub-Adviser Replacement
JNL/Invesco International Growth Fund - Class A	JNL/William Blair International Leaders Fund - Class A	Sub-Adviser Replacement
JNL/Invesco International Growth Fund - Class I	JNL/William Blair International Leaders Fund - Class I	Sub-Adviser Replacement
JNL/Mellon Equity Income Fund - Class A	JNL/Newton Equity Income Fund - Class A	Naming Convention Update
JNL/Mellon Equity Income Fund - Class I	JNL/Newton Equity Income Fund - Class I	Naming Convention Update
JNL/Mellon MSCI KLD 400 Social Index Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A	Strategy Change
JNL/Mellon MSCI KLD 400 Social Index Fund - Class I	JNL/Morningstar U.S. Sustainability Index Fund - Class I	Strategy Change

During the year ended December 31, 2022, the following Fund acquisitions were completed. The Funds that were acquired during the year, and the Investment Divisions to which they relate, are no longer offered as of December 31, 2022.

Acquired Fund	Acquiring Fund	Date of Acquisition
JNL/BlackRock Advantage International Fund - Class A	JNL/DFA International Core Equity Fund - Class A	April 25, 2022
JNL/BlackRock Advantage International Fund - Class I	JNL/DFA International Core Equity Fund - Class I	April 25, 2022
JNL/Franklin Templeton Growth Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	April 25, 2022

Jackson National Separate Account I

Notes to Financial Statements

December 31, 2022

Acquired Fund	Acquiring Fund	Date of Acquisition
JNL/Franklin Templeton Growth Allocation Fund - Class I	JNL Growth Allocation Fund - Class I	April 25, 2022

The net assets are affected by the investment results of each underlying mutual fund, and contract transactions are affected by contract owner directions and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits.

A contract owner may choose from a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Net Assets if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and /or if a gain is realized by the contract owner during the free look period.

JNAM allocates purchase payments to Investment Divisions as instructed by the contract owner. Shares of the Investment Divisions are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments. The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset value (“NAV”) of the respective Fund, which estimates fair value. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investments in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as a gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

FASB ASC Topic 820, “Fair Value Measurement”. As of December 31, 2022, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Fund. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units.

Contract Owner Charges. The following charges are assessed to the contract owner by redemption of contract units:

Contract Maintenance Charge. An annual contract maintenance charge of $35 - $240 is charged against each contract to reimburse Jackson for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date, on contract monthly anniversary or in conjunction with a total withdrawal,

Jackson National Separate Account I

Notes to Financial Statements

December 31, 2022

as applicable. This charge is specifically imposed to a contract if the contract value is less than $50,000 on the date when the charge is assessed.

Transfer Charge. A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.

Surrender or Contingent Deferred Sales Charge. During the first three to nine contract years, certain contracts include a provision for a charge upon the surrender or partial surrender of the contract. The amount assessed under the contract terms, if any, depends upon the cost associated with distributing the particular contract. The amount, if any, is determined based on a number of factors, including the amount withdrawn, the contract year of surrender, or the number and amount of withdrawals in a calendar year. The surrender charges are assessed by Jackson and withheld from the proceeds of the withdrawals.

Guaranteed Minimum Optional Benefit Charges. The following contract owner charges are guaranteed minimum optional benefit charges:

Guaranteed Minimum Income Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 0.40% to 0.87%, depending on the contract, of the guaranteed minimum income benefit base. The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Guaranteed Minimum Accumulation Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 1.00% to 1.02% of the guaranteed value. The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Guaranteed Minimum Withdrawal Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 0.35% to 3.00%, depending on the contract, of the guaranteed withdrawal balance. The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Guaranteed Minimum Death Benefit Charge. If any of the optional death benefits are selected that are available under the contract, Jackson will assess an annual charge of 0.20% to 2.50%, depending on the contract, of the death benefit base. The charge will be deducted each contract quarter from the contract value by redemption of contract units.

Asset-based Charges. The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges. Jackson deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. In designated products, this expense is waived for contracts valued greater than $1 million, refer to the product prospectus for eligibility. The administration charge is designed to reimburse Jackson for expenses incurred in administering the Separate Account and its contracts and reduces the contract unit value.

Jackson deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.00% to 1.65% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. The expense risk assumed by Jackson is that the actual cost of administering the contracts of the Separate Account may exceed the amount received from the administration charge and the contract maintenance charge.

Optional Benefit Charges. The following contract owner charges are optional benefit charges:

Earnings Protection Benefit Charge. If this benefit option has been selected, Jackson will make an additional deduction of 0.20% to 0.70%, depending on the contract chosen, on an annual basis of the average daily net assets of the contract owner’s allocations to the Investment Divisions.

Contract Enhancement Charge. If one of the contract enhancement benefits is selected, then for a period of five to nine contract years, Jackson will make an additional deduction based upon the average daily net assets of the contract owner’s allocations to the Investment Divisions. The annualized charges depend upon the contract enhancements selected and range from 0.395% to 0.832%.

Withdrawal Charge Period. If the optional three, four, or five-year withdrawal charge period feature is selected, Jackson will deduct 0.45%, 0.40%, or 0.30%, respectively, on an annual basis of the average daily net assets of the contract owner’s allocations to the Investment Divisions.

20% Additional Free Withdrawal Charge. If a contract owner selects the optional feature that permits you to withdraw up to 20% of premiums that are still subject to a withdrawal charge minus earnings during a contract year without withdrawal charge, Jackson will deduct 0.30% to 0.40% on an annual basis of the average daily net assets of the contract owner’s allocations to the Investment Divisions.

Optional Death Benefit Charges. If any of the optional death benefits are selected that are available under the contract, Jackson will make an additional deduction of 0.15% to 0.80% on an annual basis of the average daily net assets the contract owner’s allocations to the Investment Divisions, based on the optional death benefit selected.

Jackson National Separate Account I

Notes to Financial Statements

December 31, 2022

Advisory Fees. Some of the contracts are designed for contract owners who have hired a third party investment adviser to manage their contract value for a fee. In some circumstances, and pursuant to specific administrative rules developed to comply with a Private Letter Ruling Jackson obtained from the Internal Revenue Service on the topic, Jackson will facilitate the direct deduction of these fees from the contract with direct payment to the third party investment adviser. The amount of these fees vary and are set pursuant to written agreements between the contract owner and their third party investment adviser. Pursuant to its administrative rules and the Private Letter Ruling, Jackson caps the amount of advisory fees that may be directly deducted in this manner at an annual amount of either 1.25% or 1.50% of the contract’s cash value depending upon whether add-on benefits have been elected by the contract owner. When advisory fees are deducted from the contract pursuant to Jackson’s administrative rules, Jackson does not treat the deduction of such fees as a taxable distribution.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson pays these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 3.5% of the contract value depending on the state.

NOTE 4. Related Party Transactions

For contract enhancement benefits related to the optional benefits offered, Jackson contributed $448,643 and $568,517 to the Separate Account in the form of additional premium to contract owners’ accounts for the years ended December 31, 2022 and 2021, respectively. These amounts are included in purchase payments from contract transactions.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in transfers between investment divisions, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 5. Subsequent Events

Management has evaluated subsequent events for the Separate Account through the date the financial statements were issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes.

KPMG LLP
Aon Center Suite 5500
200 E. Randolph Street Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Jackson National Life Insurance Company and Contract Owners of Jackson National Separate Account I:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise the Jackson National Separate Account I (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix, changes in net assets for the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Jackson National Life Insurance Company’s Separate Accounts since 1999.

Chicago, Illinois
March 27, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statements of assets and liabilities as of December 31, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

JNL Aggressive Growth Allocation Fund - Class A
JNL Aggressive Growth Allocation Fund - Class I
JNL Conservative Allocation Fund - Class A
JNL Conservative Allocation Fund - Class I
JNL Growth Allocation Fund - Class A
JNL Growth Allocation Fund - Class I
JNL iShares Tactical Growth Fund - Class A
JNL iShares Tactical Growth Fund - Class I
JNL iShares Tactical Moderate Fund - Class A
JNL iShares Tactical Moderate Fund - Class I
JNL iShares Tactical Moderate Growth Fund - Class A
JNL iShares Tactical Moderate Growth Fund - Class I
JNL Moderate Allocation Fund - Class A
JNL Moderate Allocation Fund - Class I
JNL Moderate Growth Allocation Fund - Class A
JNL Moderate Growth Allocation Fund - Class I
JNL Multi-Manager Alternative Fund - Class A
JNL Multi-Manager Alternative Fund - Class I
JNL Multi-Manager Emerging Markets Equity Fund - Class A
JNL Multi-Manager Emerging Markets Equity Fund - Class I
JNL Multi-Manager International Small Cap Fund - Class A
JNL Multi-Manager Mid Cap Fund - Class A
JNL Multi-Manager Mid Cap Fund - Class I
JNL Multi-Manager Small Cap Growth Fund - Class A
JNL Multi-Manager Small Cap Growth Fund - Class I
JNL Multi-Manager Small Cap Value Fund - Class A
JNL Multi-Manager Small Cap Value Fund - Class I
JNL S&P 500 Index Fund - Class I
JNL/American Funds Balanced Fund - Class A
JNL/American Funds Balanced Fund - Class I
JNL/American Funds Capital Income Builder Fund - Class A
JNL/American Funds Capital Income Builder Fund - Class I
JNL/American Funds Capital World Bond Fund - Class A
JNL/American Funds Capital World Bond Fund - Class I
JNL/American Funds Global Growth Fund - Class A
JNL/American Funds Global Growth Fund - Class I
JNL/American Funds Global Small Capitalization Fund - Class A
JNL/American Funds Global Small Capitalization Fund - Class I
JNL/American Funds Growth Allocation Fund - Class A
JNL/American Funds Growth Allocation Fund - Class I
JNL/American Funds Growth Fund - Class A

JNL/American Funds Growth Fund - Class I
JNL/American Funds Growth-Income Fund - Class A
JNL/American Funds Growth-Income Fund - Class I
JNL/American Funds International Fund - Class A
JNL/American Funds International Fund - Class I
JNL/American Funds Moderate Growth Allocation Fund - Class A
JNL/American Funds Moderate Growth Allocation Fund - Class I
JNL/American Funds New World Fund - Class A
JNL/American Funds New World Fund - Class I
JNL/American Funds Washington Mutual Investors Fund - Class A
JNL/American Funds Washington Mutual Investors Fund - Class I
JNL/AQR Large Cap Defensive Style Fund - Class A
JNL/AQR Large Cap Defensive Style Fund - Class I
JNL/Baillie Gifford International Growth Fund - Class A
JNL/Baillie Gifford International Growth Fund - Class I
JNL/BlackRock Global Allocation Fund - Class A
JNL/BlackRock Global Allocation Fund - Class I
JNL/BlackRock Global Natural Resources Fund - Class A
JNL/BlackRock Global Natural Resources Fund - Class I
JNL/BlackRock Large Cap Select Growth Fund - Class A
JNL/BlackRock Large Cap Select Growth Fund - Class I
JNL/Causeway International Value Select Fund - Class A
JNL/Causeway International Value Select Fund - Class I
JNL/ClearBridge Large Cap Growth Fund - Class A
JNL/ClearBridge Large Cap Growth Fund - Class I
JNL/DFA International Core Equity Fund - Class A
JNL/DFA International Core Equity Fund - Class I
JNL/DFA U.S. Core Equity Fund - Class A
JNL/DFA U.S. Core Equity Fund - Class I
JNL/DFA U.S. Small Cap Fund - Class A
JNL/DFA U.S. Small Cap Fund - Class I
JNL/DoubleLine Core Fixed Income Fund - Class A
JNL/DoubleLine Core Fixed Income Fund - Class I
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I
JNL/DoubleLine Total Return Fund - Class A
JNL/DoubleLine Total Return Fund - Class I
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
JNL/First Sentier Global Infrastructure Fund - Class A
JNL/First Sentier Global Infrastructure Fund - Class I
JNL/Franklin Templeton Income Fund - Class A
JNL/Franklin Templeton Income Fund - Class I
JNL/Goldman Sachs 4 Fund - Class A

JNL/Goldman Sachs 4 Fund - Class I
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class I
JNL/Goldman Sachs Managed Conservative Fund - Class A
JNL/Goldman Sachs Managed Conservative Fund - Class I
JNL/Goldman Sachs Managed Growth Fund - Class A
JNL/Goldman Sachs Managed Growth Fund - Class I
JNL/Goldman Sachs Managed Moderate Fund - Class A
JNL/Goldman Sachs Managed Moderate Fund - Class I
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A
JNL/Goldman Sachs Managed Moderate Growth Fund - Class I
JNL/GQG Emerging Markets Equity Fund - Class A
JNL/GQG Emerging Markets Equity Fund - Class I
JNL/Harris Oakmark Global Equity Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class I
JNL/Heitman U.S. Focused Real Estate Fund - Class A
JNL/Heitman U.S. Focused Real Estate Fund - Class I
JNL/Invesco Diversified Dividend Fund - Class A
JNL/Invesco Diversified Dividend Fund - Class I
JNL/Invesco Global Growth Fund - Class A
JNL/Invesco Global Growth Fund - Class I
JNL/Invesco Small Cap Growth Fund - Class A
JNL/Invesco Small Cap Growth Fund - Class I
JNL/JPMorgan Global Allocation Fund - Class A
JNL/JPMorgan Global Allocation Fund - Class I
JNL/JPMorgan Hedged Equity Fund - Class A
JNL/JPMorgan Hedged Equity Fund - Class I
JNL/JPMorgan MidCap Growth Fund - Class A
JNL/JPMorgan MidCap Growth Fund - Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I
JNL/JPMorgan U.S. Value Fund - Class A
JNL/JPMorgan U.S. Value Fund - Class I
JNL/Lazard International Strategic Equity Fund - Class A
JNL/Lazard International Strategic Equity Fund - Class I
JNL/Loomis Sayles Global Growth Fund - Class A
JNL/Loomis Sayles Global Growth Fund - Class I
JNL/Lord Abbett Short Duration Income Fund - Class A
JNL/Lord Abbett Short Duration Income Fund - Class I
JNL/Mellon Bond Index Fund - Class A
JNL/Mellon Bond Index Fund - Class I
JNL/Mellon Communication Services Sector Fund - Class A
JNL/Mellon Communication Services Sector Fund - Class I
JNL/Mellon Consumer Discretionary Sector Fund - Class A
JNL/Mellon Consumer Discretionary Sector Fund - Class I
JNL/Mellon Consumer Staples Sector Fund - Class A

JNL/Mellon Consumer Staples Sector Fund - Class I
JNL/Mellon Dow Index Fund - Class A
JNL/Mellon Dow Index Fund - Class I
JNL/Mellon Emerging Markets Index Fund - Class A
JNL/Mellon Emerging Markets Index Fund - Class I
JNL/Mellon Energy Sector Fund - Class A
JNL/Mellon Energy Sector Fund - Class I
JNL/Mellon Financial Sector Fund - Class A
JNL/Mellon Financial Sector Fund - Class I
JNL/Mellon Healthcare Sector Fund - Class A
JNL/Mellon Healthcare Sector Fund - Class I
JNL/Mellon Industrials Sector Fund - Class A
JNL/Mellon Industrials Sector Fund - Class I
JNL/Mellon Information Technology Sector Fund - Class A
JNL/Mellon Information Technology Sector Fund - Class I
JNL/Mellon International Index Fund - Class A
JNL/Mellon International Index Fund - Class I
JNL/Mellon Materials Sector Fund - Class A
JNL/Mellon Materials Sector Fund - Class I
JNL/Mellon Nasdaq® 100 Index Fund - Class A
JNL/Mellon Nasdaq® 100 Index Fund - Class I
JNL/Mellon Real Estate Sector Fund - Class A
JNL/Mellon Real Estate Sector Fund - Class I
JNL/Mellon S&P 400 MidCap Index Fund - Class A
JNL/Mellon S&P 400 MidCap Index Fund - Class I
JNL/Mellon S&P 500 Index Fund - Class A
JNL/Mellon Small Cap Index Fund - Class A
JNL/Mellon Small Cap Index Fund - Class I
JNL/Mellon U.S. Stock Market Index Fund - Class A
JNL/Mellon U.S. Stock Market Index Fund - Class I
JNL/Mellon Utilities Sector Fund - Class A
JNL/Mellon Utilities Sector Fund - Class I
JNL/Mellon World Index Fund - Class A
JNL/Mellon World Index Fund - Class I
JNL/MFS Mid Cap Value Fund - Class A
JNL/MFS Mid Cap Value Fund - Class I
JNL/Morningstar U.S. Sustainability Index Fund - Class A(1)
JNL/Morningstar U.S. Sustainability Index Fund - Class I(1)
JNL/Morningstar Wide Moat Index Fund - Class A
JNL/Morningstar Wide Moat Index Fund - Class I
JNL/Neuberger Berman Commodity Strategy Fund - Class A
JNL/Neuberger Berman Strategic Income Fund - Class A
JNL/Neuberger Berman Strategic Income Fund - Class I
JNL/Newton Equity Income Fund - Class A(1)
JNL/Newton Equity Income Fund - Class I(1)
JNL/PIMCO Income Fund - Class A

JNL/PIMCO Income Fund - Class I
JNL/PIMCO Investment Grade Credit Bond Fund - Class A
JNL/PIMCO Investment Grade Credit Bond Fund - Class I
JNL/PIMCO Real Return Fund - Class A
JNL/PIMCO Real Return Fund - Class I
JNL/PPM America Floating Rate Income Fund - Class A
JNL/PPM America Floating Rate Income Fund - Class I
JNL/PPM America High Yield Bond Fund - Class A
JNL/PPM America High Yield Bond Fund - Class I
JNL/PPM America Total Return Fund - Class A
JNL/PPM America Total Return Fund - Class I
JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
JNL/RAFI Fundamental U.S. Small Cap Fund - Class I
JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
JNL/T. Rowe Price Balanced Fund - Class A
JNL/T. Rowe Price Balanced Fund - Class I
JNL/T. Rowe Price Capital Appreciation Fund - Class A
JNL/T. Rowe Price Capital Appreciation Fund - Class I
JNL/T. Rowe Price Established Growth Fund - Class A
JNL/T. Rowe Price Established Growth Fund - Class I
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
JNL/T. Rowe Price Short-Term Bond Fund - Class A
JNL/T. Rowe Price Short-Term Bond Fund - Class I
JNL/T. Rowe Price U.S. High Yield Fund - Class A
JNL/T. Rowe Price U.S. High Yield Fund - Class I
JNL/T. Rowe Price Value Fund - Class A
JNL/T. Rowe Price Value Fund - Class I
JNL/Vanguard Growth ETF Allocation Fund - Class A
JNL/Vanguard Growth ETF Allocation Fund - Class I
JNL/Vanguard Moderate ETF Allocation Fund - Class A
JNL/Vanguard Moderate ETF Allocation Fund - Class I
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class I
JNL/WCM Focused International Equity Fund - Class A
JNL/WCM Focused International Equity Fund - Class I
JNL/Westchester Capital Event Driven Fund - Class A
JNL/Westchester Capital Event Driven Fund - Class I
JNL/Western Asset Global Multi-Sector Bond Fund - Class A(1)
JNL/Western Asset Global Multi-Sector Bond Fund - Class I(1)
JNL/William Blair International Leaders Fund - Class A(1)
JNL/William Blair International Leaders Fund - Class I(1)
JNL/WMC Balanced Fund - Class A
JNL/WMC Balanced Fund - Class I
JNL/WMC Equity Income Fund - Class A

JNL/WMC Equity Income Fund - Class I
JNL/WMC Global Real Estate Fund - Class A
JNL/WMC Global Real Estate Fund - Class I
JNL/WMC Government Money Market Fund - Class A
JNL/WMC Government Money Market Fund - Class I
JNL/WMC Value Fund - Class A
JNL/WMC Value Fund - Class I

Statements of assets and liabilities as of December 31, 2022, and the related statements of operations for the year ended December 31, 2022 and changes in net assets for the year ended December 31, 2022 and for the period from April 26, 2021 (inception) to December 31, 2021.

JNL Bond Index Fund - Class I
JNL Emerging Markets Index Fund - Class I
JNL International Index Fund - Class I
JNL Mid Cap Index Fund - Class I
JNL Multi-Manager International Small Cap Fund - Class I
JNL Small Cap Index Fund - Class I
JNL/American Funds Bond Fund of America Fund - Class A
JNL/American Funds Bond Fund of America Fund - Class I
JNL/Baillie Gifford U.S. Equity Growth Fund - Class A
JNL/Morningstar PitchBook Listed Private Equity Index Fund - Class A

Statements of assets and liabilities as of December 31, 2022, and the related statements of operations and changes in net assets for the period from April 25, 2022 (inception) to December 31, 2022.

JNL/AB Sustainable Global Thematic Fund - Class A
JNL/AB Sustainable Global Thematic Fund - Class I
JNL/Neuberger Berman Gold Plus Strategy Fund - Class A
JNL/WCM China Quality Growth Fund - Class A

(1) See Note 1 to the financial statements for the former name of the Investment Division.

Jackson National Life Insurance Company
and Subsidiaries

Consolidated Financial Statements

December 31, 2022

1

2

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
Jackson National Life Insurance Company:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and subsidiaries (the Company) as of December 31, 2022 and 2021, the related consolidated income statements, statements of comprehensive income (loss), equity, and cash flows for each of the years in the three-year period ended December 31, 2022, and the related notes and financial statement schedules I, III, IV and V (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company adopted ASU 2018-12, Targeted Improvements to the Accounting for Long Duration Contracts (LDTI), effective January 1, 2023, with a transition date of January 1, 2021.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

3

Fair value of market risk benefits

As disclosed in Note 2 to the consolidated financial statements, the Company adopted LDTI effective January 1, 2023, with a transition date of January 1, 2021. As part of the adoption, market risk benefits (MRBs) were recorded at fair value using a full retrospective transition approach. As disclosed in Notes 6 and 12, contracts or contract features that provide protection to the contract holder from capital market risk and expose the Company to other-than-nominal capital market risk are classified as MRBs. The Company estimates MRBs at fair value using subjective judgments related to the discount rate assumptions, including the Company’s nonperformance risk, and actuarially determined assumptions, including mortality, benefit utilization and lapse. As of December 31, 2022, the fair value of MRB assets and liabilities were estimated to be $4,865 million and $5,662 million, respectively.

We identified the evaluation of the fair value of MRB assets and liabilities as a critical audit matter. Specifically, there was a high degree of auditor effort and subjective auditor judgment involved in evaluating the nonperformance risk, mortality, benefit utilization, and lapse assumptions used to estimate the fair value of MRB assets and liabilities. Evaluation of the assumptions required valuation and actuarial professionals with specialized skills and knowledge.
The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals, we evaluated the design and tested the operating effectiveness of certain internal controls related to the fair value of MRBs, including controls related to the development of the mortality, benefit utilization and lapse assumptions. We involved valuation professionals with specialized skills and knowledge who assisted in evaluating the Company’s nonperformance risk assumption used to estimate the fair value of MRBs, which included assessing the methodology and inputs utilized by the Company by developing an independent range of the Company’s credit curve using market observable instruments issued by the Company and its affiliates, as well as indicative pricing for the Company’s debt, with certain adjustments, and comparing them to the discount rate curve used by the Company. We involved actuarial professionals with specialized skills and knowledge, who assisted in evaluating the Company’s estimate of the fair value of MRB assets and liabilities, by:

•    evaluating the Company’s methodology for determining the mortality, benefit utilization, and lapse assumptions used to estimate the fair value of MRBs for compliance with generally accepted actuarial standards

•    comparing the mortality, benefit utilization, and lapse assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of these assumptions where deviations from Company experience or market trends were identified

•    assessing the reasonableness of the Company’s fair value estimate for a selection of policies with MRBs by recalculating the fair value and comparing to the Company’s estimate.

/s/ KPMG LLP

We have served as the Company’s auditor since 1999.

Chicago, Illinois
March 24, 2023, except for Note 2, as to which the date is May 10, 2023
4

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(in millions, except for share data)

	December 31,
	2022 (1)	2021 (1)
Assets
Investments:
Debt Securities, available-for-sale, net of allowance for credit losses of $23 and $9 at December 31, 2022 and 2021, respectively (amortized cost: 2022 $48,198; 2021 $49,132)	$41,913	$51,289
Debt Securities, at fair value under fair value option	159	164
Equity securities, at fair value	359	257
Mortgage loans, net of allowance for credit losses of $95 and $94 at December 31, 2022 and 2021, respectively	10,967	11,482
Mortgage loans, at fair value under fair value option	582	—
Policy loans (including $3,419 and $3,467 at fair value under the fair value option at December 31, 2022 and 2021, respectively)	4,376	4,474
Freestanding derivative instruments	1,270	1,417
Other invested assets	2,817	2,620
Total investments	62,443	71,703
Cash and cash equivalents	3,934	1,799
Accrued investment income	501	496
Deferred acquisition costs	12,918	13,519
Reinsurance recoverable, net of allowance for credit losses of $15 and $12 at December 31, 2022 and 2021, respectively	29,076	32,877
Reinsurance recoverable on market risk benefits, at fair value	221	383
Market risk benefit assets, at fair value	4,865	1,664
Deferred income taxes, net	248	1,671
Receivables from affiliates	179	197
Other assets	731	656
Separate account assets	195,906	248,949
Total assets	$311,022	$373,914
Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$12,300	$15,177
Other contract holder funds	57,980	58,489
Market risk benefit liabilities, at fair value	5,662	8,033
Funds withheld payable under reinsurance treaties (including $3,582 and $3,639 at fair value under the fair value option at December 31, 2022 and 2021, respectively)	22,957	29,007
Long-term debt	470	494
Repurchase agreements and securities lending payable	1,045	1,586
Collateral payable for derivative instruments	689	913
Freestanding derivative instruments	2,065	41
Other liabilities	1,667	1,945
Separate account liabilities	195,906	248,949
Total liabilities	300,741	364,634
Commitments, Contingencies, and Guarantees (Note 16)
Equity
Common stock, $1.15 par value; authorized 50,000 shares; issued and outstanding 12,000 shares	14	14
Additional paid-in capital	5,364	5,964
Accumulated other comprehensive income (loss), net of tax expense (benefit) of $(67) in 2022 and $81 in 2021	(3,200)	1,504
Retained earnings	8,103	1,798
Total shareholder's equity	10,281	9,280
Total liabilities and equity	$311,022	$373,914

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.
5

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(in millions)

	For the Years Ended December 31,
	2022 (1)	2021 (1)	2020
Revenues
Fee income	$7,671	$7,994	$6,840
Premiums	109	122	157
Net investment income:
Net investment income excluding funds withheld assets	1,466	1,952	2,044
Net investment income on funds withheld assets.	1,254	1,188	792
Total net investment income	2,720	3,140	2,836
Net gains (losses) on derivatives and investments:
Net gains (losses) on derivatives and investments	(3,018)	(5,346)	(6,894)
Net gains (losses) on funds withheld reinsurance treaties	2,186	(21)	440
Total net gains (losses) on derivatives and investments	(832)	(5,367)	(6,454)
Other income	84	93	64
Total revenues	9,752	5,982	3,443

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	1,035	904	1,313
(Gain) loss from updating future policy benefits cash flow assumptions, net	(36)	41	—
Market risk benefits (gains) losses, net	(3,536)	(3,966)	—
Interest credited on other contract holder funds, net of deferrals and amortization	859	825	1,293
Interest expense	37	22	44
Operating costs and other expenses, net of deferrals	2,333	2,689	1,200
Cost of reinsurance	—	—	2,520
Amortization of deferred acquisition costs	1,225	1,305	(534)
Total benefits and expenses	1,917	1,820	5,836
Pretax income (loss)	7,835	4,162	(2,393)
Income tax expense (benefit)	1,530	680	(841)
Net income (loss)	6,305	3,482	(1,552)

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.
6

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)
(in millions)

	For the Years Ended December 31,
	2022 (1)	2021 (1)	2020

Net income (loss)	$6,305	$3,482	$(1,552)

Other comprehensive income (loss), net of tax:
Change in unrealized gains (losses) on securities with no credit impairment net of tax expense (benefit) of: $(915), $(592), and $413 for the years ended December 31, 2022, 2021 and 2020, respectively	(7,473)	(2,133)	1,417
Change in unrealized gains (losses) on securities with credit impairment, net of tax expense (benefit) of: $(1), $1, and $1 for the years ended December 31, 2022, 2021 and 2020, respectively	(2)	3	4
Change in current discount rate related to reserve for future policy benefits, net of tax expense (benefit) of $361 and $110 for the years ended December 31, 2022 and 2021, respectively.	1,303	397	—
Change in non-performance risk on market risk benefits, net of tax expense (benefit) of $407 and $(92) for the years ended December 31, 2022 and 2021, respectively.	1,468	(332)	—
Total other comprehensive income (loss)	(4,704)	(2,065)	1,421
Comprehensive income (loss)	$1,601	$1,417	$(131)

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.
7

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(in millions)

					Accumulated
		Additional	Shares	Equity	Other		Total
	Common	Paid-In	Held In	Compensation	Comprehensive	Retained	Shareholder's
	Stock	Capital	Trust	Reserve	Income (Loss)	Earnings	Equity
Balances as of December 31, 2019	$14	$4,088	$(4)	$—	$2,539	$2,528	$9,165

Net income (loss)	—	—	—	—	—	(1,552)	(1,552)
Other comprehensive income (loss)	—	—	—	—	1,421	—	1,421
Change in accounting principle, net of tax		—	—	—	—	(55)	(55)
Capital contribution	—	500	—	—	—	—	500
Shares acquired at cost	—	—	(18)	—	—	—	(18)
Shares distributed at cost	—	—	18	—	—	—	18
Reserve for equity compensation plans	—	—	—	8	—	—	8
Balances as of December 31, 2020	$14	$4,588	$(4)	$8	$3,960	$921	$9,487

Change in accounting principle, net of tax	—	—	—	—	(391)	(2,605)	(2,996)
Net income (loss)	—	—	—	—	—	3,482	3,482
Other comprehensive income (loss)	—	—	—	—	(2,065)	—	(2,065)
Capital contribution	—	1,375	—	—	—	—	1,375
Shares sold in connection with demerger	—	1	4	—	—	—	5
Reserve for equity compensation plans	—	—	—	(8)	—	—	(8)
Balances as of December 31, 2021 (1)	$14	$5,964	$—	$—	$1,504	$1,798	$9,280

Net income (loss)	—	—	—	—	—	6,305	6,305
Other comprehensive income (loss)	—	—	—	—	(4,704)	—	(4,704)
Return of capital	—	(600)	—	—	—	—	(600)
Balances as of December 31, 2022 (1)	$14	$5,364	$—	$—	$(3,200)	$8,103	$10,281

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.
8

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(in millions)

	Years Ended December 31,
	2022 (1)	2021 (1)	2020
Cash flows from operating activities:
Net income (loss)	$6,305	$3,482	$(1,552)

Adjustments to reconcile net income to net cash provided by operating activities:
Net realized losses (gains) on investments	355	(181)	(373)
Net losses (gains) on derivatives	2,663	5,527	7,267
Net losses (gains) on funds withheld reinsurance treaties	(2,186)	21	(440)
Net gain (loss) on market risk benefits	(3,536)	(3,966)	—
(Gain) loss from updating future policy benefits cash flow assumptions, net	(36)	41	—
Interest credited on other contract holder funds, gross	859	825	1,296
Mortality, expense and surrender charges	(530)	(553)	(593)
Amortization of discount and premium on investments	13	58	56
Deferred income tax expense (benefit)	1,572	761	(776)
Share-based compensation expense	118	94	44
Cash received (paid to) from reinsurance transaction	—	—	(32)
Change in:
Accrued investment income	(5)	58	35
Deferred acquisition costs	601	517	(1,503)
Funds withheld, net of reinsurance	(73)	(626)	792
Other assets and liabilities, net	(1,473)	(1,170)	(476)
Net cash provided by (used in) operating activities	4,647	4,888	3,745

Cash flows from investing activities:
Sales, maturities and repayments of:
Debt securities	11,525	18,865	29,697
Equity securities	71	35	82
Mortgage loans	1,695	1,747	1,201
Purchases of:
Debt securities	(11,030)	(13,445)	(27,851)
Equity securities	(246)	(114)	(115)
Mortgage loans	(1,816)	(2,427)	(2,189)
Settlements related to derivatives and collateral on investments	(673)	(4,837)	(5,321)
Other investing activities	111	(355)	(38)
Net cash provided by (used in) investing activities	(363)	(531)	(4,534)

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.
9

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows (continued)
(in millions)

	Years Ended December 31,
	2022 (1)	2021 (1)	2020
Cash flows from financing activities:
Policyholders' account balances:
Deposits	18,456	20,130	19,604
Withdrawals	(25,144)	(28,688)	(23,060)
Net transfers to separate accounts	5,685	2,664	2,560
Proceeds from (payments on) repurchase agreements and securities lending	(541)	473	1,100
Net proceeds from (payments on) Federal Home Loan Bank notes	—	(380)	80
Net proceeds from (payments on) debt	(5)	10	14
Disposition of shares held in trust at cost, net	—	5	—
Capital contribution from (return of capital to) Parent	(600)	1,375	500
Net cash provided by (used in) financing activities	(2,149)	(4,411)	798

Net increase (decrease) in cash and cash equivalents	2,135	(54)	9

Cash and cash equivalents, at beginning of period	1,799	1,853	1,844
Total cash and cash equivalents, at end of period	$3,934	$1,799	$1,853

Supplemental cash flow information
Income taxes paid (received)	$(2)	$(390)	$(4)
Interest paid	$37	$21	$26

Non-cash investing activities
Debt securities acquired from exchanges, payments-in-kind, and similar transactions	$504	$369	$417
Other invested assets acquired from stock splits and stock distributions	$88	$99	$4

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

See Notes to Consolidated Financial Statements.
10

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements

1.    Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly-owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is wholly-owned by Jackson Financial Inc. (“Jackson Financial”). Jackson Financial, a Delaware corporation, was a majority-owned subsidiary of Prudential plc (“Prudential”), London, England. As described below under "Other," Jackson Financial's demerger from Prudential was completed on September 13, 2021 ("Demerger"), and Jackson Financial is a stand-alone United States ("U.S.") public company.

Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, registered index-linked, deferred fixed, fixed index and variable annuities) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia. Jackson also participates in the institutional products market through the issuance of guaranteed investment contracts (“GICs”), funding agreements and medium term note funding agreements.

The Consolidated Financial Statements include accounts, after the elimination of intercompany accounts and transactions, of the following:
•    Life insurers: Jackson and its wholly-owned subsidiaries Jackson National Life Insurance Company of New York (“JNY”), Squire Reassurance Company LLC (“Squire Re”), Squire Reassurance Company II, Inc. (“Squire Re II”) and VFL International Life Company SPC, LTD;
•    Indirect wholly-owned broker-dealer, subsidiary, Jackson National Life Distributors, LLC;
•    Indirect, wholly-owned investment management and investment advisor subsidiary, Jackson National Asset Management, LLC;
•    PGDS (US One) LLC (“PGDS”), an indirect wholly-owned subsidiary that provides certain services to Jackson and certain current and former affiliates;
•    Other insignificant wholly-owned subsidiaries; and
•    Other insignificant partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson is deemed the primary beneficiary.
Other

On August 6, 2021, Jackson Financial's Class A Common Stock was registered on a Form 10 registration statement ("Form 10") filed with the U.S. Securities and Exchange Commission (the "SEC") and became effective under the Securities Exchange Act of 1934, as amended. The Demerger described in the Form 10 was consummated on September 13, 2021. As of December 31, 2022, Prudential retained 9.2% share ownership of Jackson Financial.

On June 18, 2020, the Company announced that it had entered into a funds withheld coinsurance agreement with Athene Life Re Ltd. (“Athene”) effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed index annuity product liabilities in exchange for a $1.2 billion ceding commission (the "Athene Reinsurance Agreement").

In addition, Jackson Financial entered into an investment agreement with Athene, pursuant to which Athene invested $500 million of capital in return for a 9.9% voting interest corresponding to a 11.1% economic interest in Jackson Financial. In August 2020, Jackson Financial made a $500 million capital contribution to Jackson. As of December 31, 2022, Athene beneficially owned 1.9% of Jackson Financial's outstanding shares.

11

We continue to monitor developments related to the COVID-19 pandemic. The COVID-19 pandemic caused significant economic and financial turmoil in the U.S. and around the world. There has been a steady resumption of activity during 2022; however, at this time it is not possible to estimate the long-term effectiveness of any therapeutic treatments and vaccines for COVID-19, or their efficacy with respect to current or future variants or mutations of COVID-19, or the longer-term effects that the COVID-19 pandemic could have on our business. The extent to which the COVID-19 pandemic impacts our business, results of operations, financial condition and cash flows will depend on future developments that are highly uncertain and cannot be predicted. The Company implemented business continuity plans that already were in place to ensure the availability of services for our customers, work at home capabilities for our associates, where appropriate, and other ongoing risk management activities. The Company had associates, as needed or voluntarily, in our offices during this time, as perm itted by local and state restrictions. The Company rolled out a broader “return to office plan” for all associate s, and since September 2022, required some associates to return to the office five days a week. A ssociate s below director level remain on an “office-centric” h ybrid schedule between in-office and remote working arrangements.

Basis of Presentation

The accompanying Consolidated Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation.

The Company adopted Accounting Standards Update (“ASU”) 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts,” (“LDTI”) effective January 1, 2023, with a transition date of January 1, 2021. The accompanying Consolidated Financial Statements have been recast as compared to the consolidated financial statements previously filed with the Company's registration statement on Form S-1 (registration nos. 333-268090, 333-249750, 333-249766, and 333-268101) filed with the SEC on April 17, 2023, to reflect the adoption of LDTI, which includes changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity as of the transition date of January 1, 2021. Our financial statements for the year ended December 31, 2020 are still presented on the basis of accounting effective prior to the adoption of LDTI. See Note 2 of the Notes to Consolidated Financial Statements for further description of the adoption of this change in accounting principle.

Certain amounts in the Notes to Consolidated Financial Statements have been reclassified to conform to the recast presentation as discussed above.

Use of Estimates

The preparation of the Consolidated Financial Statements in conformity with U.S. GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the Consolidated Financial Statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include:

• Valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is necessary;
• Assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity;
• Assumptions used in calculating policy reserves and liabilities and deferred acquisition costs including policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates;
• Assumptions as to future earnings levels being sufficient to realize deferred tax benefits;
• Estimates related to expectations of credit losses on certain financial assets and off-balance sheet exposures;
• Assumptions and estimates associated with the Company’s tax positions, including an estimate of the dividends received deduction, which impact the amount of recognized tax benefits recorded by the Company;
• Assumptions used in calculating the value of guaranteed benefits, including those classified as market risk benefits subsequent to the adoption of LDTI, including policyholder behavior, mortality rates, and capital market assumptions;
• Subsequent to the adoption of LDTI, assumptions impacting the expected term used in the calculation of amortization of deferred acquisition costs, including policyholder behavior and mortality rates; and

12

• Prior to the adoption of LDTI, assumptions impacting estimated future gross profits used in the calculation of amortization of deferred acquisition costs, including policyholder behavior, mortality rates, expenses, projected hedging costs, investment returns and policy crediting rates.

These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the Consolidated Financial Statements in the periods the estimates are changed.

Revision of Prior Period Financial Statements

In 2022, the Company identified errors related to the classification of certain balances and amounts in the line items of the Consolidated Balance Sheets and Consolidated Income Statements. These errors resulted in the revision of balances and amounts related to deferred sales inducement assets, liabilities for certain life-contingent annuities, sub-advisor fee expenses, and other operating expense items that impacted previously issued Consolidated Financial Statements. The impact of these errors to the current and the prior periods' Consolidated Financial Statements were not considered to be material and had no impact on shareholder's equity or net income (loss). However, to improve the consistency and comparability of the financial statements, management revised the financial statements and related disclosures in this Annual Report. See Note 24 to the Notes to Consolidated Financial Statements for details of the revisions.

2.    Summary of Significant Accounting Policies

The following table identifies our significant accounting policies presented in other Notes to Consolidated Financial Statements:

Investments*	Note 4
Derivatives and Hedge Accounting*	Note 5
Fair Value Measurements (Post-Adoption of LDTI Accounting Policies specifically for MRBs)	Note 6
Deferred Acquisition Costs (Includes Pre-Adoption and Post-Adoption of LDTI Accounting Policies)	Note 7
Reinsurance*	Note 8
Reserves for Future Policy Benefits and Claims Payable (Post-Adoption of LDTI Accounting Policies)	Note 9
Other Contract Holder Funds (Post-Adoption of LDTI Accounting Policies)	Note 10
Separate Account Assets and Liabilities*	Note 11
Market Risk Benefits (Post-Adoption of LDTI Accounting Policies)	Note 12
Long-Term Debt*	Note 13
Income Taxes*	Note 15
Commitments, Contingencies, and Guarantees*	Note 16
Share-Based Compensation*	Note 18
Accumulated Other Comprehensive Income (Loss)*	Note 23
*No impact to the significant accounting policies presented in these Notes related to the adoption of LDTI.

Other Significant Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents primarily include money market instruments and bank deposits. Cash equivalents also includes all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase.

13

Revenue and Expense Recognition

Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Fee income also includes revenues related to asset management fees and certain service fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Acquisition expenses directly related to the successful acquisition of these contracts are deferred. Prior to the adoption of LDTI, these deferred acquisition expenses were amortized based on the recognition of gross profits over the life of the business. Subsequent to the adoption of LDTI, these deferred acquisition costs are amortized on a constant-level basis over the expected term of the contracts. Expenses not related to policy acquisition are recognized when incurred.

Accounting Policies Prior to the Adoption of LDTI - Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds

For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, lapse and expenses, plus provisions for adverse deviations. These assumptions are not unlocked unless the reserve is determined to be deficient. Interest rate assumptions range from 2.5% to 6.0%. Lapse, mortality, and expense assumptions for recoverability are based primarily on Company experience. The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contract.

Group payout annuities consist of a closed block of defined benefit annuity plans. The liability for future benefits for these limited payment contracts is calculated using assumptions as of the acquisition date as to mortality and expense plus provisions for adverse deviation.

In conjunction with a prior acquisition, the Company recorded a fair value adjustment at acquisition related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the in-force liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment was recorded in reserves for future policy benefits and claims payable. This reserve is reassessed at the end of each period, taking into account changes in the in-force block. Any resulting change in the reserve is recorded as a change in policy reserve through the Consolidated Income Statements.

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business. The liability for fixed index annuities and registered index linked annuities is based on three components: 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the optional lifetime income rider. For fixed annuities, variable annuity fixed option, and other investment contracts, the liability is the account value plus the unamortized balance of the fair value adjustment related to previously acquired business. For payout annuities, reserves are determined under the methodology for limited-payment contracts (for those with significant life contingencies) or using a constant yield method and assumptions as of the issue date for mortality, interest rates, lapse and expenses plus provisions for adverse deviations.

Accounting Policies Prior to the Adoption of LDTI - Certain Non-traditional Long-Duration Contracts and Variable Annuity Guarantees

14

Variable Annuity Guarantees

Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum withdrawal benefits for life (“GMWB for Life”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. Variable annuity embedded derivatives are carried at fair value on the Company’s balance sheet as a component of reserves for future policy benefits and claims payable. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

The non-life contingent component of GMWB and GMWB for Life contracts consists of those guaranteed withdrawal amounts paid to the contract holder in excess of the account value of the contract, up to the amount of the living benefit base. Withdrawal amounts paid to the contract holder in excess of the living benefit base are considered life contingent and are accounted for as insurance benefits. GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net gains (losses) on derivatives and investments. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations regarding policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

The fair value of a liability reflects the effect of non-performance risk. Non-performance risk includes, but may not be limited to, a reporting entity’s own credit risk. Non-performance risk is incorporated into the calculation through the adjustment of the risk-free rate curve based on spreads indicated by a blend of yields on similarly-rated peer debt and yields on Jackson Financial debt (adjusted to operating company levels).

As markets change, mature and evolve and actual policyholder behavior emerges, management periodically evaluates the appropriateness of its assumptions for this component of the fair value model.

15

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could be significantly different than this fair value.

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (“traditional variable annuities”). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (“variable contracts with guarantees”) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefits, or "GMDB"), at annuitization (GMIB), upon the depletion of funds (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Liabilities for guaranteed benefits, including net embedded derivatives, are general account obligations and are reported in reserves for future policy benefits and claims payable. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income. Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the Consolidated Income Statements with the exception of changes in embedded derivatives, which are included in net gains (losses) on derivatives and investments. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the Consolidated Income Statements.

Fixed Index Annuities

The equity-linked option associated with fixed index annuities issued by the Company is accounted for at fair value as an embedded derivative on the Company’s Consolidated Balance Sheets as a component of other contract holder funds, with changes in fair value recorded in net income. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Thus, favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the underlying guaranteed account value growth. This host reserve is a component of other contract holder funds on the Company’s Consolidated Balance Sheets. In addition, longevity riders may be issued on fixed index annuities. The benefits for these riders are accounted for as insurance benefits similarly to the life-contingent variable annuity guaranteed benefits described above and are a component of reserves for future policy benefits and claims payable on the Company’s Consolidated Balance Sheets.

RILA

The equity-linked option associated with registered index linked annuities issued by the Company is accounted for at fair value as an embedded derivative on the Company’s Consolidated Balance Sheets as a component of other contract holder funds, with changes in fair value recorded in net income. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Thus, favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the associated account value growth and policyholder benefits. This host reserve is a component of other contract holder funds on the Company’s Consolidated Balance Sheets.

16

Changes in Accounting Principles – Adopted in Current Year

In March 2020, the Financial Accounting Standards Board (“FASB”) issued ASU 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” The new guidance provides optional expedients for applying U.S. GAAP to contracts and other transactions affected by reference rate reform and is effective for contract modifications made between March 12, 2020 and December 31, 2022. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. The practical expedient allowed by this standard was elected and is being applied prospectively by the Company as reference rate reform unfolds. The contracts modified to date met the criteria for the practical expedient and therefore had no material impact on the Company’s Consolidated Financial Statements. In December 2022, the FASB issued ASU 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848” which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments are effective for all entities as of December 21, 2022. The Company will continue to evaluate the impacts of reference rate reform on contract modifications and other transactions through December 31, 2024.

Changes in Accounting Principles – Reflected in these Recast Financial Statements

In August 2018, the FASB issued ASU 2018-12, “Targeted Improvements to the Accounting for Long Duration Contracts,” ("LDTI") which included changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity. The Company adopted LDTI effective January 1, 2023, with a transition date of January 1, 2021, using the modified retrospective transition method relating to liabilities for traditional and limited payment contracts and deferred policy acquisition costs associated therewith; and on a retrospective basis, in relation to market risk benefits ("MRBs").

Under the modified retrospective approach, the Company applied the guidance to contracts in force on the transition date on the basis of their existing carrying value, using updated future cash flow assumptions, and eliminated certain related amounts in accumulated other comprehensive income (loss) (“AOCI”). Under the full retrospective transition approach, the Company applied the guidance as of the transition date, using actual historical assumption information as of contract inception, as if the accounting principle had always been applied.

Amounts reported as of and for the year ended December 31, 2020 within these recast Consolidated Financial Statements are accounted for and presented in accordance with U.S. GAAP prior to the adoption of LDTI. Amounts reported as of and for the years ended December 31, 2021 and 2022 within these recast Consolidated Financial Statements are accounted for and presented in accordance with U.S. GAAP upon the adoption of LDTI.

LDTI contains four significant changes:

1. Market risk benefits: market risk benefits, a new term for certain contract features that provide for potential benefits in addition to the account balance which expose the Company to other-than-nominal market risk (for example, guaranteed benefits on annuity contracts, including guaranteed minimum withdrawal benefits and guaranteed minimum death benefits on variable annuities), are measured at fair value. Changes in fair value are recorded and presented separately within the income statement, with the exception of changes in fair value due to non-performance risk, which are recognized in other comprehensive income (loss) (“OCI”);

2. Deferred acquisition costs: deferred acquisition costs (“DAC”) are amortized on a constant-level basis, independent of profitability on the underlying business;

3. Liability for future policy benefits: annual review and, if necessary, update of cash flow assumptions used to measure the liability for future policy benefits for nonparticipating traditional and limited-payment insurance contracts is required. These liabilities are discounted using an upper-medium grade fixed income instrument yield which is updated quarterly, with related changes in the liability recognized in OCI; and

17

4. Enhanced disclosures: enhanced disclosures, including disaggregated roll-forwards of certain balance sheet accounts that provide information about actual and expected cash flows, as well as information about significant inputs, judgments, assumptions and methods used in measurement, are required. The enhanced disclosures are intended to improve the ability of users of the financial statements to evaluate the timing, amount, and uncertainty of cash flows arising from long-duration contracts.

The adoption of LDTI resulted in a decrease in total shareholder's equity of $3.0 billion as of the transition date of January 1, 2021, comprised of a reduction in AOCI of $0.4 billion and a reduction in retained earnings of $2.6 billion. The primary drivers for this impact to total equity included:

1. the classification of certain benefits as market risk benefits (“MRB”) which were remeasured at fair value as of the transition date. The resulting change in the value of these benefits at the transition date, net of the related deferred tax effect, is recognized in retained earnings, with the exception of the cumulative effect of changes in the non-performance risk, net of the related deferred tax effect, which is recognized in AOCI;

2. changes to the discount rate used to measure liabilities for future policyholder benefits which, under LDTI, are remeasured each reporting period using current upper-medium grade fixed-income instrument yields, which are generally considered to be those on single-A rated public corporate debt. The cumulative effect of the remeasurement of these liabilities using the transition date discount rate, net of the related deferred tax effect, is recognized in AOCI.; and

3. the removal of certain shadow adjustments previously recorded in AOCI related to the impact of unrealized gains (losses) on investments that were included in the estimated gross profit amortization calculation for deferred acquisition costs, which are no longer recognized upon the adoption of LDTI.

The following table presents the effect of transition adjustments on shareholder's equity due to the adoption of LDTI (in millions):

	January 1, 2021
		Accumulated other
	Retained earnings	comprehensive income
Deferred acquisition costs	$—	$102
Reinsurance recoverable on market risk benefits	—	(35)
Reserves for future policy benefits and claims payable	97	143
Market risk benefits	(2,701)	(601)
Total	$(2,604)	$(391)

The following table presents amounts previously reported as of December 31, 2020, to reflect the effect of the change due to the adoption of the standard, and the adjusted amounts as of January 1, 2021 (in millions).

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	As Previously	Effect of	As of
	Reported	Changes	1/1/2021
Assets
Deferred acquisition costs	$13,896	$140	$14,036
Reinsurance recoverable, net of allowance for credit losses	35,311	(155)	35,156
Reinsurance recoverable on market risk benefits, at fair value	—	472	472
Market risk benefit assets, at fair value	—	690	690
Deferred income taxes, net	1,036	824	1,860
Other assets	861	1	862
Total assets	$351,538	$1,972	$353,510

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$22,490	$(5,716)	$16,774
Other contract holder funds	63,349	(7)	63,342
Market risk benefit liabilities, at fair value	—	10,690	10,690
Total liabilities	342,051	4,967	347,018
Equity
Accumulated other comprehensive income, net of tax expense	3,960	(391)	3,569
Retained earnings	921	(2,604)	(1,683)
Total shareholder's equity	9,487	(2,995)	6,492
Total liabilities and equity	$351,538	$1,972	$353,510

Liability for future policy benefits

For the liability for future policy benefits, the net transition adjustment is related to the difference in the discount rate used pre-transition and the discount rate at January 1, 2021. The discount rate used to measure the liability at transition was generally lower than the rates used to measure the liability prior to the adoption of LDTI. Additionally, at transition, where net premiums exceeded gross premiums at the cohort level, the Company set net premiums equal to gross premiums and recognized the resulting increase in the liability for future policy benefits as an adjustment to opening retained earnings.

The following table presents the impact of the adoption of LDTI, as of the transition date, on reserves for future policy benefits and claims payable (in millions):

	Payout	Closed	Closed
	Annuities	Block Life	Block Annuity	Total
Reserves for future policy benefits at December 31, 2020	$1,143	$5,809	$5,328	$12,280
Adjustment for loss contracts under the modified retrospective approach	4	15	18	37
Effect of remeasurement of liability at current discount rates	143	560	997	1,700
Reserves for future policy benefits at January 1, 2021	$1,290	$6,384	$6,343	$14,017
Other future policy benefits and claims payable				2,757
Reserves for future policy benefits and claims payable at January 1, 2021				$16,774

The following table presents the transition date reclassifications and adjustments to reserves for future policy benefits by category resulting from the adoption of LDTI (in millions):

	Reserve for future policy benefits	Other (1)	Total
Reserve for future policy benefits and claims payable at December 31, 2020	$12,280	$10,210	$22,490
Adjustments for LDTI transition	1,737	(7,453)	(5,716)
Reserve for future policy benefits and claims payable at January 1, 2021	$14,017	$2,757	$16,774

(1) Includes variable annuity embedded derivatives that were reclassed to market risk benefits.

The following table presents the impact of the adoption of LDTI, as of the transition date, on Closed Block Life additional liabilities for universal life-type contracts (in millions):
19

Closed Block Life
Balance, December 31, 2020	$1,157
Adjustment for reversal of AOCI adjustments	28
Adjustment for cumulative effect of adoption of LDTI	—
Balance, January 1, 2021	$1,185

Market risk benefits

For market risk benefits, the net transition adjustment relates to the measurement of some guaranteed benefit features at fair value that were previously measured using an insurance accrual model. The measurement of these features at fair value includes use of generally lower discount rates and lower assumed future fund performance relative to their previous measurement, as well as inclusion of risk margins, all of which lead to a generally higher fair value balance relative to the carrying value prior to transition to LDTI.

The transition adjustment to AOCI for market risk benefits relates to the effect of changes in the non-performance risk between the contract issuance date and the transition date. The remaining difference between the carrying value under the insurance accrual model prior to transition to LDTI and the fair value measured at transition was recorded as an adjustment to retained earnings as of the transition date.

The following table presents the impact of the adoption of LDTI, as of the transition date, on market risk benefits, net (in millions):

	Variable	Other
	Annuities	Product Lines	Total
Balance, December 31, 2020 - Carrying amount of MRBs under prior guidance	$7,306	$74	$7,380
Adjustment for reversal of AOCI adjustments	(27)	(48)	(75)
Cumulative effect of the changes in non-performance risk between the original contract issuance date and the transition date	(743)	(6)	(749)
Remaining cumulative difference (exclusive of non-performance risk change) between 12/31/20 carrying amount and fair value measurement for the MRBs	3,372	72	3,444
Balance, January 1, 2021 - Market risk benefits, net at fair value	$9,908	$92	$10,000

Deferred acquisition costs

For deferred acquisition costs, at transition to LDTI, the Company removed shadow adjustments previously recorded in AOCI for the impact of unrealized gains and losses that were included in the estimated gross profit amortization calculation prior to the adoption of LDTI.

The following table presents the impact of the adoption of LDTI, as of the transition date, on deferred acquisition costs (in millions):

	Variable	Other
	Annuities	Product Lines	Total
Balance, December 31, 2020 - Deferred acquisition costs	$13,725	$171	$13,896
Adjustment for reversal of AOCI adjustments	151	(11)	140
Balance, January 1, 2021 - Deferred acquisition costs	$13,876	$160	$14,036

Reinsurance recoverable

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The following table presents the impact of the adoption of LDTI, as of the transition date, on reinsurance recoverable (in millions) :

Total
Balance, December 31, 2020	$35,311
Reclass of carrying amount of MRBs under prior guidance	(408)
Adjustment for loss contracts under the modified retrospective approach	—
Effect of remeasurement of liability at current discount rate	253
Balance, January 1, 2021	$35,156

The following table presents the impact of the adoption of LDTI, as of the transition date, on reinsurance recoverable on market risk benefits at fair value (in millions):

	Variable	Other
	Annuities	Product Lines	Total
Balance, December 31, 2020 - Carrying amount of MRBs under prior guidance	$340	$68	$408
Adjustment for reversal of AOCI adjustments	—	(47)	(47)
Cumulative difference between 12/31/2020 carrying amount and fair value measurement for the MRBs	28	83	111
Balance, January 1, 2021 - Reinsurance recoverable on market risk benefits at fair value	$368	$104	$472

The adoption of the standard resulted in increases in net income of $492 million and $235 million for the years ended December 31, 2022 and 2021, respectively, and also resulted in an increase (decrease) in total shareholder's equity of $233 million and $(2,756) million for the years ended December 31, 2022 and 2021, respectively.

The following tables present amounts previously reported in the Consolidated Balance Sheets as of December 31, 2022 and 2021, to reflect the effect of the change due to the adoption of the standard, and the adjusted amounts as of December 31, 2022 and 2021 (in millions).

	As Previously
	Reported	Effect of	As of
	December 31, 2022	Changes	December 31, 2022
Assets
Deferred acquisition costs	$13,407	$(489)	$12,918
Reinsurance recoverable, net of allowance for credit losses	29,670	(594)	29,076
Reinsurance recoverable on market risk benefits, at fair value	—	221	221
Market risk benefit assets, at fair value	—	4,865	4,865
Deferred income taxes, net	315	(67)	248
Other assets	734	(3)	731
Total assets	$307,089	$3,933	$311,022

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$14,255	$(1,955)	$12,300
Other contract holder funds	57,986	(6)	57,980
Market risk benefit liabilities, at fair value	—	5,662	5,662
Other liabilities	1,668	(1)	1,667
Total liabilities	297,041	3,700	300,741

Equity
Accumulated other comprehensive income (loss), net of tax	(5,311)	2,111	(3,200)
Retained earnings	9,981	(1,878)	8,103
Total shareholder's equity	10,048	233	10,281
Total liabilities and equity	$307,089	$3,933	$311,022

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	As Previously
	Reported	Effect of	As of
	December 31, 2021	Changes	December 31, 2021
Assets
Investments:
Deferred acquisition costs	$14,246	$(727)	$13,519
Reinsurance recoverable, net of allowance for credit losses	33,169	(292)	32,877
Reinsurance recoverable on market risk benefits, at fair value	—	383	383
Market risk benefit assets, at fair value	—	1,664	1,664
Deferred income taxes, net	909	762	1,671
Other assets	652	4	656
Total assets	$372,120	$1,794	$373,914

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$18,654	$(3,477)	$15,177
Other contract holder funds	58,494	(5)	58,489
Market risk benefit liabilities, at fair value	—	8,033	8,033
Other liabilities	1,946	(1)	1,945
Total liabilities	360,084	4,550	364,634

Equity
Accumulated other comprehensive income (loss), net of tax	1,890	(386)	1,504
Retained earnings	4,168	(2,370)	1,798
Total shareholder's equity	12,036	(2,756)	9,280
Total liabilities and equity	$372,120	$1,794	$373,914

The following tables present amounts previously reported in the Consolidated Income Statements for the years ended December 31, 2022 and 2021, to reflect the effect of the change due to the adoption of the standard, and the adjusted amounts for the years ended December 31, 2022 and 2021 (in millions).

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2022	Changes	2022
Revenues
Total net gains (losses) on derivatives and investments	$3,856	$(4,688)	$(832)
Total revenues	14,440	(4,688)	9,752

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	2,263	(1,228)	1,035
(Gain) loss from updating future policy benefits cash flow assumptions, net	—	(36)	(36)
Market risk benefits (gains) losses, net	—	(3,536)	(3,536)
Interest credited on other contract holder funds, net of deferrals and amortization	855	4	859
Amortization of deferred acquisition costs	1,743	(518)	1,225
Total benefits and expenses	7,231	(5,314)	1,917
Pretax income (loss)	7,209	626	7,835
Income tax expense (benefit)	1,396	134	1,530
Net income (loss)	5,813	492	6,305

22

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2021	Changes	2021
Revenues
Total net gains (losses) on derivatives and investments	$(2,480)	$(2,887)	$(5,367)
Total revenues	8,869	(2,887)	5,982

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	949	(45)	904
(Gain) loss from updating future policy benefits cash flow assumptions, net	—	41	41
Market risk benefits (gains) losses, net	—	(3,966)	(3,966)
Interest credited on other contract holder funds, net of deferrals and amortization	827	(2)	825
Amortization of deferred acquisition costs	519	786	1,305
Total benefits and expenses	5,006	(3,186)	1,820
Pretax income (loss)	3,863	299	4,162
Income tax expense (benefit)	616	64	680
Net income (loss)	3,247	235	3,482

The following tables present amounts previously reported in Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2022 and 2021, to reflect the effect of the change due to the adoption of the standard, and the adjusted amounts for the years ended December 31, 2022 and 2021 (in millions).

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2022	Changes	2022

Net income (loss)	$5,813	$492	$6,305

Other comprehensive income (loss), net of tax:
Change in unrealized gains (losses) on securities with no credit impairment net of tax	(7,199)	(274)	(7,473)
Change in current discount rate related to reserve for future policy benefits, net of tax	—	1,303	1,303
Change in non-performance risk on market risk benefits, net of tax	—	1,468	1,468
Total other comprehensive income (loss)	(7,201)	2,497	(4,704)
Comprehensive income (loss)	$(1,388)	$2,989	$1,601

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2021	Changes	2021

Net income (loss)	$3,247	$235	$3,482

Other comprehensive income (loss), net of tax:
Change in unrealized gains (losses) on securities with no credit impairment net of tax	(2,073)	(60)	(2,133)
Change in current discount rate related to reserve for future policy benefits, net of tax	—	397	397
Change in non-performance risk on market risk benefits, net of tax	—	(332)	(332)
Total other comprehensive income (loss)	(2,070)	5	(2,065)
Comprehensive income (loss)	$1,177	$240	$1,417

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The adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of net cash flows provided by (used in) operating activities.

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2022	Changes	2022
Cash flows from operating activities:
Net income	$5,813	$492	$6,305
Adjustments to reconcile net income to net cash provided by operating activities:
Net losses (gains) on derivatives	(2,025)	4,688	2,663
Net (gain) loss on market risk benefits	—	(3,536)	(3,536)
(Gain) loss from updating future policy benefits cash flow assumptions, net	—	(36)	(36)
Interest credited on other contract holder funds, gross	855	4	859
Deferred income tax expense (benefit)	1,438	134	1,572
Change in deferred acquisition costs	1,119	(518)	601
Change in funds withheld, net of reinsurance	(402)	329	(73)
Change in other assets and liabilities, net	84	(1,557)	(1,473)
Total adjustments	1,069	(492)	577
Net cash provided by (used in) operating activities	$4,647	$—	$4,647

	As Previously
	Reported for the
	Year Ended		Year Ended
	December 31,	Effect of	December 31,
	2021	Changes	2021
Cash flows from operating activities:
Net income	$3,247	$235	$3,482
Adjustments to reconcile net income to net cash provided by operating activities:
Net losses (gains) on derivatives	2,640	2,887	5,527
Net (gain) loss on market risk benefits	—	(3,966)	(3,966)
(Gain) loss from updating future policy benefits cash flow assumptions, net	—	41	41
Interest credited on other contract holder funds, gross	827	(2)	825
Deferred income tax expense (benefit)	697	64	761
Change in deferred acquisition costs	(270)	787	517
Change in funds withheld, net of reinsurance	(757)	131	(626)
Change in other assets and liabilities, net	(993)	(177)	(1,170)
Total adjustments	2,144	(235)	1,909
Net cash provided by (used in) operating activities	$4,888	$—	$4,888

In addition, the following Notes to the Consolidated Financial Statements were recast for the adoption of LDTI: Note 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 15, 23, 24, 25 and Schedule III.

Changes in Accounting Principles – Issued but Not Yet Adopted

In March 2022, the FASB issued ASU 2022-02, “Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures.” The new guidance eliminates the accounting guidance for troubled debt restructurings by creditors, and instead requires an entity to evaluate whether a modification represents a new loan or a continuation of an existing loan. The amendments also enhance disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. New guidance for vintage disclosures requires that current-period gross write-offs be disclosed by year of origination for financing receivables and net investments in leases that fall within scope of the current expected credit loss model. The amendments in this update are effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Updates should be applied prospectively. However, an entity has the option to apply the modified retrospective method related to the recognition and measurements of troubled debt restructurings. The Company will adopt the standard effective January 1, 2023, and does not anticipate a material impact to the Consolidated Financial Statements upon adoption.

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3.    Segment Information

The Company has three reportable segments consisting of Retail Annuities, Institutional Products, and Closed Life and Annuity Block; plus, its Corporate and Other segment. These segments reflect how the Company’s chief operating decision maker views and manages the business. The following is a brief description of the Company’s reportable segments.

Retail Annuities

The Company’s Retail Annuities segment offers a variety of retirement income and savings products through its diverse suite of products, consisting primarily of variable annuities, fixed index annuities, fixed annuities, payout annuities, and registered index-linked annuities ("RILA"). These products are distributed through various wirehouses, insurance brokers and independent broker-dealers, as well as through banks and financial institutions, primarily to high net-worth investors and the mass and affluent markets.

The Company’s variable annuities represent an attractive option for retirees and soon-to-be retirees, providing access to equity market appreciation and add-on benefits, including guaranteed lifetime income. A fixed index annuity is designed for investors who desire principal protection with the opportunity to participate in capped upside investment returns linked to a reference market index. The Company also provides access to guaranteed lifetime income as an add-on benefit. A fixed annuity is a guaranteed product designed to build wealth without market exposure, through a crediting rate that is likely to be superior to interest rates offered from banks or money market funds. A RILA product offers customers exposure to market returns through market index-linked investment options, subject to a cap, and offers a variety of guarantees designed to modify or limit losses.

The financial results of the variable annuity business within the Company’s Retail Annuities segment are largely dependent on the performance of the contract holder account value, which impacts both the level of fees collected and the benefits paid to the contract holder. The financial results of the Company’s fixed annuities, including the fixed option on variable annuities, RILA and fixed index annuities, are largely dependent on the Company’s ability to earn a spread between earned investment rates on general account assets and the interest credited to contract holders.

Institutional Products

The Company’s Institutional Products consist of traditional Guaranteed Investment Contracts ("GICs"), funding agreements (including agreements issued in conjunction with the Company’s participation in the U.S. Federal Home Loan Bank ("FHLB") program) and medium-term note funding agreements. The Company’s GIC products are marketed to defined contribution pension and profit-sharing retirement plans. Funding agreements are marketed to institutional investors, including corporate cash accounts and securities lending funds, as well as money market funds, and are issued to the FHLB in connection with its program.

The financial results of the Company’s institutional products business are primarily dependent on the Company’s ability to earn a spread between earned investment rates on general account assets and the interest credited on GICs and funding agreements.

Closed Life and Annuity Blocks

The Company's Closed Life and Annuity Blocks segment is primarily composed of blocks of business that have been acquired since 2004. The segment includes various protection products, primarily whole life, universal life, variable universal life, and term life insurance products, as well as fixed, fixed index, and payout annuities. The Closed Life and Annuity Blocks segment also includes a block of group payout annuities that we assumed from John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York through reinsurance transactions in 2018 and 2019, respectively. The Company historically offered traditional and interest-sensitive life insurance products but discontinued new sales of life insurance products in 2012, as we believe opportunistically acquiring mature blocks of life insurance policies is a more efficient means of diversifying our in-force business than selling new life insurance products.

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The profitability of the Company’s Closed Life and Annuity Blocks segment is largely driven by its historical ability to appropriately price its products and purchase appropriately priced blocks of business, as realized through underwriting, expense and net gains (losses) on derivatives and investments, and the ability to earn an assumed rate of return on the assets supporting that business.

Corporate and Other

The Company’s Corporate and Other segment primarily consists of unallocated corporate income and expenses. The Corporate and Other segment also includes certain eliminations and consolidation adjustments.

Segment Performance Measurement

Segment operating revenues and pretax adjusted operating earnings are non-GAAP financial measures that management believes are critical to the evaluation of the financial performance of the Company’s segments. The Company uses the same accounting policies and procedures to measure segment pretax adjusted operating earnings as used in its reporting of consolidated net income. Its primary measure is pretax adjusted operating earnings, which is defined as net income recorded in accordance with U.S. GAAP, excluding certain items that may be highly variable from period to period due to accounting treatment under U.S. GAAP, or that are non-recurring in nature, as well as certain other revenues and expenses which are not considered to drive underlying performance. Operating revenues and pretax adjusted operating earnings should not be used as a substitute for revenues and net income as calculated in accordance with U.S. GAAP.

Pretax adjusted operating earnings equals net income adjusted to eliminate the impact of the following items:

1. Net Hedging Results: Comprised of: (i) fees attributed to guaranteed benefits; (ii) changes in the fair value of freestanding derivatives used to manage the risk associated with market risk benefits and other guaranteed benefit features; (iii) the movements in reserves, market risk benefits, guaranteed benefit features accounted for as embedded derivative instruments, and related claims and benefit payments; (iv) amortization of the balance of unamortized deferred acquisition costs at the date of transition to current accounting guidance on January 1, 2021 associated with items excluded from pretax adjusted operating earnings prior to transition; and (v) the impact on the valuation of Guaranteed Benefits and Net Hedging Results arising from changes in underlying actuarial assumptions. These items are excluded from pretax adjusted operating earnings as they may vary significantly from period to period due to near-term market conditions and therefore are not directly comparable or reflective of the underlying performance of our business. We believe this approach appropriately removes the impact to both revenue and related expenses associated with Guaranteed Benefits and Net Hedging Results and provides investors a better picture of the drivers of our underlying performance.

2. Net Realized Investment Gains and Losses: Comprised of: (i) realized investment gains and losses associated with the periodic sales or disposals of securities, excluding those held within our trading portfolio; and (ii) impairments of securities, after adjustment for the non-credit component of the impairment charges. These items are excluded from pretax adjusted operating earnings as they may vary significantly from period to period due to near-term market conditions and therefore are not directly comparable or reflective of the underlying performance of our business. We believe this approach provides investors a better picture of the drivers of our underlying performance.

3. Change in Value of Funds Withheld Embedded Derivative and Net investment income on funds withheld assets: Comprised of: (i) the change in fair value of funds withheld embedded derivatives; and (ii) net investment income on funds withheld assets related to funds withheld reinsurance transactions. These items are excluded from pretax adjusted operating earnings as they are not reflective of the underlying performance of our business. We believe this approach provides investors a better picture of the drivers of our underlying performance.

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4. Other items : Comprised of: (i) the impact of investments that are consolidated in our financial statements due to U.S. GAAP accounting requirements, such as our investments in collateralized loan obligations ("CLOs"), but for which the consolidation effects are not consistent with our economic interest or exposure to those entities, and (ii) one-time or other non-recurring items, such as costs relating to our separation from Prudential. These items are excluded from pretax adjusted operating earnings as they are not reflective of the underlying performance of our business. We believe this approach provides investors a better picture of the drivers of our underlying performance.

5. Income taxe s.

Set forth in the tables below is certain information with respect to the Company’s segments, as described above (in millions, recast for the adoption of LDTI for 2022 and 2021):

For the Year Ended December 31, 2022	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$4,108	$474	$—	$—	$4,582
Premiums	10	111	—	—	121
Net investment income	394	706	312	55	1,467
Income (loss) on operating derivatives	17	31	(22)	14	40
Other income	42	35	—	7	84
Total Operating Revenues	4,571	1,357	290	76	6,294

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	63	706	—	—	769
Interest credited on other contract holder funds, net of deferrals and amortization	246	412	201	—	859
(Gain) loss from updating future policy benefits cash flow assumptions, net	(6)	(24)	—	—	(30)
Interest expense	32	—	5	—	37
Operating costs and other expenses, net of deferrals	2,174	129	5	25	2,333
Amortization of deferred acquisition costs	557	11	—	—	568
Total Operating Benefits and Expenses	3,066	1,234	211	25	4,536

Pretax Adjusted Operating Earnings	$1,505	$123	$79	$51	$1,758
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For the Year Ended December 31, 2021	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$4,636	$492	$—	$—	$5,128
Premiums	15	119	—	—	134
Net investment income	686	950	260	56	1,952
Income (loss) on operating derivatives	52	72	(3)	32	153
Other income	47	39	—	7	93
Total Operating Revenues	5,436	1,672	257	95	7,460

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	6	731	—	—	737
Interest credited on other contract holder funds, net of deferrals and amortization	218	419	188	—	825
(Gain) loss from updating future policy benefits cash flow assumptions, net	(8)	80	—	—	72
Interest expense	22	—	—	—	22
Operating costs and other expenses, net of deferrals	2,455	181	5	48	2,689
Amortization of deferred acquisition costs	556	12	—	—	568
Total Operating Benefits and Expenses	3,249	1,423	193	48	4,913

Pretax Adjusted Operating Earnings	$2,187	$249	$64	$47	$2,547

For the Year Ended December 31, 2020	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$3,806	$513	$—	$—	$4,319
Premiums	27	143	—	—	170
Net investment income	947	776	355	(34)	2,044
Income (loss) on operating derivatives	48	58	—	21	127
Other income	30	26	1	7	64
Total Operating Revenues	4,858	1,516	356	(6)	6,724

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	142	857	—	—	999
Interest credited on other contract holder funds, net of deferrals and amortization	469	436	250	—	1,155
Interest expense	28	—	16	—	44
Operating costs and other expenses, net of deferrals	2,172	190	5	36	2,403
Amortization of deferred acquisition costs	55	17	—	20	92
Total Operating Benefits and Expenses	2,866	1,500	271	56	4,693

Pretax Adjusted Operating Earnings	$1,992	$16	$85	$(62)	$2,031

Intersegment eliminations in the above tables are included in the Corporate and Other segment. These include the elimination of investment income between Retail Annuities and the Corporate and Other segment.

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The following table summarizes the reconciling items from the non-GAAP measure of operating revenues to the U.S. GAAP measure of total revenues attributable to the Company (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Total operating revenues	6,294	7,460	$6,724
Fees attributed to variable annuity benefit reserves	3,077	2,854	2,509
Net gains (losses) on derivatives and investments	(873)	(5,520)	(6,582)
Net investment income on funds withheld assets	1,254	1,188	792
Total revenues (1)	$9,752	$5,982	$3,443
(1) Substantially all the Company's revenues originated in the U.S. There were no individual customers that exceeded 10% of total revenues.

The following table summarizes the reconciling items from the non-GAAP measure of operating benefits and expenses to the U.S. GAAP measure of total benefits and expenses attributable to the Company (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Total operating benefits and expenses	4,536	4,913	$4,693
Net (gain) loss on market risk benefits	(3,536)	(3,966)	—
Benefits attributed to guaranteed benefit features	261	137	150
Amortization of DAC related to non-operating revenues and expenses	656	736	(1,253)
SOP 03-1 reserve movements	—	—	164
Athene reinsurance transaction	—	—	2,082
Total benefits and expenses	$1,917	$1,820	$5,836

The following table summarizes the reconciling items, net of deferred acquisition costs, from the non-GAAP measure of pretax adjusted operating earnings to the U.S. GAAP measure of net income attributable to the Company (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Pretax adjusted operating earnings	$1,758	$2,547	$2,031
Non-operating adjustments income (loss):
Fees attributable to guarantee benefit reserves	3,077	2,854	2,509
Net movement in freestanding derivatives	(2,743)	(5,675)	(4,661)
Market risk benefits gains (losses)	3,536	3,966	—
Net reserve and embedded derivative movements	(222)	(141)	(3,184)
Amortization of DAC associated with non-operating items	(655)	(736)	1,261
Assumption changes	—	—	128
Guaranteed benefits and net hedging results	2,993	268	(3,947)
Net realized investment gains (losses)	(356)	180	373
Net realized investment gains (losses) on funds withheld assets	2,186	(21)	440
Net investment income on funds withheld assets	1,254	1,188	792
Loss on funds withheld reinsurance transaction	—	—	(2,082)
Pretax income (loss)	7,835	4,162	(2,393)
Income tax expense (benefit)	1,530	680	(841)
Net income (loss)	$6,305	$3,482	$(1,552)

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The following table summarizes total assets by segment (in millions recast for the adoption of LDTI):

	December 31,
	2022	2021
Retail Annuities	$269,755	$328,227
Closed Life and Annuity Blocks	28,927	32,311
Institutional Products	10,175	10,712
Corporate and Other	2,165	2,664
Total Assets	$311,022	$373,914

4.    Investments

Investments are comprised primarily of fixed-income securities and loans, primarily publicly-traded corporate and government bonds, asset-backed securities and mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and institutional products on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Debt Securities

Debt securities consist primarily of bonds, notes, and asset-backed securities. Acquisition discounts and premiums on debt securities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities for which the Company might not recover substantially all of its recorded investment are accounted for on a prospective basis according to changes in the estimated future cash flows.

Debt securities are generally classified as available-for-sale and are carried at fair value. For debt securities in an unrealized loss position, for which the Company deems an impairment necessary, the amortized cost may be written down to fair value through net gains (losses) on derivatives and investments, or an allowance for credit loss (“ACL”) may be recorded along with a charge to net gains (losses) on derivatives and investments.

The following table sets forth the composition of the fair value of debt securities at December 31, 2022 and 2021, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. The Company uses the second lowest rating by an NRSRO when NRSRO ratings are not equivalent and, for purposes of the table, if not otherwise rated by a NRSRO, the NAIC rating of a security is converted to an equivalent NRSRO-style rating. At December 31, 2022 and 2021, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $32 million and $13 million, respectively.

	Percent of Total Debt Securities Carrying Value
	December 31,
Investment Rating	2022	2021
AAA	18.0%	15.0%
AA	8.8%	10.0%
A	31.5%	29.4%
BBB	38.4%	42.0%
Investment grade	96.7%	96.4%
BB	2.5%	2.8%
B and below	0.8%	0.8%
Below investment grade	3.3%	3.6%
Total debt securities	100.0%	100.0%

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At December 31, 2022, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 78% were investment grade, 2% were below investment grade and 20% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 21% of the aggregate gross unrealized losses on available-for-sale debt securities.

At December 31, 2021, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 76% were investment grade, 2% were below investment grade and 22% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 16% of the aggregate gross unrealized losses on available for sale debt securities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2022, the industries accounting for the largest percentage of unrealized losses included utility (16% of corporate gross unrealized losses) and healthcare (10%). The largest unrealized loss related to a single corporate obligor was $57 million at December 31, 2022.

As of December 31, 2021, the industries accounting for the largest percentage of unrealized losses included financial services (16% of corporate gross unrealized losses) and consumer goods (15%). The largest unrealized loss related to a single corporate obligor was $16 million at December 31, 2021.

At December 31, 2022 and 2021, the amortized cost, ACL, gross unrealized gains and losses, and fair value of debt securities, including securities carried at fair value under the fair value option, were as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2022	Cost (1)	Credit Loss	Gains	Losses	Value
U.S. government securities	$5,731	$—	$1	$1,008	$4,724
Other government securities	1,719	2	2	251	1,468
Public utilities	5,833	—	26	692	5,167
Corporate securities	26,532	15	59	3,671	22,905
Residential mortgage-backed	498	6	19	59	452
Commercial mortgage-backed	1,813	—	—	182	1,631
Other asset-backed securities	6,231	—	8	514	5,725
Total debt securities	$48,357	$23	$115	$6,377	$42,072

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost (1)	Credit Loss	Gains	Losses	Value
U.S. government securities	$4,515	$—	$97	$301	$4,311
Other government securities	1,489	—	147	17	1,619
Public utilities	6,016	—	669	25	6,660
Corporate securities	27,817	—	1,673	236	29,254
Residential mortgage-backed	514	2	45	3	554
Commercial mortgage-backed	1,960	—	75	6	2,029
Other asset-backed securities	6,985	7	71	23	7,026
Total debt securities	$49,296	$9	$2,777	$611	$51,453

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

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The amortized cost, ACL, gross unrealized gains and losses, and fair value of debt securities at December 31, 2022, by contractual maturity, are shown below (in millions). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
	Cost (1)	Credit Loss	Gains	Losses	Value
Due in 1 year or less	$1,994	$—	$1	$7	$1,988
Due after 1 year through 5 years	8,739	3	14	431	8,319
Due after 5 years through 10 years	12,212	11	26	1,515	10,712
Due after 10 years through 20 years	9,144	3	46	1,655	7,532
Due after 20 years	7,726	—	1	2,014	5,713
Residential mortgage-backed	498	6	19	59	452
Commercial mortgage-backed	1,813	—	—	182	1,631
Other asset-backed securities	6,231	—	8	514	5,725
Total	$48,357	$23	$115	$6,377	$42,072
(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

As required by law in various states in which business is conducted, securities with a carrying value of $90 million and $116 million at December 31, 2022 and 2021, respectively, were on deposit with regulatory authorities.

Residential mortgage-backed securities (“RMBS”) include certain RMBS that are collateralized by residential mortgage loans and are neither expressly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2022	Cost (1)	Credit Loss	Gains	Losses	Value
Prime	$205	$4	$2	$30	$173
Alt-A	84	2	7	10	79
Subprime	27	—	10	1	36
Total non-agency RMBS	$316	$6	$19	$41	$288

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost (1)	Credit Loss	Gains	Losses	Value
Prime	$227	$1	$10	$2	$234
Alt-A	94	1	21	—	114
Subprime	39	—	13	—	52
Total non-agency RMBS	$360	$2	$44	$2	$400

(1) Amortized cost, apart from carrying value for securities carried at fair value under the fair value option.

The Company defines its exposure to non-agency residential mortgage loans as follows:

• Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.
• Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.
• Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 660 or lower.

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The following tables summarize the amount of gross unrealized losses, fair value and the number of securities aggregated by investment category and length of time that individual debt securities have been in a continuous loss position (dollars in millions):

	December 31, 2022			December 31, 2021
	Less than 12 months			Less than 12 months
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$339	$2,664	38	$2	$107	16
Other government securities	174	1,258	143	17	252	23
Public utilities	507	4,265	488	18	712	92
Corporate securities	2,072	16,936	2,307	178	6,266	722
Residential mortgage-backed	43	278	195	3	174	109
Commercial mortgage-backed	136	1,414	177	5	314	37
Other asset-backed securities	291	3,531	421	22	3,250	338
Total temporarily impaired securities	$3,562	$30,346	3,769	$245	$11,075	1,337

	12 months or longer			12 months or longer
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$669	$1,386	6	$299	$3,190	7
Other government securities	77	177	23	—	4	2
Public utilities	185	513	86	7	99	8
Corporate securities	1,599	4,549	637	58	661	69
Residential mortgage-backed	16	81	94	—	11	12
Commercial mortgage-backed	46	192	31	1	30	3
Other asset-backed securities	223	1,577	174	1	11	3
Total temporarily impaired securities	$2,815	$8,475	1,051	$366	$4,006	104

	Total			Total
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$1,008	$4,050	40	$301	$3,297	21
Other government securities	251	1,435	162	17	256	25
Public utilities	692	4,778	559	25	811	97
Corporate securities (1)	3,671	21,485	2,786	236	6,927	770
Residential mortgage-backed	59	359	289	3	185	121
Commercial mortgage-backed	182	1,606	206	6	344	39
Other asset-backed securities	514	5,108	584	23	3,261	341
Total temporarily impaired securities	$6,377	$38,821	4,626	$611	$15,081	1,414
(1) Certain securities contain multiple lots and fit the criteria of both aging groups.
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Debt securities in an unrealized loss position as of December 31, 2022 did not require an impairment recognized in earnings as (i) the Company did not intend to sell these debt securities, (ii) it is not more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis, and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation, the Company believes it has the ability to generate adequate amounts of cash from normal operations to meet cash requirements with a reasonable margin of safety without requiring the sale of impaired securities.

As of December 31, 2022, unrealized losses associated with debt securities are primarily due to widening credit spreads or rising risk-free rates since purchase. The Company performed a detailed analysis of the financial performance of the underlying issues in an unrealized loss position and determined that recovery of the entire amortized cost of each impaired security is expected. In addition, mortgage-backed and asset-backed securities were assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities, and prepayment rates. The Company estimated losses for a security by forecasting performance in the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. The forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, and other independent market data. Based upon this assessment of the expected credit losses of the security given the performance of the underlying collateral compared to subordination or other credit enhancement, the Company expects to recover the entire amortized cost of each impaired security.

Evaluation of Available-for-Sale Debt Securities for Credit Loss

For debt securities in an unrealized loss position, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through net gains (losses) on derivatives and investments as an impairment.

Debt securities in an unrealized loss position for which the Company does not have the intent to sell or is not more likely than not to sell the security before recovery to amortized cost are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors, which includes estimates about the operations of the issuer and future earnings potential.

The credit loss evaluation may consider the following: the extent to which the fair value is below amortized cost; changes in ratings of the security; whether a significant covenant related to the security has been breached; whether an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness; judgments about an obligor’s current and projected financial position; an issuer’s current and projected ability to service and repay its debt obligations; the existence of, and realizable value of, any collateral backing the obligations; and the macro-economic and micro-economic outlooks for specific industries and issuers.

In addition to the above, the credit loss review of investments in asset-backed securities includes the review of future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

For mortgage-backed securities, credit losses are assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment timing, default rates and loss severity. Specifically, for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans.

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These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to net gains (losses) on derivatives and investments, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

The allowance for credit loss for specific debt securities may be increased or reversed in subsequent periods due to changes in the assessment of the present value of cash flows that are expected to be collected. Any changes to the allowance for credit loss is recorded as a provision for (or reversal of) credit loss expense in net gains (losses) on derivatives and investments.

When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of debt securities. Accrued interest receivables that are determined to be uncollectible are written off with a corresponding reduction to net investment income. Accrued interest of nil was written off during the years ended December 31, 2022 and 2021.

The roll-forward of the allowance for credit loss for available-for-sale securities by sector is as follows (in millions):

December 31, 2022	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance at January 1, 2022	$—	$—	$—	$—	$2	$—	$7	$9
Additions for which credit loss was not previously recorded	—	6	1	43	4	—	—	54
Changes for securities with previously recorded credit loss	—	—	(1)	(10)	—	—	(7)	(18)
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	(4)	—	(1)	—	—	—	(5)
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	(17)	—	—	—	(17)
Balance at December 31, 2022 (2)	$—	$2	$—	$15	$6	$—	$—	$23

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December 31, 2021	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance at January 1, 2021	$—	$—	$—	$—	$—	$—	$14	$14
Additions for which credit loss was not previously recorded	—	—	—	—	2	—	—	2
Changes for securities with previously recorded credit loss	—	—	—	—	—	—	9	9
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	—	—	—	—	—	(16)	(16)
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	—	—	—	—	—
Balance at December 31, 2021 (2)	$—	$—	$—	$—	$2	$—	$7	$9

(1) Represents purchased credit-deteriorated ("PCD") fixed maturity available-for-sale securities.
(2) Accrued interest receivable on debt securities totaled $395 million and $373 million as of December 31, 2022 and 2021, respectively, and was excluded from the determination of credit losses for the years ended December 31, 2022 and 2021.

Net Investment Income

The sources of net investment income were as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Debt securities (1)	$1,108	$1,063	$1,579
Equity securities	(25)	8	(4)
Mortgage loans	284	319	365
Policy loans	70	73	79
Limited partnerships	74	559	105
Other investment income	44	14	14
Total investment income excluding funds withheld assets	1,555	2,036	2,138
Investment expenses	(89)	(84)	(94)
Net investment income excluding funds withheld assets	1,466	1,952	2,044

Net investment income on funds withheld assets (see Note 8)	1,254	1,188	792
Net investment income	$2,720	$3,140	$2,836
(1) Includes unrealized gains and losses on securities for which the Company elected the fair value option.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Unrealized gains (losses) included in investment income that were recognized on equity securities held were $(65) million, $2 million and $(2) million, for the years ended December 31, 2022, 2021 and 2020, respectively.

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Net Gains (Losses) on Derivatives and Investments

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The following table summarizes net gains (losses) on derivatives and investments (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Available-for-sale securities
Realized gains on sale	$41	$168	$772
Realized losses on sale	(425)	(88)	(195)
Credit loss income (expense)	(5)	(10)	(14)
Gross impairments	—	—	(27)
Credit loss income (expense) on mortgage loans	(16)	62	(61)
Other (1)	50	49	(102)
Net gains (losses) excluding derivatives and funds withheld assets	(355)	181	373
Net gains (losses) on derivative instruments (see Note 5)	(2,663)	(5,527)	(7,267)
Net gains (losses) on derivatives and investments	(3,018)	(5,346)	(6,894)

Net gains (losses) on funds withheld reinsurance treaties (see Note 8)	2,186	(21)	440
Total net gains (losses) on derivatives and investments	$(832)	$(5,367)	$(6,454)

(1) Includes the foreign currency gain or loss related to foreign denominated trust instruments supporting funding agreements.
Net gains (losses) on funds withheld reinsurance treaties represents income (loss) from the sale of investments held in segregated funds withheld accounts in support of reinsurance agreements for which Jackson retains legal ownership of the underlying investments. These gains (losses) are increased or decreased by changes in the embedded derivative liability related to the Athene Reinsurance Agreement. The gains (losses) also include (i) changes in the related funds withheld payable, as all economic performance of the investments held in the segregated funds withheld accounts inure to the benefit of the reinsurers under the respective reinsurance agreements with each reinsurer, and (ii) amortization of the difference between book value and fair value of the investments as of the effective date of the reinsurance agreements with each reinsurer.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2022, 2021 and 2020 was $5,359 million, $2,600 million and $7,608 million, which was approximately 93%, 95% and 97% of book value, respectively.

Proceeds from sales of available-for-sale debt securities were $7,959 million, $9,600 million, and $25,533 million during the years ended December 31, 2022, 2021 and 2020, respectively.

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the Consolidated Financial Statements, unrealized losses currently reported in accumulated other comprehensive income (loss) may be recognized in the Consolidated Income Statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

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Unconsolidated VIEs

The Company invests in certain LPs and LLCs that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs as it does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In addition, the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities. Therefore, the Company does not consolidate these VIEs and the carrying amounts of the Company’s investments in these LPs and LLCs are recognized in other invested assets on the Consolidated Balance Sheets. Unfunded capital commitments for these investments are detailed in Note 16 of the Notes to Consolidated Financial Statements. The Company’s exposure to loss is limited to the capital invested and unfunded capital commitments related to the LPs/LLCs, which was $3,098 million and $3,347 million as of December 31, 2022 and 2021, respectively. The capital invested in an LP or LLC equals the original capital contributed, increased for additional capital contributed after the initial investment, and reduced for any returns of capital from the LP or LLC. LPs and LLCs are carried at fair value.

The Company invests in certain mutual funds that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs. Mutual funds for which the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities are recognized in equity securities on the Consolidated Balance Sheets and were $121 million and $139 million as of December 31, 2022 and 2021, respectively. The Company’s maximum exposure to loss on these mutual funds is limited to the amortized cost for these investments.

The Company makes investments in structured debt securities issued by VIEs for which it is not the manager. These structured debt securities include RMBS, Commercial Mortgage-Backed Securities ("CMBS"), and asset-backed securities ("ABS"). The Company does not consolidate the securitization trusts utilized in these transactions because it does not have the power to direct the activities that most significantly impact the economic performance of these securitization trusts. The Company does not consider its continuing involvement with these VIEs to be significant because it either invests in securities issued by the VIE and was not involved in the design of the VIE or no transfers have occurred between the Company and the VIE. The Company’s maximum exposure to loss on these structured debt securities is limited to the amortized cost of these investments. The Company does not have any further contractual obligations to the VIE. The Company recognizes the variable interest in these VIEs at fair value on the Consolidated Balance Sheets.

Commercial and Residential Mortgage Loans

Commercial and residential mortgage loans are generally carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, or ACL. Acquisition discounts and premiums on mortgage loans are amortized into investment income through maturity dates using the effective interest method. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Interest income and amortization of premiums and discounts are reported in net investment income along with prepayment fees and mortgage loan fees, which are recorded as incurred.

Commercial mortgage loans of $10.2 billion and $10.5 billion at December 31, 2022 and 2021, respectively, are reported net of an allowance for credit losses of $91 million and $85 million at each date, respectively. At December 31, 2022, commercial mortgage loans were collateralized by properties located in 38 states, the District of Columbia, and Europe. Accrued interest receivable on commercial mortgage loans was $39 million and $32 million at December 31, 2022 and 2021, respectively.

Residential mortgage loans of $1,308 million and $939 million at December 31, 2022 and 2021, respectively, are reported net of an allowance for credit losses of $4 million and $9 million at each date, respectively. Loans were collateralized by properties located in 50 states, the District of Columbia, Mexico, and Europe. Accrued interest receivable on residential mortgage loans was $9 million and $13 million at December 31, 2022 and 2021, respectively.

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Mortgage Loan Concessions

In response to the adverse economic impact of the COVID-19 pandemic, the Company granted concessions to certain of its commercial mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act of 2021, and the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (Revised) not to account for or report qualifying concessions as troubled debt restructurings and does not classify such loans as past due during the payment deferral period. Additionally, in accordance with the FASB’s published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. For some commercial mortgage loan borrowers (principally in the hotel and retail sectors), the Company granted concessions that were primarily interest and/or principal payment deferrals generally ranging from 6 to 14 months and, to a much lesser extent, maturity date extensions. Repayment periods are generally within one year but may extend until maturity date. Deferred commercial mortgage loan interest and principal payments were $10 million at December 31, 2022. The concessions granted had no impact on the Company’s results of operations or financial position as the Company has not granted concessions that would have been disclosed and accounted for as troubled debt restructurings.

Evaluation for Credit Losses on Mortgage Loans

The Company reviews mortgage loans that are not carried at fair value under the fair value option on a quarterly basis to estimate the ACL with changes in the ACL recorded in net gains (losses) on derivatives and investments. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level for mortgage loans. The model forecasts net operating income and property values for the economic scenario selected. The debt service coverage ratios (“DSCR”) and loan to values (“LTV”) are calculated over the forecastable period by comparing the projected net operating income and property valuations to the loan payment and principal amounts of each loan. The model utilizes historical mortgage loan performance based on DSCRs and LTV to derive probability of default and expected losses based on the economic scenario that is similar to the Company’s expectations of economic factors such as unemployment, gross domestic product growth, and interest rates. The Company determined the forecastable period to be reasonable and supportable for a period of two years beyond the end of the reporting period. Over the following one-year period, the model reverts to the historical performance of the portfolio for the remainder of the contractual term of the loans. In cases where the Company does not have an appropriate length of historical performance, the relevant historical rate from an index or the lifetime expected credit loss calculated from the model may be used.

Unfunded commitments are included in the model and an ACL is determined accordingly. Credit loss estimates are pooled by property type and the Company does not include accrued interest in the determination of ACL.

For individual loans or for types of loans for which the third-party model is deemed not suitable, the Company utilizes relevant current market data, industry data, and publicly available historical loss rates to calculate an estimate of the lifetime expected credit loss.

Mortgage loans on real estate deemed uncollectible are charged against the ACL, and subsequent recoveries, if any, are credited to the ACL, limited to the aggregate of amounts previously charged-off and expected to be charged-off. Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets.

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The following table provides a summary of the allowance for credit losses in the Company’s mortgage loan portfolios (in millions):

December 31, 2022	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at January 1, 2022	$19	$9	$28	$17	$12	$9	$94
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD mortgage loans	—	—	—	—	—	—	—
Provision (release)	(1)	11	(13)	5	4	(5)	1
Balance at December 31, 2022 (1)	$18	$20	$15	$22	$16	$4	$95

December 31, 2021	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at January 1, 2021	$58	$34	$25	$24	$24	$14	$179
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD mortgage loans	—	—	—	—	—	—	—
Provision (release)	(39)	(25)	3	(7)	(12)	(5)	(85)
Balance at December 31, 2021 (1)	$19	$9	$28	$17	$12	$9	$94

(1) Accrued interest receivable totaled $48 million and $44 million as of December 31, 2022 and 2021, respectively, and was excluded from the determination of credit losses.
Accrued interest receivables are presented separate from the amortized cost of mortgage loans. An ACL is not estimated on an accrued interest receivable, rather receivable balances that are deemed uncollectible are written off with a corresponding reduction to net investment income.

The Company’s mortgage loans that are current and in good standing are accruing interest. Interest is not accrued on loans greater than 90 days delinquent and in process of foreclosure, when deemed uncollectible. Delinquency status is determined from the date of the first missed contractual payment.

At December 31, 2022, there was $15 million of recorded investment, $16 million of unpaid principal balance, no related loan allowance, $18 million of average recorded investment, and no investment income recognized on impaired residential mortgage loans. At December 31, 2021, there was $6 million of recorded investment, $7 million of unpaid principal balance, no related loan allowance, $2 million of average recorded investment, and no investment income recognized on impaired residential mortgage loans.

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The following tables provide information about the credit quality and vintage year of mortgage loans (in millions):

	December 31, 2022
	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
Commercial mortgage loans
Loan to value ratios:
Less than 70%	$771	$1,266	$1,171	$1,473	$1,480	$3,421	$4	$9,586	94%
70% - 80%	125	190	32	13	5	59	—	424	4%
80% - 100%	—	152	—	—	5	40	—	197	2%
Greater than 100%	—	—	—	25	—	9	—	34	—%
Total commercial mortgage loans	896	1,608	1,203	1,511	1,490	3,529	4	10,241	100%

Debt service coverage ratios:
Greater than 1.20x	694	1,092	955	1,387	1,324	3,211	4	8,667	85%
1.00x - 1.20x	202	372	106	83	34	172	—	969	9%
Less than 1.00x	—	144	142	41	132	146	—	605	6%
Total commercial mortgage loans	896	1,608	1,203	1,511	1,490	3,529	4	10,241	100%

Residential mortgage loans
Performing	413	308	49	37	14	409	—	1,230	94%
Nonperforming	6	11	8	6	7	40	—	78	6%
Total residential mortgage loans	419	319	57	43	21	449	—	1,308	100%

Total mortgage loans	$1,315	$1,927	$1,260	$1,554	$1,511	$3,978	$4	$11,549	100%

	December 31, 2021
	2021	2020	2019	2018	2017	Prior	Revolving Loans	Total	% of Total
Commercial mortgage loans
Loan to value ratios:
Less than 70%	$1,270	$1,346	$1,592	$1,599	$1,305	$2,703	$4	$9,819	93%
70% - 80%	345	35	—	52	85	153	—	670	6%
80% - 100%	—	—	39	5	—	—	—	44	—%
Greater than 100%	—	—	—	—	—	10	—	10	—%
Total commercial mortgage loans	1,615	1,381	1,631	1,656	1,390	2,866	4	10,543	100%

Debt service coverage ratios:
Greater than 1.20x	796	974	1,532	1,293	1,257	2,609	4	8,465	80%
1.00x - 1.20x	651	329	81	90	11	68	—	1,230	12%
Less than 1.00x	168	78	18	273	122	189	—	848	8%
Total commercial mortgage loans	1,615	1,381	1,631	1,656	1,390	2,866	4	10,543	100%

Residential mortgage loans
Performing	268	22	18	16	7	396	—	727	77%
Nonperforming	4	44	22	19	23	100	—	212	23%
Total residential mortgage loans	272	66	40	35	30	496	—	939	100%

Total mortgage loans	$1,887	$1,447	$1,671	$1,691	$1,420	$3,362	$4	$11,482	100%

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	December 31, 2022
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,558	$—	$—	$—	$3,558
Hotel	1,015	—	—	—	1,015
Office	1,795	—	—	—	1,795
Retail	2,085	—	—	—	2,085
Warehouse	1,788	—	—	—	1,788
Total commercial	10,241	—	—	—	10,241
Residential (2)	1,230	—	63	15	1,308
Total	$11,471	$—	$63	$15	$11,549

	December 31, 2021
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,755	$—	$—	$—	$3,755
Hotel	1,054	—	—	—	1,054
Office	1,889	—	—	—	1,889
Retail	2,104	—	—	—	2,104
Warehouse	1,741	—	—	—	1,741
Total commercial	10,543	—	—	—	10,543
Residential (2)	727	—	206	6	939
Total	$11,270	$—	$206	$6	$11,482
(1)     At December 31, 2022 and 2021, includes mezzanine loans of $410 million and $278 million in the Apartment category, $41 million and $75 million in the Hotel category, $236 million and $252 million in the Office category, $43 million and $27 million in the Retail category, and $140 million and $26 million in the Warehouse category, respectively.
(2)     At December 31, 2022 and 2021, includes $41 million and $202 million of loans purchased when the loans were greater than 90 days delinquent and $12 million and $5 million of loans in process of foreclosure are supported with insurance or other guarantees provided by various governmental programs, respectively.

As of December 31, 2022 and 2021, there were no commercial mortgage loans involved in troubled debt restructuring, and stressed mortgage loans for which the Company is dependent, or expects to be dependent, on the underlying property to satisfy repayment were $3 million and nil, respectively.

Equity Securities

Equity securities include common stocks, preferred stocks and mutual funds. All equity securities are carried at fair value with changes in value included in net investment income.

Policy Loans

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. At December 31, 2022 and 2021, $3.4 billion and $3.5 billion, respectively, of these loans were carried at fair value, which the Company believes is equal to unpaid principal balances, plus accrued investment income. At both December 31, 2022 and 2021, the Company had $1.0 billion of policy loans not held as collateral for reinsurance, which were carried at the unpaid principal balances.

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Other Invested Assets

Other invested assets primarily include investments in Federal Home Loan Bank capital stock, limited partnerships (“LPs”), and real estate. Federal Home Loan Bank capital stock is carried at cost and adjusted for any impairment. At December 31, 2022 and 2021, FHLB capital stock had carrying value of $146 million and $125 million, respectively. Real estate is carried at the lower of depreciated cost or fair value. At December 31, 2022 and 2021, real estate totaling $237 million and $243 million, included foreclosed properties with a book value of nil and $1 million, respectively. LPs are primarily carried at fair value or are carried at the proportion of the Company's investment in each fund (Net Asset Value ("NAV") equivalent) as a practical expedient for fair value, which are generally recorded on a three-month lag, with changes in value included in net investment income. At December 31, 2022 and 2021, investments in LPs had carrying values of $2,434 million and $2,252 million, respectively.

In June 2021, the Company entered into an arrangement to sell $420 million of LP investments, of which $236 million and $168 million were sold in the second and third quarter of 2021, respectively, and the remainder was sold in January 2022. The LPs sold were carried at estimated sales price.

Securities Lending

The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2022 and 2021, the estimated fair value of loaned securities was $32 million and $13 million, respectively. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral, calculated daily. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2022 and 2021, cash collateral received in the amount of $33 million and $14 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

Repurchase Agreements

The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the Consolidated Balance Sheets. As of December 31, 2022 and 2021, short-term borrowings under such agreements averaged $311 million and $1,548 million, with weighted average interest rates of 2.54% and 0.07%, respectively. At December 31, 2022 and 2021, the outstanding repurchase agreement balance was $1,012 million and $1,572 million, respectively, with remaining maturity within 30 days, and collateralized with U.S. Treasury notes and corporate securities, and was included within repurchase agreements and securities lending payable in the Consolidated Balance Sheets. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral. Interest expense totaled $8 million, $1 million and $1 million for the years ended December 31, 2022, 2021 and 2020, respectively. The highest level of short-term borrowings at any month end was $1,012 million and $2,349 million for the years ended December 31, 2022 and 2021, respectively.
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5.    Derivative Instruments

Freestanding Derivative Instruments

The Company enters into financial derivative transactions, including swaps, put swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows that the Company has acquired or incurred. The Company does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed. As a result, freestanding derivatives are carried at fair value on the balance sheet with settlements and changes in fair value recorded in net gains (losses) on derivatives and investments.

With respect to the Company’s interest rate swaps, total return swaps, and cross-currency swaps, the Company records the income related to periodic interest payment settlements within net gains (losses) on derivatives and investments. Although the Company does not account for these as cash flow hedges, the income from these settlements is considered operating income due to the cash settlement nature and is reported, as such, within the Company’s segment related disclosure within pretax adjusted operating earnings.

The Company manages the potential credit exposure for over-the-counter derivative contracts through evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance. There were no charges due to nonperformance by derivative counterparties in 2022, 2021 or 2020.

Embedded Derivatives—Product Liabilities

Certain product features, including the index-linked crediting option offered in connection with fixed index annuities and RILAs issued by the Company, are classified as embedded derivatives. These embedded derivatives are separated for accounting purposes and are carried at fair value. These embedded derivatives are reported within other contract holder funds in the Consolidated Balance Sheets consistent with the host contract. The results from changes in value of these embedded derivatives are reported in net gains (losses) on derivatives and investments in the Consolidated Income Statements.

See Note 10 of the Notes to Consolidated Financial Statements for additional information on the accounting policies for these embedded derivatives within fixed index and registered index-linked annuities.

Embedded Derivatives—Funds Withheld Reinsurance Agreements

The Company has recorded an embedded derivative liability related to the Athene Reinsurance Agreement (the “Athene Embedded Derivative”) in accordance with FASB ASC 815-15-55-107 and 108, “Derivatives and Hedging Case B: Reinsurer’s Receivable Arising from a Modified Coinsurance Arrangement,” as Jackson’s obligation under the Reinsurance Agreement is based on the total return of investments in a segregated funds withheld account rather than Jackson’s own creditworthiness. As the Reinsurance Agreement transfers the economics of the investments in the segregated funds withheld account to Athene, it will receive an investment return equivalent to owning the underlying assets. At inception of the Reinsurance Agreement, the Athene Embedded Derivative was valued at zero. Additionally, the inception fair value of the investments in the segregated funds withheld account differed from their book value and, accordingly, the amortization of this difference is reported in net gains (losses) on derivatives and investments in the Consolidated Income Statements, while the investments are held. Subsequent to the effective date of the Reinsurance Agreement, the Athene Embedded Derivative is measured at fair value with changes reported in net gains (losses) on derivatives and investments in the Consolidated Income Statements. The Athene Embedded Derivative Liability is included in funds withheld payable under reinsurance treaties in the Consolidated Balance Sheets. See “Athene Reinsurance” in Note 8 of the Notes to the Consolidated Financial Statements for additional information on the Athene Reinsurance Transaction.

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A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding and embedded derivative instruments are as follows (in millions, recast for the adoption of LDTI):

	December 31, 2022
	Contractual/	Assets	Liabilities	Net
	Notional	Fair	Fair	Fair Value
	Amount (1)	Value	Value	Asset
Freestanding derivatives
Cross-currency swaps	$1,825	$73	$104	$(31)
Equity index call options	17,500	106	—	106
Equity index futures (2)	19,760	—	—	—
Equity index put options	30,500	958	—	958
Interest rate swaps	7,728	5	231	(226)
Interest rate swaps - cleared (2)	1,500	—	—	—
Put-swaptions	25,000	—	1,711	(1,711)
Interest rate futures (2)	105,249	—	—	—
Total return swaps	739	31	—	31
Total freestanding derivatives	209,801	1,173	2,046	(873)
Embedded derivatives
Fixed index annuity embedded derivatives (3)	N/A	—	931	(931)
Registered index linked annuity embedded derivatives (3)	N/A	—	205	(205)
Total embedded derivatives	N/A	—	1,136	(1,136)
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	158	23	1	22
Cross-currency forwards	1,490	74	18	56
Funds withheld embedded derivative (4)	N/A	3,158	—	3,158
Total derivatives related to funds withheld under reinsurance treaties	1,648	3,255	19	3,236
Total	$211,449	$4,428	$3,201	$1,227

(1) The notional amount for swaps and swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

(2) Variation margin is considered settlement resulting in the netting of cash received/paid for variation margin against the fair value of the trades.
(3) Included within other contract holder funds on the Consolidated Balance Sheets. The non-performance risk adjustment is included in the balance above.
(4) Included within funds withheld payable under reinsurance treaties on the Consolidated Balance Sheets.

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	December 31, 2021
	Contractual/	Assets	Liabilities	Net
	Notional	Fair	Fair	Fair Value
	Amount (1)	Value	Value	Asset
Freestanding derivatives
Cross-currency swaps	$1,767	$55	$35	$20
Equity index call options	21,000	606	—	606
Equity index futures (2)	18,258	—	—	—
Equity index put options	27,500	150	—	150
Interest rate swaps	7,728	430	—	430
Interest rate swaps - cleared (2)	1,500	—	—	—
Put-swaptions	19,000	133	—	133
Interest rate futures (2)	894	—	—	—
Total freestanding derivatives	97,647	1,374	35	1,339
Embedded derivatives
Fixed index annuity embedded derivatives (3)	N/A	—	1,439	(1,439)
Registered index linked annuity embedded derivatives (3)	N/A	—	6	(6)
Total embedded derivatives	N/A	—	1,445	(1,445)
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	158	10	1	9
Cross-currency forwards	1,119	33	5	28
Funds withheld embedded derivative (4)	N/A	—	120	(120)
Total derivatives related to funds withheld under reinsurance treaties	1,277	43	126	(83)
Total	$98,924	$1,417	$1,606	$(189)

(1) The notional amount for swaps and swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

(2) Variation margin is considered settlement resulting in the netting of cash received/paid for variation margin against the fair value of the trades.
(3) Included within other contract holder funds on the Consolidated Balance Sheets. The non-performance risk adjustment is included in the balance above.
(4) Included within funds withheld payable under reinsurance treaties on the Consolidated Balance Sheets.

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The following table reflects the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Derivatives excluding funds withheld under reinsurance treaties
Cross-currency swaps	$(67)	$(36)	$74
Equity index call options	(1,830)	1,479	1,468
Equity index futures	3,005	(4,663)	(8,286)
Equity index put options	(244)	(1,202)	(218)
Interest rate swaps	(615)	(179)	578
Interest rate swaps - cleared	(201)	(64)	1
Put-swaptions	(1,832)	134	199
Interest rate futures	(924)	(990)	1,651
Total return swaps	5	—	—
Fixed index annuity embedded derivatives	3	(5)	30
Registered index linked annuity embedded derivatives	37	(1)	—
Variable annuity embedded derivatives	—	—	(2,764)
Total net gains (losses) on derivative instruments excluding derivative instruments related to funds withheld under reinsurance treaties	(2,663)	(5,527)	(7,267)
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	14	15	(5)
Cross-currency forwards	79	42	(19)
Treasury futures	—	—	(204)
Funds withheld embedded derivative	3,278	707	(827)
Total net gains (losses) on derivative instruments related to funds withheld under reinsurance treaties	3,371	764	(1,055)
Total net gains (losses) on derivative instruments including derivative instruments related to funds withheld under reinsurance treaties	$708	$(4,763)	$(8,322)

All of the Company’s trade agreements for freestanding, over-the-counter derivatives, contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2022 and 2021, the fair value of the Company’s net non-cleared, over-the-counter derivative assets by counterparty were $885 million and $1,376 million, respectively, and held collateral was $858 million and $1,576 million, respectively, related to these agreements. At December 31, 2022 and 2021, the fair value of the Company’s net non-cleared, over-the-counter derivative liabilities by counterparty were $1,680 million and nil, respectively, and provided collateral was $1,650 million and nil, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2022 and 2021, in aggregate, the Company would have had to disburse $30 million and $200 million, respectively, and would have been allowed to claim $27 million and nil, respectively.

Offsetting Assets and Liabilities

The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company recognizes amounts subject to master netting arrangements on a gross basis within the Consolidated Balance Sheets.

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The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in millions):

	December 31, 2022
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets
				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments (1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative
assets	$1,270	$—	$1,270	$385	$683	$157	$45
Financial Liabilities:
Freestanding derivative
liabilities	$2,065	$—	$2,065	$385	$—	$1,638	$42
Securities loaned	33	—	33	—	33	—	—
Repurchase agreements	1,012	—	1,012	—	—	1,012	—
Total financial liabilities	$3,110	$—	$3,110	$385	$33	$2,650	$42

(1) Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.
(2) Excludes initial margin amounts for exchange-traded derivatives.

	December 31, 2021
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets
				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments (1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative
assets	$1,417	$—	$1,417	$41	$817	$555	$4
Financial Liabilities:
Freestanding derivative
liabilities	$41	$—	$41	$41	$—	$—	$—
Securities loaned	14	—	14	—	14	—	—
Repurchase agreements	1,572	—	1,572	—	—	1,572	—
Total financial liabilities	$1,627	$—	$1,627	$41	$14	$1,572	$—

(1) Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.
(2) Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s Consolidated Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral. The actual amount of collateral may be greater than amounts presented in the tables. The above tables exclude net embedded derivative asset (liability) of $(1,136) million and $(1,445) million as of December 31, 2022 and 2021, respectively, as these derivatives are not subject to master netting arrangements. The above tables also exclude the funds withheld embedded derivative asset (liability) of $3,158 million and $(120) million at December 31, 2022 and 2021.

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6.     Fair Value Measurements

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange-traded equity securities and derivative instruments.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are model priced using observable inputs are classified within Level 2. Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivatives that are valued using unobservable inputs are included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

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The following table summarizes the fair value and carrying value of the Company’s financial instruments (in millions, recast for the adoption of LDTI):

	December 31, 2022			December 31, 2021
	Carrying Value	Fair Value		Carrying Value	Fair Value
Assets
Debt securities (1)	$42,072	$42,072		$51,453	$51,453
Equity securities	359	359		257	257
Mortgage loans	11,549	10,841		11,482	11,910
Limited partnerships	2,434	2,434		2,252	2,252
Policy loans (1)	4,376	4,376		4,474	4,474
Freestanding derivative instruments	1,270	1,270		1,417	1,417
Federal Home Loan Bank of Indianapolis ("FHLBI") capital stock	146	146		125	125
Cash and cash equivalents	3,934	3,934		1,799	1,799
Reinsurance recoverable on market risk benefits	221	221		383	383
Market risk benefit assets	4,865	4,865		1,664	1,664
Receivables from affiliates	179	179		197	197
Separate account assets	195,906	195,906		248,949	248,949

Liabilities
Annuity reserves (2)	37,143	32,212	—	37,529	45,836
Market risk benefit liabilities	5,662	5,662	—	8,033	8,033
Reserves for guaranteed investment contracts (3)	1,128	1,099		894	923
Trust instruments supported by funding agreements (3)	5,887	5,760		5,986	6,175
FHLB funding agreements (3)	2,004	2,104		1,950	1,938
Funds withheld payable under reinsurance treaties (1)	22,957	22,957		29,007	29,007
Long-term debt	470	492		494	563
Securities lending payable	33	33		14	14
Freestanding derivative instruments	2,065	2,065		41	41
Repurchase agreements	1,012	1,012		1,572	1,572
Separate account liabilities	195,906	195,906		248,949	248,949
(1) Includes items carried at fair value under the fair value option.
(2) Annuity reserves represent only the components of other contract holder funds and reserves for future policy benefits and claims payable that are considered to be financial instruments. The fair value amounts shown in the table for 2021 have been revised for an immaterial error related to the historical disclosure for annuity reserves not reported at fair value within the Fair Value Measurement note to the Consolidated Financial Statements. The prior period error did not impact the Consolidated Balance Sheets.
(3) Included as a component of other contract holder funds on the Consolidated Balance Sheets.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on a recurring basis reported in the following tables.

Debt and Equity Securities

The fair values for debt and equity securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

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As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs an analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include initial and ongoing review of third-party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value using internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2022 and 2021, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security. Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate. Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Limited Partnerships

Fair values for limited partnership interests, which are included in other invested assets, is generally determined using the proportion of the Company’s investment in the value of the net assets of each fund (“NAV equivalent”) as a practical expedient for fair value, and generally, are recorded on a three-month lag. No material adjustments were deemed necessary at December 31, 2022 and 2021.

The Company’s limited partnership interests are not redeemable, and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. In cases when the Company expects to sell the limited partnership interest, the estimated sales price is used to determine the fair value rather than the practical expedient. These limited partnership interests are classified as Level 2 in the fair value hierarchy.

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In cases when a limited partnership's financial statements are unavailable and a NAV equivalent is not available or practical, the fair value may be based on an internally developed model or provided by the general partner as determined using private transactions, information obtained from the primary co-investor or underlying company, or financial metrics provided by the lead sponsor. These investments are classified as Level 3 in the fair value hierarchy.

Policy Loans

Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value. The reinsurance related component of policy loans at fair value under the fair value option have been classified as Level 3 within the fair value hierarchy.

Freestanding Derivative Instruments

Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in net gains (losses) on derivatives and investments. Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges. Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, cross-currency forwards, credit default swaps, total return swaps, put-swaptions and certain equity index call and put options. These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Freestanding derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs.

Cash and Cash Equivalents

Cash and cash equivalents primarily include money market instruments and bank deposits. Cash equivalents also includes all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase. Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Funds Withheld Payable Under Reinsurance Treaties

The funds withheld payable under reinsurance treaties includes both the funds withheld payable which are held at fair value under the fair value option and the funds withheld embedded derivative liability. The fair value of the funds withheld payable which are held at fair value under the fair value option is equal to the fair value of the assets held as collateral, which primarily consists of policy loans using industry standard valuation techniques. The funds withheld embedded derivative liability is determined based upon a total return swap technique referencing the fair value of the investments held under the reinsurance contract and requires certain significant unobservable inputs. The funds withheld payable which are held at fair value under the fair value option and the funds withheld embedded derivative are considered Level 3 in the fair value hierarchy.

Receivables from Affiliates

The Company’s receivables from affiliates are set equal to the carrying value and are classified as Level 3.

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Separate Account Assets

Separate account assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2 assets.

Market Risk Benefits

Variable annuity contracts issued by the Company may include various guaranteed minimum death, withdrawal, income and accumulation benefits, which are classified as MRBs and measured at fair value. The Company discontinued offering guaranteed minimum interest benefits (“GMIB”) in 2009 and guaranteed minimum accumulation benefits (“GMAB”) in 2011.

Our MRB assets and MRB liabilities are reported separately on our Consolidated Balance Sheets. Increases to an asset or decreases to a liability are described as favorable changes to fair value. Changes in fair value are reported in Market risk benefits (gains) losses, net on the Consolidated Income Statements. However, the change in fair value related to our own non-performance risk is recognized as a component of other comprehensive income and is reported in Change in non-performance risk on market risk benefits, net of tax expense (benefit) on the Consolidated Statements of Comprehensive Income (Loss).

Variable annuity guaranteed benefit features classified as MRBs, which have explicit fees, are measured using the attributed fee method. Under the attributed fee method, fair value is measured as the difference between the present value of projected future liabilities and the present value of projected attributed fees. At the inception of the contract, the Company attributes to the MRB a portion of total fees expected to be assessed against the contract holder's account value to offset the projected claims over the lifetime of the contract. The attributed fee is expressed as a percentage of total projected future fees at inception of the contract. This percentage of total projected fees is considered a fixed term of the MRB feature and is held static over the life of the contract. This percentage may not exceed 100% of the total projected contract fees as of contract inception. As the Company may issue contracts that have projected future liabilities greater than the projected future guaranteed benefit fees at issue, the Company may also attribute mortality and expense charges when performing this calculation. The percentage of guaranteed benefit fees and the percentage of mortality and expense charges may not exceed 100% of the total projected fees as of contract inception. In subsequent valuations, both the present value of future projected liabilities and the present value of projected attributed fees are remeasured based on current market conditions and policyholder behavior assumptions.

The Company has ceded the guaranteed minimum income benefit (“GMIB”) features elected on certain annuity contracts to an unrelated party. The GMIBs ceded under this reinsurance treaty are classified as an MRB in their entirety. The reinsurance contract is measured at fair value and reported in Reinsurance recoverable on market risk benefits. Changes in fair value are recorded in market risk benefits (gains) losses, net. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for MRBs related to variable annuities, including the contract reinsuring GMIB features, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to fund returns, and discount rates, which includes an adjustment for non-performance risk. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

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At each valuation date, the fair value calculation reflects expected returns based on constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Non-performance risk is incorporated into the calculation through the adjustment of the risk-free rate curve based on spreads indicated by a blend of yields on similarly-rated peer debt and yields on Jackson Financial debt (adjusted to operating company levels). Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes this results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could likely be significantly different than this fair value.

See Note 12 of the Notes to Consolidated Financial Statements for more information regarding MRBs.

Fixed Index Annuities

The longevity riders issued on fixed index annuities are classified as MRBs and measured at fair value. Similar to the variable annuity guaranteed benefit features, these contracts have explicit fees and are measured using the attributed fee method. The Company attributes a percentage of total projected future fees expected to be assessed against the policyholder to offset the projected future claims over the lifetime of the contract. If the fees attributed are insufficient to offset the claims at issue, the shortfall is borrowed from the host contract rather than recognizing a loss at inception.

See Note 12 of the Notes to Consolidated Financial Statements for more information regarding MRBs.

The fair value of the index-linked crediting derivative feature embedded in fixed index annuities, included in Annuity Reserves in the above tables, is calculated using the closed form Black-Scholes Option Pricing model or Monte Carlo simulations, as appropriate for the type of option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

RILA

RILA guaranteed benefit features are classified as MRBs and measured at fair value. Unlike variable or fixed index annuities, RILA products do not have explicit fees and are measured using an option-based method. The fair value measurement represents the present value of future claims payable by the MRB feature. At inception, the value of the MRB is deducted from the value of the contract resulting in no gain or loss.

See Note 12 of the Notes to Consolidated Financial Statements for more information regarding MRBs.

The fair value of the index-linked crediting derivative feature embedded in RILAs, included in Annuity Reserves in the above table, is calculated using the closed form Black-Scholes Option Pricing model, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

Fair Value Option

The Company has elected the fair value option for certain funds withheld assets, which are held as collateral for reinsurance, totaling $4,160 million and $3,632 million at December 31, 2022 and 2021, respectively, as discussed above, and includes mortgage loans as discussed below.

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The Company elected the fair value option for certain mortgage loans held under the funds withheld reinsurance agreement with Athene. The fair value option was elected for these mortgage loans, purchased or funded after December 31, 2021, to mitigate inconsistency in earnings that would otherwise result between these mortgage loan assets and the funds withheld liability, including the associated embedded derivative, and are valued using third-party pricing services. Changes in fair value are reflected in net investment income on the Consolidated Income Statements.

The fair value and aggregate contractual principal for mortgage loans where the fair value option was elected after December 31, 2021, were as follows (in millions):

December 31,
2022
Fair value	$582
Aggregate contractual principal	591

As of December 31, 2022, no loans for which the fair value option was elected were in non-accrual status, and no loans were more than 90 days past due and still accruing interest.

Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s Consolidated Financial Statements.

55

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in millions, recast for the adoption of LDTI):

	December 31, 2022
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$4,724	$4,724	$—	$—
Other government securities	1,468	—	1,468	—
Public utilities	5,167	—	5,167	—
Corporate securities	22,905	—	22,905	—
Residential mortgage-backed	452	—	452	—
Commercial mortgage-backed	1,631	—	1,631	—
Other asset-backed securities	5,725	—	5,725	—
Equity securities	359	163	195	1
Mortgage loans	582	—	—	582
Limited partnerships (1)	14	—	—	14
Policy loans	3,419	—	—	3,419
Freestanding derivative instruments	1,270	—	1,270	—
Cash and cash equivalents	3,934	3,934	—	—
Reinsurance recoverable on market risk benefits	221	—	—	221
Market risk benefit assets	4,865	—	—	4,865
Separate account assets	195,906	—	195,906	—
Total	$252,642	$8,821	$234,719	$9,102

Liabilities
Embedded derivative liabilities (2)	$1,135	$—	$1,135	$—
Funds withheld payable under reinsurance treaties (3)	424	—	—	424
Freestanding derivative instruments	2,065	—	2,065	—
Market risk benefit liabilities	5,662	—	—	5,662
Total	$9,286	$—	$3,200	$6,086

(1) Excludes $2,420 million of limited partnership investments measured at NAV.

(2) Includes net embedded derivative liabilities of $205 million related to RILA and $931 million of fixed index annuities, both included in other contract holder funds on the Consolidated Balance Sheets.

(3) Includes the Athene Embedded Derivative asset of $3,158 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

56

	December 31, 2021
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$4,311	$4,311	$—	$—
Other government securities	1,619	—	1,619	—
Public utilities	6,660	—	6,660	—
Corporate securities	29,254	—	29,254	—
Residential mortgage-backed	554	—	554	—
Commercial mortgage-backed	2,029	—	2,029	—
Other asset-backed securities	7,026	—	7,026	—
Equity securities	257	212	43	2
Limited partnerships (1)	18	—	17	1
Policy loans	3,467	—	—	3,467
Freestanding derivative instruments	1,417	—	1,417	—
Cash and cash equivalents	1,799	1,799	—	—
Reinsurance recoverable on market risk benefits	383	—	—	383
Market risk benefit assets	1,664	—	—	1,664
Separate account assets	248,949	—	248,949	—
Total	$309,407	$6,322	$297,568	$5,517

Liabilities
Embedded derivative (assets) liabilities (2)	$1,445	$—	$1,445	$—
Funds withheld payable under reinsurance treaties (3)	3,759	—	—	3,759
Freestanding derivative instruments	41	—	41	—
Market risk benefit liabilities	8,033	—	—	8,033
Total	$13,278	$—	$1,486	$11,792

(1) Excludes $2,234 million of limited partnership investments measured at NAV.

(2) Includes net embedded derivative liabilities of $6 million related to RILA and $1,439 million of fixed index annuities, both included in other contract holder funds on the Consolidated Balance Sheets.

(3) Includes the Athene Embedded Derivative liability of $120 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

57

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source

The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in millions, recast for the adoption of LDTI):

	December 31, 2022
Assets	Total	Internal	External
Equity securities	$1	$1	$—
Mortgage loans	582	—	582
Limited partnerships	14	8	6
Policy loans	3,419	3,419	—
Reinsurance recoverable on market risk benefits	221	221	—
Market risk benefit assets	4,865	4,865	—
Total	$9,102	$8,514	$588

Liabilities
Funds withheld payable under reinsurance treaties (1)	$424	$424	$—
Market risk benefit liabilities	5,662	5,662	—
Total	$6,086	$6,086	$—

(1) Includes the Athene Embedded Derivative asset of $3,158 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

	December 31, 2021
Assets	Total	Internal	External
Equity securities	$2	$1	$1
Limited partnerships	1	1	—
Policy loans	3,467	3,467	—
Reinsurance recoverable on market risk benefits	383	383	—
Market risk benefit assets	1,664	1,664	—
Total	$5,517	$5,516	$1

Liabilities
Funds withheld payable under reinsurance treaties (1)	3,759	3,759	—
Market risk benefit liabilities	8,033	8,033	—
Total	$11,792	$11,792	$—

(1) Includes the Athene Embedded Derivative liability of $120 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.
External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

58

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities

The table below presents quantitative information on internally priced Level 3 assets and liabilities that use significant unobservable inputs (in millions, recast for the adoption of LDTI):

As of December 31, 2022
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
Reinsurance recoverable on market risk benefits	$221	Discounted cash flow	Mortality(1)	0.01% - 23.33%	Decrease
			Lapse(2)	2.97% - 8.10%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	47.50% - 52.50%	Increase
			Non-performance risk adjustment(5)	0.64% - 2.27%	Decrease
			Long-term Equity Volatility(6)	18.50% - 23.68%	Increase

Market risk benefit assets	$4,865	Discounted cash flow	Mortality(1)	0.01% - 23.33%	Decrease
			Lapse(2)	0.05% - 41.28%	Decrease
			Utilization(3)	0.00% - 100.00%	Increase
			Withdrawal(4)	11.25% - 100.00%	Increase
			Non-performance risk adjustment(5)	0.64% - 2.27%	Decrease
			Long-term Equity Volatility(6)	18.50% - 23.68%	Increase

Liabilities
Market risk benefit liabilities	$5,662	Discounted cash flow	Mortality(1)	0.01% - 23.33%	Decrease
			Lapse(2)	0.05% - 41.28%	Decrease
			Utilization(3)	0.00% - 100.00%	Increase
			Withdrawal(4)	11.25% - 100.00%	Increase
			Non-performance risk adjustment(5)	0.64% - 2.27%	Decrease
			Long-term Equity Volatility(6)	18.50% - 23.68%	Increase

(1)     Mortality rates vary by attained age, tax qualification status, guaranteed benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.
(2)      Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when benefits are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when guaranteed benefits are utilized.
(3)     The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and degree to which the guaranteed benefit is in-the-money.
(4)     The withdrawal rate represents the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount under the free partial withdrawal provision or the GMWB, as applicable. Free partial withdrawal rates vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.
(5)    Non-performance risk adjustment is applied as a spread over the risk-free rate to determine the rate used to discount the related cash flows and varies by projection year.
(6)    Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

59

As of December 31, 2021
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
Reinsurance recoverable on market risk benefits	$383	Discounted cash flow	Mortality(1)	0.01% - 23.42%	Decrease
			Lapse(2)	3.33% - 9.04%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	37.50% - 45.00%	Increase
			Non-performance risk adjustment(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase

Market risk benefit assets	$1,664	Discounted cash flow	Mortality(1)	0.01% - 23.42%	Decrease
			Lapse(2)	0.07% - 30.88%	Decrease
			Utilization(3)	0.00% - 100.00%	Increase
			Withdrawal(4)	11.25% - 100.00%	Increase
			Non-performance risk adjustment(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase

Liabilities
Market risk benefit liabilities	$8,033	Discounted cash flow	Mortality(1)	0.01% - 23.42%	Decrease
			Lapse(2)	0.07% - 30.88%	Decrease
			Utilization(3)	0.00% - 100.00%	Increase
			Withdrawal(4)	11.25% - 100.00%	Increase
			Non-performance risk adjustment(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase
(1)      Mortality rates vary by attained age, tax qualification status, guaranteed benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.
(2)       Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when benefits are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when guaranteed benefits are utilized.
(3)      The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and degree to which the guaranteed benefit is in-the-money.
(4)      The withdrawal rate represents the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount under the free partial withdrawal provision or the GMWB, as applicable. Free partial withdrawal rates vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.
(5)     Non-performance risk adjustment is applied as a spread over the risk-free rate to determine the rate used to discount the related cash flows and varies by projection year.
(6)     Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

60

Sensitivity to Changes in Unobservable Inputs

The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the tables above.

At December 31, 2022 and 2021, securities of $9 million and $2 million are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy, respectively. For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the tables above.

Policy loans that support funds withheld reinsurance agreements that are held at fair value under the fair value option on the Company’s Consolidated Balance Sheets are excluded from the tables above. These policy loans do not have a stated maturity and the balances, plus accrued investment income, are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans, which includes accrued investment income, approximates fair value and are classified as Level 3 within the fair value hierarchy.

The fair value of funds withheld payable under the Reassure America Life Insurance Company ("REALIC") reinsurance treaties, is determined based upon the fair value of the funds withheld investments held by the Company and is excluded from the tables above. The funds withheld payable under the Athene reinsurance treaty includes the Athene embedded derivative which is measured at fair value. The valuation of the embedded derivative utilizes a total return swap technique which incorporates the fair value of the invested assets supporting the reinsurance agreement as a component of the valuation. As a result, these valuations for the funds withheld payable under the REALIC reinsurance treaties and the Athene embedded derivative require certain significant inputs which are generally not observable and, accordingly, the valuation is considered Level 3 in the fair value hierarchy.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

The MRB asset and liability fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed fees (if applicable), over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

The tables below, recast for the adoption of LDTI, provide roll-forwards for the years ended December 31, 2022 and 2021 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the tables below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 may vary significantly from the total income effect of the hedged instruments.

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			Total Realized/Unrealized Gains (Losses) Included in
					Purchases,
		Fair Value			Sales,	Transfers	Fair Value
		as of		Other	Issuances	in and/or	as of
		January 1,	Net	Comprehensive	and	(out of)	December 31,
December 31, 2022		2022	Income	Income	Settlements	Level 3	2022
Assets
	Equity securities	2	(1)	—	—	—	1
	Mortgage loans	—	(7)	—	589	—	582
	Limited partnerships	1	(1)	—	—	14	14
	Reinsurance recoverable on market risk benefits	383	(162)	—	—	—	221
	Market risk benefit assets	1,664	3,201	—	—	—	4,865
	Policy loans	3,467	29	—	(77)	—	3,419

Liabilities
	Funds withheld payable under reinsurance treaties	$(3,759)	$3,249	$—	$86	$—	$(424)
	Market risk benefit liabilities	$(8,033)	$497	$1,874	$—	$—	$(5,662)

			Total Realized/Unrealized Gains (Losses) Included in
					Purchases,
		Fair Value			Sales,	Transfers	Fair Value
		as of		Other	Issuances	in and/or	as of
		January 1,	Net	Comprehensive	and	(out of)	December 31,
December 31, 2021		2021	Income	Income	Settlements	Level 3	2021
Assets
	Equity securities	$2	$—	$—	$—	$—	$2
	Limited partnerships	1	—	—	—	—	1
	Reinsurance recoverable on market risk benefits	472	(89)	—	—	—	383
	Market risk benefit assets	690	974	—	—	—	1,664
	Policy loans	3,454	(2)	—	15	—	3,467

Liabilities
	Funds withheld payable under reinsurance treaties	$(4,453)	$708	$—	$(14)	$—	$(3,759)
	Market risk benefit liabilities	(10,690)	3,081	(424)	—	—	(8,033)

62

The components of the amounts included in purchases, sales, issuances and settlements for the years ended December 31, 2022 and 2021 shown above are as follows (in millions):

December 31, 2022	Purchases	Sales	Issuances	Settlements	Total
Assets
Mortgage loans	$632	$(43)	$—	$—	$589
Policy loans	—	—	215	(292)	(77)
Total	$632	$(43)	$215	$(292)	$512

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(222)	$308	$86

December 31, 2021	Purchases	Sales	Issuances	Settlements	Total
Assets
Policy loans	$—	$—	$261	$(246)	$15

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(468)	$454	$(14)

In 2022 and 2021, there were $14 million and nil transfers from NAV equivalent to Level 3, respectively. In 2022 and 2021, there were no transfers from Level 3 to Level 2. In 2022 and 2021, there were no transfers from Level 2 to Level 3, respectively.

The portion of gains (losses) included in net income (loss) or other comprehensive income (loss) ("OCI") attributable to the change in unrealized gains and losses on Level 3 financial instruments still held was as follows (in millions, recast for the adoption of LDTI):

	Year Ended December 31,
	2022		2021
	Included in Net Income	Included in OCI	Included in Net Income	Included in OCI
Assets
Equity securities	$(1)	$—	$—	$—
Mortgage loans	(7)	—	—	—
Limited partnerships	(1)	—	—	—
Reinsurance recoverable on market risk benefits	(162)	—	(89)	—
Market risk benefit assets	3,201	—	974	—
Policy loans	29	—	(2)	—

Liabilities
Funds withheld payable under reinsurance treaties	$3,249	$—	$708	$—
Market risk benefit liabilities	497	1,874	3,081	(424)

63

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on a nonrecurring basis reported in the following table.

Mortgage Loans

Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent on the underlying property, fair value is the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Mortgage loans held under the funds withheld reinsurance agreement are valued using third-party pricing services, which may use economic inputs, geographical information, and property specific assumptions in deriving the fair value price. The Company reviews the valuations from these pricing providers to ensure they are reasonable. Due to lack of observable inputs, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans

Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value. The non-reinsurance related component of policy loans has been classified as Level 3 within the fair value hierarchy.

FHLBI Capital Stock

FHLBI capital stock, which is included in other invested assets, can only be sold to FHLBI at a constant price of $100 per share. Due to the lack of valuation uncertainty, the investment has been classified as Level 1.

Other Contract Holder Funds

Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including the fixed option on variable annuities, fixed annuities, fixed index annuities and RILAs, are determined using projected future cash flows discounted at current market interest rates.

Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Fair values of the FHLB funding agreements are based on the present value of future cash flows discounted at current market interest rates.

64

Funds Withheld Payable Under Reinsurance Treaties

The fair value of the funds withheld payable is equal to the fair value of the assets held as collateral, which primarily consists of bonds, mortgages, limited partnerships, and cash and cash equivalents. The fair value of the assets generally uses industry standard valuation techniques as described above and the funds withheld payable components are valued consistent with the assets in the fair value hierarchy.

Debt

Fair values for the Company’s surplus notes and long-term debt are generally determined by prices obtained from independent broker dealers or discounted cash flow models. Such prices are derived from market observable inputs and are classified as Level 2. The Squire Surplus Note, as described in Note 13, is set equal to the carrying value and is classified as Level 3.

Securities Lending Payable

The Company’s securities lending payable is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

FHLB Advances

Carrying value of the Company’s FHLB advances, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Repurchase Agreements

Carrying value of the Company’s repurchase agreements is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Separate Account Liabilities

The values of separate account liabilities are set equal to the values of separate account assets, which are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2.

65

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in millions):

	December 31, 2022
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Assets
Mortgage loans	$10,967	$10,259	$—	$—	$10,259
Policy loans	957	957	—	—	957
FHLBI capital stock	146	146	146	—	—
Receivables from affiliates	179	179	—	—	179

Liabilities
Annuity reserves (1)	$36,008	$31,077	$—	$—	$31,077
Reserves for guaranteed investment contracts (2)	1,128	1,099	—	—	1,099
Trust instruments supported by funding agreements (2)	5,887	5,760	—	—	5,760
FHLB funding agreements (2)	2,004	2,104	—	—	2,104
Funds withheld payable under reinsurance treaties (3)	22,533	22,533	—	—	22,533
Debt	470	492	—	334	158
Securities lending payable	33	33	—	33	—
Repurchase agreements	1,012	1,012	—	1,012	—
Separate account liabilities (4)	195,906	195,906	—	195,906	—

	December 31, 2021
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Assets
Mortgage loans	$11,482	$11,910	$—	$—	$11,910
Policy loans	1,007	1,007	—	—	1,007
FHLBI capital stock	125	125	125	—	—
Receivables from affiliates	197	197	—	—	197

Liabilities
Annuity reserves (1)	$36,084	$44,391	$—	$—	$44,391
Reserves for guaranteed investment contracts (2)	894	923	—	—	923
Trust instruments supported by funding agreements (2)	5,986	6,175	—	—	6,175
FHLB funding agreements (2)	1,950	1,938	—	—	1,938
Funds withheld payable under reinsurance treaties	24,533	24,533	537	19,127	4,869
Debt	494	563	—	386	177
Securities lending payable	14	14	—	14	—
Repurchase agreements	1,572	1,572	—	1,572	—
Separate account liabilities (4)	248,949	248,949	—	248,949	—

(1) Annuity reserves represent only the components of other contract holder funds that are considered to be financial instruments. The fair value amounts shown in the table for 2021 have been revised for an immaterial error related to the historical disclosure for annuity reserves not reported at fair value within the Fair Value Measurement note to the Consolidated Financial Statements. The prior period error did not impact the Consolidated Balance Sheets.

(2) Included as a component of other contract holder funds on the Consolidated Balance Sheets.
(3) Excludes $715 million of limited partnership investments measured at NAV at December 31, 2021.
(4) The values of separate account liabilities are set equal to the values of separate account assets.
66

7.    Deferred Acquisition Costs and Deferred Sales Inducements

Deferred Acquisition Costs - Post the Adoption of LDTI

Certain costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred acquisition costs in the period they are incurred. These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

Contracts are grouped into cohorts by contract type and issue year. For traditional and limited-payment insurance contracts, contracts are grouped consistent with the groupings used in estimating the associated liability. Deferred acquisition costs are amortized into expense on a constant level basis over the expected term of the grouped contracts. For traditional and limited-payment insurance contracts, amortization is determined based on projected in force amounts. For non-traditional contracts, amortization is determined based on projected policy counts .

The expected term used to amortize deferred acquisition costs is determined using best estimate assumptions, including mortality and persistency, consistent with the best estimate assumptions used to determine the reserve for future policy benefits, market risk benefits, and additional liabilities for applicable contracts. For amortization of deferred acquisition costs related to contracts without these balances, assumptions used to determine expected term are developed in a similar manner. The amortization rate is determined using all information available as of the end of the reporting period, including actual experience and any assumption updates. Annually, or as circumstances warrant, a comprehensive review of assumptions is conducted, and assumptions are revised as appropriate. If assumptions are revised, the amortization rate is calculated using revised assumptions such that the effect of revised assumptions is recognized prospectively as of the beginning of that reporting period.

Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed. Substantially unchanged contracts are treated as a continuation of the replaced contract, with no change to the unamortized deferred acquisition costs at the time of the replacement.

The following table presents the roll-forward of the deferred acquisition costs (in millions). The current period amortization is based on the end of the period estimates of mortality and persistency. The amortization pattern is revised on a prospective basis at the beginning of the period based on the period’s actual experience.

	Years Ended December 31,
	2022	2021(1)
Variable Annuities
Balance, beginning of period	$13,364	$13,725
Change in accounting principle	—	151
Deferrals of acquisition costs	544	779
Amortization	(1,209)	(1,291)
Variable Annuities balance, end of period	$12,699	$13,364

Reconciliation of total deferred acquisition costs
Variable Annuities balance, end of period	$12,699	$13,364
Other product lines, end of period	219	155
Total balance, end of period	$12,918	$13,519
(1) See Note 2 of the Notes to Consolidated Financial Statements for the transition to LDTI impact to the 2021 beginning of period balance for DAC .
The assumptions used in the amortization of deferred acquisition costs consists of mortality and persistency. We have undertaken a comprehensive review of the assumptions used in the amortization of deferred acquisition costs, and we did not make any changes to the mortality or persistency as our current assumptions were materially consistent with our actual experience.

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Deferred Acquisition Costs - Prior to the Adoption of LDTI
Under prior accounting guidance, certain costs that were directly related to the successful acquisition of new or renewal insurance business were capitalized as DAC. These costs primarily pertained to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs were expensed as incurred.

DAC are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including net gains (losses) on derivatives and investments, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including net gains (losses) on derivatives and investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related DAC balance is capped at the initial amount capitalized, plus interest. Unamortized DAC are written off when a contract is internally replaced and substantially changed. DAC is reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of DAC. Any amount deemed unrecoverable is written off with a charge through DAC amortization. See below for discussion related to the Athene Reinsurance Transaction write-off in 2020.

As available-for-sale debt securities are carried at fair value, an adjustment was made to DAC equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available-for-sale debt securities, net of applicable tax, was credited or charged directly to equity as a component of other comprehensive income.

For variable annuity business, the Company employed a mean reversion methodology that was applied with the objective of adjusting the amortization of DAC that would otherwise have been highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels. The mean reversion methodology achieved this objective by applying a dynamic adjustment to the assumption for short-term future investment returns.

The Company evaluated the recoverability of previously established DAC assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining DAC on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of DAC for the year ended December 31, 2020 included a write-off of $626 million, related to the blocks of fixed and fixed-index annuity business, as a result of the Athene Reinsurance Transaction. See Note 8 of the Notes to Consolidated Financial Statements for a description of the Athene Reinsurance Transaction.

The following table presents the roll-forward of deferred acquisition costs (in millions) prior to the adoption of LDTI:

Year Ended December 31,
2020
Balance, beginning of period	$12,334
Deferrals of acquisition costs	739
Amortization	534
Unrealized investment (gains) losses	290
Balance, end of period	13,897

Deferred Sales Inducements - Post the Adoption of LDTI

Certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as DSI. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities are capitalized as DSI and included in other assets.

Contracts are grouped into cohorts by contract type and issue year consistent with the groupings used in estimating the associated liability. DSI are amortized into expense on a constant level basis over the expected term of the grouped contracts. For traditional and limited-payment insurance contracts, amortization is determined based on projected in force amounts. For non-traditional contracts, amortization is determined based on projected policy counts .

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The expected term used to amortize DSI is determined using best estimate assumptions, including mortality and persistency, consistent with the best estimate assumptions used to determine the reserve for future policy benefits, market risk benefits, and additional liabilities for applicable contracts. For amortization of DSI related to contracts without these balances, assumptions used to determine expected term are developed in a similar manner. The amortization rate is determined using all information available as of the end of the reporting period, including actual experience and any assumption updates. Annually, or as circumstances warrant, a comprehensive review of assumptions is conducted, and assumptions are revised as appropriate. If assumptions are revised, the amortization rate is calculated using revised assumptions such that the effect of revised assumptions is recognized prospectively as of the beginning of that reporting period.

Unamortized DSI are written off when a contract is internally replaced and substantially changed. Substantially unchanged contracts are treated as a continuation of the replaced contract, with no change to the unamortized DSI at the time of the replacement.

The balances of and changes in deferred sales inducements, which are reported in other assets, were as follows (in millions):

	Years Ended December 31,
	2022	2021
Balance, beginning of year	$80	$77
Change in accounting principle	—	3
Deferrals of sales inducements	4	8
Amortization	(8)	(8)
Balance, end of year	76	80
Deferred Sales Inducements - Prior to the Adoption of LDTI
Certain sales inducement costs that were directly related to the successful acquisition of new or renewal insurance business were capitalized as DSI. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities were capitalized as DSI and included in other assets. DSI were increased by interest thereon and amortized into income in proportion to estimated gross profits, including net gains (losses) on derivatives and investments. DSI were reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable was written off with a charge through DSI amortization.
The Company evaluated the recoverability of previously established DSI assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining DSI costs on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of DSI costs for the year ended December 31, 2020, included a write-off of $138 million, related to the blocks of fixed and fixed-index annuity business, as a result of the Athene Reinsurance Transaction.
The balances of and changes in deferred sales inducements, which are reported in other assets, prior to the adoption of LDTI were as follows (in millions):

Year Ended December 31,
2020
Balance, beginning of year	$130
Deferrals of sales inducements	3
Amortization	(144)
Unrealized investment losses (gains)	88
Balance, end of year	77
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8.     Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a coinsurance, coinsurance with funds withheld, modified coinsurance, or yearly renewable term basis. The Company regularly monitors the financial strength ratings of its reinsurers.

Athene Reinsurance

Jackson has ceded a block of fixed and fixed index annuity contracts on a 100% coinsurance with funds withheld agreement with Athene. The funds withheld investments, which primarily consist of bonds, mortgage loans, limited partnerships, and cash and cash equivalents, are maintained in a segregated account and are subject to an investment management agreement between Jackson and Apollo Insurance Solutions Group LP (“Apollo”), which merged with Athene in 2022.

To further support its obligations under the Coinsurance Agreement, Athene procured $1.2 billion in letters of credit for Jackson’s benefit and established a trust account for Jackson’s benefit, which had a book value of approximately $212 million at December 31, 2022.

The Athene Reinsurance Agreement required Jackson to establish a segregated account in which the investments supporting the ceded obligations are maintained. While the economic benefits of the investments flow to Athene, Jackson retains physical possession and legal ownership of the investments supporting the reserve. Upon closing of the transaction, Jackson placed investments into the segregated account with a statutory book value of $25.6 billion. The investments maintained in the segregated account are valued at statutory carrying value for purposes of determining periodic settlement amounts under the Athene Reinsurance Agreement. Further, the investments in the segregated account are not available to settle any policyholder obligations other than those specifically covered by the Athene Reinsurance Agreement and are not available to settle obligations to general creditors of Jackson. The profit and loss with respect to obligations ceded to Athene are included in periodic net settlements pursuant to the Athene Reinsurance Agreement.

As a result of this transaction, which occurred in 2020, prior to the adoption of LDTI, the Company evaluated the recoverability of previously established deferred acquisition costs, deferred sales inducement assets, and of cost of reinsurance assets in accordance with ASC 944-30-35-22. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of DAC and DSI. Accordingly, the Company determined it was appropriate to immediately write-off the remaining DAC, DSI and the cost of reinsurance on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing.

The following table summarizes the impact of the Athene Reinsurance Transaction on the Consolidated Income Statements (in millions):

December 31, 2020
Contractual ceding commission	$1,202
Cost of reinsurance write-off (1)	(2,520)
DAC and DSI write-off	(764)
Total pretax loss on Athene Reinsurance Transaction	$(2,082)
(1) Cost of reinsurance reflects the net impact of the fair value of assets of $30.1 billion and ceded reserves of $27.6 billion.

Pursuant to the Athene Reinsurance Agreement, the Company holds certain assets as collateral. At December 31, 2022 and 2021, assets held as collateral in the segregated custody account were $19.4 billion and $25.4 billion, respectively.

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Swiss Re Reinsurance

Jackson has three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”). Pursuant to these retro treaties, Jackson ceded to SRZ on a 100% coinsurance with funds withheld basis, subject to pre-existing reinsurance with other parties, certain blocks of business. As a result of the reinsurance agreements with SRZ, Jackson withholds certain assets, primarily in the form of policy loans and debt securities, as collateral for the reinsurance recoverable.

The Company has also acquired certain blocks of business that are closed to new business and wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

GMIB Reinsurance

The Company’s guaranteed minimum income benefits (GMIBs) are reinsured with an unrelated party. GMIB reinsured benefits are subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005. The Company discontinued offering the GMIB in 2009.

Assumed and Ceded Premiums and Benefit Paid or Provided

Assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

The effect of reinsurance on premiums and benefits was as follows (in millions, recast for the adoption of LDTI for 2022 and 2021):

	For the Years Ended December 31,
	2022	2021	2020
Premiums
Direct	$360	$407	$336
Assumed	40	42	47
Ceded	(291)	(327)	(226)
Total premium	$109	$122	$157

Benefits
Direct	$1,687	$1,466	$1,568
Assumed	868	879	749
Ceded	(920)	(827)	(663)
Change in reserves, net of reinsurance	(600)	(614)	(341)
Total benefits	$1,035	$949	$1,313

Reinsurance Recoverables and Reinsured Market Risk Benefits

Ceded reinsurance agreements are reported on a gross basis on the Company’s Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers.

Reinsurance recoverables relating to reinsurance of traditional and limited-payment contracts are required to be recognized and measured in a manner consistent with the liabilities relating to the underlying reinsured contracts, including using consistent assumptions. Reinsurance contracts may be executed subsequent to the direct contract issue dates, and market interest rates may have changed between the date that the underlying insurance contracts were issued and the date the reinsurance contract is recognized in the financial statements, resulting in the underlying discount rate differing between the direct and reinsured business.

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The Company regularly monitors the financial strength ratings of its reinsurers. At December 31, 2022 and 2021, the Company had ACL of $15 million and $12 million, respectively, on its reinsurance recoverables, which are reported net of ACL on the Consolidated Balance Sheets. The ACL considers the credit quality of the reinsurer and is generally determined based on probability of default and loss given default assumptions, after considering any applicable collateral arrangements. For reinsurance recoverables that are collateralized, and the amount of collateral is expected to be adjusted as necessary as a result of fair value changes in the collateral, the Company determines that the expectation of nonpayment of the carrying value of the reinsurance recoverable is zero. If the fair value of the collateral at the reporting date is less than the carrying value of the reinsurance recoverable, the Company recognizes an ACL on the difference between the fair value of the collateral at the reporting date and the carrying value of the reinsurance recoverable. Additions to or releases of the ACL are reported in death, other policyholder benefits, and changes in reserves, net of deferrals in the Consolidated Income Statements.

Reinsurance recoverable on market risk benefits are recognized at fair value. The change in the fair value of reinsurance recoverable on market risk benefits, including the change in fair value due to the change in third-party credit risk (i.e., credit risk of the reinsurer), is recognized in current period earnings within market risk benefit (gains) losses, net.

The Company’s reinsurance contract that cedes only the GMIB elected on certain variable annuity products is classified as a reinsurance recoverable on market risk benefits. These reinsured MRBs may have direct MRB balances recorded as either assets or liabilities; however, because of the unit of account for the reinsured MRB is the reinsurance contract, the ceded MRB is presented in total within reinsurance recoverable on market risk benefits. The fees used to determine the fair value of the reinsurance recoverable on market risk benefits are those defined in the reinsurance contract.

Guaranteed benefits related to the optional lifetime income rider offered on certain fixed index annuities are market risk benefits that are reinsured with Athene. The reinsured market risk benefit is measured using a non-option valuation approach which uses cash flow assumptions and an attributed fee ratio consistent with those used to measure the market risk benefit on the direct contract and a discount rate that considered the reinsurer’s credit risk. The attributed fee is locked-in at inception of the contract.

Components of the Company’s reinsurance recoverable excluding market risk benefits were as follows (in millions, recast for the adoption of LDTI):

	December 31,
	2022	2021
Reserves:
Life	$5,321	$5,741
Accident and health	482	712
Other annuity benefits (1)	22,478	25,580
Claims liability and other	795	844
Total	$29,076	$32,877
(1)       Other annuity benefits primarily attributable to fixed and fixed index annuities reinsured with Athene.

Components of the Company’s reinsurance recoverable on market risk benefits were as follows (in millions, recast for the adoption of LDTI):

	December 31,
	2022	2021
Variable annuity	$183	$284
Other product lines	38	99
Total	$221	$383

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Reinsurance and Funds Withheld Payable Under Reinsurance Treaties

Under the reinsurance agreement with Athene and the retro treaties with SRZ, the Company maintains ownership of the underlying investments instead of transferring them to the reinsurer and, as a result, records a funds withheld liability payable to the reinsurer. Investment returns earned on withheld assets are paid by the Company to the reinsurer, pursuant to the terms of the agreements. Investment income and net gains (losses) on derivatives and investments are reported net of gains or losses on the funds withheld payable under reinsurance treaties.

The amounts credited to reinsurers on the funds withheld payable is based on the return earned on those assets which is subject to the credit risk of the original issuer of the instrument rather than Jackson’s own creditworthiness, which results in an embedded derivative (total return swap).

Funds withheld under reinsurance agreement with Athene
The Company recognizes a liability for the embedded derivative related to the funds withheld under the reinsurance agreement with Athene within funds withheld payable under reinsurance treaties in the Consolidated Balance Sheets. The embedded derivative is measured at fair value with changes in fair value reported in net gains (losses) on derivatives and investments in the Consolidated Income Statements. At inception of the reinsurance agreement with Athene, the fair value of the withheld investments differed from their book value and, accordingly, while the investments are held, the amortization of this difference is reported in net gains (losses) on derivatives and investments in the Consolidated income Statements.

Funds withheld under reinsurance agreements with SRZ
At execution of the retro treaties with SRZ, the Company elected the fair value option for the withheld assets, as well as the related funds withheld payable. Accordingly, the embedded derivative is not bifurcated or separately measured. The funds withheld payable is measured at fair value with changes in fair value reported in net gains (losses) on derivatives and investments. The fair value of the funds withheld payable is equal to the fair value of the assets held as collateral.

The following assets and liabilities were held in support of reserves associated with the Company’s funds withheld reinsurance agreements and were reported in the respective financial statement line items in the Consolidated Balance Sheets (in millions):

	December 31,
	2022	2021
Assets
Debt securities, available-for-sale	$13,622	$19,094
Debt securities, at fair value under the fair value option	159	164
Equity securities	77	116
Mortgage loans	4,127	4,739
Mortgage loans, at fair value under the fair value option	582	—
Policy loans	3,435	3,483
Freestanding derivative instruments, net	78	37
Other invested assets	793	715
Cash and cash equivalents	260	438
Accrued investment income	166	162
Other assets and liabilities, net	(73)	(56)
Total assets (1)	$23,226	$28,892

Liabilities
Funds held under reinsurance treaties (2)	$22,957	$29,007
Total liabilities	$22,957	$29,007
(1)     Certain assets are reported at amortized cost while the fair value of those assets is reported in the embedded derivative in the funds withheld liability.
(2)     Includes funds withheld embedded derivative asset (liability) of $3,158 million and $(120) million at December 31, 2022 and 2021, respectively.

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The sources of income related to funds withheld under reinsurance treaties reported in net investment income in the Consolidated Income Statements were as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Debt securities (1)	$680	$762	$490
Equity securities	(34)	5	2
Mortgage loans (2)	231	179	51
Policy loans	312	314	315
Limited partnerships	149	35	—
Other investment income	1	—	—
Total investment income on funds withheld assets	1,339	1,295	858
Other investment expenses on funds withheld assets (3)	(85)	(107)	(66)
Total net investment income on funds withheld reinsurance treaties	$1,254	$1,188	$792

(1) Includes $(10) million, $(3) million, and $2 million for the years ended December 31, 2022, 2021 and 2020, respectively, related to the change in fair value for securities carried under the fair value option.
(2) Includes $(7) million for the year ended December 31, 2022, and nil for the years ended December 31, 2021 and 2020 respectively, related to the change in fair value for mortgage loans carried under the fair value option.
(3)     Includes management fees.

The gains and losses on funds withheld reinsurance treaties as a component of net gains (losses) on derivatives and investments in the Consolidated Income Statements were as follows (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Available-for-sale securities
Realized gains on sale	$43	$536	$2,074
Realized losses on sale	(54)	(52)	(12)
Credit loss expense	(26)	(1)	—
Gross impairments	—	—	(2)
Credit loss expense on mortgage loans	15	23	(47)
Other	(62)	(29)	4
Net gains (losses) on non-derivative investments	(84)	477	2,017
Net gains (losses) on derivative instruments	93	58	(228)
Net gains (losses) on funds withheld payable under reinsurance treaties (1)	2,177	(556)	(1,349)
Total net gains (losses) on derivatives and investments	$2,186	$(21)	$440

(1) Includes the Athene Embedded Derivative gain (loss) of $3,278 million, $707 million and $(827) million for the years ended December 31, 2022, 2021 and 2020, respectively.

9.    Reserves for Future Policy Benefits and Claims Payable

This note is recast for the adoption of LDTI for 2022 and 2021.

Reserves for Future Policy Benefits

For non-participating traditional and limited-payment insurance contracts, the reserve for future policy benefits represents the present value of estimated future policy benefits to be paid to or on behalf of policyholders in future periods and certain related expenses less the present value of estimated future net premiums.

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Reserves for future policy benefits for non-participating traditional and limited-payment insurance contracts are measured using the net premium ratio (NPR) measurement model. The NPR measurement model accrues for future policy benefits in proportion to the premium revenue recognized. The reserve for future policy benefits is derived from the Company's best estimate of future net premium and future benefits and expenses, which is based on best estimate assumptions including mortality, persistency, claims expense, and discount rate. On an annual basis, or as circumstances warrant, we conduct a comprehensive review of our current best estimate assumptions based on our experience, industry benchmarking, and other factors, as applicable. Expense assumptions are updated based on estimates of expected non-level costs, such as termination or settlement costs, and costs after the premium-paying period and exclude acquisition costs or any costs that are required to be charged to expenses as incurred. Updates to assumptions are applied on a retrospective basis, and the change in the reserve for future policy benefits resulting from updates to assumptions is reported separately on the Consolidated Income Statements within the (Gain) loss from updating future policy benefits cash flow assumptions, net. Each reporting period the reserve for future policy benefits is updated to reflect actual experience to date.

The Company establishes cohorts, which are product groupings used to measure reserves for future policy benefits. In determining cohorts, the Company considered both qualitative and quantitative factors, including the issue year, type of product, product features, and legal entity.

The discount rate used to estimate reserves for future policy benefits is consistent with an upper-medium grade (low-credit risk) fixed-income corporate instrument yield, which has been interpreted to represent a single-A corporate instrument yield. This discount rate curve is determined by fitting a parametric function to yields to maturity and related times to maturity of market observable single-A rated corporate instruments. The discount rate used to recognize interest accretion on the reserves for future policy benefits is locked at the initial measurement of the cohort. Each reporting period, the reserve for future policy benefits is remeasured using the current discount rate. The difference between the reserve calculated using the current discount rate and the reserve calculated using the locked-in discount rate is recorded in other comprehensive income.

For limited-payment insurance contracts, premiums are paid over a period shorter than the period over which benefits are provided. Gross premiums received in excess of the net premium are deferred and recognized as a deferred profit liability ("DPL"). The DPL is included within the reserve for future policy benefits and profits are recognized in income as a component of benefit expenses on a constant relationship with the amount of expected future benefit payments. Interest is accreted on the balance of the DPL using the discount rate locked in at the initial measurement of the cohort. Measurement of the DPL uses best estimate assumptions for mortality. These assumptions are similarly subject to the annual review process discussed above.

Additional Liabilities - Universal Life-type

For universal life-type insurance contracts, a liability is recognized for the policyholder’s account value as discussed further in Note 10 of the Notes to Consolidated Financial Statements. Where these contracts provide additional benefits beyond the account balance or base insurance coverage that are not market risk benefits or embedded derivatives, liabilities in addition to the policyholder’s account value are recognized. These additional liabilities for annuitization, death and other insurance benefits are reported within reserves for future policy benefits and claims payable. The methodology uses a benefit ratio defined as a constant percentage of the assessment base. This ratio is multiplied by current period assessments to determine the reserve accrual for the period. The assumptions used in the measurement of the additional liabilities for annuitization, death and other insurance benefits are based on best estimate assumptions including mortality, persistency, investment returns, and discount rates. These assumptions are similarly subject to the annual review process discussed above. As available-for-sale debt securities are carried at fair value, an adjustment is made to these additional liabilities equal to the change in liability that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available-for-sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income.

See Note 10 of the Notes to Consolidated Financial Statements for more information regarding other contract holder funds.

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Other Future Policy Benefits and Claims Payable

In conjunction with a prior acquisition, the Company recorded a fair value adjustment at acquisition related to certain annuity and interest-sensitive liability blocks of business to reflect the cost of the interest guarantees within the in-force liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment is included in other future policy benefits and claims payable as disclosed in the table below. This liability is remeasured at the end of each period, taking into account changes in the in-force block. Any resulting change in the liability is recorded as a Gain (loss) from updating future policy benefits cash flow assumptions, net through the Consolidated Income Statements.

In addition, annuity and life claims liabilities in course of settlement are included in other future policy benefits and claims payable as disclosed in the table below.

The following table summarizes the Company’s reserves for future policy benefits and claims payable balances (in millions):

	December 31,
	2022	2021
Reserves for future policy benefits
Payout Annuities	$1,037	$1,246
Closed Block Life	4,161	5,449
Closed Block Annuity	4,434	5,739
Reserves for future policy benefits	9,632	12,434
Additional liabilities
Closed Block Life	1,131	1,173
Other future policy benefits and claims payable	1,537	1,570
Reserves for future policy benefits and claims payable	$12,300	$15,177

The following tables present the roll-forward of components of reserves for future policy benefits (in millions):

	Present Value of Expected Net Premiums
	Year Ended December 31,			Year Ended December 31,
	2022			2021
	Payout	Closed Block	Closed Block	Payout	Closed Block	Closed Block
	Annuities	Life	Annuity	Annuities	Life	Annuity
Balance, beginning of year	$—	$1,464	$—	$—	$1,440	$—
Beginning of period cumulative effect of changes in discount rate assumptions	—	(157)	—	—	(191)	—
Beginning balance at original discount rate	—	1,307	—	—	1,249	—
Effect of changes in cash flow assumptions	—	242	—	—	—	—
Effect of actual variances from expected experience	—	1	—	—	146	—
Balance adjusted for variances from expectation	—	1,550	—	—	1,395	—
Issuances	—	6	—	—	4	—
Interest accrual	—	39	—	—	48	—
Net premiums collected	—	(147)	—	—	(140)	—
Ending balance at original discount rate	—	1,448	—	—	1,307	—
End of period cumulative effect of changes in discount rate assumptions	—	(161)	—	—	157	—
Balance, end of year	$—	$1,287	$—	$—	$1,464	$—

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	Present Value of Expected Future Policy Benefits
	Year Ended December 31,			Year Ended December 31,
	2022			2021
	Payout	Closed Block	Closed Block	Payout	Closed Block	Closed Block
	Annuities	Life	Annuity	Annuities	Life	Annuity
Balance, beginning of year	$1,246	$6,913	$5,739	$1,293	$7,647	$6,343
Beginning of period cumulative effect of changes in discount rate assumptions	(84)	(349)	(689)	(144)	(660)	(997)
Beginning balance at original discount rate (including DPL of $38, $0 and $459 in 2022, and, $46, $0 and $452 in 2021 for payout annuities, closed block life and closed block annuity, respectively)	1,162	6,564	5,050	1,149	6,987	5,346
Effect of changes in cash flow assumptions	4	331	(15)	—	—	—
Effect of actual variances from expected experience	(38)	38	(34)	(53)	193	(3)
Balance adjusted for variances from expectation	1,128	6,933	5,001	1,096	7,180	5,343
Issuances	126	14	4	146	12	6
Interest accrual	40	209	210	42	220	222
Benefits payments	(126)	(750)	(506)	(122)	(848)	(521)
Ending balance of original discount rate (including DPL of $40, $0 and $671 in 2022, and, $38, $0 and $459 in 2021 for payout annuities, closed block life and closed block annuity, respectively)	1,168	6,406	4,709	1,162	6,564	5,050
End of period cumulative effect of changes in discount rate assumptions	(131)	(958)	(275)	84	349	689
Balance, end of year	$1,037	$5,448	$4,434	$1,246	$6,913	$5,739

Reserves for future policy benefits	1,037	4,161	4,434	1,246	5,449	5,739
Less: Reinsurance recoverable	71	2,263	2	51	2,855	2
Reserves for future policy benefits, after reinsurance recoverable	$966	$1,898	$4,432	$1,195	$2,594	$5,737

The following table presents the weighted average duration of the reserves for future policy benefits. The weighted average duration represents average cohort-level duration weighted by the benefit reserves amount:

	Payout	Closed Block	Closed Block
	Annuities	Life	Annuity
December 31, 2022
Weighted average duration (years)	6.9	7.8	7.0
December 31, 2021
Weighted average duration (years)	7.8	9.5	8.5

The significant assumptions used in the future policy benefits calculation consist of mortality, persistency, and discount rate. We have undertaken a comprehensive review of the significant assumptions used in the future policy benefits calculation. No significant changes were made to the mortality or persistency assumptions during 2021. During 2022, increase in benefits from active life reserves for certain Closed Block Life policies resulted in an increase in the liability for future policy benefits. However, this business is fully reinsured, resulting in no impact to the Company. No other significant changes were made during 2022.

The discount rate assumption was updated based on current market data. Discount rates increased in the first quarter of 2021 primarily due to the increase in risk-free rates, but then remained stable through the remainder of 2021. Discount rates increased substantially throughout 2022 primarily due to increases in risk-free rates which resulted in a decrease in the liability for future policy benefits. Refer to the roll-forward above for further details.

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The following table presents the amount of undiscounted and discounted expected future gross premiums and expected future benefit payments for future policy benefits for non-participating traditional and limited-payment insurance contracts (in millions). The discounted premiums are calculated using the current discount rate, while the undiscounted cash flows represent the gross cash flows before any discounting is applied:

	December 31,
	2022		2021
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future benefit payments	$1,541	$999	$1,525	$1,209
Expected future gross premiums	—	—	—	—
Closed Block Life
Expected future benefit payments	8,751	5,578	8,853	7,050
Expected future gross premiums	5,976	3,489	6,174	4,611
Closed Block Annuity
Expected future benefit payments	5,834	3,729	6,799	5,256
Expected future gross premiums	$—	$—	$—	$—

The following table presents the amount of revenue and interest related to non-participating traditional and limited-pay insurance contracts recognized in the Consolidated Income Statements (in millions):

	Gross Premiums		Interest Expense
	Years Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
Payout Annuities	$10	$16	$40	$42
Closed Block Life	390	433	170	172
Closed Block Annuity	—	—	210	222
Total	$400	$449	$420	$436

The following table presents the weighted average interest rate for the reserves for future policy benefits at the cohort's level for the locked-in discount rate (interest accretion rate), and current discount rate, weighted by the cohort's benefit reserve amount:

	December 31,
	2022	2021
Payout Annuities
Interest accretion rate	3.71%	3.63%
Current discount rate	5.40%	2.58%
Closed Block Life
Interest accretion rate	3.01%	3.10%
Current discount rate	5.34%	2.63%
Closed Block Annuity
Interest accretion rate	4.40%	4.40%
Current discount rate	5.41%	2.65%

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The following table presents a roll-forward of Closed Block Life additional liabilities for annuitization, death and other insurance benefits (in millions):

	Years Ended December 31,
	2022	2021
Balance, beginning of year	$1,173	$1,185
Beginning of period cumulative effect of changes in shadow adjustments	(14)	(37)
Beginning balance excluding shadow	1,159	1,148
Effect of changes in cash flow assumptions	6	—
Effect of actual variances from expected experience	58	57
Issuances	—	—
Interest accrual	56	56
Net assessments collected	(107)	(102)
Effect of changes in discount rate assumptions	—	—
Ending balance excluding shadow	1,172	1,159
End of period cumulative effect of changes in shadow adjustments	(41)	14
Balance, end of year	$1,131	$1,173

The following table presents the weighted average duration of Closed Block Life additional liabilities for annuitization, death and other insurance benefits. The weighted average duration represents average cohort-level duration weighted by the benefit reserves amount:

	December 31,
	2022	2021
Weighted average duration (years)	8.1	7.7

The significant assumptions used in the additional liability for annuitization, death and other insurance benefits calculation consists of mortality, persistency, investment returns, and crediting rate. We have undertaken a comprehensive review of the significant assumptions used in the additional liability for annuitization, death and other insurance benefits calculation, and did not make any significant changes to the mortality, persistency, investment returns, or crediting rates in 2022 or 2021.

The following table presents assessments and interest expense of Closed Block Life additional liabilities for annuitization, death and other insurance benefits recognized in the Consolidated Income Statements (in millions):

	Assessments		Interest Expense
	Years Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
Additional liability for annuitization, death and other insurance benefits	$(107)	$(102)	$56	$56

The following table presents the weighted average current discount rate of Closed Block Life additional liabilities for annuitization, death and other insurance benefits, applied at the cohort level weighted by reserve benefit amount:

	December 31,
	2022	2021
Weighted average current discount rate	4.96%	4.93%

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10.    Other Contract Holder Funds

This note is recast for the adoption of LDTI for 2022 and 2021.

Other contract holder funds represent the policyholder account balance on our universal life-type products, investment contracts, and the fair value of the embedded derivatives associated with the indexed crediting features on our fixed index annuities and registered index-linked annuities.

Universal life type contracts have an account balance as a principal component in which interest is credited to policyholders and assessments are deducted for mortality risk and contract administration. The account balance is recognized as a liability within other contract holder funds, and the liability is updated each period for fee and assessment deductions and increased for interest or returns credited to the account balance.

Certain of our universal life type contracts contain features that are not classified as market risk benefits or embedded derivatives but provide additional benefits beyond the account balance or base insurance coverage for which a liability in addition to the account balance is necessary. These additional liabilities for death or other insurance benefits are reported as a component of reserves for future policy benefits and claims payable in the Consolidated Balance Sheets. See Note 9 of the Notes to the Consolidated Financial Statements for more information regarding these additional liabilities.

Certain contracts without significant mortality or morbidity risk and certain annuities that lack insurance risk are treated as investment contracts. As investment contracts, payments received are reported as liabilities and accounted for in a manner that is consistent with the accounting for interest-bearing or other financial instruments, within other contract holder funds.

The Company issues a variety of annuity products including fixed annuities, fixed index annuities, registered index linked annuities, variable annuities and payout annuities. For annuity contracts that are classified as investment contracts, the liability is the account balance as of the reporting date, reported within the other contract holder funds. For the variable annuity products only the allocations to fixed fund options are reported in other contract holder funds.

For our fixed index annuities and registered index linked annuities, the equity-linked option issued by the Company is accounted for as an embedded derivative measured at fair value and reported as a component of other contract holder funds on the Consolidated Balance Sheets with changes in fair value recorded in net income within net gains (losses) on derivatives and investments. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the underlying guaranteed account value growth. This host contract liability is included as a component of other contract holder funds on the Consolidated Balance Sheets. Interest is accreted to the host contract liability using an effective yield method.

Our annuity products may contain certain features or guarantees that are classified as market risk benefits. These market risk benefits are a component of the market risk benefits line items in the Consolidated Balance Sheet. See Note 12 of the Notes to Consolidated Financial Statements for more information regarding market risk benefits.

The Company’s institutional products business is comprised of the guaranteed investment contracts, medium-term funding agreement-backed notes and funding agreements (including agreements issued in conjunction with the Company’s participation in the U.S. Federal Home Loan Bank ("FHLB") program) described below.

The Company has established a $27 billion aggregate Global Medium-Term Note ("MTN") program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium-Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements. The carrying values at December 31, 2022 and 2021 totaled $5.9 billion and $6.0 billion, respectively.

Those Medium-Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The unrealized foreign currency gains and losses on those Medium-Term Note instruments are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date. Foreign currency translation gains and losses are included in net gains (losses) on derivatives and investments.
80

Jackson is a member of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with long-term funding facilities. Advances are in the form of long-term notes or funding agreements issued to FHLBI. At December 31, 2022 and 2021, the Company held $146 million and $125 million of FHLBI capital stock, respectively, supporting $2.1 billion and $2.0 billion in funding agreements and long-term borrowings at December 31, 2022 and 2021, respectively.

The following table presents the liabilities for other contract holder funds (in millions):

	December 31,
	2022	2021
Payout Annuity	$835	$830
Variable Annuity	10,259	9,456
Fixed Annuity	11,481	12,947
Fixed Indexed Annuities	11,787	13,161
RILA	1,875	110
Closed Block Life	11,215	11,570
Closed Block Annuity	1,319	1,394
Institutional Products	9,019	8,830
Other Product Lines	190	191
Total other contract holder funds	$57,980	$58,489

The following table presents a roll-forward of other contract holder funds, gross of reinsurance (in millions):

				Fixed		Closed	Closed
	Payout	Variable	Fixed	Indexed		Block	Block
	Annuity	Annuity	Annuity	Annuities	RILA	Life	Annuity	Total
Balance as of December 31, 2021	$830	$9,456	$12,947	$13,161	$110	$11,570	$1,394	$49,468
Deposits	213	1,350	275	126	1,811	320	9	4,104
Surrenders, withdrawals and benefits	(230)	(1,492)	(1,988)	(1,414)	(8)	(766)	(118)	(6,016)
Net transfers from (to) separate accounts	—	870	—	—	—	—	—	870
Investment performance / change in value of equity option	—	—	—	(302)	(37)	—	—	(339)
Interest credited	20	168	382	238	2	659	48	1,517
Policy charges and other	2	(93)	(135)	(22)	(3)	(568)	(14)	(833)
Balance as of December 31, 2022	$835	$10,259	$11,481	$11,787	$1,875	$11,215	$1,319	$48,771

				Fixed		Closed	Closed
	Payout	Variable	Fixed	Indexed		Block	Block
	Annuity	Annuity	Annuity	Annuities	RILA	Life	Annuity	Total
Balance as of January 1, 2021	$837	$10,094	$13,751	$14,028	$—	$11,836	$1,456	$52,002
Deposits	203	1,490	204	117	108	342	11	2,475
Surrenders, withdrawals and benefits	(230)	(1,816)	(1,295)	(1,464)	—	(699)	(120)	(5,624)
Net transfers from (to) separate accounts	—	(384)	—	—	—	—	—	(384)
Investment performance / change in value of equity option	—	—	—	242	1	—	—	243
Interest credited	24	165	395	259	—	669	48	1,560
Policy charges and other	(4)	(93)	(108)	(21)	1	(578)	(1)	(804)
Balance as of December 31, 2021	$830	$9,456	$12,947	$13,161	$110	$11,570	$1,394	$49,468
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The following table presents weighted average crediting rate, net amount at risk, and cash surrender value of contract holder account balances (dollars in millions):

				Fixed		Closed	Closed
	Payout	Variable	Fixed	Indexed		Block	Block
	Annuity	Annuity	Annuity	Annuities	RILA	Life	Annuity
December 31, 2022
Weighted-average crediting rate (1)	2.40%	1.64%	3.33%	2.02%	0.11%	5.88%	3.64%
Net amount at risk (2)	$—	$—	$—	$—	$—	$17,427	$—
Cash surrender value (3)	$—	$10,101	$11,360	$11,409	$1,728	$7,096	$1,319
December 31, 2021
Weighted-average crediting rate (1)	2.89%	1.74%	3.05%	1.97%	—%	5.78%	3.44%
Net amount at risk (2)	$—	$—	$—	$—	$—	$18,506	$—
Cash surrender value (3)	$—	$9,329	$12,767	$12,432	$102	$7,367	$1,394
(1) Weighted average crediting rate is the average crediting rate weighted by contract holder account balances invested in fixed account funds.
(2) Net amount at risk represents the standard excess benefit base for guaranteed death benefits on universal life type products. The net amount at risk associated with market risk benefits are presented within Note 12 of the Notes to Consolidated Financial Statements.
(3) Cash surrender value represents the amount of the contract holder’s account balance distributable at the balance sheet date less the applicable surrender charges.

At December 31, 2022 and 2021, excluding reinsurance business, approximately 92% and 93%, respectively, of the Company’s annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. At both of December 31, 2022 and 2021, excluding reinsurance business, approximately 65% of the Company’s closed block life account values correspond to crediting rates that are at the minimum guaranteed interest rates, respectively.

The following table presents contract holder account balances invested in fixed account funds by range of guaranteed minimum crediting rates and the related range of the difference between rates being credited to other contract holder funds and the respective guaranteed minimums (in millions):

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	December 31, 2022
	At Guaranteed	1 Basis Point-50	51 Basis Points-150	Greater Than 150
Range of Guaranteed Minimum Crediting Rate	Minimum	Basis Points Above	Basis Points Above	Basis Points Above	Total
Variable Annuities
0.00%-1.50%	$6,679	$32	$2	$75	$6,788
1.51%-2.50%	200	—	—	—	200
Greater than 2.50%	3,271	—	—	—	3,271
Total	$10,150	$32	$2	$75	$10,259

Fixed Annuities
0.00%-1.50%	$19	$74	$93	$—	$186
1.51%-2.50%	34	2	1	—	37
Greater than 2.50%	366	63	346	—	775
Total	$419	$139	$440	$—	$998

Fixed Indexed Annuities
0.00%-1.50%	$6	$17	$5	$40	$68
1.51%-2.50%	—	—	—	—	—
Greater than 2.50%	24	—	—	—	24
Total	$30	$17	$5	$40	$92

RILA
0.00%-1.50%	$10	$—	$7	$—	$17
1.51%-2.50%	$—	$—	$—	$—	—
Greater than 2.50%	—	—	—	—	—
Total	$10	$—	$7	$—	$17

Closed Block Life
0.00%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	—	—	—	—	—
Greater than 2.50%	4,566	1,868	619	14	7,067
Total	$4,566	$1,868	$619	$14	$7,067

Closed Block Annuity
0.00%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	—	—	1	10	11
Greater than 2.50%	980	159	21	—	1,160
Total	$980	$159	$22	$10	$1,171

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	December 31, 2021
	At Guaranteed	1 Basis Point-50	51 Basis Points-150	Greater Than 150
Range of Guaranteed Minimum Crediting Rate	Minimum	Basis Points Above	Basis Points Above	Basis Points Above	Total
Variable Annuities
0.00%-1.50%	$5,964	$34	$3	$—	$6,001
1.51%-2.50%	206	—	—	—	206
Greater than 2.50%	3,249	—	—	—	3,249
Total	$9,419	$34	$3	$—	$9,456

Fixed Annuities
0.00%-1.50%	$20	$62	$77	$—	$159
1.51%-2.50%	37	2	2	—	41
Greater than 2.50%	235	66	357	—	658
Total	$292	$130	$436	$—	$858

Fixed Indexed Annuities
0.00%-1.50%	$6	$20	$—	$—	$26
1.51%-2.50%	—	—	—	—	—
Greater than 2.50%	30	—	—	—	30
Total	$36	$20	$—	$—	$56

RILA
0.00%-1.50%	$1	$—	$—	$—	$1
1.51%-2.50%	—	—	—	—	—
Greater than 2.50%	—	—	—	—	—
Total	$1	$—	$—	$—	$1

Closed Block Life
0.00%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	—	—	—	—	—
Greater than 2.50%	4,764	1,929	640	14	7,347
Total	$4,764	$1,929	$640	$14	$7,347

Closed Block Annuity
0.00%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	—	—	1	10	11
Greater than 2.50%	1,032	171	21	—	1,224
Total	$1,032	$171	$22	$10	$1,235

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11.     Separate Account Assets and Liabilities

This note is recast for the adoption of LDTI for 2022 and 2021.

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefits, or "GMDB"), at annuitization ("GMIB"), upon the depletion of funds ("GMWB") or at the end of a specified period ("GMAB"). These guarantees are classified as market risk benefits. See Note 12 of the Notes to Consolidated Financial Statements for more information regarding market risk benefits.

The separate account assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. At December 31, 2022 and December 31, 2021, the assets and liabilities associated with variable life and annuity contracts were $196 billion and $249 billion, respectively. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company.

Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the Consolidated Income Statements. Amounts assessed against the contract holders for mortality, variable annuity benefit guarantees, administrative, and other services are reported in revenue as fee income.

Included in the separate account assets and liabilities described above is a Jackson issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account - II, which had balances of $285 million and $390 million at December 31, 2022 and 2021, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the Consolidated Income Statements.

The following table presents the roll-forward of the separate account balance for variable annuities (in millions):

	December 31,
	2022	2021
Balance as of beginning of year	$248,469	$218,618
Deposits	12,288	17,588
Surrenders, withdrawals and benefits	(14,554)	(18,272)
Net transfer from (to) general account	(870)	384
Investment performance	(47,150)	32,621
Policy charges and other	(2,633)	(2,470)
Balance as of end of year, gross	$195,550	$248,469

Cash surrender value (1)	$190,243	$242,656
(1) Cash surrender value represents the amount of the contract holder’s account balances distributable at the balance sheet date less applicable surrender charges.

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The following table presents the reconciliation of the separate account balance in the Consolidated Balance Sheets (in millions):

	December 31,
	2022	2021
Variable Annuities	$195,550	$248,469
Other Product Lines	356	480
Total	$195,906	$248,949

The following table presents aggregate fair value of assets, by major investment asset category, supporting separate accounts (in millions):

	December 31,
	2022	2021
Variable Annuities By Fund Type
Equity	$132,547	$171,813
Bond	19,155	24,059
Balanced	40,797	50,534
Money Market	3,051	2,063
Total Variable Annuities	195,550	248,469
Other Product Lines	356	480
Total Separate Accounts	$195,906	$248,949

12.    Market Risk Benefits

This note is recast for the adoption of LDTI for 2022 and 2021.

Contracts or contract features that provide protection to the contract holder from capital market risk and expose the Company to other-than-nominal capital market risk are classified as MRBs.

All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. MRBs are measured at fair value at the contract level and can be in either an asset or liability position. For contracts that contain multiple MRB features, the MRBs are valued together as a single compound MRB. Market risk benefit assets and Market risk benefits liabilities are reported separately on the Consolidated Balance Sheets.

Changes in fair value are reported in Net (gains) losses on market risk benefits on the Consolidated Income Statements. However, the change in fair value related to our own non-performance risk is reported as a component of other comprehensive income in Change in non-performance risk on market risk benefits on the Consolidated Statements of Comprehensive Income (Loss).

A description of the items effecting the change in fair value by category is as follows:
• Changes in interest rates — movement in risk free rates (impacts both assumed future separate account returns and discounting of cash flows)
• Fund performance — separate account returns gross of fees
• Change in equity index volatility — movement in implied volatility
• Expected policyholder behavior — policyholder behavior as assumed in reserving
• Actual policyholder behavior different than expected — difference between actual behavior during the period versus assumed behavior
• Time — effect of passage of time including reduction to separate account balances from fees, the change in proximity of future cash flows, and impacts to policy features such as bonus credits
• Change in assumptions — changes in assumptions resulting from our periodic review
• Change in non-performance risk — changes in Jackson’s own credit spread

See Note 6 of the Notes to Consolidated Financial Statements for more information regarding fair value measurements.

86

Additionally, when an annuitization occurs (for annuitization benefits) or upon extinguishment of the account balance (for withdrawal benefits), the balance related to the MRB is derecognized and the amount deducted (after derecognition of any related amount included in accumulated other comprehensive income) is used in the calculation of the liability for future policy benefits for the resulting payout annuity.

Variable Annuities

Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. These guaranteed benefit features, as well as the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are classified as MRBs and measured at fair value. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

Variable annuity guaranteed benefit features classified as MRBs, which have explicit fees, are measured using the attributed fee method. Under the attributed fee method, fair value is measured as the difference between the present value of projected future liabilities and the present value of projected attributed fees. At the inception of the contract, the Company attributes to the MRB a portion of total fees expected to be assessed against the contract holder to offset the projected claims over the lifetime of the contract. The attributed fee is expressed as a percentage of total projected future fees at inception of the contract. This percentage of total projected fees is considered a fixed term of the MRB feature and is held static over the life of the contract. This percentage may not exceed 100% of the total projected contract fees as of contract inception. As the Company may issue contracts that have projected future liabilities greater than the projected future guaranteed benefit fees at issue, the Company may also attribute mortality and expense charges when performing this calculation. In subsequent valuations, both the present value of future projected liabilities and the present value of projected attributed fees are remeasured based on current market conditions and policyholder behavior assumptions.

Fixed Index Annuities

The longevity riders issued on fixed index annuities are classified as MRBs and measured at fair value. Similar to the variable annuity guaranteed benefits features, these contracts have explicit fees and are measured using the attributed fee method. The Company attributes a percentage of total projected future fees expected to be assessed against the policyholder to offset the projected future claims over the lifetime of the contract. If the fees attributed are insufficient to offset the claims at issue, the shortfall is borrowed from the host contract rather than recognizing a loss at inception.

RILA

RILA guaranteed benefit features are classified as MRBs and measured at fair value. Unlike variable or fixed index annuities, RILA products do not have explicit fees and are measured using an option-based method. The fair value measurement represents the present value of future claims payable by the MRB feature. At inception, the value of the MRB is deducted from the value of the contract resulting in no gain or loss.

The following table presents the reconciliation of the market risk benefits balance in the Consolidated Balance Sheets (in millions):

	December 31, 2022			December 31, 2021
	Variable	Other		Variable	Other
	Annuities	Product Lines	Total	Annuities	Product Lines	Total
Market risk benefit - (assets)	$(4,856)	$(9)	$(4,865)	$(1,658)	$(6)	$(1,664)
Market risk benefit - liabilities	5,623	39	5,662	7,939	94	8,033
Market risk benefit - net liabilities	$767	$30	$797	$6,281	$88	$6,369

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The following table presents the roll-forward of the net (assets) liabilities of the market risk benefits for variable annuities (in millions):

	Years Ended December 31,
	2022	2021
Net liability balance, beginning of year	$6,281	$9,908
Net liability beginning of year cumulative effect of changes in non-performance risk	326	743
Net liability balance, beginning of year, before effect of changes in non-performance risk	6,607	10,651
Effect of changes in interest rates	(14,137)	(3,193)
Effect of fund performance	6,432	(2,388)
Effect of changes in equity index volatility	1,576	(45)
Effect of expected policyholder behavior	532	412
Effect of actual policyholder behavior different from expected	(230)	(747)
Effect of time	1,707	1,901
Effect of changes in assumptions	465	16
Net liability balance, end of year, before effect of changes in non-performance risk	2,952	6,607
Net liability end of year cumulative effect of changes in non-performance risk	(2,185)	(326)
Net liability balance, end of year, gross	767	6,281

Reinsurance recoverable on market risk benefits at fair value, end of year	(183)	(284)
Net liability balance, end of year, net of reinsurance	584	5,997

Weighted average attained age (years) (1)	69	68
Net amount at risk (2)	$15,592	$3,404
(1) Weighted-average attained age is defined as the average age of policyholders weighted by account value.
(2) Net amount at risk (NAR) is defined as of the valuation date for each contract as the greater of Death Benefit NAR (DBNAR) and Living Benefit NAR (LBNAR), as applicable, where DBNAR is the GMDB benefit base in excess of the account value, and the LBNAR is the actuarial present value of guaranteed living benefits in excess of the account value.
The significant assumptions used in the MRB fair value calculations are discussed in Note 6 of the Notes to Consolidated Financial Statements. The use of models and assumptions used to determine fair value of MRBs requires a significant amount of judgement. As such, we have undertaken a comprehensive review of the significant assumptions used.

During 2022, the following notable changes were made to the inputs to the fair value estimates of the MRB calculations:
• Assumed mortality rates for certain policies were increased as a result of trends in actual mortality experience within those blocks of business, which resulted in an increase in the MRB reserve.
• Assumed lapse rates were reduced to capture recent trends in actual lapse experience and to reflect a strengthening of the risk margin, which resulted in an increase in the MRB reserve.
• An update was made in the GMWB utilization modeling framework to allow for more direct modeling of certain product features and risk margins were strengthened to reflect the credibility associated with the increased granularity of the parameterization, which resulted in a net increase in the MRB reserve. No adjustments were made to the GMIB utilization rates.
• Assumed GMWB withdrawal rates were increased as a result of trends in actual experience, which resulted in an increase in the MRB reserve. Minor adjustments were made to the free partial withdrawal rates on policies without a GMWB with no material impact on the resulting MRB reserve.
• The non-performance risk adjustment increased as a result of increasing credit spreads, which resulted in a decrease in the MRB reserve that was recorded within OCI.
• There were no changes made to assumed long-term equity volatility.
• Increases in interest rates led to higher assumed separate account returns and higher discount rates, which resulted in a decrease in the MRB reserve.
• Decreases in equity markets led to lower separate account fund performance and an increase in future projected benefits, which resulted in an increase in the MRB reserve.
• Increases in equity index volatility led to lower assumed separate account returns, which resulted in an increase in the MRB reserve.
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During 2021, the following notable changes were made to the inputs to the fair value estimates of the MRB calculations:
• Assumed mortality rates were adjusted downward slightly at older ages to better align with actual mortality experience, which resulted in a slight increase in the MRB reserve.
• While lapse experience has generally stabilized in recent years, assumed lapse rates were reduced in specific segments of the structure to align more closely with experience, which resulted in an increase in the MRB reserves.
• Assumed GMWB utilization rates were reduced in certain segments of the benefit structure to reflect emerging experience, which resulted in a decrease in the MRB reserve. No adjustments were made to the GMIB utilization rates.
• Assumed GMWB withdrawal rates were increased as a result of trends in actual experience, which resulted in an increase in the MRB reserve. Minor adjustments were made to the free partial withdrawal rates on policies without a GMWB with no material impact on the resulting MRB reserve.
• The non-performance risk adjustment decreased as a result of narrowing credit spreads, which resulted in an increase in the MRB reserve that was recorded within OCI.
• There were no changes made to assumed long-term equity volatility.
• Increases in interest rates led to higher assumed separate account returns and higher discount rates, which resulted in a decrease in the MRB reserve.
• Increases in equity markets led to higher separate account fund performance and a decrease in future projected benefits, which resulted in a decrease in the MRB reserve.
• Changes in equity index volatility were mixed throughout the year, which resulted in only minor impacts to the MRB reserve.

13.    Long-Term Debt

Liabilities for the Company’s debt are primarily carried at an amount equal to the principal balance net of any unamortized original issuance discount or premium. Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding.

The aggregate carrying value of long-term debt was as follows (in millions):

	December 31,
	2022	2021
Long-Term Debt
Surplus notes	$408	$427
FHLBI bank loans	62	67
Total long-term debt	$470	$494
At December 31, 2022, the above borrowings were all due after five years.

Surplus Notes

Under Michigan insurance law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds. Payments of interest or principal may only be made with the prior approval of the Michigan Director of Insurance and only out of surplus earnings which the director determines to be available for such payments under Michigan insurance law.

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On March 15, 1997, the Company issued 8.2% surplus notes in the principal amount of $250 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity. Interest is payable semi-annually on March 15th and September 15th of each year. Interest expense on the notes was $20 million, $20 million, and $21 million for the years ended December 31, 2022, 2021 and 2020, respectively.

In conjunction with a reserve financing transaction, Squire Re II issued a surplus note (the "Squire Surplus Note") to an affiliate. The Squire Surplus Note matures December 30, 2031 and bears interest at 4.4%, payable quarterly. Interest expense on the Squire Surplus Note was $6 million, $8 million, and $10 million for the years ended December 31, 2022, 2021 and 2020, respectively.

FHLB Loans

The Company received loans of $50 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight-line basis over the loan term. The weighted average interest rate on these loans was 1.7% and 0.1% for the years ended December 31, 2022 and 2021, respectively.

The outstanding balance on these loans was $62 million and $67 million at December 31, 2022 and 2021, respectively. At December 31, 2022 and 2021, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $96 million and $95 million, respectively.

14.     Federal Home Loan Bank Advances

The Company entered into an advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances of nil were outstanding at both December 31, 2022 and 2021 and were recorded in other liabilities.

15.     Income Taxes

U.S. Tax Law Changes

On August 16, 2022, President Biden signed the Inflation Reduction Act of 2022 (“IRA”) into law. The IRA includes a new Federal alternative minimum tax (“AMT”), effective in 2023, that is based on 15% of an applicable corporation’s adjusted financial statement income (“AFSI”). A corporation will be subject to the AMT if its average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1 billion (an “applicable corporation”). Upon becoming an applicable corporation, an entity will remain so for all future years, except under limited circumstances. The corporation’s AMT liability is payable to the extent the AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular corporate income tax in excess of AMT. We believe that we will be an applicable corporation starting in 2023. That determination is based on interpretations and assumptions we have made regarding the AMT provisions of the IRA, which may change once regulatory guidance is issued. As of December 31, 2022, we have not recorded any provision for the AMT. The U.S. Department of the Treasury is expected to issue regulatory guidance throughout 2023.

The IRA also creates a 1% excise tax on stock buybacks of publicly-traded U.S. corporations. Starting in 2023, such excise tax generally applies if a company repurchases in excess of $1 million worth of its stock in any given calendar year. The impact of this provision will be dependent on the extent of share repurchases made in future periods. It is anticipated that there will be no impact to the Company as any excise tax incurred on corporate stock repurchases will not be reported as income tax expense and generally will be recognized as part of the cost basis of the treasury stock recorded by Jackson Financial.

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On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES ACT”, was signed into legislation. The CARES ACT includes tax provisions relevant to businesses that during 2020 impacted taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five-year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. In 2020, the Company recognized a tax benefit of $16 million as a result of the CARES ACT. In addition, the Taxpayer Certainty & Disaster Tax Relief Act was enacted on December 27, 2020. There was no impact to taxes from this legislation in 2021 or 2020.

Effective Tax Rate

The components of the provision for federal, state and local income taxes were as follows (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Current tax expense (benefit)
Federal	$(43)	$(78)	$(67)
State and local	1	(3)	2
Total current tax expense (benefit)	(42)	(81)	(65)
Deferred tax expense (benefit)
Federal	1,513	736	(703)
State and local	59	25	(73)
Total deferred tax expense (benefit)	1,572	761	(776)
Total income taxes	$1,530	$680	$(841)

For the tax year ended December 31, 2021, current tax benefit includes $24 million benefit of net interest related to tax refunds and $3 million benefit for the reversal of the uncertain tax position.

The federal income tax provisions differ from the amounts determined by multiplying pretax income attributable to the Company by the statutory federal income tax rate of 21% were as follows (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Income taxes at statutory rate	$1,645	$872	$(503)
State income taxes (1)	48	18	(56)
Dividends received deduction	(142)	(146)	(158)
U.S. federal tax reform impact (2)	—	—	(16)
Foreign and other tax credits (3)	(24)	(46)	(61)
Prior year deferred tax benefit	—	—	(53)
Other (4)	3	(18)	6
Income tax (benefit) expense	$1,530	$680	$(841)
Effective tax rate	19.5%	16.3%	35.1%

(1) For the year ended December 31, 2020, includes a benefit of $33 million relating to prior periods.
(2) For the year ended December 31, 2020, the benefit is the result of the CARES Act.
(3) For the years ended December 31, 2022, 2021 and 2020, this primarily represents the benefit from foreign tax credits generated by the fund investments of the variable life and annuity contracts.
(4) Aggregation of insignificant reconciling items that are less than 5% of the computed income tax expense (benefit).

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to tax. The DRD for the current period was estimated using information from the prior year and estimates of current year investments results. The actual current year DRD can vary based on factors including, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
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Income Taxes Paid

Income taxes paid (refunded) were $(2) million, $(390) million, and $(4) million in 2022, 2021 and 2020, respectively. The income taxes refunded in 2021 include $(314) million of taxes and $(24) million of net interest related to the IRS audit that closed during the year and $(51) million of refunds from the overpayment of 2020 taxes in 2021.

Deferred Taxes and Assessment of Valuation Allowance

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in millions, recast for the adoption of LDTI):

	December 31,
	2022	2021
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$1,647	$3,306
Employee benefits	135	151
Derivative investments	789	1,129
Net unrealized losses	1,359	—
Net operating loss carryforward	547	284
Other	73	11
Total gross deferred tax asset	4,550	4,881
Valuation allowance	(900)	—
Gross deferred tax asset, net of valuation allowance	$3,650	$4,881
Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	$(2,584)	$(2,701)
Other investment items	(789)	(22)
Net unrealized gains	—	(469)
Other	(29)	(18)
Total gross deferred tax liability	(3,402)	(3,210)
Net deferred tax asset	$248	$1,671

Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.

In 2016, the Company reached an agreement with the IRS regarding the taxation of hedging activities. This agreement requires the current taxation of all unrealized gains and losses on hedge-related investments, but then defers two-thirds of the amount ratably over the following two years. Accordingly, there is an acceleration of taxes incurred currently and a related offset to the taxes being deferred.

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more-likely-than-not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company utilized a three-year rolling calculation of actual comprehensive income before taxes adjusted for permanent items to measure the cumulative losses in recent years. In 2020, the Company entered into a funds withheld coinsurance agreement with Athene. The cumulative comprehensive income includes items that are not indicative of the Company’s
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ability to generate future taxable income. As such, an adjustment was made to exclude the change in AOCI not attributable to the funds withheld coinsurance agreement with Athene. The change in AOCI attributable to these assets is excluded because our invested assets are generally invested to closely match the duration of our liabilities, which are longer duration in nature, and therefore the Company believes that the period-to-period fair market value fluctuations in AOCI are inconsistent when analyzing trends in our business. The changes in AOCI within the funds withheld account related to the Athene Reinsurance Transaction are not excluded because they offset the related earnings from the Athene Reinsurance Transaction included in pre-tax income, and this appropriately results in removing the impact from the Athene Reinsurance Transaction from the cumulative income test which economically should be minimal over the life of the reinsured business. Based on these factors, it is reasonable for the Company rely on the estimated projection of future income as evidence in assessing the sources of taxable income available to realize the benefit of deferred tax assets.

The Company evaluated each component of the deferred tax asset and assessed the effects of limitations and/or interpretations on the value of such components to be fully recognized in the future. The Company also evaluated the likelihood of sufficient taxable income in the future to offset the available deferred tax assets based on evidence considered to be objective and verifiable. Based on the analysis at December 31, 2022 and 2021, the Company concluded that it is more-likely-than-not, that the $248 million and $1,671 million, respectively, of net deferred tax assets will be realized through future projected taxable income.

For the year ended December 31, 2022, recent changes in market conditions, including rising interest rates, impacted the unrealized tax gains and losses in the available for sale securities portfolio resulting in deferred tax assets related to net unrealized tax capital losses for the Company. The deferred tax asset relates to the unrealized losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery, our capital loss carryback capacity, along with reversing capital deferred tax liabilities. As of December 31, 2022, based on all available evidence, we concluded that a valuation allowance should be established on a portion of the deferred tax asset related to unrealized losses that are not more-likely-than-not to be realized. The valuation allowance against deferred taxes at December 31, 2022 of $900 million and at December 31, 2021 of nil is against the portion of the net unrealized tax capital losses in the Company’s available for sale securities portfolio not more-likely-than-not realizable. All of the valuation allowance establishment was allocated to other comprehensive income. The net change in the total valuation allowance for the year ended December 31, 2022 and December 31, 2021 was an increase of $900 million and nil, respectively.

Carryforwards

The following table sets forth the amount and expiration dates of federal and state operating, capital loss and tax credit carryforwards for tax periods indicated. Included in the table is a Section 382 loss carryforward attributable to a previous acquisition. Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition net operating losses that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition.

	December 31,
	2022	2021
Federal net operating and capital loss carryforwards (1)	$2,377	$1,178
Section 382 net operating loss from previous acquisition (2)	137	137
State net operating and capital loss carryforwards (3)	347	158
Foreign Tax Credit (4)	44	—
Alternative Minimum Credit (5)	6	6
Total	$2,911	$1,479

(1) Unlimited carryforward
(2) Begins to expire in 2026 with annual limitation of approximately $21 million.
(3) For the year ended December 31, 2022, includes $124 million with expiration of 0-20 years, and with $223 million unlimited carryforward.
(4) 10-year carryforward.
(5) Subject to Section 383 limitations.

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Accounting for Uncertainty in Income Taxes

The Company determines whether a tax position is more likely than not to be sustained upon examination by tax authorities. The portion of a tax position that is greater than the 50% likelihood of being realized is recorded on the financial statements and any unrecognized part of a position due to uncertainties are recorded as a liability and are charged to income tax in the period that determination is made. The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit. At December 31, 2022, the Company held no reserves related to unrecognized tax benefits. For the year ended December 31, 2021, the Company decreased the reserve by $2 million related to a change in the calculation of its tax basis reserves as a result of the lapse of the statute of limitations, which resulted in no reserves related to unrecognized tax benefits at December 31, 2021.

The Company recognizes interest and penalties accrued, if any, related to unrecognized tax benefits as a component of income tax (benefit) expense. The Company did not recognize any interest and penalty expense in 2022, 2021 or 2020. For 2022 and 2021, the Company did not accrue any amounts for interest expense. For 2022 and 2021, the Company did not accrue any amounts for penalties.

Based on information available as of December 31, 2022, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

Tax Examinations and Litigation

The Company is no longer subject to U.S. federal tax examinations by tax authorities for years prior to 2018. Tax years from 2018 to 2022 remain open under the statute of limitations. Certain of the Company’s subsidiaries’ state income tax returns are currently under examination by various jurisdictions for years ranging from 2018 to 2021. The Company does not anticipate any material changes from any of these audits.

Organization and Tax Sharing Agreements
The Company's parent, Brooke Life, files a consolidated U.S. Federal income tax return including the life insurance subsidiaries Jackson, JNY, and Squire Re II. The Company also files income tax returns with various state and local jurisdictions, as well as certain foreign jurisdictions. Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson. With the exception of several insignificant wholly-owned subsidiaries that are not included in the Brooke Life consolidated tax return, all other subsidiaries of Jackson are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson. Income tax expense is calculated on a separate company basis.

Brooke Life, Jackson, JNY, and Squire Re II have entered into written tax sharing agreements. These tax sharing agreements are generally based on a separate return basis with benefits for credits and losses.

16.    Commitments and Contingencies

In the ordinary course of business, the Company and its subsidiaries are parties to legal actions and, at times, regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position. A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable. It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position. However, it is the opinion of management that the ultimate disposition of contingent liabilities is unlikely to have a material adverse effect on the Company’s financial position. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable.

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At December 31, 2022, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $1,398 million. At December 31, 2022, unfunded commitments related to fixed-rate mortgage loans and other debt securities totaled $1,169 million.

17.    Leases

The Company leases office space and equipment under operating leases that expire at various dates through 2051. The Company determines if a contract is a lease at inception or modification. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option. Right-of-use (“ROU”) assets represent the right to use an underlying asset for the lease term and corresponding lease liabilities represent the obligation to make lease payments arising from the lease. ROU assets and liabilities are determined using the Company’s incremental borrowings rate based upon information available at lease commencement. Certain lease incentives such as free rent periods are recorded as a reduction of the ROU asset. Lease costs for operating leases are recognized on a straight-line basis over the life of the lease.

The Company has lease agreements with lease and non-lease components. The Company elected the practical expedient to combine lease and non-lease components for certain real estate leases.

Variable lease expenses may include changes in index-linked lease payments and certain variable operating expenses associated with real estate leases. These payments are recognized in operating expenses in the period incurred.

At December 31, 2022 and 2021, the Company had operating lease net ROU assets of $11 million and $14 million and associated lease liabilities of $18 million and $23 million, respectively, classified within other assets and other liabilities, respectively. Net lease expense was $42 million, $30 million, and $22 million in 2022, 2021 and 2020, respectively, including expenses associated with software leases.

The following table summarizes the components of operating lease costs and other information related to operating leases recorded within operating costs and other expenses, net of deferrals, (in millions):

	Years Ended December 31,
	2022	2021	2020
Lease Cost:
Operating leases (1)	$6	$7	$11
Variable lease costs	2	2	2
Sublease income	(3)	(4)	(5)
Net Lease Cost	$5	$5	$8

Other Information:
Cash paid for amounts included in the measurement of operating lease liability	$6	$7	$10
Weighted average lease term	5 years	5 years	6 years
Weighted average discount rate	3.7%	3.6%	3.6%
(1)     Operating lease costs exclude software leases, as intangible assets are excluded from the scope of Accounting Standard Codification 842, Leases.

At December 31, 2022, the maturities of operating lease liabilities were as follows (in millions):

2023	$6
2024	5
2025	3
2026	3
2027	1
Thereafter	2
Total	$20
Less: interest	2
Present value of lease liabilities	$18

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18.    Share-Based Compensation

Prudential Share Plans

Historically, certain associates participated in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADRs”) that were tradable on the New York Stock Exchange. Outstanding non-vested Prudential ADRs granted as of December 31, 2020 were 4,728,473. In 2021, these plans were replaced through a re-issuance under Jackson Financial’s 2021 Omnibus Incentive Plan (the “Incentive Plan”) and the remaining outstanding Prudential awards were exchanged for Jackson Financial awards under the new Incentive Plan as further described below.

2021 Omnibus Incentive Plan

In April 2021, Jackson Financial’s Board of Directors adopted, and Jackson Financial’s shareholders approved, the Incentive Plan. This Incentive Plan became effective following the completion of the Demerger and replaced the Prudential Share Plans. The outstanding unvested awards previously issued under the Prudential Share Plans were exchanged for equivalent awards of shares of Jackson Financial’s Class A Common Stock under the Incentive Plan, with a grant date of October 4, 2021. The performance conditions of the awards were modified, based on U.S. GAAP based metrics, rather than International Financial Reporting Standards ("IFRS"). The incremental compensation cost resulting from the modifications will be recognized ratably over the remaining requisite service period of each award.

The Incentive Plan allows for stock-based awards including stock options, stock appreciation rights, restricted share awards, performance share awards, and deferred share units. The Incentive Plan has a ten-year term, expiring in September 2031. Jackson Financial currently has Restricted Share Unit and Performance Unit equity-based compensation awards outstanding. Dividend equivalents are generally accrued on restricted share units and performance share units outstanding as of the record date. These dividend equivalents are paid only on restricted share units and performance share units that ultimately vest. Generally, the requisite service period is the vesting period. In the case of retirement (eligibility for which is based on the associate's age and years of service as provided in the relevant award agreement), awards vest in full, but are subject to the satisfaction of any applicable performance criteria and paid in line with the original vesting date.

The Company reflects the cash settled awards of the above Incentive Plan as a liability classified plan and, therefore, reports the accrued compensation expense and the value of the cash settled awards within other liabilities. At December 31, 2022 and 2021, the Company had accrued $65 million and $61 million, respectively, for future payments under this plan, respectively. Jackson Financial allocates a portion of the compensation expense associated with the share-settled awards to Jackson, which Jackson settles with Jackson Financial monthly, on a one-month lag.

Restricted Share Units ("RSUs")

Jackson Financial grants RSUs to certain associates and non-employee directors. The majority of associate RSUs are expected to vest in three equal installments on the first through third anniversaries of the grant date over a 3-year service period, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock at Jackson Financial’s discretion. The associate awards granted in 2021 will have a shortened, 30-month vesting period. In addition, 1 and 2-year awards were issued in connection with Jackson Financial's Demerger. RSUs have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. In lieu of cash dividend payments, the dividends on unvested RSUs are awarded in additional units equal to the value of the dividends and are subject to the same vesting and distribution conditions as the underlying RSU.

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Outstanding non-vested liability classified RSUs granted to associates were as follows:

Year Ended December 31, 2022	Cash-Settled
	RSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	1,568,395	$26.09
Granted (1)	919,084	$38.71
Vested	(680,089)	$26.93
Forfeited	(75,859)	$28.48
Non-vested at end of period	1,731,531	$32.77

Year Ended December 31, 2021	Cash-Settled
	RSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	—	$—
Granted (1)	1,338,880	$26.57
Vested	—	$—
Forfeited	(5,177)	$26.41
Re-issuance due to modification	234,692	$26.41
Non-vested at end of period	1,568,395	$26.09

(1) Includes dividend equivalents granted in the current period on awards outstanding

Performance Share Units ("PSUs")

Jackson Financial grants PSUs to certain associates. PSU vesting is contingent on meeting a specified service requirement and the level of achievement of performance conditions. The PSU awards entitle recipients to receive, upon vesting, a number of units that range from 0% to 200% of the number of PSUs awarded, depending on the level of achievement of the specified performance conditions. The awards are generally expected to vest after a period of three years, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock at Jackson Financial’s discretion. However, the awards granted in 2021 will have a shortened, 30-month vesting period. Award recipients have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. The dividends on unvested PSUs are awarded in additional units equal to the value of the dividends and are subject to the same vesting and distribution conditions as the underlying PSUs. The modified PSU awards retained their vesting and performance conditions, modified based on U.S. GAAP based metrics, rather than IFRS.

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Outstanding non-vested liability classified PSUs granted were as follows:

Year Ended December 31, 2022	Cash-Settled
	PSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	1,519,122	$26.56
Granted (1)	217,270	$37.81
Vested	(525,143)	$26.63
Forfeited	(81,196)	$26.76
Non-vested at end of period	1,130,053	$28.67

(1) Includes dividend equivalents granted in the current period on awards outstanding

Year Ended December 31, 2021	Cash-Settled
	PSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	—	$—
Granted (1)	219,139	$27.44
Vested	—	$—
Forfeited	(3,087)	$26.41
Re-issuance due to modification	1,303,070	$26.41
Non-vested at end of period	1,519,122	$26.56

(1) Includes dividend equivalents granted in the current period on awards outstanding

Compensation Cost

The Company charges the fair value of the RSUs and PSUs to expense over the requisite service period. The fair value of equity-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock on the grant date. The fair value of liability-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock as of the reporting date. For performance-based awards, Jackson Financial estimates the number of shares expected to vest at the end of the performance period based on the probable achievement of the performance objectives. RSUs have graded vesting features and the Company recognizes expense for those awards on a straight-line basis over the requisite service period. Jackson Financial recognizes forfeitures as they occur when recognizing share-based compensation expense.

Total expense related to these share-based plans was as follows (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Compensation expense recognized	$118	$97	$44
Income tax benefit recognized	$23	$19	$9

Unrecognized compensation cost for RSUs and PSUs under the Incentive Plan as of December 31, 2022 was $44 million with a weighted average recognition period of 1.09 years.

19.    Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment adviser, and an indirect, wholly-owned subsidiary of Jackson Financial. The Company paid $58 million, $58 million, and $65 million for investment advisory services during the years ended December 31, 2022, 2021 and 2020.
The Company has entered into a shared services administrative agreement with PPM. Under the shared services administrative agreement, the Company charged $7 million, $6 million, and $9 million of certain management and corporate services costs in 2022, 2021 and 2020, respectively.

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The Company provided a $75 million revolving credit facility to PPM. The loan is unsecured and matures in September 2028, accrues interest at Secured Overnight Financing Rate ("SOFR") plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.1% per annum. At both December 31, 2022 and 2021, the outstanding balance was $20 million. The highest outstanding loan balance during both 2022 and 2021 was $20 million.

The Company provides a $100 million revolving credit facility to Jackson Financial, an upstream holding company. The loan is unsecured and matures in December 2026, accrues interest at SOFR plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.1% per annum. There was no outstanding balance at both December 31, 2022 and 2021, respectively. The highest outstanding loan balance during 2022 and 2021 was nil and $30 million, respectively.
The Company has entered into a shared services administrative agreement with Jackson Financial. Under the shared services administrative agreement, the Company charged $18 million of certain management and corporate services costs in 2022.

The Company has a Master Repurchase Agreement with Jackson Financial, which allows for repurchase agreement transactions between the companies. There were no such borrowings during 2022. There was no outstanding balance as of December 31, 2022. Interest paid during 2022 was nil.

The Company provides a $20 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company. The loan is unsecured, matures in June 2024, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. The outstanding balance at both December 31, 2022 and 2021 was nil. The highest outstanding loan balance during both 2022 and 2021 was nil.

The Company, through its PGDS subsidiary, provides various information security and technology services to certain Prudential affiliated entities. The Company recognized nil, $4 million, and $5 million of revenue during the years ended December 31, 2022, 2021 and 2020, associated with these services. This revenue is included in other income in the accompanying Consolidated Income Statements and is substantially equal to the costs incurred to provide the services, which are reported in operating costs and other expenses in the Consolidated Income Statements.

The investments in the segregated account related to the Coinsurance Agreement with Athene are subject to an investment management agreement between the Company and Apollo Insurance Solutions Group LP (“Apollo”), which merged with Athene in 2022. Apollo management fees, which are calculated and paid monthly in arrears, are paid directly from the funds withheld account, administered by Athene. Payments associated with these services were $83 million, $104 million, and $60 million during the years ended December 31, 2022, 2021 and 2020.

Receivables from Affiliates
Effective December 30, 2016, the Company executed a reserve financing transaction, whereby, for statutory reporting, the risk on $319 million of statutory basis redundant term life reserves was transferred to a third-party reinsurer. In conjunction with the transaction, Squire Re II financed the excess reserves through the Squire Surplus Note issued to an affiliate, Brier Capital LLC (“Brier”), in return for a note receivable from Brier (the “Financing Note”). Quarterly interest payments due under the Financing Note and the Squire Surplus Note are offset against each other and only the net amounts are due. The outstanding principal on the Financing Note and the Squire Surplus Note, each initially $344 million, are expected to increase or decrease in relation to changes in the excess reserves financed. The Financing Note, reported in Receivables from Affiliates, matures December 30, 2031 and bears interest at 4.0%. The outstanding balance of both the Financing Note and the Squire Surplus Note was $158 million and $177 million at December 31, 2022 and 2021, respectively.

20.    Statutory Accounting and Regulatory Matters

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

99

At December 31, 2022 and 2021, the Company’s statutory capital and surplus was $6.0 billion and $6.1 billion, respectively. Statutory net income (loss) of the Company was $3,688 million, $136 million, and $(1,933) million, in 2022, 2021 and 2020, respectively.

Under the Michigan Insurance Code of 1956, Jackson must notify the Michigan Director of Insurance prior to payment of any dividend. Ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus). Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve-month period ended on the preceding December 31. The Michigan Director of Insurance may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2022, is estimated to be $3,688 million, subject to the availability of adjusted earned surplus as of the dividend date. At December 31, 2022, the Company had $943 million of adjusted earned surplus available for ordinary dividends. Ordinary dividends from the Company to its parent were nil in 2022, 2021, and 2020, respectively.

On February 24, 2023, the Michigan Department of Insurance and Financial Services (“DIFS”) approved a $450 million ordinary dividend to the Company’s parent, Brooke Life. In addition to the dividend, DIFS approved a $150 million return of capital to Brooke. The distributions to Brooke Life were remitted on March 1, 2023.

On March 1, 2022, the Company remitted a $600 million return of capital to Brooke.

Under Michigan insurance law, Value of Business Acquired ("VOBA") is reported as an admitted asset if certain criteria are met. Pursuant to Michigan insurance law, the Company reported nil and $33 million of statutory basis VOBA, at December 31, 2022 and 2021, respectively, which was fully admissible. At December 31, 2022, Jackson's statutory basis VOBA was nil as the balance was fully amortized in 2022.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice the authorized control level RBC (“Company action level RBC”). At December 31, 2022, the Company's TAC remained well in excess of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2022 and 2021, there were no significant exceptions with any ratios.

21.    Benefit Plans

The Company has a defined contribution retirement plan covering substantially all associates and certain affiliates. Effective January 1, 2020, associates are immediately eligible to participate in the Company’s matching contribution. To be eligible to participate in the Company’s profit-sharing contribution, an associate must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the associate must be employed on the applicable January 1 or July 1 entry date. The Company’s annual profit-sharing contributions, as declared by Jackson’s Board of Directors, are based on a percentage of eligible compensation paid to participating associates during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $28 million, $28 million, and $30 million in 2022, 2021 and 2020, respectively.

100

The Company maintains non-qualified voluntary deferred compensation plans for certain associates and independent agents. At December 31, 2022 and 2021, the total aggregate liability for such plans was $469 million and $564 million, respectively, and was reported in other liabilities. The Company’s expense (income) related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elective deferrals, was $(47) million, $54 million, and $56 million in 2022, 2021 and 2020, respectively.

22.    Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in millions):

	Years Ended December 31,
	2022	2021	2020
Asset-based commission expenses	$1,010	$1,126	$907
Other commission expenses	846	1,042	1,020
Deferral of acquisition costs	(628)	(796)	(735)
Sub-advisor expenses	337	400	336
General and administrative expenses	768	917	874
Athene ceding commission (1)	—	—	(1,202)
Total operating costs and other expenses	$2,333	$2,689	$1,200

(1) See Note 8 of the Notes to Consolidated Financial Statements for further information.

23.    Accumulated Other Comprehensive Income (Loss)

Comprehensive income (loss) includes all changes in shareholder's equity (except those arising from transactions with owners/shareholders) and includes net income, net unrealized gains or losses on available-for-sale securities, the impact of changes in the non-performance risk used in the remeasurement of market risk benefits, and the impact of changes in the discount rate used in the remeasurement of our reserves for future policy benefits and claims payable.

The following table represents changes in the balance of accumulated other comprehensive income (loss) ("AOCI"), net of income tax, related to unrealized investment gains (losses) (in millions, recast for the adoption of LDTI for 2022 and 2021):

	Years Ended December 31,
	2022	2021	2020
Balance, beginning of period (1)	$1,504	$3,960	$2,539

Change in accounting principle, net of tax	—	(391)	—
Other comprehensive income (loss):
Change in unrealized gains (losses) of investments	(8,253)	(1,821)	2,589
Change in current discount rate - reserve for future policy benefits (2)	1,664	507	—
Change in non-performance risk on market risk benefits	1,875	(424)	—
Change in unrealized gains (losses) - other	37	38	133
Change in deferred tax asset	111	370	(601)
Other comprehensive income (loss) before reclassifications	(4,566)	(1,330)	2,121
Reclassifications from AOCI, net of tax	(138)	(735)	(700)
Other comprehensive income (loss)	(4,704)	(2,065)	1,421
Balance, end of period (1)	$(3,200)	$1,504	$3,960
(1) Includes $(2,106) million and $287 million related to the investments held within the funds withheld account related to the Athene Reinsurance Transaction as of December 31, 2022 and December 31, 2021, respectively.
(2) Represents the impact of changes in the discount rate used in the remeasurement of our direct reserves for future policy benefits and claims payable, net of the remeasurement of ceded reserves for future policy benefits and claims payable.

101

The following table represents amounts reclassified out of AOCI (in millions, recast for the adoption of LDTI for 2022 and 2021):

AOCI Components	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Income Statement

	Years Ended December 31,
	2022	2021	2020
Net unrealized investment gain (loss):
Net realized gain (loss) on investments	$(175)	$(929)	$(1,142)	Net gains (losses) on derivatives and investments
Other impaired securities	—	(9)	10	Net gains (losses) on derivatives and investments
Net unrealized gain (loss)	(175)	(938)	(1,132)
Amortization of deferred acquisition costs	—	—	246
Reclassifications, before income taxes	(175)	(938)	(886)
Income tax expense (benefit)	(37)	(203)	(186)
Reclassifications, net of income taxes	$(138)	$(735)	$(700)

24.    Revision and Reclassifications of Prior Period Financial Statements

In 2022, the Company identified errors related to the classification of certain balances and amounts in line items of Consolidated Balance Sheets, Income Statements, and Statements of Cash Flows of its previously issued Consolidated Financial Statements. These errors consist of balances and amounts related to deferred sales inducement assets, liabilities for certain life-contingent annuities, sub-advisor fee expenses, and other operating expenses and do not impact previously reported net income, total equity, or net cash flows.

Management evaluated these errors and the impact to previously issued financial statements based upon SEC Staff Accounting Bulletin No. 99, Materiality, which has since been codified in Accounting Standards Codification (“ASC”) 250, Accounting Changes and Error Corrections. Based on this evaluation, management has concluded that the adjustments and impact of these errors are not material to any previously issued quarterly or annual financial statements. However, to improve the consistency and comparability of the financial statements, management has revised previously reported financial statement line items and related disclosures in this report.

In addition, certain other immaterial amounts in prior period financial statements have been reclassified to conform to the current period presentation.

The following tables, recast for the adoption of LDTI for 2021, present Consolidated Balance Sheets and Income Statements line items affected by the revisions and reclassifications of previously reported financial statements adjusted for the adoption of LDTI, detailing amounts previously reported, the impact upon those line items due to revisions and reclassifications and amounts as currently revised within the financial statements. For the years ended December 31, 2021 and 2020 the reclassification also impacted the Consolidated Statements of Cash Flows in the amount of $61 million and $65 million, respectively, which increased financing cash flows offset by a decrease in operating cash flows. In addition, there were revisions reflected in our disclosures throughout these Consolidated Financial Statements.

102

Consolidated Balance Sheets (in millions)	As Previously Reported	Impact for the Adoption of LDTI	Impact of Revisions and Reclassifications	As Revised
	12/31/21	12/31/21	12/31/21	12/31/21

Assets
Deferred acquisition costs	$14,246	$(727)	$—	$13,519
Reinsurance recoverable, net of allowance for credit losses	33,169	(292)	—	32,877
Reinsurance recoverable on market risk benefits, at fair value	—	383	—	383
Market risk benefit assets, at fair value	—	1,664	—	1,664
Deferred income taxes, net	909	762	—	1,671
Other assets	577	4	75	656
Total assets	372,045	1,794	75	373,914

Liabilities
Reserves for future policy benefits and claims payable	17,617	(3,477)	1,037	15,177
Other contract holder funds	59,456	(5)	(962)	58,489
Market risk benefit liabilities, at fair value	—	8,033	—	8,033
Other liabilities	1,946	(1)	—	1,945
Total liabilities	360,009	4,550	75	364,634

Equity
Accumulated other comprehensive income, net of tax expense	1,890	(386)	—	1,504
Retained earnings	4,168	(2,370)	—	1,798
Total Equity	12,036	(2,756)	—	9,280
Total liabilities and equity	$372,045	$1,794	$75	$373,914

Consolidated Income Statements (in millions)	As Previously Reported	Impact for the Adoption of LDTI	Impact of Revisions and Reclassifications	As Revised
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/21	12/31/21	12/31/21

Revenues
Fee income	$7,594	$—	$400	$7,994
Premium	107	—	15	122
Net investment income	3,086	—	54	3,140
Total net gains (losses) on derivatives and investments	(2,480)	(2,887)	—	(5,367)
Total revenues	8,400	(2,887)	469	5,982

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	892	(45)	57	904
(Gain) loss from updating future policy benefits cash flow assumptions, net	—	41	—	41
Market risk benefits (gains) losses, net	—	(3,966)	—	(3,966)
Interest credited on other contract holder funds, net of deferrals and amortization	861	(2)	(34)	825
Operating costs and other expenses, net of deferrals	2,242	—	447	2,689
Amortization of deferred acquisition costs	520	786	(1)	1,305
Total benefits and expenses	4,537	(3,186)	469	1,820
Pretax income (loss)	3,863	299	$—	4,162
Income tax (benefit) expense	616	64	—	680
Net income (loss)	$3,247	$235	$—	$3,482

103

Consolidated Income Statements (in millions)	As Previously Reported	Impact for the Adoption of LDTI	Impact of Revisions and Reclassifications	As Revised
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/20	12/31/20

Revenues
Fee income	$6,504	$—	$336	$6,840
Premium	130	—	27	157
Net investment income	2,781	—	55	2,836
Total revenues	3,025	—	418	3,443

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	1,235	—	78	1,313
Interest credited on other contract holder funds, net of deferrals and amortization	1,202	—	91	1,293
Operating costs and other expenses, net of deferrals	807	—	393	1,200
Amortization of deferred acquisition costs	(390)	—	(144)	(534)
Total benefits and expenses	5,418	—	418	5,836
Net income (loss)	$(1,552)	$—	$—	$(1,552)

25.    Selected Quarterly Financial Data (Unaudited)

Effective January 1, 2023, the Company adopted LDTI using the modified retrospective transition method relating to liabilities for traditional and limited payment contracts and deferred policy acquisition costs associated therewith; and on a retrospective basis, in relation to market risk benefits ("MRBs"). See Note 2 of the Notes to Consolidated Financial Statements for further description of the adoption of this new accounting principle.

The following table contains quarterly financial information recast for the years ended December 31, 2022 and 2021 (in millions):

104

	Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2022	2021	2022	2021	2022	2021	2022	2021
Revenues
Fee income	$1,997	$1,890	$1,920	$1,976	$1,893	$2,047	$1,861	$2,081
Premiums	31	31	26	31	30	30	22	30
Net investment income:
Net investment income excluding funds withheld assets	398	537	355	450	335	472	378	493
Net investment income on funds withheld assets	260	291	364	294	313	299	317	304
Total net investment income	658	828	719	744	648	771	695	797
Net gains (losses) on derivatives and investments:
Net gains (losses) on derivatives and investments	(1,566)	(2,839)	2,940	(388)	(194)	(421)	(4,198)	(1,698)
Net gains (losses) on funds withheld reinsurance treaties	1,028	898	1,077	(768)	555	(115)	(474)	(36)
Total net gains (losses) on derivatives and investments	(538)	(1,941)	4,017	(1,156)	361	(536)	(4,672)	(1,734)
Other income	20	23	20	31	19	17	25	22
Total revenues	2,168	831	6,702	1,626	2,951	2,329	(2,069)	1,196

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	288	255	261	214	240	280	246	155
(Gain) loss from updating future policy benefits cash flow assumptions, net	15	48	14	6	(39)	(15)	(26)	2
Market risk benefits (gains) losses, net	(1,907)	(6,522)	1,184	1,512	(913)	1,066	(1,900)	(22)
Interest credited on other contract holder funds, net of deferrals and amortization	195	212	206	207	223	205	235	201
Interest expense	5	6	6	7	8	4	18	5
Operating costs and other expenses, net of deferrals	631	631	532	655	568	666	602	737
Amortization of deferred acquisition costs	316	331	308	328	304	327	297	319
Total benefits and expenses	(457)	(5,039)	2,511	2,929	391	2,533	(528)	1,397
Pretax income (loss)	2,625	5,870	4,191	(1,303)	2,560	(204)	(1,541)	(201)
Income tax expense (benefit)	395	1,118	854	(246)	661	(98)	(380)	(94)
Net income (loss)	2,230	4,752	3,337	(1,057)	1,899	(106)	(1,161)	(107)

105

26.    Subsequent Events (Unaudited)

The Company has evaluated subsequent events through the date these recast Consolidated Financial Statements were issued.

In early March through late April, several regional U.S. banks were taken over by federal regulators with the Federal Deposit Insurance Corporation ("FDIC") being named the receiver. These bank failures raised concern among investors and depositors regarding the solvency and liquidity of regional banks across the country, leading to increased stress on the banking sector. In response, the FDIC invoked a systemic risk exception allowing the government to ensure repayment of all amounts on deposit at the failed banks. We continue to monitor and analyze the ongoing situation in the banking sector. Except for assets held as part of reinsurance arrangements within our funds withheld portfolios, where the Company does not have exposure to default risk, the Company's general account portfolio had no exposure to Silicon Valley Bank ("SVB"), Signature Bank, First Republic Bank, and Credit Suisse Additional Tier 1 debt as of March 31, 2023.
106

Schedule I
Jackson National Life Insurance Company and Subsidiaries
Summary of Investments—Other Than Investments in Related Parties
(In millions)

	As of December 31, 2022
			Amount at
			Which Shown
	Cost or		on Balance
Type of Investment	Amortized Cost	Fair Value	Sheet
Debt securities:
Bonds:
U.S. government securities	$5,731	$4,724	$4,724
Other government securities	1,719	1,468	1,468
Public utilities	5,833	5,167	5,167
Corporate securities	26,532	22,905	22,905
Residential mortgage-backed	498	452	452
Commercial mortgage-backed	1,813	1,631	1,631
Other asset-backed securities	6,231	5,725	5,725
Total debt securities	48,357	42,072	42,072
Equity securities	359	359	359
Mortgage loans	11,549	N/A	11,549
Policy loans	4,376	N/A	4,376
Derivative instruments	1,270	N/A	1,270
Other invested assets	2,174	N/A	2,817
Total investments	$68,085		$62,443

See the accompanying Report of Independent Registered Public Accounting Firm
107

Schedule III
Jackson National Life Insurance Company and Subsidiaries
Supplemental Insurance Information
(In millions)

		Reserves for
	Deferred	Future Policy
	Acquisition	Benefits and	Other Contract
	Costs	Claims Payable	Holder Funds
December 31, 2022(1)
Retail Annuities	$12,725	$1,406	$36,231
Closed Life and Annuity Blocks	119	10,894	12,730
Institutional Products	—	—	9,019
Corporate and Other	74	—	—
Total	$12,918	$12,300	$57,980

December 31, 2021(1)
Retail Annuities	$13,365	$1,706	$36,501
Closed Life and Annuity Blocks	130	13,471	13,158
Institutional Products	—	—	8,830
Corporate and Other	24	—	—
Total	$13,519	$15,177	$58,489

December 31, 2020
Retail Annuities	$13,739	$9,075	$38,720
Closed Life and Annuity Blocks	134	13,417	13,491
Institutional Products	—	—	11,138
Corporate and Other	24	—	—
Total	$13,897	$22,492	$63,349

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .

(continued)
108

Schedule III
Jackson National Life Insurance Company and Subsidiaries
Supplemental Insurance Information
(In millions)

			Interest Credited	Deferred
			on Other	Acquisition and	Operating
		Net Investment	Contract Holder	Sales Inducements	Costs and
	Premium	Income	Funds	Amortization	Other Expenses
December 31, 2022(1)
Retail Annuities	$10	$394	$246	$557	$2,174
Closed Life and Annuity Blocks	111	706	412	11	129
Institutional Products	—	312	201	—	5
Corporate and Other	—	55	—	—	25
Segment subtotal	121	1,467	859	568	2,333
Non-operating items (2)	(12)	1,253	—	657	—
Total	$109	$2,720	$859	$1,225	$2,333

December 31, 2021(1)
Retail Annuities	$15	$686	$218	$556	$2,455
Closed Life and Annuity Blocks	119	950	419	12	181
Institutional Products	—	260	188	—	5
Corporate and Other	—	56	—	—	48
Segment subtotal	134	1,952	825	568	2,689
Non-operating items (2)	(12)	1,188	—	737	—
Total	$122	$3,140	$825	$1,305	$2,689

December 31, 2020
Retail Annuities	$27	$947	$469	$55	$2,172
Closed Life and Annuity Blocks	143	776	436	17	190
Institutional Products	—	355	250	—	5
Corporate and Other	—	(34)	—	20	36
Segment subtotal	170	2,044	1,155	92	2,403
Non-operating items (1)	(13)	792	138	(626)	(1,203)
Total	$157	$2,836	$1,293	$(534)	$1,200

(1) Recast for the adoption of ASU 2018-12. See Notes 1 and 2 to the Consolidated Financial Statements .
(2) See Note 3. Segment Information for further details on the non-operating items.

See the accompanying Report of Independent Registered Public Accounting Firm
109

Schedule IV
Jackson National Life Insurance Company and Subsidiaries
Reinsurance
For the Years Ended December 31, 2022, 2021, and 2020
(In millions)

					% Amount
					Assumed to
	Gross Amount	Ceded	Assumed	Net Amount	Net
December 31, 2022
Life insurance in-force	$86,792	$55,496	$15,976	$47,272	33.8%
Insurance premium
Life insurance	$325	$251	$37	$111	33.3%
Accident and health	25	28	3	—
Payout annuity	10	—	—	10
Annuity guaranteed benefits	—	12	—	(12)
Total insurance premium	$360	$291	$40	$109	36.7%

December 31, 2021
Life insurance in-force	$105,704	$72,034	$16,358	$50,028	32.7%
Insurance premium
Life insurance	$354	$273	$38	$119	31.9%
Accident and health	38	42	4	—
Payout annuity	15	—	—	15
Annuity guaranteed benefits	—	12	—	(12)
Total insurance premium	$407	$327	$42	$122	34.4%

December 31, 2020
Life insurance in-force	$118,328	$81,858	$17,034	$53,504	31.8%
Insurance premium
Life insurance	$273	$172	$42	$143	29.6%
Accident and health	36	41	5	—
Payout annuity	27	—	—	27
Annuity guaranteed benefits	—	13	—	(13)
Total insurance premium	$336	$226	$47	$157	29.9%
See the accompanying Report of Independent Registered Public Accounting Firm
110

Schedule V
Jackson National Life Insurance Company and Subsidiaries
Valuation and Qualifying Accounts
For the Years Ended December 31, 2022 and 2021
(In millions)

	Balance at	Charged to
	Beginning	Costs and				Balance at
	of Period	Expenses		Deductions		End of Period
December 31, 2022
Allowance for credit losses on debt securities	$9	$36		$(22)	(1)	$23
Allowances for credit losses on mortgage and other loans	94	—		1	(2)	95
Allowance for credit losses on reinsurance recoverable	12	3		—		15
Valuation allowance on deferred tax asset	—	900	(3)	—		900
	$115	$939		$(21)		$1,033

December 31, 2021
Allowance for credit losses on debt securities	$14	$11		$(16)	(1)	$9
Allowances for credit losses on mortgage and other loans	179	—		(85)	(2)	94
Allowance for credit losses on reinsurance recoverable	13	—		(1)		12
Valuation allowance on deferred tax asset	—	—		—		—
	$206	$11		$(102)		$115

(1) Represents reductions for securities disposed.
(2) Represents provision (release) of allowance for write-offs.
(3) Includes $900 million valuation allowance during the year ended December 31, 2022, associated with the unrealized tax losses in the companies' available for sale securities portfolio, see Note 15. Income Taxes for further information.

See the accompanying Report of Independent Registered Public Accounting Firm

111